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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
IMCOR Pharmaceutical Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMCOR Pharmaceutical Co.
6175 Lusk Boulevard
San Diego, CA 92121

Notice of 2003/2004 Annual Meeting of Stockholders and Proxy Statement	May 11, 2004

        The 2003/2004 annual meeting of stockholders of IMCOR Pharmaceutical Co. (formerly Photogen Technologies, Inc.) (the "Company") will be held on May 27, 2004, at 10:00 a.m., Chicago time, at the Union League Club of Chicago, 65 West Jackson Boulevard, Chicago, Illinois. The purposes of the meeting are to:

  1.
  Approve the issuance of more than 20% of the Company's voting stock in connection with a financing transaction with certain institutional and accredited investors and the conversion of the aggregate principal amount of $8,559,500, plus accrued interest, under the Company's secured promissory notes into the Company's common stock;

  2.
  Amend our 2000 Long Term Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance from 4,568,750 to 12,000,000 shares;

  3.
  Elect five directors; and

  4.
  Transact such other business as may properly come before the meeting or any adjournment.

        Stockholders are cordially invited to attend the meeting. If you plan to attend, please notify the Company by May 20, 2004. Space is limited. Only stockholders holding common stock of record at the close of business on April 8, 2004 will be entitled to notice of the annual meeting and to vote at the meeting or any adjournment. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by stockholders at the Company's office, for ten days before the annual meeting during normal business hours.

        Please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. If you decide to attend the meeting, you may, if desired, revoke the proxy and vote the shares in person. Attendance at this meeting does not itself serve to revoke your proxy.

                      By Order of the Board of Directors,

                      Taffy J. Williams, Chairman of the Board

TABLE OF CONTENTS

INTRODUCTION	1
General Information	1
Shareholders Entitled to Vote	1
How to Vote	1
Changing Your Vote	1
Votes Required to Approve Proposals	2
Board Recommendation; Interest of Certain Persons in Matters to Be Acted Upon	2
Agreement to Vote in Favor of Proposals	2
Proxy Solicitation	3
Dissenters' Rights of Appraisal	3
Stockholder Proposals	3
PRO FORMA INFORMATION	3
FORWARD LOOKING STATEMENTS	4
PROPOSAL 1 Approve Issuance of More Than 20% of Our Outstanding Stock in a Financing Transaction and Conversion of Notes	4
Background of Financing Transaction	5
Summary of Financing Transaction	5
Closing	6
Covenants; Conditions	7
Use of Proceeds	7
Dilution	7
Exhibits Relating to Proposal 1	8
PROPOSAL 2 Amend the 2000 Long Term Incentive Compensation Plan	8
Introduction	8
Summary of the 2000 Plan	9
Introduction	9
Nature Of Awards To Be Granted Pursuant to the 2000 Plan	9
Common Stock Subject to the 2000 Plan	9
Administration of the 2000 Plan	10
Purchase of Common Stock Under the 2000 Plan	10
Termination of Employment, Death or Disability of Optionholder	10
Expiration, Termination and Amendment of the 2000 Plan	11
Federal Tax Consequences	11
New Plan Benefits	12
Equity Compensation Plan Information	12
PROPOSAL 3 Election of Five Directors to the Company's Board of Directors	12
Directors, Executive Officers, Promoters and Control Persons	13
Director Nominees	13
Executive Officers and Significant Employees	14
Directors' Meetings and Committees	14
Corporate Governance	16
Changes in Control	17
Security Ownership of Certain Beneficial Owners and Management	17
Compensation Committee Interlocks and Insider Participation	19
Certain Relationships and Related Transactions	19
Executive Compensation	20
Stock Options	21
Compliance with Section 16(a) of the Exchange Act	23

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Change in Control Agreements	24
Securities Authorized for Issuance Under Equity Compensation Plans	24
Director Compensation.	25
Compensation Committee Report	25
Stock Performance Chart	26
Financial and Other Information	27
Financial Statements and Supplementary Financial Information	27
Management's Discussion and Analysis of Financial Condition and Result of Operations	27
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	27
Quantitative and Qualitative Disclosures About Market Risk	27
Other Information	27
Audit Committee Report	27
Independent Auditors' Fees	29
Audit Fees	29
Audit-Related Fees	29
Tax Fees	29
All Other Fees	29
Audit Committee Pre-Approval Policy.	30
Other Matters	30
Information Incorporated By Reference	30

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EXHIBIT LIST

A	Form of Securities Purchase Agreement
B	Form of Warrant Agreement
C	Form of Registration Rights Agreement
D	April Voting Agreement
E	Amended 2000 Long-Term Incentive Compensation Plan
F	Form 10-KSB for fiscal year ended December 31, 2003
G	Form 10-K for fiscal year ended December 31, 2002, as amended
H	Audit Committee Charter

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IMCOR PHARMACEUTICAL CO.
6175 LUSK BOULEVARD
SAN DIEGO, CA 92121

PROXY STATEMENT
FOR
2003/2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

INTRODUCTION

        General Information.    IMCOR Pharmaceutical Co. (formerly known as Photogen Technologies, Inc.) ("we," "us," "our," or the "Company") is furnishing this Proxy Statement to holders of our common stock, par value $.001 per share ("Common Stock"), in connection with the solicitation of Proxies on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific time, on May 27, 2004 (the "Annual Meeting"). This Annual Meeting is for 2003 and 2004. The Annual Meeting will be held at the Union League Club of Chicago, 65 West Jackson Boulevard, Chicago, Illinois. We mailed this Proxy Statement to stockholders on approximately May 11, 2004.

        Shareholders Entitled to Vote.    Only stockholders of record at the close of business on April 8, 2004 are entitled to notice of and to vote at the Annual Meeting. Stockholders will be solicited by mail on or about May 11, 2004. On all matters that may come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share of Common Stock he or she holds at the close of business on April 8, 2004.

        Holders of a majority of the outstanding Common Stock entitled to vote and present in person or represented by proxy will constitute a quorum at the Annual Meeting. We will count abstentions and broker non-votes for purposes of determining the presence of a quorum, but we will not count them to determine whether the stockholders have approved any given proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        At April 8, 2004 there were approximately 21,541,476 shares of Common Stock issued and outstanding and entitled to one vote per share. The holders of Common Stock vote as a group on all matters to be considered at the Annual Meeting. We also have approximately 16,348 shares of Series A Convertible Preferred Stock outstanding (or issuable upon payment of in-kind dividends), but those shares are not entitled to vote on the matters being considered at the Annual Meeting.

        We are the record holder of 5,033 shares of Common Stock (less than 0.03% of the outstanding Common Stock) as exchange agent for stockholders who have not turned in their shares of our predecessor (Bemax Corporation) in exchange for Company shares in connection with previous reverse splits of the Common Stock. Proxy materials will be delivered to the last known addresses of those stockholders. If any of those stockholders vote at the Annual Meeting (by Proxy or attending the Annual Meeting), we will record their vote in accordance with their direction. We will treat shares held by such stockholders who do not vote as broker non-votes.

        How to Vote.    Please sign, date and return the enclosed Proxy promptly. If your shares are held in the name of a bank, broker or other holder of record (that is, in "street name") you will receive instructions from the holder of record that you must follow for your shares to be voted.

        Changing Your Vote.    Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. You may attend the Annual Meeting, revoke your Proxy and vote in person if you desire to do so, but attending the Annual Meeting will not

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by itself revoke your Proxy. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a Proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You may revoke your Proxy at any time before it is exercised by either giving written notice of revocation to the Company's Secretary or by submitting a new Proxy dated after the revoked Proxy to us before the Annual Meeting.

        Votes Required to Approve Proposals.    Shares represented by executed Proxies that are not revoked will be voted in accordance with the instructions in the Proxy or, in the absence of instructions, in accordance with the recommendations of the Board of Directors. Assuming a quorum is present at the Annual Meeting, the following table sets forth the votes required to approve each Proposal:

Proposal	Vote Required to Approve
Proposal 1 (Issue more than 20% of stock in connection with a financing transaction and conversion of Secured Promissory Notes)	Holders of a majority of Common Stock present in person or represented by proxy
Proposal 2 (Amend the 2000 Long Term Incentive Compensation Plan)	Holders of a majority of Common Stock present in person or represented by proxy
Proposal 3 (Elect 5 directors)
A plurality of the votes cast by the holders of Common Stock (a "plurality" means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen)
Other Business	Holders of a majority of Common Stock present in person or represented by proxy

        Board Recommendation; Interest of Certain Persons in Matters to Be Acted Upon.    The Board of Directors unanimously approved each of the Proposals to be considered at the Annual Meeting and recommends that stockholders also vote FOR approval of each Proposal. Because they may be deemed to have an indirect financial interest in certain aspects of the financing transaction, Messrs. Fleming and McPhee abstained from the Board's vote on the financing transaction. Mr. Fleming is associated with Oxford Bioscience Partners IV L.P. ("Oxford") and MRNA Fund II L.P. ("MRNA") and Mr. McPhee is associated with Mi3, L.P. ("Mi3"). Those entities are participating in the financing transaction.

        Agreement to Vote in Favor of Proposals.    Pursuant to a Voting, Drag-Along and Right of First Refusal Agreement dated as of November 12, 2002 (the "Voting Agreement") and a separate Voting Agreement dated as of April 7, 2004, as amended by Amendment No. 1 to this separate Voting Agreement dated as of April 19, 2004 (the "April Voting Agreement"), Dr. Robert Weinstein, Stuart Levine, Tannebaum, LLC, Mi3, Oxford and MRNA (collectively, the "Stockholders"), who collectively own approximately 11,881,453 shares of Common Stock (approximately 55.2%, as of April 8, 2004 of the Common Stock eligible to vote on Proposal 1), agreed to vote in favor of Proposal 1 (issuance of more than 20% of stock and conversion of notes in connection with a financing transaction) and Proposal 3 (election of five director nominees). A copy of the April Voting Agreement is attached as Exhibit D. Because the record date of April 8, 2004 precedes the Initial Closing of the financing transaction, and in accordance with Nasdaq rules, the shares issued in the Initial Closing will not vote at the Annual Meeting.

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        As a result of the Voting Agreement and the April Voting Agreement, there are sufficient votes to approve Proposal 1 and to elect each of the five persons nominated to the Board.

        Proxy Solicitation.    We will pay all expenses of the solicitation, including the cost of preparing, assembling and mailing the proxy solicitation materials. We expect to reimburse brokerage houses, custodians, nominees and fiduciaries on request for reasonable out-of-pocket expenses they incur in connection with forwarding solicitation materials to the beneficial owners of our Common Stock.

        Dissenters' Rights of Appraisal.    There are no dissenters' rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

        Stockholder Proposals.    Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2005 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be eligible for inclusion, the Company's Corporate Secretary must receive stockholder proposals no later than December 31, 2004.

PRO FORMA INFORMATION

        The table below shows the beneficial ownership of certain stockholders: (i) before the transactions in Proposals 1 and 2; (ii) after the Initial Closing of the financing transaction; (iii) after the consummation of the issuances of Common Stock, warrants and Agent Warrants (defined below) in Proposal 1; and (iv) after the increase in the shares reserved under the 2000 Plan (Proposal 2).

IMCOR Pharmaceutical Co.
Fully Diluted Ownership
As of April 8, 2004

	Current—April 8, 2004(1)		Pro-Forma $15 MM Financing (including overallotments), Debt Conversion First Closing April 19, 2004		Pro-Forma $15 MM Financing (including overallotments), Debt Conversion Second Closing (following Shareholder Approval)			Pro-Forma Increase in Options 2000 Plan
	Shares	Percent Ownership	Shares	Percent Ownership	Shares		Percent Ownership	Shares	Percent Ownership
Parties to voting agreements	11,881,451	41.7%	18,687,999	22.6%	34,413,866		42.2%	34,413,866	38.7%
All Other Officers, Directors, 5% Holders(2)	4,502,038	15.8%	4,502,038	5.4%	4,502,038		5.5%	4,502,038	5.1%
Other Options, Warrants(3)	4,711,083	16.5%	4,711,083	5.8%	4,711,083		5.8%	12,142,333	13.6%
$15 Million Financing, Debt Conversion(4)	—	0.0%	3,585,211	4.3% (5)	30,530,898	(5)	37.4%	30,530,898	34.3%
Other Investors	7,372,418	25.9%	7,372,418	8.9%	7,372,418		9.0%	7,372,418	8.3%

Total	28,466,990	100.0%	38,858,749	47.0%	81,530,303		100.0%		100.0%

(1)
Series A Preferred stated on an "as converted" basis

(2)
Includes options exercisable within 60 days of April 8, 2004

(3)
Includes executive options exercisable after 60 days from April 8, 2004

(4)
Includes 3,000,000 overallotment shares. Excludes shares, warrants that are included in Voting Group

(5)
Includes placement agent warrants

FORWARD LOOKING STATEMENTS

        This Proxy Statement contains (and press releases and other public statements we may issue from time to time may contain) forward-looking statements regarding our business and operations. Statements that are not historical facts are forward-looking statements. Forward-looking statements include those relating to:

  •
  our current business and product development plans,

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  •
  our future business, product development and acquisition plans,

  •
  the timing and results of regulatory approval for proposed products, and

  •
  projected capital needs, working capital, liquidity, revenues, interest costs and income.

        Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions, and statements that may include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "should," "may," or similar expressions, or statements that imply uncertainty or involve hypothetical events.

        Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from what is currently anticipated. We made cautionary statements in certain sections of our Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission ("SEC"), including under "Risk Factors." A copy of the Form 10-KSB will accompany this Proxy Statement and is included in this Proxy Statement. You should read these cautionary statements as being applicable to all related forward-looking statements wherever they appear in this Proxy Statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Proxy Statement or other documents incorporated by reference might not occur. No forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statement. We do not undertake any obligation to release publicly any revisions to these forward looking statements, to reflect events or circumstances after the date of this Proxy Statement, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

PROPOSAL 1
Approve Issuance of More Than 20% of Our Outstanding Stock in a Financing Transaction and
Conversion of Notes

        At this Annual Meeting we are asking stockholders to consider and vote upon a series of proposals that will significantly affect the future direction of the business and the capital structure of the Company. As a company whose shares are listed on the Nasdaq SmallCap Market ("Nasdaq"), we are subject to the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). NASD Marketplace Rule 4350(i)(1)(D)(ii) requires companies to seek stockholder approval prior to the sale, issuance or potential issuance by the company of common stock (or securities convertible or exercisable into common stock) equal to 20% or more of the common stock or voting power outstanding before the issuance for less than the greater of book or market value of the stock.

        In essence, the financing transaction involves the following:

  •
  We will issue a minimum of $10,000,000 of our Common Stock up to a maximum of $15,000,000 of our Common Stock in a private placement to accredited investors, together with warrants to acquire one-half of a share of Common Stock for each share of stock purchased (with an over-allotment option to issue up to an additional 3,000,000 shares without warrants to those investors).

  •
  We will convert an aggregate principal amount of $8,559,500 plus accrued interest we owe to three existing investors pursuant to our Secured Promissory Notes (the "Secured Notes"), each bearing interest at a rate of 7.25% per annum. No warrants will be issued with respect to this conversion.

  •
  We will issue to our co-placement agents for the financing, Roth Capital Partners, LLC and Rodman & Renshaw, LLC, as part of their fees for services rendered in the financing transaction, warrants to purchase shares of our Common Stock equal to 8% of the shares sold in the financing. We may also engage one or more additional placement agents to assist in completing the financing. Additional placement agents may receive compensation in the form of

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    shares of Common Stock and warrants to purchase shares of Common Stock, but their compensation will not exceed what we have agreed to pay Roth Capital Partners, LLC and Rodman & Renshaw, LLC, and in no event will more than 20 million shares (plus up to 3 million over-allotment shares) be issued in the offering. The warrants issued to our placement agents in connection with the financing are referred to herein as the "Agent Warrants."

        In all, the financing transaction contemplates that we will issue up to approximately 190% of our outstanding Common Stock. On April 19, 2004 (the "Initial Closing"), we received approximately $10.1 million in commitments to purchase shares of our Common Stock. To comply with Nasdaq rules, at the Initial Closing we issued only shares and warrants to the accredited investors and placement agents representing approximately 19.5% of our outstanding Common Stock. We also converted $4,160,000 principal amount, plus accrued interest, of the Revolving Convertible Senior Secured Promissory Notes (the "Convertible Notes") into our Common Stock at $0.75 per share pursuant to stockholder approval we received on February 5, 2004. At the Initial Closing we issued to accredited investors 2,650,001 shares of Common Stock and warrants to acquire 1,325,006 shares, Agent Warrants to acquire 212,002 shares, and 5,903,851 shares of Common Stock in connection with the conversion of the Convertible Notes.

        In connection with this Annual Meeting, we are seeking approval to complete the financing transaction at a second closing (the "Second Closing") which includes:

  •
  Issuing up to an additional 20,350,000 shares of Common Stock for a purchase price of $0.75 per share.

  •
  Issuing warrants with an exercise price of $1.00 per share to acquire up to an additional 8,675,000 shares of Common Stock (subject to anti-dilution adjustment) and additional Agent Warrants to acquire 8% of the shares of Common Stock issued at the Second Closing of the financing.

  •
  Issuing approximately 12,018,600 shares of Common Stock upon the conversion of the Secured Notes (including accrued interest thereon), at a conversion price of $0.75 per share.

        Background of Financing Transaction.    We have been seeking additional financing since 2003. We were not successful in raising additional capital on acceptable terms during that time. During this period, our three principal institutional investors, Oxford, Mi3 and MRNA, have provided us with capital through secured loans. As we believed that the capital markets were becoming more receptive to companies such as ours, we reinitiated our efforts to seek additional equity financing. We retained Roth Capital Partners, LLC and Rodman & Renshaw, LLC, as co-placement agents, to assist us in this financing. We may also engage one or more additional placement agents to assist us in selling the remaining $4.9 million of our Common Stock to complete the financing. In the event that the remaining portion of the offering is oversubscribed for, the shares sold will be pro rated among the accredited investors brought in by the various placement agents.

        Summary of Financing Transaction.    We will sell in a private transaction up to $15 million of our Common Stock to accredited investors in accordance with the Securities Purchase Agreement entered into between the Company and each of the purchasers signatory thereto (including Oxford and MRNA, affiliates of Mr. Fleming, a Company director, and Mi3, an affiliate of Mr. McPhee, a Company director) (collectively, the "Purchasers"). A copy of the Securities Purchase Agreement is attached as Exhibit A. The transaction is intended to qualify as a private placement under Section 4(2) of the Securities Act of 1933 and/or Rule 506 of Regulation D under the Securities Act. The purchase price will be equal to $0.75 per share (the "Offering Price").

        We will also issue warrants with an exercise price of $1.00 per share to the investors for an aggregate number of shares of our Common Stock equal to the product of 50% multiplied by the issue amount divided by the Offering Price (resulting in warrants covering one half of the Common Stock

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purchased at the closing for cash). The warrants may be exercised for a period of five years and are immediately exercisable. We have the right to demand that the holders of the warrants exercise the warrants at any time if the price of our Common Stock exceeds $3.50 per share for at least twenty consecutive trading days. The exercise price and the number of shares issuable upon exercise of the warrant are subject to anti-dilution adjustments. A copy of the Warrant Agreement is attached as Exhibit B.

        We will file a registration statement covering the resale of the shares sold to the investors not later than the earlier to occur of (i) the 30th day following the second closing and (ii) the 15th day following termination of the closing conditions set forth in the Securities Purchase Agreement. A copy of the Registration Rights Agreement is attached as Exhibit C.

        We must pay all expenses associated with the registration statement. If the registration statement is not declared effective by the SEC within the first to occur of (i) the 60th day following the Second Closing (or 90th day after the Second Closing if the filed registration statement is reviewed and commented upon by the SEC), (ii) the 60th day following termination of the obligations to complete the Second Closing in accordance with the Securities Purchase Agreement (or the 90th day after such event if the filed registration statement is reviewed and commented upon by the SEC), or (iii) the fifth business day following the date on which we are is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments, we must make pro rata payments to each investor of 2% of the aggregate amount that investor invested as partial compensation for the delay. We may pay these amounts by delivering additional shares of Common Stock valued at $.75 per share.

        Three institutional investors (Oxford, Mi3 and MRNA) have loaned us (i) an aggregate principal amount of $4,160,000 as evidenced by Convertible Notes, bearing interest at 7.25% per annum and (ii) an aggregate principal amount of $8,559,500 as evidenced by Secured Notes, bearing interest at 7.25% per annum.

        The Convertible Notes (including accrued interest) are convertible by their terms into shares of our Common Stock on the same terms that shares are issued in a qualified financing. The conversion of the Convertible Notes into our Common Stock was previously approved by the stockholders at the Special Meeting of our Stockholders held on February 5, 2004. The Convertible Notes were converted into shares of our Common Stock at the conversion price of $0.75 per share in conjunction with the Initial Closing.

        At this time, the three institutional investors have agreed to also convert the Secured Notes (including accrued interest) into shares of our Common Stock at the conversion price of $0.75 per share in conjunction with the Second Closing. The Stockholders have or will receive registration rights with respect to all of the shares issued in connection with the conversion of the Convertible Notes and the Secured Notes.

        The Common Stock issued in the financing transaction will be entitled to one vote per share on all matters the holders of Common Stock may vote on.

        Closing.    Pursuant to its terms, the offering to the accredited investors would terminate unless the Company received subscriptions for at least $10,000,000. As of the Initial Closing, the Company received approximately $10.1 million in subscriptions. The entire amount was deposited into an escrow account. At the Initial Closing, we issued shares and warrants representing an aggregate of approximately 19.5% of the Company's issued and outstanding Common Stock. In order to issue the remaining shares to the accredited investors, convert the Secured Notes and issue warrants to our placement agents we must obtain stockholder approval. When we obtain stockholder approval, we will proceed to the Second Closing. Under the terms of the Securities Purchase Agreement, the Second Closing must occur no later than July 19, 2004. If stockholder approval is not obtained, we will return the funds remaining in escrow to the accredited investors, the Secured Notes will not be converted and

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the remaining warrants will not be issued to the placement agents. Because holders of a majority of our Common Stock have agreed to vote for these transactions, we expect that the Second Closing will occur.

        Covenants; Conditions.    We agreed to certain covenants prior to or after the closing of the financing transaction, including the following:

  •
  Prior to the Initial Closing we were required to obtain a duly executed and delivered voting agreement among the holders of at least 50% of the Common Stock to approve the issuance of the shares of Common Stock and warrants at the Second Closing.

  •
  After the closings, we agreed to take the necessary actions to cause the shares of Common Stock acquired by the Purchasers to be listed on the Nasdaq SmallCap Market.

The Purchasers' obligations are subject to the fulfillment of certain conditions, including the following (the latter two conditions listed below have already been satisfied):

  •
  Our representations and warranties in the Securities Purchase Agreement are true as of the closing.

  •
  We obtain any necessary consents and approvals (including any from the Securities and Exchange Commission) and no judgment or legal proceeding would prevent the consummation of the transactions contemplated by the financing documents.

  •
  A minimum of $10 million of subscriptions were received by our escrow agent prior to the Initial Closing.

  •
  The Convertible Notes are converted into shares of our Common Stock by the Initial Closing and the Stockholders agreed in writing to convert the Secured Notes into shares of our Common Stock, and the conversion takes place, on or before the Second Closing.

        Use of Proceeds.    Proceeds from the sale of our Common Stock to the Purchasers must be used for the following purposes unless otherwise authorized by a majority of our Board:

  •
  manufacturing, marketing and continued development of Imagent®;

  •
  research and development of PH-50;

  •
  research and development of N1177;

  •
  payment of commissions and other fees associated with the financing transaction;

  •
  payment of certain obligations to vendors of goods or services and other creditors; and

  •
  working capital and general corporate purposes.

        Pending use of the proceeds for these purposes, we will invest the funds in securities issued or guaranteed by the United States, national bank repurchase agreements secured by those securities or other investments approved by a majority of the Board, but not in any way that would result in the Company being subject to the Investment Company Act of 1940.

        Dilution.    As a consequence of the shares to be issued in the financing transaction, current holders of Common Stock will incur dilution of their shares. The table under the heading "Pro Forma Information" on page 3 above illustrates the dilution.

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        Exhibits Relating to Proposal 1.    The following exhibits to this Proxy Statement are pertinent to Proposal 1:

Exhibit	Description
Exhibit A	Form of Securities Purchase Agreement
Exhibit B	Form of Warrant Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	April Voting Agreement

PROPOSAL 2
Amend the 2000 Long Term Incentive Compensation Plan

Introduction

        We adopted the 2000 Plan at the Annual Meeting held in May, 2000. As of March 30, 2004, there were 4,568,750 shares reserved for issuance under the 2000 Plan and options covering 4,544,220 shares of Common Stock have been granted.

        We have two other stock option plans, the 1998 Long Term Incentive Compensation Plan (the "1998 Plan") and the Senior Executive Long Term Incentive Compensation Plan (the "Senior Executive Plan"). As of March 30, 2004, there were 500,000 shares reserved for issuance under the 1998 Plan and options covering 490,500 shares of Common Stock have been granted. As of March 30, 2004, there were 1,000,000 shares reserved for issuance under the Senior Executive Plan and options covering 1,000,000 shares of Common Stock have been granted. We have no current intentions to increase the number of shares available for grant under either of these two plans.

        Our Board of Directors believes the availability of additional options to purchase Common Stock is necessary to enable us to continue to provide our key employees with equity ownership as an incentive to contribute to our success. Thus, our Compensation Committee voted to amend the 2000 Plan, subject to stockholder approval, to increase the shares covered by the 2000 Plan by 7,431,250 shares, from 4,568,750 to 12,000,000 shares. This increase includes the award of a non-qualified option to purchase 1,050,000 shares of Common Stock granted to Dr. Williams, our President and Chief Executive Officer, pursuant to his current employment agreement. The option granted to Dr. Williams has an exercise price of $1.08 per share and a term of 10 years. It vests upon the earlier of a Change of Control, as defined therein, and Dr. Williams' ceasing to be a salaried employee of the Company. Stockholders holding approximately 55.2% of our Common Stock (as of April 8, 2003) have agreed in writing to approve the issuance of the option to Dr. Williams. Pursuant to the terms of Dr. Williams' employment agreement if the Company closes a financing transaction by July 23, 2004 he will also be awarded a non-qualified option to purchase the number of shares, which taken together with all other options Dr. Williams has been awarded (other than his options to purchase 750,000 shares with an exercise price of $60 per share and 300,000 shares at $11 per share), equals 6% of our outstanding Common Stock on a fully diluted basis. The additional option will have a 10-year term, exercisable at the same price as shares are issued in the financing. Based on the current terms of the financing in Proposal 1, Dr. Williams will be awarded an option to purchase 1,683,500 shares of our Common Stock. In the event that we are able to raise the entire $15 million and issue 20 million shares, Dr. Williams' option would be for 2,296,561 shares.

        We are now asking the stockholders to approve the amendment of the 2000 Plan to increase the aggregate number of shares of Common Stock issuable under the 2000 Plan from 4,568,750 to 12,000,000.

        The Board of Directors believes that it is in the Company's best interests to continue the practice of making stock options available to those key employees responsible for significant contributions to our business. The Board believes that the equity stake in our development and success afforded by stock options provides key employees with an incentive to continue to energetically apply their talents to our business.

8

Summary of the 2000 Plan

        The following is a brief and non-comprehensive summary of the 2000 Plan. The complete text of the 2000 Plan, as amended, is attached as Exhibit E to this Proxy Statement and you should refer to that Exhibit for a complete statement of the Plan's provisions.

        Introduction.    The 2000 Plan is intended to advance our interests by providing key employees with additional incentives to promote the success of our business, to increase their proprietary interest in our success and to encourage them to remain in our employ. The Board and its Compensation Committee believe that the 2000 Plan is a necessary tool to help us compete effectively with other enterprises for the services of new employees and to retain key employees and directors, all as may be required for the future development of our business. Currently, options covering 4,544,220 shares have been granted to employees under the 2000 Plan. We have granted options covering 490,500 shares under the 1998 Plan, and options covering 1,000,000 shares under the Senior Executive Plan to employees, outside directors and others. We cannot determine at this time how many other persons will be eligible for receipt of awards under the 2000 Plan.

        Each senior executive officer of the Company, by reason of being eligible to receive awards under the 2000 Plan, has an interest in seeing that the stockholders increase the shares covered by the 2000 Plan.

        Nature Of Awards To Be Granted Pursuant to the 2000 Plan.    The 2000 Plan provides for the grant of options intended to qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") and non-qualified stock options ("NQSOs"). The 2000 Plan also permits awards of restricted stock. Any award may be subject to various performance goals established by the Compensation Committee.

        Common Stock Subject to the 2000 Plan.    Currently, the aggregate number of shares of Common Stock covered by the 2000 Plan is 4,568,750 shares. If Proposal 2 is approved, 12,000,000 shares will be covered by the 2000 Plan.

        Shares issued upon exercise of options or awards of Restricted Stock under the 2000 Plan may be either authorized but unissued shares or shares re-acquired by the Company. If, on or prior to the termination of the 2000 Plan, an award expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested shares will again become available for the grant of awards under the 2000 Plan.

        The Compensation Committee will determine the purchase price of the shares of Common Stock covered by each NQSO and will be at least the par value of the shares. ISOs will have an exercise price of at least 100% of the fair market value of the Common Stock at the time the option is granted, determined by reference to the closing sale price at which the Common Stock trades on the principal securities exchange on which the shares are traded.

        No option granted to any person who, at the time of the grant, owns (taking into account the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of our stock or of the stock of any of our corporate subsidiaries, may be designated as an ISO unless at the time of such grant the purchase price of the shares of Common Stock covered by such option is at least 110% of the fair market value, but in no event less than the par value, of such shares. The aggregate fair market value (determined at the time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person are exercisable for the first time during any calendar year may not exceed $100,000.

        Awards of restricted stock under the 2000 Plan will be made at the discretion of the Compensation Committee and will consist of shares of Common Stock granted to a participant and covered by a restricted stock award agreement. At the time of an award, a participant will have the benefits of

9

ownership in respect of such shares, including the right to vote such shares and receive dividends thereon and other distributions, subject to the restrictions in the 2000 Plan and in the restricted stock award agreement. The shares will be legended and, at our option, may be held in escrow and may not be sold, transferred or disposed of until such restrictions have lapsed. Each award may be subject to a lapsing formula pursuant to which the restrictions on transferability lapse over a particular time period. The Compensation Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment.

        Administration of the 2000 Plan.    The Compensation Committee will administer the 2000 Plan. The Compensation Committee has full and exclusive authority to, among other things, determine the grant of awards under the 2000 Plan. Drs. Dean and Watson served as the members of the Compensation Committee during the 2003 fiscal year. Prior to their resignation from the Board, Lester McKeever and Robert J. Weinstein, M.D. were on the Committee and, until he resigned from the committee, William McPhee was also a member.

        Purchase of Common Stock Under the 2000 Plan.    Each award granted under the 2000 Plan will be granted pursuant to and subject to the terms and conditions of an award agreement (an "Award Agreement") to be entered into between us and the award holder at the time of the grant. Any Award Agreement will incorporate by reference all of the terms and provisions of the 2000 Plan as in effect at the time of grant and may contain other terms and provisions approved by the Compensation Committee.

        The Compensation Committee will determine the expiration date of an award granted under the 2000 Plan at the time of grant. Each award will become exercisable or vested in whole, in part or in installments, at the time or times as the Compensation Committee may prescribe and specify in the Award Agreement.

        In the event of a "Change in Control" (defined in the 2000 Plan) of the Company, awards granted under the 2000 Plan, which, by their terms, vest or are exercisable in installments, will become immediately exercisable or vested in full. These provisions of the 2000 Plan may have some deterrent effect on certain mergers, tender offers or other takeover attempts, thereby having some potential adverse effect on the market price of our Common Stock.

        The exercise price for options granted under the 2000 Plan may be paid in cash. In the discretion of the Compensation Committee, subject to applicable requirements of the Securities Exchange Act of 1934, the optionholder may deliver with his or her exercise notice irrevocable instructions to a broker to promptly deliver to us an amount of sale or loan proceeds sufficient to pay the exercise price.

        Awards granted under the 2000 Plan are assignable or transferable by will or pursuant to the laws of descent and distribution or as otherwise specifically permitted by the Award Agreement or by the Compensation Committee, and options will be exercisable during the awardholder's lifetime by the awardholder himself or herself or any permitted transferee. No holder of any option will have any rights to dividends or other rights of a stockholder with respect to shares subject to an option before exercising the option.

        Termination of Employment, Death or Disability of Optionholder.    Each option, to the extent it has not been previously exercised, will terminate upon the earliest to occur of: (i) the expiration of the option period set forth in the Award Agreement; (ii) for ISOs, the expiration of three months following the Participant's retirement (following the Participant's retirement, NQSOs will terminate upon the expiration of the option period set forth in the Award Agreement); (iii) the expiration of 12 months following the Participant's death or disability; (iv) immediately upon termination for cause; (v) the expiration of 90 days following the Participant's termination of employment for any reason other than cause, Change in Control, death, disability, or retirement; or (vi) at such other time and on such

10

conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, options will be treated in the manner set forth in the Change of Control provisions.

        Upon a Participant's death, disability, or retirement, all restricted stock will vest immediately. Each Award Agreement will set forth the extent to which the Participant will have the right to retain unvested restricted shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions will be determined in the sole discretion of the Compensation Committee, will be included in the Award Agreement entered into with each Participant, need not be uniform among all shares of restricted stock issued pursuant to the 2000 Plan, and may reflect distinctions based on the reasons for termination of employment.

        Expiration, Termination and Amendment of the 2000 Plan.    The 2000 Plan may at any time be terminated, modified, altered, suspended or amended by the Board of Directors or the Compensation Committee. The Board of Directors or the Compensation Committee may, insofar as permitted by law, from time to time with respect to any shares of Common Stock at the time not subject to options or other awards, suspend or discontinue the 2000 Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment may increase the number of shares available for grants of ISOs under the 2000 Plan or alter the class of participants in the 2000 Plan. Subject to the provisions described above, the Board of Directors or the Compensation Committee will have the power to amend the 2000 Plan and any outstanding awards granted thereunder in such respects as the Board of Directors or the Compensation Committee may, in its sole discretion, deem advisable in order to incorporate in the 2000 Plan or any such award any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or other statute, or rules or regulations of the Internal Revenue Service or other federal or state governmental agency enacted or promulgated after the adoption of the 2000 Plan.

        Federal Tax Consequences.    We believe that the following generally summarizes the federal income tax consequences of awards under the Plan for participants and us. A participant will not be deemed to have received any income subject to tax at the time a stock option (including an ISO) or Restricted Stock award that is subject to conditions, restrictions or contingencies is awarded, nor will we be entitled to a tax deduction at that time. When a stock option (other than an ISO) is exercised, the participant will be deemed to have received an amount of ordinary income equal to the excess of the fair market value of the shares purchased over the exercise price. The income tax consequences of Restricted Stock Awards will depend on how the awards are structured, but generally, a participant will be deemed to have ordinary income at the time a Restricted Stock Award is distributed to him free of all conditions, restrictions and contingencies. In each case, we will be allowed a tax deduction in the year and in an amount equal to the amount of ordinary income that the participant is deemed to have received. The amount of the deduction for certain highly compensated employees may be limited to $1 million annually for performance-based awards under Section 162(m) of the Internal Revenue Code.

        If an ISO is exercised by a participant who satisfies certain employment requirements at the time of exercise, the participant will not be deemed to have received any income subject to tax at such time, although the excess of the fair market value of the Common Stock so acquired on the date of exercise over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. Section 422 of the Code provides that if the Common Stock is held at least one year after the exercise date and two years after the date of grant, the participant will realize a long-term capital gain or loss upon a subsequent sale, measured as the difference between the exercise price and the sales price. If that portion of Common Stock acquired upon the exercise of an ISO which is not held for one year, a "disqualifying disposition" results, at which time, the participant is deemed to have received an amount of ordinary income equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (b) the excess of the amount realized on the disposition of the shares over the exercise price. If the amount realized on the "disqualifying disposition" of the Common Stock exceeds the fair market value on the date of exercise, the gain on

11

the excess of the ordinary income portion will be treated as a capital gain. Any loss on the disposition of Common Stock acquired through the exercise of an ISO is a capital loss. No income tax deduction will be allowed to us with respect to shares of Common Stock purchased by a participant through the exercise of an ISO, provided there is no "disqualifying disposition" as described above. In the event of a "disqualifying disposition", we are entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

        New Plan Benefits.    To date, options to acquire 4,544,220 shares of Common Stock have been granted under the 2000 Plan. During the 2004 and future fiscal years, we may consider granting Awards to existing employees or hiring additional personnel and others who may become eligible for receipt of Awards under the 2000 Plan. At this point, however, we cannot provide information as to the amount of the Awards, if any, that would be granted under the 2000 Plan.

        Equity Compensation Plan Information.    The following table gives information about our Common Stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2003.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,789,720	$11.25	279,030
Equity compensation plans not approved by security holders	1,785,764	$2.79	0
Total	7,575,484	$9.26	279,030

        We have options outstanding under three plans, the 1998 Plan, the Senior Executive Plan and the 2000 Plan. Each of these Plans was approved by the stockholders. If Proposal 2 is approved, we will increase the number of shares authorized for issuance under the 2000 Plan to 12,000,000 shares.

        In addition to shares we may issue under the plans approved by the stockholders, we have granted options and warrants to five consultants, the placement agent for our Series B Preferred Stock, a terminated employee and a current employee pursuant to arrangements that were not submitted to stockholders for approval. Each of these grants is on different terms under specific agreements negotiated with each recipient. Exercise prices range from $1.08 to $84.68 per share, with terms expiring between 2004 and 2013. Each agreement contains anti-dilution features.

PROPOSAL 3
Election of Five Directors to the Company's Board of Directors

        Our Board of Directors consists of seven directors. Currently, five directors are serving on the Board. Nominees for election at the Annual Meeting to the next Board of Directors are listed below. If elected, each nominee will serve as a director until our Annual Meeting of Stockholders in 2004, and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal. In the event of a vacancy between Annual Meetings, the vacancy may be filled by the remaining directors. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election at the Annual Meeting, the Proxies may be voted for a substitute nominee as the Board may designate. Proxies cannot be voted for a greater number of persons than the number of nominees listed below.

12

Directors, Executive Officers, Promoters and Control Persons

        Director Nominees.    The table below sets forth the five director nominees to be elected at this meeting, and information concerning their age as of March 30, 2004 and position with the Company. All of the following director nominees are incumbent directors and none of these individuals is a director of any other company subject to the reporting requirements under the federal securities laws.

Name	Age	Position
Taffy J. Williams, Ph.D.(1)	54	Director, President and Chief Executive Officer
Richard T. Dean, Ph.D.(2)(3)	56	Director
Jonathan Fleming	46	Director
William D. McPhee(1)	50	Director
Alan D. Watson, Ph.D., M.B.A.(2)(3)	51	Director

(1)
Member of the Executive Committee

(2)
Member of the Audit Committee

(3)
Member of the Compensation Committee

        A brief discussion of the business experience of each director during the past five years is set forth below.

        Taffy J. Williams, Ph.D. has served as our President, Chief Executive Officer and a director since May 17, 2000. Prior to joining the company, Dr. Williams served as CEO and President of PANAX Pharmaceuticals for two and half years and President of InKine Pharmaceuticals for two years. He received his Bachelor of Science in Chemistry from the University of Notre Dame and his Ph.D. in Chemistry from the University of South Carolina.

        Richard T. Dean, Ph.D. has served as one of our directors since October 27, 2003. Dr. Dean received his B.S. from Cornell University, his M.S. from the University of Michigan and his Ph.D. from the University of California at Berkeley. From 1999 to 2003, Dr. Dean served as Head of Strategic Business Development, Diagnostics and Radiopharmaceuticals for Schering AG. From 1990 to 1999, Dr. Dean was the Chief Executive Officer of Diatide Inc.

        Jonathan Fleming has served as one of our directors since August 15, 2003. Mr. Fleming is the Managing Partner of Oxford Bioscience Partners, an international venture capital firm specializing in life science technology based investments. Mr. Fleming holds a Master's degree in Public Administration from Princeton University and a Bachelor of Arts degree from the University of California, Berkeley. Mr. Fleming is a co-founder and is Chairman of the Board of Memory Pharmaceuticals. He is also Chairman of the Board of BioProcessors Corporation and Dynogen Corporation, and is a director of several private companies, including Leerink Swann. Mr. Fleming is a Trustee of the Museum of Science in Boston and is a Senior Lecturer at MIT's Sloan School of Management.

        William D. McPhee has served as one of our directors since November 12, 2002. Mr. McPhee received his B.S. degree in pre-med and an L.L.B. degree in law, both from McGill University. Since 1998, he has been Managing General Partner of Mi3, L.P. where he has been responsible for managing the venture fund. Prior to that, he was Chief Executive Officer of Praxis Advisors, Inc., a strategy consulting firm.

        Alan D. Watson, Ph.D., M.B.A. has served as one of our directors since November 12, 2002. Dr. Watson received his B.S. from the University of N.S.W., his Ph.D. in Chemistry from Australian National University, and his M.B.A. from Northeastern University. Since 2002, Dr. Watson has served

13

as Executive Vice President and Chief Business Officer of Elixir Pharmaceuticals, Inc. Prior to that, he was the Senior Vice President, Corporate Development of Cubist Pharmaceuticals, Inc. from 1999 to 2002. From 1997 to 1999, he was Senior Vice President, Licensing and Intellectual Property of Nycomed Amersham plc.

        There are two directorships that are currently vacant and will remain so until filled by the Board in accordance with the Voting Agreement described in "Agreements to Vote in favor of Proposals" above. Specifically, as part of the institutional financing transaction that closed on November 12, 2002, the holders of over 55.2% of our Common Stock (as of April 8, 2004) entered into the Voting Agreement. The Voting Agreement requires the parties to vote for certain director nominees.

        The holders of over 55.2% of the currently issued and outstanding Common Stock (as of April 8, 2004) are parties to the Voting Agreement. The Voting Agreement requires the parties to vote for certain director nominees. The Voting Agreement is summarized in Proposal 1 under the heading "Agreement to Vote in Favor of Proposals" on page 2.

        Executive Officers and Significant Employees.    The recent business experience of our other executive officers and significant employees follows.

        Brooks Boveroux, age 60, has served as our Senior Vice President—Finance, Chief Financial Officer and Treasurer since August 1, 2000. He has also served as the Company's Secretary since November 12, 2002. For the five years prior to joining the Company, Mr. Boveroux served as Chief Financial Officer and Vice President of Investor Relations for The Liposome Company, Inc., Chief Financial Officer of Synergy Pharmaceuticals, Inc. and as a consultant advising corporations in the area of corporate finance. He is a graduate of Hamilton College and received his Masters of Business Administration in Finance from the Wharton School of the University of Pennsylvania.

        Jack DeFranco, age 58, has served as Senior Vice President of our IMCOR Division since June 18, 2003. For the five years prior to joining the Company, Mr. DeFranco served as Vice President of Marketing and Business Development for Alliance Pharmaceutical Corp. Mr. DeFranco received his B.S. from Stephen F. Austin University and his M.B.A. and M.A. from Fairleigh Dickenson University.

        Information about our officers, directors and significant employees for the 2002 fiscal year is incorporated by reference to Item 10 from our Form 10-K for the fiscal year ended December 31, 2002.

        Directors' Meetings and Committees.    During the fiscal years ended December 31, 2002 and December 31, 2003, the Board of Directors held five and four meetings, respectively. Each director serving on the Board of Directors in fiscal years 2002 and 2003 attended at least 75% of all meetings of the Board of Directors and the Committees on which he serves. The following table reflects our standing Committees, the members of each Committee, each Committee's functions and the number of meetings each Committee held during the fiscal years ended December 31, 2002 and December 31, 2003.

Name of Committee and Members	Functions of Committee		Meetings
Executive Committee	•	Responsible for management of
operations delegated to it from time to
2002:		time by the Board of Directors	2002: 0 meetings
Taffy J. Williams, Ph.D.	•	Provides general oversight of certain
		business functions	1 action by written consent
Robert J. Weinstein, M.D.
William D. McPhee

14

2003:			2003: 0 meetings
Taffy J. Williams, Ph.D.
2 actions by written consent
Robert J. Weinstein, M.D. (resigned on August 13, 2002)
William D. McPhee

Audit Committee	•	Responsible for meeting with our
independent public accountants and
2002:		reviewing the scope and results of	2002: 5 meetings
auditing procedures and our
William D. McPhee		accounting procedures and controls	2 actions by written consent
Eugene Golub	•	Provides general oversight for the
accounting principles employed in our
financial reporting
Lester H. McKeever, Jr.	•	Responsible for our compliance with
laws and regulations and functions as
2003:		our Qualified Legal Compliance	2003: 5 meetings
Committee.
Alan D. Watson, Ph.D., M.B.A., Chairman (appointed on December 1, 2003)			1 action by written consent
Richard T. Dean, Ph.D. (appointed on December 1, 2003)
William D. McPhee (resigned on September 25, 2003)
Eugene Golub (resigned on August 13, 2003)
Lester H. McKeever, Jr. (resigned on August 12, 2003)

Compensation Committee	•	Responsible for reviewing the
performance and total compensation
2002:		package for executive officers,	2002: 1 meeting
including our President and Chief
Robert J. Weinstein, M.D.		Executive Officer	0 actions by written consent
Lester H. McKeever, Jr.	•	Considers modification of existing
compensation and employee benefit
programs and the adoption of new plans

15

2003:	•	Administers our 1998 and 2000 Long	2003: 1 meeting
Term Incentive Compensation Plans and
Robert J. Weinstein, M.D.		Senior Executive Long Term Incentive	4 actions by
(resigned on August 13, 2003)		Compensation Plan, 401(k), profit	written consent
William D. McPhee (resigned on December 1, 2003)		sharing plan and similar employee benefit plans
	•	Reviews compensation and benefits, of
Lester H. McKeever, Jr.		consultants and non-employee directors
(resigned August 13, 2003)
Alan D. Watson, Ph.D., M.B.A. (appointed on December 1, 2003)
Richard T. Dean, Ph.D. (appointed on December 1, 2003)

        Corporate Governance.    We operate within a plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July, 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, Nasdaq has recently proposed changes to its corporate governance and listing requirements. Many of the requirements of the Sarbanes-Oxley Act and the proposed Nasdaq rules are subject to final SEC action and, therefore, had not yet become effective (or, in some cases, their transitional provisions had not yet expired) as of the date of this proxy statement. Nevertheless, the Board of Directors has initiated actions consistent with certain of the proposed rules.

Independent Directors

  •
  Assuming our stockholders elect all of the directors nominated for election at the Annual Meeting, a majority of the members of our Board of Directors will not be Company employees.

Audit Committee

  •
  All Audit Committee members possess the required level of financial literacy and at least one member of the Audit Committee, Dr. Watson, meets the current standard of requisite financial management expertise as required by Nasdaq and applicable SEC rules and regulations.

  •
  The Audit Committee operates under a formal charter that governs its duties and conduct. The charter has been amended to incorporate additional concepts proposed in the Nasdaq proposed rules and applicable SEC rules and regulations. A copy of the amended charter is attached to this Proxy Statement as Exhibit H.

  •
  Moss Adams, LLP, our independent auditors, reports directly to the Audit Committee.

  •
  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

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  •
  The Audit Committee has adopted a policy for reporting improper activity to enable confidential and anonymous reporting of improper activities to the Audit Committee.

Compensation Committee

  •
  Assuming our stockholders elect all of the directors nominated for election at the Annual Meeting, all members of the Compensation Committee will meet the appropriate tests for independence.

        Changes in Control.    A discussion of the split-off and institutional financing transactions that occurred during the 2002 fiscal year are incorporated by reference to Item 1—Recent Developments—of our Form 10-K for the fiscal year ended December 31, 2002.

        Security Ownership of Certain Beneficial Owners and Management.    The following table sets forth the approximate beneficial ownership of our common stock as of April 8, 2004 by directors and executive officers of the Company who have held such position at any time during the 2003 fiscal year, and any person or group known to us to be the owner of more than five percent of our common stock. Shares beneficially owned by the individuals below through family partnerships or other entities they control are included in the number of shares listed in the table below for that individual.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Class Outstanding(3)
EXECUTIVE OFFICERS AND DIRECTORS:
Brooks Boveroux	558,541	(4)	2.2
Richard T. Dean 230 Cushing Road Newmarket, NH 03857	0		*
Jack DeFranco	0	(3)	*
Jonathan Fleming/Oxford Bioscience Partners IV L.P. 225 Berkeley St., Suite 1650 Boston, MA 02216	6,481,482	(5)	25.3
Gene Golub 625 North Michigan Ave., Ste 2000 Chicago, IL 60611	133,015	(6)(16)	*
Reinhard Koenig, Ph.D., M.D.	321,102	(7)	1.3
Lester H. McKeever, Jr. 819 South Wabash Avenue Chicago, IL 60605	46,250	(8)(16)	*
William D. McPhee/Mi3 L.P. One Hollis Street, Suite 232 Wellesley, MA 02482	462,963	(9)	1.8
Alan D. Watson, Ph.D. One Kendall Square Building 1000, Fifth Floor Cambridge, MA 02139	45,000	(10)	*

17

Robert J. Weinstein, M.D. and Lois Weinstein 500 Lake Cook Road, Suite 130 Deerfield, IL 60015	1,314,663	(11)(16)	5.1
Taffy J. Williams, Ph.D.	1,565,139	(12)	6.1
All directors and executive officers as a group (11 persons)	10,928,155		42.6
OTHER SHAREHOLDERS:
Stuart P. Levine 500 Lake Cook Road, Suite 130 Deerfield, IL 60015	1,273,386	(11)	5.0
Oxford Bioscience Partners IV L.P. 225 Berkeley Street, Suite 1650 Boston, MA 02216	See above.
Tannebaum, LLC 875 N. Michigan Avenue Suite 2930 Chicago, IL 60611-1901	2,344,957	(13)	9.1
Xmark Asset Management, LLC 152 West 57th Street, 21st Floor New York, NY 10019	2,258,358	(14)	8.8
Parties to Voting Agreement (6 persons)	11,881,451	(15)	46.3

*
Constitutes one percent or less of the percent of class outstanding.

(1)
Unless otherwise indicated, the address of each person named in the table is c/o: Photogen Technologies, Inc., 6175 Lusk Boulevard, San Diego, California 92121.

(2)
With respect to directors and executive officers, based on information furnished by the director or executive officer listed.

(3)
The percent of class outstanding includes Common Stock outstanding as of April 8, 2004 and the shares subject to options exercisable within 60 days of April 8, 2004. Note that an additional 460,063 shares subject to options shall become exercisable on June 19, 2004 and are not reflected in this table, including 42,500 options held by Jack DeFranco.

(4)
Includes 558,541 options exercisable within 60 days of April 8, 2004.

(5)
Includes 64,385 shares held by MRNA Fund II L.P. and 6,417,097 shares held by Oxford Bioscience Partners IV L.P., which Mr. Fleming may be deemed to control. Mr. Fleming disclaims beneficial ownership of these shares for all other purposes. Does not include shares of Common Stock issuable upon conversion of revolving convertible senior secured promissory notes held by Oxford and MRNA, which shall convert automatically upon the same terms as shares are issued in a qualified financing. Oxford and MRNA are parties to the Voting Agreement described in footnote 15 below. The shares held by the other parties to the Voting Agreement are not included here.

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(6)
Includes 108,015 shares of Common Stock and 25,000 options exercisable within 60 days of April 8, 2004.

(7)
Includes 21,500 shares of Common Stock and 299,602 options exercisable within 60 days of April 8, 2004. Dr. Koenig's employment was terminated, without cause, effective May 1, 2003.

(8)
Includes 16,250 shares of Common Stock and 30,000 options exercisable within 60 days of April 8, 2004.

(9)
Includes 462,963 shares held by Mi3, L.P., which Mr. McPhee may be deemed to control. Mr. McPhee disclaims beneficial ownership of Mi3's shares for all other purposes. Does not include shares of Common Stock issuable upon conversion of revolving convertible senior secured promissory notes held by Mi3, which shall convert automatically upon the same terms as shares are issued in a qualified financing. Mi3, L.P. is a party to the Voting Agreement described in footnote 15 below. The shares held by the other parties to the Voting Agreement are not included here.

(10)
Includes 25,000 shares of Common Stock and options to acquire 20,000 shares of Common Stock exercisable within 60 days of April 8, 2004.

(11)
Dr. Weinstein and Mr. Levine are parties to the Voting Agreement described in footnote 15 below. The shares held by the other parties to the Voting Agreement are not included here.

(12)
Includes 4,250 shares of Common Stock and 1,560,889 options exercisable within 60 days of April 8, 2004.

(13)
Includes 2,344,957 shares of Common Stock. Tannebaum, LLC is a party to the Voting Agreement described in footnote 15 below. The shares held by the other parties to the Voting Agreement are not included here.

(14)
Includes shares held by Brown Simpson Partners I, Xmark Fund, L.P. and Xmark Fund, Ltd. which may be deemed to be beneficially held by Xmark Asset Management, LLC.

(15)
Dr. Weinstein, Mr. Levine, Mi3, L.P., MRNA Fund II, L.P., Oxford Bioscience Partners IV L.P., and Tannebaum, LLC are parties to the Voting Agreement described above at page 2. The parties to the Voting Agreement may be deemed to be a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. The provisions of the Voting Agreement include an agreement by the parties to vote their shares for the election of certain directors nominated by the parties to the Voting Agreement.

(16)
Resigned from the Company's Board of Directors in August, 2003.

        The security ownership of certain beneficial owners and management for the 2002 fiscal year is incorporated by reference from Item 12 of our Form 10-K for the fiscal year ended December 31, 2002.

        Compensation Committee Interlocks and Insider Participation.    During the 2002 fiscal year, executive compensation was administered by the Compensation Committee comprised of three outside directors of the Board of Directors, Messrs. McKeever and McPhee and Dr. Weinstein. During the 2003 fiscal year, executive compensation was administered by the Compensation Committee comprised of two outside members of the Board of Directors, Drs. Dean and Watson.

        Certain Relationships and Related Transactions.    We are involved in a joint venture transaction with affiliates of Elan Corporation, plc ("Elan"). That joint venture, called Sentigen Ltd., is involved in the development of lymphography diagnostic products and is described above under the heading "Joint Venture/Investment in Affiliate," and in Note 4 to our Financial Statements included in our 10-KSB for the fiscal year ended December 31, 2003.

19

        Mi3, Oxford and MRNA purchased shares in the institutional financing which closed on November 12, 2002 and are each investors that may receive a benefit under the Agreement dated November 12, 2002 (the "Elan Agreement"). Jonathan Fleming (a director) is General Partner of OBP Management IV L.P. which is the general partner of Oxford and MRNA. William McPhee (a director) is president of Mi3 Services L.L.C., which is the general partner of Mi3. Pursuant to the Elan Agreement, Elan will pay the amounts that certain investors otherwise would have received on liquidation of the Company if the liquidation preference of the Series A Preferred Stock had been eliminated. Tannebaum, LLC also acquired shares of our Common Stock in the financing which closed on November, 12, 2002 through the conversion of outstanding debt into shares of our Common Stock.

        Three of our existing investors, Oxford, MRNA and Mi3 are purchasing shares of our Common Stock in the financing transaction described in Proposal 1 above. These investors have also provided capital to us evidenced by the Secured Notes, which will be converted into shares of our Common Stock at $0.75 in connection with the financing.

        Incorporated by reference is Item 13 from our Form 10-K for the year ended December 31, 2002.

        Executive Compensation.    The following table sets forth compensation we paid to our executive officers (the "Named Officers") for services rendered us in all capacities during the year ended December 31, 2003. Please see Item 11 of our Annual Report on Form 10-K, as amended, a copy of which is attached hereto as Exhibit G, for information regarding executive compensation during the 2002 fiscal year.

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Payouts
	Annual Compensation					Other Annual Compen- sation ($)
Name and Principal Position							Restricted Stock Award(s) ($)	Securities Underlying Options (#)(6)	LTIP Payouts ($)	All Other Compen- sation ($)
	Year	Salary($)		Bonus($)
Taffy J. Williams, Ph.D(1) Director, President and Chief Executive Officer	2003 2002 2001	$ $ $	275,000 265,000 260,000	$ $ $	0 60,000 30,000	$0 — —	0 — —	1,050,000 1,233,450 —	0 — —		$0 — —
Brooks Boveroux(1) Senior Vice President—Finance, Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	$ $ $	225,000 216,250 215,000	$ $ $	25,000 32,250 32,250	$0 — —	0 — —	— 320,860 —	0 — —		$0 — —
Reinhard Koenig, M.D., Ph.D.(2) Senior Vice President—Medical and Regulatory Affairs	2003 2002 2001	$ $	75,000 280,625 200,020		$0 — —	$0 — —	0 — —	513,375 100,000	0 — —	$ $	0 50,000	(3)
Jack DeFranco(1)(4) Senior Vice President—Sales, Marketing and Business Development	2003 2002 2001	$ $ $	107,145 0 0	$ $ $	60,000 0 0	$0 — —	0 — —	170,000 — —	0 — —		$0 — —
Robert H. Lee, Ph.D.(1)(5) Vice President—Research	2003 2002 2001	$ $ $	145,000 19,466 0	$ $ $	0 0 0	$0 — —	0 — —	125,000 — —	0 — —		$0 — —

(1)
Dr. Williams and Messrs. Boveroux, DeFranco and Dr. Lee are entitled to severance if their employment is terminated without cause, as discussed below.

(2)
Dr. Koenig resigned from the Company as of May 1, 2003

(3)
Reimbursement of moving expenses.

(4)
Mr. DeFranco joined the Company on June 18, 2003 as part of the acquisition of the medical imaging business of Alliance Pharmaceutical Corp.

20

(5)
Dr. Lee joined the Company in December, 2002.

(6)
Reflects a one-for-four reverse split which occurred in November, 2002.

        Stock Options.    The following table contains information concerning the grant of stock options during the 2003 fiscal year under our 1998 and 2000 Plans to the Named Officers. To date, none of these options have been exercised. Please see Item 11 of our Annual Report on Form 10-K, as amended, a copy of which is attached hereto as Exhibit G, for information regarding options granted during the 2002 fiscal year.

2003 Stock Option Grants

Name	Individual Grants Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in 2003	Exercise Price ($/Sh)		Expiration Date	Grant Date Present Value ($)(3)
Taffy J. Williams, Ph.D.(1)	1,050,000	35.8%		$1.08	7/23/2013	$1,995,525
Brooks Boveroux	0	0%	$
Jack DeFranco(2)	170,000	5.8%		1.25	6/19/2013	$303,178
Reinhard Koenig, M.D., Ph.D.	0	0%
Robert H. Lee, Ph.D.	0	0%

(1)
The options were granted at an exercise price equal to the purchase price paid by the institutional investors in the institutional financing which closed on November 12, 2002. The market price of our Common Stock on the date of the option grant was $2.52. A portion of the options becomes exercisable on various dates in accordance with the terms of the respective Award Agreements covering the options.

(2)
The options were granted at an exercise price of $1.25 per share. The market price of our Common Stock on the date of the option grant was $2.20. A portion of the options becomes exercisable on various dates in accordance with the terms of the respective Award Agreements covering the options.

(3)
In accordance with SEC rules, grant date present value is determined using the Black-Scholes Model. The Black-Scholes Model is a complicated mathematical formula widely used to value exchange-traded options. However, stock options granted by the company are long-term, non-transferable and subject to vesting restrictions, while exchange-traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes Model relies on several key assumptions to estimate the present value of options, including the market price, volatility of, and dividend yield on, the security underlying the option, the risk-free rate of return on the date of grant and the estimated time period until exercise of the option. The shares subject to the options granted are identical to the publicly-traded securities of the company except for restrictions on trading. Due to these restrictions the shares subject to the options granted are worth less than their publicly-traded counterparts. The actual value, if any, that an executive officer may realize will depend on his continued employment through the options vesting period, and the excess of the market price over the exercise price on the date the option is exercised so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes Model.

21

        The following table sets forth information about the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the 2003 fiscal year. Please see Item 11 of our Annual Report on Form 10-K, as amended, a copy of which is attached hereto as Exhibit G, for information regarding options exercised during the 2002 fiscal year.

2003 Option Exercises and Year-End Values

			Number of Securities Underlying Unexercised Options at Year End 2003 (#)		Fair Value of Unexercised In-the-Money Options at Year End 2003 ($)(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Taffy J. Williams, Ph.D.	0	0	1,591,725	1,741,725	$351,533	$950,033
Brooks Boveroux	0	0	572,312	316,064	$157,000	$99,158
Jack DeFranco	0	0	0	170,000	$0	$68,000
Reinhard Koenig, M.D., Ph.D.	0	0	274,602	146,258	$128,023	$54,867
Robert H. Lee, Ph.D.	0	0	31,250	93,750	$52,025	$156,075

(1)
For purposes of this table, the "value" of stock options was determined by the difference between the exercise price and $1.65, the closing price for common stock on the last business day of the fiscal year. Shares acquired on exercise of these options are not registered under the Securities Act of 1933 and are not freely saleable except in compliance with exemptions from registration, including the holding period and other requirements of Rule 144 thereunder. Consequently, the values set forth in the table are only theoretical values and may not accurately represent actual market value.

        We have employment agreements with Drs. Williams and Lee and with Messrs. Boveroux and DeFranco. Each of these employment agreements is terminable at-will and can be terminated by either party at any time with or without cause. In addition, Drs. Williams and Lee and Messrs. Boveroux and DeFranco are bound by their respective Employee Confidentiality, Inventions and Noncompetition Agreements, as amended (each of these agreements is referred to as a "Confidentiality Agreement"). Each Confidentiality Agreement provides that while we employ the respective individual and for a period of two years after termination he will not engage in activities that compete with our business. Each Confidentiality Agreement also requires the respective employee to disclose to our Board of Directors all inventions or other intellectual property discovered or made by the employee during his employment and twelve months thereafter, if those inventions are related to or useful in our business, or result from duties assigned to that individual or from the use of any of our assets or facilities.

        In addition, pursuant to the terms of Dr. Williams' current employment agreement, he was awarded a non-qualified option to acquire 1,050,000 shares of our Common Stock at an exercise price of $1.08 per share. The option has a 10-year term and vests upon the earlier of a Change of Control, as defined therein, or when Dr. Williams ceases to be a salaried employee of the Company. The award was made subject to the approval of our stockholders, and if the increase in the number of shares available for issuance under the Company's 2000 Plan as set forth in Proposal 2 is approved by the stockholders, the option will be awarded under the 2000 Plan. Stockholders holding approximately 55.2% of our outstanding Common Stock (as of April 8, 2004) have agreed in writing to vote in favor of the issuance of Dr. Williams' option. Pursuant to the terms of Dr. Williams' employment agreement if the Company closes a financing transaction by July 23, 2004 he will also be awarded a non-qualified option to purchase the number of shares, which taken together with all other options Dr. Williams has been awarded (other than his options to purchase 750,000 shares with an exercise price of $60 per share and 300,000 shares at $11 per share), equals 6% of our outstanding Common Stock on a fully diluted basis. The additional option will have a 10-year term, exercisable at the same price as shares are issued in the financing. Based on the current terms of the financing in Proposal 1, Dr. Williams will be awarded an option to purchase 1,683,520 shares of our Common Stock. In the event that we are able to raise the entire $15 million and issue 20 million shares, Dr. Williams' option would be for 2,296,561 shares.

22

        Drs. Williams and Lee and Messrs. Boveroux and DeFranco each are eligible to receive typical health, life and disability insurance benefits that are available to our other salaried employees. These individuals are also eligible to defer a portion of their salary through our 401(k) plan, but the company did not match or make any contributions to the 401(k) plan during the 2003 fiscal year. The company does not maintain a pension plan other than its 401(k) plan.

        We have a consulting agreement with Dr. Watson pursuant to which he provides business and product development services to us. The consulting agreement commenced in November, 2002. The term is on a month-to-month basis (unless terminated earlier by notice or cause). The consulting agreement provides that Dr. Watson will be paid $175 per hour of service, be reimbursed for all reasonable out-of-pocket expenses, and receive options to purchase up to 10,000 shares of the Company's Common Stock on February 3, 2003 and each January 1 thereafter so long as the agreement is in effect. The options have an exercise price of the fair market value of the Company's Common Stock on the date of grant. However, in no event will Dr. Watson receive more than $60,000 annually while he is on our Audit Committee.

        We entered into a consulting agreement with Dr. Koenig which commenced as of May 1, 2003 and was for a period of three months. Under the terms of the consulting agreement Dr. Koenig was available to provide advice and consultation relating to the transition of his former duties regarding the medical and regulatory affairs of the Company to others after his termination. Dr. Koenig received a total of $56,250 under the terms of the consulting agreement.

        Officers generally serve at the discretion of the Board of Directors. We do not have any compensatory plans or arrangements resulting from resignation, retirement or any other termination of an executive officer's employment with us. However, the employment agreements for Dr. Williams and Messrs. Boveroux and DeFranco each provide for severance in the event we terminate their employment without cause. Upon termination without cause, Dr. Williams would be entitled to a severance payment equal to one year's salary. If terminated without cause, Mr. Boveroux would be entitled to receive six month's salary and Mr. DeFranco would be entitled to receive severance according to Company's policy in effect at that time.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership with the SEC. Those persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of those reports furnished to us during the fiscal year ended December 31, 2003, we believe that our executive officers, directors and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements, except as follows:

  •
  Oxford failed to timely file a Form 4 reporting the purchase of shares; it filed a Form 4 for this transaction on January 3, 2003.

  •
  Alan D. Watson, Ph.D., M.B.A. and Lester McKeever failed to timely file Form 4s reporting the purchase of shares and the receipt on an option to purchase shares; they filed Form 4s for this transaction on January 7, 2003.

  •
  Gene Golub failed to timely file a Form 4 reflecting an option grant; he filed a Form 4 for this transaction on January 8, 2003.

  •
  Reinhard Koenig failed to timely file a Form 4 reflecting the purchase of shares; he filed a Form 4 for this transaction on January 31, 2003.

23

  •
  Alan D. Watson failed to timely file a Form 4 reflecting the receipt of an option to purchase shares; he filed a Form 4 for this transaction on February 19, 2003.

  •
  Stuart Levine failed to timely file a Form 4 reflecting the gift of shares; he filed a Form 4 for this transaction on February 19, 2003.

  •
  Brooks Boveroux and Taffy J. Williams, Ph.D. failed to timely file Form 4s reflecting the receipt of options to purchase shares; Mr. Boveroux and Dr. Williams filed Form 4s for these transactions on September 18, 2003 and September 26, 2003, respectively.

        These late filings were due in part to a lack of resources by the Company to make these filings on behalf of the relevant individuals, in part due to oversights by the relevant individuals, and in part due to oversights by Company counsel. The Company has modified its reporting compliance procedures to avoid these delinquencies in the future.

        Information about our compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended, for the 2002 fiscal year is incorporated by reference is Item 10 from our Form 10-K for the year ended December 31, 2002.

        Change in Control Agreements.    We know of no arrangements which could result in a change of control of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans.

        The information provided in the following table is as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders:	5,789,720	$11.25	279,030
Equity compensation plans not approved by security holders	1,785,764	$2.79	0

Please see Item 12 of our Annual Report on Form 10-K, as amended, a copy of which is attached hereto as Exhibit G, for information regarding securities authorized for issuance under our equity compensation plans for the 2002 fiscal year. We have issued the following options and warrants to purchase shares of our Common Stock without the prior approval of our stockholders:

  •
  a warrant to purchase 150,000 shares at $1.08 per share to Broadmark Capital, LLC in connection with a Settlement Agreement and Mutual Release dated as of September 23, 2002 which related to our engagement of Broadmark Capital, LLC as a placement agent.

  •
  a warrant to purchase 190,000 shares at $2.52 per share to Clinical Regulatory Strategies, LLC in connection with our August 12, 2002 engagement of Clinical Regulatory Strategies, LLC to provide us with certain clinical, regulatory and new product development services.

  •
  a warrant to purchase 25,000 shares at $84.68 per share to Elan International Services, Ltd. on October 20, 1999 in connection with our joint venture with Elan.

  •
  a warrant to purchase 3,750 shares at $44.23 per share to a consultant as of January 24, 2000 in connection with certain consulting services provided by the consultant.

  •
  warrants to purchase an aggregate of 8,181 shares at $47.78 per share to Gilford Securities Incorporated and certain of its employees in connection with certain placement agent services provided to us by Gilford Securities Incorporated in February, 2000.

24

  •
  a warrant to purchase 500 shares at $47.04 per share to Aqua Partners, Inc. in connection with certain investor services provided by Aqua Partners, Inc. in November, 1999.

  •
  An option to purchase 1,050,000 shares at $1.08 per share to Taffy Williams pursuant an agreement dated July 23, 2003; provided, however that we are now seeking stockholder approval of this option grants as part of the amendment to the 2000 Plan.

  •
  An option to purchase 37,500 shares at $4.20 per share and an option to purchase 320,833 shares using cashless exercise, based upon a formula set forth in the option award agreement entered into with Gerald Wolf as part of a termination settlement dated July 13, 2002.

Director Compensation.

        All directors receive reimbursement of their out of pocket expenses incurred in the course of their duties as directors. Drs. Dean and Watson and Mr. McPhee receive compensation for serving on the Board or on the Audit Committee or the Compensation Committee of the Board. Each of these individuals receives $20,000 annually for serving as a member of the Board. In addition, each of these persons received a stock option to purchase 60,000 shares of the Company's Common Stock. These options vest quarterly over two years. As members of the Audit Committee, Drs. Dean and Watson receive $5,000 annual compensation, and as members of the Compensation Committee receive $3,000 annual compensation in addition to any fee that they receive as Board members.

Compensation Committee Report

To the Board of Directors of IMCOR Pharmaceutical Co.:

        The Compensation Committee is comprised of two non-employee directors: Drs. Dean and Watson. This Committee reviews and oversees the Company's various incentive plans, evaluates performance and reviews compensation levels and other related matters for the Company's senior executives. The Committee met one time in fiscal year 2003.

        The Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities for the Company's executive officers, so as to attract and retain quality executives, to provide incentives for executives to achieve performance objectives that enhance shareholder value, and to reward excellent performance. Accordingly, the Committee reviews and discusses with the Company (i) competitive base salaries, (ii) bonus arrangements to encourage that performance objectives are met, and (iii) stock option grants on terms designed to facilitate long-term strategic management and enhancement of shareholder value.

        The Committee believes that the current base salary of $275,000 for the Company's Chief Executive Officer for fiscal year 2003 is appropriate in light of his contributions to the Company's management restructuring, establishing product development objectives, strengthening the research and development team, and providing the framework for obtaining equity financing. In considering the Chief Executive Officer's contribution to the Company's success, the Committee considers, among other things, his role in enhancing the Company's growth, controlling costs, making efficient use of the Company's assets and employees, and monitoring the Company's operations. Additionally, to retain the Company's highly skilled work force, the Company strives to remain competitive with the pay of other highly respected employers who compete with the Company for talent.

        The Committee may from time to time grant options to executive officers to further align their long-term interests with those of other shareholders. The Committee believes that stock options encourage the executives to employ strategies designed to enhance the long-term value of the Company's Common Stock. During fiscal year 2003, the Committee approved awards of options under the 2000 Plan to Gene Golub (options to acquire 10,000 shares of Common Stock), Lester McKeever

25

(options to acquire 10,000 shares of Common Stock), Jack DeFranco (options to acquire 170,000 shares of Common Stock), and Alan Watson (options to acquire 20,000 shares of Common Stock). The Committee based the grants on a variety of factors, including expected future contribution to the Company's performance. The Committee may also grant stock options in the future based on these and other factors.

        Disclaimer.    This report is being provided to the Company's stockholders solely for informational purposes. Stockholders should not consider this report or the stock price performance graph that follows to be "soliciting materials" or to be "filed" with the SEC. They are not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934. In addition, this report and the performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

                      Compensation Committee

                      Alan D. Watson, Ph.D., MBA
                      Richard T. Dean, Ph.D.
                      Dated: April 27, 2004

Stock Performance Chart

        The following graph and chart compares our cumulative total shareholder rate of return on our Common Stock for the period from December 31, 1999 to December 31, 2003 (the date our 2003 fiscal year ended), with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index. The comparison assumes $100 was invested on December 31, 1999 in our Common Stock and in each of the foregoing indices and the re-investment of dividends (we issued no dividends on our Common Stock during this time).

Stock Performance Graph

	1999	2000	2001	2002	2003
IMCOR Index	$100	$9.46	$8.22	$1.34	$2.23
NASDAQ Index	$100	$60.31	$47.84	$33.08	$49.45
NASDAQ Pharmaceutical Index	$100	$124.74	$106.31	$68.69	$100.69

26

Financial and Other Information

        Financial Statements and Supplementary Financial Information.    Incorporated by reference from Item 7 of our Form 10-KSB for the fiscal year ended December 31, 2003, a copy of which is attached as Exhibit F.

        Management's Discussion and Analysis of Financial Condition and Result of Operations.    Incorporated by reference to Item 6 of our Form 10-KSB for the fiscal year ended December 31, 2003, a copy of which is attached as Exhibit F.

        Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.    On November 14, 2003 BDO Seidman, LLP informed IMCOR that they were declining to stand for re-election as IMCOR's auditors. IMCOR's Board of Directors did not believe that it was necessary to take any action in response to BDO Seidman, LLP's decision not to stand for re-election and accordingly did not recommend or approve this decision.

        On November 18, 2003, IMCOR's Board of Directors, upon recommendation of the Audit Committee, engaged Moss Adams LLP as independent auditor, replacing BDO Seidman, LLP. At the Special Meeting of our stockholders held on February 5, 2004, the stockholders ratified the appointment of Moss Adams LLP as our independent certified public accountants for 2004.

        BDO Seidman, LLP's reports on IMCOR's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than a qualification related to the entity's ability to continue as going concern.

        During IMCOR's two most recent fiscal years and through the date of BDO Seidman, LLP's declination to stand for re-election, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman, LLP's satisfaction, would have caused BDO Seidman, LLP to make reference to the subject matter in connection with its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.

        BDO Seidman has stated its agreement with the above statements in its letter to IMCOR dated November 18, 2003.

        Quantitative and Qualitative Disclosures About Market Risk.    Incorporated by reference from Item 7A of our Form 10-KSB for the fiscal year ended December 31, 2003.

        Other Information.    Representatives of Moss Adams, LLP, our principal accountants for the current year and for the most recently completed fiscal year, (i) are expected to be present or available by conference call at the security holders' meeting; (ii) will have the opportunity to make a statement if they desire to do so; and (iii) are expected to be available to respond to appropriate questions.

Audit Committee Report

To the Board of Directors of Photogen Technologies, Inc.:

        The Board of Directors has appointed an Audit Committee consisting of two directors. The Board, in its business judgment, has determined that each current member of this Committee is "independent," as required by applicable listing standards of the Nasdaq National Market and the Sarbanes-Oxley Act of 2002 and applicable SEC rules.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and their

27

reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality (not just the acceptability) of the accounting principles, the reasonableness of significant judgment and the clarity of disclosures in the financial statements.

        Moss Adams, LLP is the Company's independent auditor. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed and discussed with the Company's management, internal accounting personnel and with Moss Adams, LLP the following:

  •
  Moss Adams's judgments as to the quality (not just the acceptability) of the Company's auditing principles.

  •
  The auditors' independence from the Company's management, including the matters in the written disclosures required by the Independent Standards Board in Standard No. 1, as may be modified or supplemented.

  •
  The overall scope and plans for Moss Adams's audits.

  •
  Moss Adams's evaluation of the Company's internal controls.

  •
  The overall quality of the Company's financial reporting.

  •
  Other matters that are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 ("SAS 61").

        The Committee met with Moss Adams, with and without management present, to discuss these matters and the results of Moss Adams's examinations. The Committee held two meetings during fiscal 2003.

        The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ listing standards. That is, the Board has determined that none of the directors who serve on the Audit Committee has a relationship to the Company that may interfere with his independence from the Company or its management.

        The Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

  •
  Method to account for significant unusual transactions

  •
  The effect of significant accounting policies

  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates

  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements

        The Committee has received, reviewed and discussed by written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with the auditors the auditors' independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

28

        The Committee has considered whether the non-audit services provided by the independent auditors, as set forth in the section of this Proxy Statement entitled, "Independent Auditor's Fees and Other Matters," are compatible with maintaining the public accountants' independence.

        Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

        Disclaimer.    This report is being provided to the Company's stockholders solely for informational purposes. Stockholders should not consider this report to be "soliciting material" or to be "filed" with the SEC. It also is not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Securities Exchange Act of 1934. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.

Audit Committee
Alan D. Watson, Ph.D., M.B.A. (Chairman) Richard T. Dean, Ph.D.
Dated: April 27, 2004

Independent Auditors' Fees

        Audit Fees.    In the fiscal years ended December 31, 2002 and December 31, 2003 BDO Seidman, LLP billed us an aggregate of $82,967 and $80,970, respectively, in fees for professional services rendered in connection with the audit of our financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q/10-QSB. Moss Adams LLP billed us an aggregate of $66,282 (as of April 10, 2004) in fees for professional services rendered in connection with our 2003 audit of our financial statements and the review of the financial statements included in our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003, respectively.

  Audit-Related Fees.

        In the fiscal years ended December 31, 2002 we were not billed for any audit-related fees by BDO Seidman, LLP. For the fiscal year ended December 31, 2003 Moss Adams LLP billed us $3,248 (as of April 10, 2004) for audit-related fees.

  Tax Fees.

        In the fiscal years ended December 31, 2002 and December 31, 2003 BDO Seidman, LLP billed us an aggregate of $11,681 and $10,881, respectively for professional services rendered in connection with tax compliance, tax advice and tax planning. For the fiscal year December 31, 2003, Moss Adams, LLP billed us an aggregate of $7,682 (as of April 10, 2004) in connection with tax compliance, tax advice or tax planning.

  All Other Fees.

        In the fiscal years ended December 31, 2002 and December 31, 2003 neither BDO Seidman, LLP nor Moss Adams, LLP billed us for any products or services, other than those disclosed above under the headings "Audit Fees" and "Tax Fees."

29

  Audit Committee Pre-Approval Policy.

        Pursuant to the terms of our Audit Committee's charter, our Audit Committee pre-approves all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services proposed to be provided by the Company's independent certified public accountant, except for non-audit services within the de minimus exception under Section 10A(i)(B) of the Exchange Act. In this connection, the Audit Committee has the authority to appoint one or more of its members to approve services, provided that the decisions made by such designees between meetings of the Audit Committee shall be presented to the full Audit Committee at the next meeting thereof. All of the non-audit services provided to the Company by BDO Seidman LLP during the fiscal years ended December 31, 2002 and December 31, 2003 were pre-approved by the Audit Committee.

Other Matters

        If any other matters are properly presented at the Annual Meeting, including a motion to adjourn, the persons named as Proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a Proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Information Incorporated By Reference

        The Company's Form 10-KSB (including the financial statements) for the fiscal year ended December 31, 2003 and Form 10-K (including the financial statements), as amended, for the fiscal year ended December 31, 2002 are hereby incorporated into this Proxy Statement by reference. A copy of our Form 10-KSB and 10-K accompany this Proxy Statement as mailed to stockholders. An additional copy of the Company's Form 10-KSB and Form 10-K and the amendments thereto as filed with the SEC, without exhibits, will be provided without charge following the receipt of a written request to Brooks Boveroux, Chief Financial Officer and Secretary, IMCOR Pharmaceutical Co., 6175 Lusk Boulevard, San Diego, CA 92121.

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Exhibit A

SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT (the or this "Agreement") dated as of April 14 2004 is entered into by and among IMCOR Pharmaceutical Co., a Nevada corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

        WHEREAS, the Purchasers wish to purchase from the Company, and the Company wishes to sell and issue to the Purchasers, shares of Common Stock of the Company, $0.001 par value per share (the "Common Stock"), together with Warrants (the "Warrants") to purchase Common Stock, upon the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound by the terms and conditions of this Agreement, the parties hereto hereby agree as follows.

1.    Purchase and Sale of Securities.

        1.1.    Offering.    Subject to the terms and conditions of this Agreement, the Company shall sell and issue to each of the Purchasers, and each of the Purchasers shall severally, and not jointly, purchase from the Company, the aggregate number of shares of Common Stock (the "Shares") equal to the investment amount set forth opposite the Purchaser's name on Schedule I divided by $0.75 per share (the "Per Share Purchase Price") plus the Warrants set forth opposite such Purchaser's name (50% Warrant coverage). The Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants are collectively referred to as the "Securities." Additional investors may be added by the Company to Schedule I at the discretion of the Company following the First Closing and prior to the filing of a Registration Statement (as defined in the Registration Rights Agreement, defined below), and upon execution by such additional investors of a counterpart signature page to this Agreement, such additional investors shall be deemed a Purchaser hereunder and shall be subject to and may rely upon the representations, warranties, terms and conditions contained herein; provided, that such investors may only acquire Securities at the Second Closing.

        1.2.    Proceeds.    Net proceeds from the sale of the Securities will be used for the following purposes and appropriately related administrative costs, subject to changes authorized by a majority of the Company's Board of Directors (the "Board"):

  •
  manufacturing, marketing and continued development of Imagent;

  •
  research and development of PH-50;

  •
  research and development of N1177;

  •
  payment of commissions and other fees associated with the transactions in this Agreement;

  •
  payment of obligations to vendors of goods or services and other creditors (except as described in the last sentence of this Section 1.2) not to exceed the amounts set forth in the Disclosure Schedule; and

  •
  working capital and general corporate purposes.

Pending use of the proceeds in accordance with the preceding sentence, the proceeds will be invested in securities issued or guaranteed by the United States, national bank repurchase agreements secured by such securities or such other types of investments as may be approved by a majority of the Company's Board of Directors, but in no event in such a manner that would cause the Company to be deemed an Investment Company as defined in the Investment Company Act of 1940, as amended. The Company shall not use any portion of the net proceeds to redeem any capital stock of the Company or to repay indebtedness described in Section 5.3.14 below.

2.    Delivery of the Shares at the Closings.

        2.1.    Initial Closing.    The initial closing (the "Initial Closing") shall take place at the offices of Grippo & Elden, LLC, 227 W. Monroe Street, Chicago, Illinois 60606 on the second business day following the date on which the applicable conditions set forth in Section 5.3 (excluding Section 5.3.9) and Section 6 shall have been satisfied or waived by the appropriate parties, or at such other time, date and place as are mutually agreeable to the Company and the Purchasers subscribing for a majority of the Shares. At the Initial Closing:

          (a)   in accordance with the terms of the Escrow Agreement (as defined in Section 3.2), the Escrow Agent shall disburse to the Company by wire transfer of immediately available funds payment of the purchase price of the Securities delivered to the Purchasers at the Initial Closing (which shall not exceed 19.9% of the Company's outstanding Common Stock), as set forth on Schedule I hereto; and

          (b)   the Company shall deliver to the Purchasers certificates for the number of Securities to be delivered at the Initial Closing, as set forth opposite their respective names on Schedule I hereto, registered in the name of such Purchasers.

        2.2.    Second Closing.    The second closing (the "Second Closing") shall take place at the offices of Grippo & Elden LLC, 227 W. Monroe Street, Chicago, Illinois 60606 on the second business day following the date on which the applicable conditions set forth in Section 5.3 (including Section 5.3.9) and Section 6. At the Second Closing:

          (a)   in accordance with the terms of the Escrow Agreement, the Escrow Agent, shall disburse to the Company the purchase price of the Securities, together with any interest accrued thereon, to be delivered to the Purchasers at the Second Closing, as set forth on Schedule I hereto; and

          (b)   the Company shall deliver to the Purchasers certificates for the number of Securities to be delivered at the Second Closing, as set forth opposite their respective names on Schedule I hereto, registered in the name of such Purchasers.

The Initial Closing and the Second Closing are collectively referred to herein as the "Closings" and individually as a "Closing." The date on which the Closings occur are referred to herein as a "Closing Date."

        2.3.    Termination.    If by the applicable dates set forth in Section 5.3.13 the conditions set forth in Section 5.3 that apply to the applicable Closing shall not have been fulfilled by the Company, then each Purchaser to receive Securities at such Closing shall, at its election, be relieved of all of its obligations under this Agreement as to such Closing without thereby waiving any other right it may have by reason of such failure or such non-fulfillment. In connection therewith, such Purchaser shall have the right to require the Escrow Agent to disburse to such Purchasers the funds delivered by such Purchaser to the Escrow Account in respect of the applicable Closing (plus any interest thereon). If by the applicable date set forth in Section 6.5, any of the conditions set forth in Section 6 of this Agreement that apply to the applicable Closing shall not have been fulfilled by any Purchaser, the Company shall, at its election, be relieved of all of its obligations to such Purchaser under this Agreement as to such Closing without thereby waiving any other right it may have by reason of such failure or such non-fulfillment.

3.    Representations and Warranties of the Company.    Except as disclosed in the Disclosure Schedule attached hereto (which Disclosure Schedule makes explicit reference to, and shall only modify, the particular Section containing the representation or warranty as to which exception is taken), the Company hereby represents and warrants to the Purchasers as follows:

        3.1.    Organization; Amended Articles.    The Company is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have, either individually or in the aggregate, a material adverse effect on the business, operations, financial condition, assets, prospects, liabilities or contractual rights of the Company, whether individually or taken as a whole (a "Material Adverse Effect"). The Company has, or prior to each Closing will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement an adequate number shares of its Common Stock authorized and available for purchase hereunder and upon exercise of the Warrants issuable at such Closing, having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation (the "Amended Articles").

        3.2.    Corporate Power.    The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement, the Escrow Agreement, in the form attached as Exhibit A (the "Escrow Agreement"), the Warrant Agreements by and between the Company and each of the Purchasers, each in the form attached as Exhibit B (the "Warrant Agreement"), the Registration Rights Agreement by and among the Company and the Purchasers in the form attached as Exhibit C (the "Registration Rights Agreement"), the Voting Agreement (as defined in Section 5.15), and the other agreements, documents and instruments contemplated hereby (collectively with this Agreement, the "Financing Documents"), and to carry out the transactions contemplated hereby. The copies of the Amended Articles and Bylaws of the Company, as amended to date, which have been furnished by the Company to counsel for the Purchasers, are correct and complete at the date hereof. The Company is not in violation of any term of its Amended Articles or Bylaws, each as amended, or in violation of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company or to which the Company is a party, where any violation, noncompliance or default would result in a Material Adverse Effect.

        3.3.    Authorization.    The Financing Documents are valid and binding obligations of the Company, enforceable in accordance with their terms. The execution, delivery and performance of the Financing Documents have been duly authorized by all necessary corporate or other action of the Company. Subject to obtaining stockholder approval for the issuance of more than 20% of the Company's Common Stock pursuant to Nasdaq Marketplace Rule 4350 with respect to Securities to be issued at the Second Closing, the issuance, sale and delivery of the Securities in accordance with this Agreement or the Warrant Agreement have been, or will be prior to each Closing, duly authorized by all necessary corporate action on the part of the Company. The Securities when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement or the Warrant Agreement will be duly and validly issued, fully paid and non-assessable. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of the Financing Documents, or the issuance, sale and delivery of the Securities in accordance with the terms of this Agreement or the Warrants, or the consummation of any other transaction contemplated hereby or by the other Financing Documents, except (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements Registration Rights Agreement and the filing of a Form D with the SEC, (ii) any filings required by state securities laws, (iii) the filings required in accordance with

Section 8.12, (iv) the filing of the Proxy Statement in accordance with Section 5.1.4, and (v) those that have been made or obtained prior to or as of the date of this Agreement.

        3.4.    Capitalization.    The authorized capital stock of the Company consists of Series A Preferred Stock, $0.001 par value per share, of which 12,856 shares are authorized, issued and outstanding as of December 31, 2003, and 150,000,000 shares of Common Stock, $0.001 par value per share, of which 21,541,476 shares are issued and outstanding as of March 31, 2004. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company will have reserved, immediately prior to the First Closing, a total of 6,068,740 shares of its Common Stock for issuance pursuant to the Option Plans (defined below). Except as contemplated by this Agreement, the other Financing Documents, the Amended Articles, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment or offer of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no restrictions on the transfer of the Company's capital stock other than those arising from securities laws or contemplated by this Agreement and the other Financing Documents. There are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company to which the Company is a party. All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws. Set forth in the Disclosure Schedule is a capitalization table for the Company showing (i) the capitalization of the Company on a fully diluted basis immediately prior to the issuance of the Shares; and (ii) the capitalization of the Company on a fully diluted basis giving effect to the issuance of the Shares. For the purposes of this Agreement, the term "on a fully diluted basis" means that for purposes of calculating the percentage interest of the Company's capital stock represented by a specified number of shares, there shall be deemed outstanding (i) all shares of Common Stock, $0.001 per value per share, of the Company currently outstanding; (ii) all shares of Common Stock issuable pursuant to the exercise of options granted and capable of being granted under the Company's 1998 Long Term Incentive Compensation Plan, 2000 Long Term Incentive Compensation Plan, and Senior Executive Long Term Incentive Compensation Plan (the "Option Plans"); and (iii) all shares of Common Stock issuable pursuant to other existing options, warrants, convertible debt securities and other instruments and agreements whatsoever. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

        3.5.    Subsidiaries.    Except for Sentigen Ltd., the Company does not control, directly or indirectly, any other entity (a "Subsidiary") and does not own of record or beneficially, directly or indirectly, any shares of capital stock or securities convertible into capital stock of any other corporation, or any participating interest in any partnership, joint venture or other non-corporate business enterprise.

        3.6.    SEC Filings; Business.    The Company has filed all reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (collectively, the "SEC Filings") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Filings prior to the expiration of any such extension.. The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole, as required to be disclosed.

        3.7.    No Material Adverse Change.    Since December 31, 2002, except as identified and described in the SEC Filings, there has not been:

          (a)   any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 2002 10-K, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

          (b)   any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

          (c)   any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

          (d)   any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

          (e)   any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

          (f)    any change or amendment to the Company's Amended Articles or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

          (g)   any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

          (h)   any transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

          (i)    any loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

          (j)    any loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

          (k)   any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

        3.8.    Financial Statements.    The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q or Form 10-QSB, as applicable, under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

        3.9.    Contracts and Commitments.    Except as identified and described in the SEC Filings, the Company (i) is not a party to any oral or written contract, obligation, instrument, corporate restriction or commitment which involves a potential obligation or liability in excess of $25,000 and which is otherwise material and not entered into in the ordinary course of business, (ii) does not have any oral or written employment contracts, financing agreements, licenses, distributor or sales representative agreements, agreements with officers, directors, employees or shareholders of the Company or persons or organizations related to or affiliated with any such persons, leases, agreements relating to product development; and (iii) does not have any pension, profit sharing, retirement or stock option plans other than the Option Plans and the Company's 401(k) Plan.

3.10.    Proprietary Rights, Employee Restrictions.

          (a)   The Company owns or has the right to use all copyrights, copyright registrations and copyright applications, trademark registrations and applications for registration, patents and patent applications, trademarks, service marks, trade names, or other proprietary rights (collectively, "Intellectual Property Rights") as described in the SEC Filings used or useful in the Company's business as presently conducted or currently contemplated to be conducted and all licenses, assignments and releases of Intellectual Property Rights of others in material works embodied in the Company's products. All Intellectual Property Rights held by any employee, officer or consultant have been assigned to the Company. The Company has exclusive ownership of, or exclusive license to use, all Intellectual Property Rights. The Company has obtained any licenses, releases or assignments necessary to use all third parties' Intellectual Property Rights in works embodied in its products. All such licenses, releases and assignments are specifically identified in the Disclosure Schedule. To the Company's knowledge, neither the present nor currently contemplated business activities or products of the Company infringe any Intellectual Property Rights of others. The Company has not received any notice or other written claim from any person asserting that any of the Company's present or currently contemplated activities infringe or may infringe any Intellectual Property Rights of such person. The Company has the right to use, free and clear of known or asserted claims or rights of others, all trade secrets, customer lists, hardware designs, programming processes, software and other information required for or incident to its products or its business as presently conducted or contemplated to be conducted, except for claims which would not have a Material Adverse Effect. The Company has taken all reasonable measures to protect and preserve the security, confidentiality and value of its Intellectual Property Rights, including its trade secrets and other confidential information. The Company is not aware of any infringement by others of its copyrights or other Intellectual Proprietary Rights in any of its products, technology or services, or any violation of the confidentiality of any of its proprietary information. The activities of the Company's employees on behalf of the Company do not violate any agreements or arrangements known to the Company which any such employees have with former employers or any other entity to whom such employees may have rendered consulting services. For the purposes of this Section 3.10, Intellectual Property Rights also includes any and all material licenses, databases, computer programs and other computer software user interfaces (other than those generally available to the public), know-how, trade secrets, customer lists, proprietary technology, processes and formulae, source code, object code, algorithms, architecture, structure, display screens, layouts, development tools, instructions, templates, marketing materials, inventions, trade dress, logos and designs and all documentation and media constituting, describing or relating to the foregoing.

          (b)   All key employees, including all consultants (contract or otherwise), of or to the Company have executed and delivered to and in favor of the Company an agreement regarding the protection of confidential and proprietary information and the assignment to the Company of all Intellectual Property Rights arising from the services performed for the Company by such Persons.

        3.11.    Litigation; Compliance with Law.    There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration or mediation proceeding relating to the Company, pending or, to the best of the Company's knowledge, threatened, or (iii) governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit). The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which may have a Material Adverse Effect. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company, and to the best of the Company's knowledge, pending, threatened or contemplated against others. To the best of the Company's knowledge, the Company has complied and will continue to comply, in all material respects, with all laws, rules, regulations and orders applicable to its present and contemplated business, operations, properties, assets, products and services. The Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to obtain such permits, licenses or authorization would not have a Material Adverse Effect, and the Company has been and will continue to be operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except where the failure to so operate the business would not have a Material Adverse Effect. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as it is presently conducted or proposed to be conducted. The Company is not subject to any pending or threatened investigation, inquiry or proceeding by the SEC, any state securities commission or any other federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any securities exchange or securities market, with respect to any matter. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

        3.12.    Leasehold Interests.    Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Company thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company adverse to its rights in such leasehold interests.

        3.13.    Insurance.    The Company and each Subsidiary maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

        3.14.    Loans and Advances.    The Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances.

        3.15.    Assumptions, Guaranties, Etc. of Indebtedness of Other Persons.    The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

        3.16.    Governmental Approvals.    Subject to the accuracy of the representations and warranties of the Purchasers set forth in Section 4, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of any of the Financing Documents, the issuance, sale and delivery of the Shares other than filings pursuant to federal and state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Shares.

        3.17.    Tax Matters.    Each of the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any Subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

        3.18.    Title to Properties.    The Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free and clear from any and all liens, security interests, encumbrances and defects, and the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

        3.19.    No Labor Disputes.    No material labor dispute with the employees of the Company or any Subsidiary exists or is imminent.

        3.20.    Environmental Matters.    Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or threatened investigation that might lead to such a claim.

        3.21.    Compliance with Nasdaq Continued Listing Requirements.    The Company is in compliance with applicable Nasdaq SmallCap Market continued listing requirements. There are no proceedings pending or threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market and the Company has not received any notice of, nor is there any basis for, the delisting of the Common Stock from the Nasdaq SmallCap Market.

        3.22.    Brokers.    The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement. No person or entity will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company, any Subsidiary or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

        3.23.    Certain Registration Matters.    Assuming the accuracy of the Purchaser' representations and warranties set forth in Section 4.1-4.5, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser under the Financing Documents. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or deferred during the period between the date hereof and the date the Company's registration statement pursuant to the Registration Rights Agreement is declared effective. Other than the Registration Statement (as defined in the Registration Rights Agreement), prior to the date that a Registration Statement is first declared effective by the SEC, the Company may not file any registration statement (other than on Form S-8) with the SEC with respect to any securities of the Company.

        3.24.    Transactions With Affiliates.    Except as identified and described in the SEC Filings, no director, officer, employee or stockholder of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

        3.25.    Questionable Payments.    Neither the Company nor any of its Subsidiaries nor any of their respective current or former shareholders, directors, officers, employees, agents or other persons or entities acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or

(e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

        3.26.    Information Supplied to Purchasers.    Neither this Agreement, the Disclosure Schedule and Exhibits attached hereto, the Private Placement Memorandum of the Company, dated as of April 1, 2004 (the "Private Placement Memorandum"), nor any other Financing Documents furnished to the Purchasers by or on behalf of the Company contains any untrue statement of a material fact, and none of this Agreement, the Disclosure Schedule and Exhibits attached hereto, or such other Financing Documents omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. None of the matters described on the Disclosure Schedules have had, or could reasonably be expected to have, a Material Adverse Effect, individually or in the aggregate.

        3.27.    Internal Accounting Controls.    The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared.

        3.28.    No Additional Agreements.    The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Financing Documents other than as specified in the Financing Documents.

        3.29.    Disclosure.    The Company confirms that neither it nor any person acting on its behalf has provided any Purchaser or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

4.    Representations of the Purchasers.    Each of the Purchasers represents and warrants to the Company as to itself and no other Purchaser as follows:

        4.1.    Validity.    Assuming the due execution and delivery by the Company of this Agreement and the Financing Documents, this Agreement and the Financing Documents to which such Purchaser is a party constitute legal, valid and binding obligations of the Purchaser, enforceable against such Purchaser in accordance with their respective terms.

        4.2.    Investor Status.    Such Purchaser is an "accredited investor" as such term is defined in Regulation D under the 1933 Act. . Such Investor is not a registered broker-dealer under Section 15 of the 1934 Act.

        4.3.    Investment.    The Securities to be received by such Purchaser hereunder will be acquired for the Purchaser's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Purchaser has no intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

        4.4.    Investment Experience.    Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

        4.5.    Restricted Securities.    Such Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

        4.6.    Access to Management.    Such Purchaser has had an opportunity to receive additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in the Financing Documents and upon the Private Placement Memorandum. Such Purchaser has reviewed the SEC Filings and acknowledges that, as of the date of execution of this Agreement, the Company has not filed its Annual Report on Form 10-KSB for the fiscal-year ended December 31, 2003.

        4.7.    No General Solicitation.    Such Purchaser did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

        4.8.    Limited Ownership.    The purchase by such Purchaser of the Securities issuable to it at each Closing will not immediately upon such Closing result in such Purchaser (individually or together with other Persons with whom such Purchaser has identified, or will have identified, itself as part of a "group" in a public filing made with the Commission involving the Company's securities), acquiring, or obtaining the right to acquire, in excess of 19.999% of the Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred. Such Purchaser does not currently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of a Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred.

        4.9.    Independent Investment Decision.    Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by such Purchaser and such Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel (which such Purchaser acknowledges is not Bryan Cave LLP) and not on the advice of any other Purchaser's business or legal counsel nor upon any investment banker, placement agent, or their respective counsel in making such decision.

5.    Pre-Closing Covenants; Conditions to the Obligations of the Purchasers.

        5.1.    Pre-Closing Covenants.    The parties covenant and agree that they will perform and observe the following covenants and provisions until the Second Closing Date, as applicable.

        5.1.1.    Dealings with Affiliates.    Except as contemplated herein, the Company will not enter into any transaction, including, without limitation, any loans, leases, extension of credit or royalty agreements with any employee, officer or director of the Company or holder of ten percent (10%) or more of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such employees, officers, directors or stockholders or members of their immediate families.

        5.1.2.    Distributions.    Except as contemplated herein, the Company will not declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or pay into or set aside a sinking fund for such purpose (such transactions being hereinafter referred to as "Distributions"); provided, however, that nothing herein contained shall prevent the Company from:

            (i)  complying with any specific provision of the terms of this Agreement;

           (ii)  redeeming any stock of a deceased stockholder out of insurance held by the Company on that stockholder's life; or

          (iii)  repurchasing any stock of an officer, employee or consultant subject to a stock repurchase agreement under which the Company has the right or obligation to repurchase such shares in the event of termination of employment or of a consulting arrangement.

        5.1.3.    Extraordinary Corporate Transactions.    Except as contemplated herein, the Company will not take any corporate action, enter into any agreement to take such action, or obligate itself to take any such action, if such action would:

            (i)  cause the Company to create, authorize or issue any class or series of capital stock with equity features or convertible into equity ranking senior to the Common Stock with respect to liquidation preferences, dilution protection, redemption rights, or payment of dividends, or otherwise having terms and conditions superior to the terms of the Common Stock, or that would impair or limit the Company's obligations under this Agreement;

           (ii)  enter into any transaction that expressly prohibits or limits the Company's right to perform its obligations under this Agreement;

          (iii)  cause or authorize any transaction, whether by consolidation or merger of the Company, which results in the holders of the Company's capital stock holding less than 50% of the voting securities of the resulting or surviving entity, or a sale of all or substantially all of the capital stock or assets of the Company, or any other form of business combination or acquisition in which the Company is the object of the acquisition and in which control of the voting securities or assets of the Corporation are transferred in any way;

          (iv)  create or incur any additional indebtedness (other than replacement of existing indebtedness for borrowed money) for money borrowed which is secured by assets of the Company or any subsidiary or otherwise mortgage or pledge, or create a security interest in all or substantially all of the property of the Company;

           (v)  change the principal business of the Company, enter new lines of business, or exit its current and proposed line of business;

          (vi)  make investments in, or loans to, any third parties other than for employee travel or relocation; or

         (vii)  make any single capital expenditure in excess of $50,000.

        5.1.4.    Proxy Statement.    The Company shall (a) prepare and file with the SEC, promptly after the date hereof and in any event by the 10th business day following the Initial Closing, preliminary proxy materials with respect to a meeting of the Company's stockholders for the purpose of approving the issuance of the Securities to be issued at the Second Closing, as contemplated by this Agreement. Promptly after comments are received from the SEC with respect to the preliminary proxy materials and after the furnishing by the Company of all information required to be contained therein, the Company shall file with the SEC the definitive proxy statement and (b) acting through the Company's Board of Directors, (i) call a meeting of the holders of the Common Stock for the purpose of approving the issuance of the Securities to be issued at the Second Closing as contemplated by this Agreement and (ii) include in the proxy statement the recommendation of its Board of Directors that holders of the Common Stock approve such issuance as contemplated by this Agreement.

        5.1.5.    Stockholders Agreement.    The Company shall obtain on or before the date of the Initial Closing, a duly executed and delivered Voting Agreement (the "Voting Agreement") among the holders of at least 50% of the Common Stock to approve the issuance of the Securities at the Second Closing as contemplated by this Agreement. The parties agree and understand that Purchasers may not vote their respective Shares or the shares of Common Stock issuable upon exercise of their respective Warrants in any such vote.

        5.2.    Funding of Escrow Account for Second Closing.    Concurrently with their respective execution and delivery of this Agreement, each Purchaser will deliver to the Escrow Agent for deposit into the escrow account (the "Escrow Account") established pursuant to the terms and conditions of the Escrow Agreement, the full amount of such Purchaser's investment amount as listed on Schedule I hereto for each of the Initial Closing and the Second Closing, by wire transfer of immediately available funds.

        5.3.    Conditions to the Obligations of the Purchasers.    The obligations of the Purchasers under this Agreement are subject to the fulfillment, or the waiver by the Purchasers, of the conditions set forth in this Section 5.3 on or before each Closing Date. All such documents and actions shall be satisfactory in form and substance to such Purchaser and its counsel.

        5.3.1.    Accuracy of Representations and Warranties; Performance.    Each representation and warranty of the Company contained in this Agreement shall be true and correct in all material respects on and as of each Closing Date, with the same effect as though such representation and warranty had been made on and as of that date. The Company shall have performed in all material respects all agreements and covenants required to be performed by it under the Financing Documents prior to such Closing Date.

        5.3.2.    Consents.    The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities to be offered and sold at such Closing. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Financing Documents.

        5.3.3.    Certificates and Documents.    The Company shall have delivered to counsel to the Purchasers:

          (a)   the Amended Articles, certified by the Secretary of State of the State of Nevada;

          (b)   a certificate, as of the most recent practicable date, of the Secretary of State of the State of Nevada as to the Company's legal existence and corporate good standing;

          (c)   the Bylaws of the Company in effect on and as of the First Closing Date; and

        5.3.4.    Opinion.    The Company shall have delivered to counsel to the Purchasers an original opinion from Grippo & Elden LLC, counsel to the Company, dated as of the Closing Date, addressed to the Purchasers, and in the form attached hereto as Exhibit D.

        5.3.5.    SEC Approvals; Effective Registration; Blue Sky.    Any SEC approval required to consummate the transactions contemplated by the Financing Documents (other than the effectiveness of registration statements) shall have been obtained.

        5.3.6.    Registration Rights Agreement.    The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement.

        5.3.7.    Warrant Agreements.    The Company shall have executed and delivered to the Purchasers the Warrant Agreements.

        5.3.8.    Voting Agreement.    The Company shall have delivered to the Purchasers a copy of the duly executed and delivered Voting Agreement.

        5.3.9.    Stockholder Approval.    With respect to the Second Closing, on or before July 19, 2004 the Company's stockholders shall have approved the issuance of the Securities at the Second Closing, as contemplated by this Agreement and the conversion of the demand notes issued to three Company stockholders (Oxford Bioscience Partners IV L.P., Mi3 L.P. and MRNA Fund II L.P.) (the "Demand Notes") into Common Stock at $0.75 per share.

        5.3.10.    Nasdaq Listing.    The Nasdaq Stock Market shall have waived application of the 15 day prior notice contained in NASD Marketplace Rule 4310(c)(17)(D) or such timeframe shall have expired without objection. Trading in the Common Stock shall not have been suspended by the SEC or the Nasdaq Stock Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on the Nasdaq Small Cap Market or Nasdaq National Market.

        5.3.11.    No Adverse Changes.    Between the execution of this Agreement and such Closing, no event or series of events (other than stock price fluctuations) shall have occurred which reasonably would be expected to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

        5.3.12.    Minimum Subscriptions.    The aggregate of all Purchaser investment amounts delivered to the Escrow Account in accordance with Section 5.2 shall not be less than $10,000,000 (provided, that such Purchaser shall have complied with Section 5.2).

        5.3.13.    Timing.    The Initial Closing shall have occurred no later than April 19th, 2004. The Second Closing shall have occurred no later than July 19, 2004.

        5.3.14.    Conversion of Outstanding Notes.    Between the date of execution of this Agreement and the Initial Closing Date, the holders of the Company's Revolving Convertible Senior Secured Promissory Note in the aggregate principal amount of $4,160,000 have converted all principal and interest due thereunder into Common Stock at $0.75 per share and shall have agreed in writing to convert all Demand Notes into Common Stock at $0.75 per share at or before the Second Closing and in any event, the Demand Notes shall automatically convert upon approval of the stockholders to issue 20% or more of the Company's stock.

6.    Conditions to the Obligations of the Company.    The obligations of the Company under this Agreement are subject to the fulfillment, or the waiver in writing by the Company, of the conditions set forth in this Section 6 on or before each Closing Date.

        6.1.    Accuracy of Representations and Warranties.    The representations and warranties of the Purchasers contained in Section 4 shall be true and correct in all material respects on and as of each Closing Date, with the same effect as though such representations and warranties had been made on and as of that date.

        6.2.    Performance.    The Purchasers shall have performed and complied with all agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

        6.3.    Stockholder Approval.    With respect to the Second Closing, the Company's stockholders shall have approved the issuance of the Securities at the Second Closing, as contemplated by this Agreement.

        6.4.    Nasdaq Listing.    The Nasdaq Stock Market shall have waived application of the 15 day prior notice contained in NASD Marketplace Rule 4310(c)(17)(D) or such timeframe shall have expired without objection.

        6.5.    Timing.    The Initial Closing shall have occurred no later than April 19th, 2004. The Second Closing shall have occurred no later than July 19, 2004.

        6.6.    Minimum Subscriptions.    The aggregate of all Purchaser investment amounts delivered to the Escrow Account in accordance with Section 5.2 shall not be less than $10,000,000.

7.    Post Closing Covenants.

        7.1.    No Integration.    Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf will make any offers or sales of any Company security or solicit any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the 1933 Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

        7.2.    Non-Contravention.    The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere with the obligations to the Purchasers under the Financing Documents.

        7.3.    Listing of Shares.    The Company shall take such action as may be required to cause the Shares to be listed on the Nasdaq SmallCap Market no later than the date required under the rules and regulations thereof. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include the Shares in such application and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use reasonable best efforts to continue the listing and trading of its Common Stock on The Nasdaq SmallCap Market or on the Nasdaq National Market and, in accordance, therewith, will use its best efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable.

        7.4.    Non-Public Information.    The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

8.    General.

        8.1.    Successors and Assigns.    The provisions of this Agreement shall bind and inure to the benefit of the respective successors, assigns, heirs, executors, and administrators of the parties hereto, including but not limited to assigns of the Purchasers pursuant to Section 1.1 of this Agreement.

        8.2.    Survival of Representations and Warranties.    All representations and warranties shall survive and remain in full force and effect after the Closing with respect to the Company.

        8.3.    Indemnification.    The Company agrees to indemnify and hold harmless each Purchaser and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) to which such person or entity may become subject as a result of and will reimburse any such person or entity for all such amounts as they are incurred by such person or entity as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Financing Documents.

        8.4.    Conduct of Indemnification Proceedings.    Promptly after receipt by any person or entity (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation by a third party in respect of which indemnity may be sought pursuant to Section 8.3 hereof, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

        8.5.    Notices.    All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by express overnight courier service or mailed by first class mail, postage prepaid, to the respective addresses set forth on the signature pages of this Agreement, as such addresses may be modified by notice given pursuant to this Section 8.5, with copies provided simultaneously to counsel as set forth on the signature pages of this Agreement. Notices provided in accordance with this Section 8.5 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

        8.6.    Entire Agreement.    This Agreement, together with the instruments and other documents hereby contemplated to be executed and delivered in connection herewith, contains the entire agreement and understanding of the parties hereto, and supersedes any prior agreements or understandings between or among them, with respect to the subject matter hereof. Except as expressly set forth in this Agreement, the Disclosure Schedule and the Exhibits attached hereto, the Private Placement Memorandum and the Financing Documents, the Company makes no representation or warranty, express or implied, with respect to the transactions contemplated by this Agreement or the other Financing Documents, the business of the Company, the Company, the Company's assets or its future prospects. No party is relying on any understandings, agreements or representations other than those expressly contained this Agreement, the Disclosure Schedule and the Exhibits attached hereto, the Private Placement Memorandum, the SEC Filings and the Financing Documents.

        8.7.    Amendments and Waivers.    No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this

Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Financing Document unless the same consideration is also offered to all Investors who then hold Shares.

        8.8.    Counterparts.    This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.9.    Captions.    The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

        8.10.    Severability.    Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

        8.11.    Governing Law.    This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York; provided, however, that matters relating to the authorization, issuance and enforceability of the terms of the Securities shall be governed and interpreted and construed in accordance with the Nevada General Corporation Law. The Company irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. If either party shall commence an action to enforce any provisions of a Financing Document, then the prevailing party in such action shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action.

        8.12.    Independent Nature of Purchasers.    The obligations of each Purchaser under any Financing Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Financing Document. The decision of each Purchaser to purchase Securities pursuant to the Financing Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Financing Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Financing Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Financing Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Financing Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Financing Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

        8.13.    Securities Laws Disclosure; Publicity.    By 9:00 a.m. (New York time) on the business day following the execution of this Agreement, and by 9:00 a.m. (New York time) on each Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and each Closing. On the business day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Financing Documents (and attach as exhibits thereto the Financing Documents), and on each Closing Date the Company will file an additional Current Report on Form 8-K to disclose such Closing. In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the Nasdaq Stock Market. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than the Registration Statements and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency or the Nasdaq Stock Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Nasdaq Stock Market regulations.

        8.14.    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Financing Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        8.15.    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Financing Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        8.16.    Limitation of Liability.    Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of a Purchaser arising directly or indirectly, under any Financing Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other Affiliate of such Purchaser or any investor, shareholder or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of such Purchaser.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the day and year first above written.

IMCOR Pharmaceutical Co.
By:
Taffy J. Williams, Ph.D., President
Notice Address: 6175 Lusk Boulevard San Diego, CA 92121

        IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the day and year first above written.

Purchaser:
By:
Name: Title:
Investment Amount: $
Address for Notice:

Schedule I

1

Purchaser Name	Investment Amount	Shares to be Issued at Initial Closing	Warrants to be Issued at Initial Closing	Shares to be Issued at Second Closing	Warrants to be Issued at Second Closing

Exhibit B

WARRANT AGREEMENT

        WARRANT AGREEMENT dated as of April 14, 2004 (this "Warrant Agreement"), between IMCOR Pharmaceutical Co., a Nevada corporation (the "Company"), and [Purchaser] (together with its successors and assigns, the "Holder").

        WHEREAS, the Company and the Holder have entered into that certain Securities Purchase Agreement dated as of April 14, 2004 (the "Purchase Agreement") pursuant to which the Company agreed to sell and the Holder agreed to purchase warrants, as hereinafter described (the "Warrants"), to purchase shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

        WHEREAS, the Common Stock issuable upon the exercise of the Warrants is hereinafter referred to as the "Warrant Shares"; and

        WHEREAS, each Warrant entitles the Holder to purchase one Warrant Share at the exercise price set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and as set forth in the Purchase Agreement, the parties hereto agree as follows:

        SECTION 1.    Warrant Certificate.    The certificate evidencing the Warrants (the "Warrant Certificate") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Annex A attached hereto.

        SECTION 2.    Execution of Warrant Certificates.    Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he shall have ceased to hold such office.

        Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

        SECTION 3.    Registration.    The Company shall number and register the Warrant Certificates in the name of the record holder in a register to be maintained by the Company as they are issued by the Company. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, absent actual notice to the contrary.

        SECTION 4.    Registration of Transfers and Exchanges.    The Company shall register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. Canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company. The acceptance of the new Warrant Certificate by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant Certificate.

        The Holder agrees that each certificate representing Warrant Shares will bear the following legend until the Warrant Shares are registered or freely tradeable under the Securities Act of 1933, as amended and the regulations promulgated thereunder:

  NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

        Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled by the Company.

        SECTION 5.    Terms of Warrants, Exercise of Warrants.    Subject to the terms of this Agreement and the Warrant Certificate set forth as Annex A, the Warrant holder shall have the right, commencing on the date hereof and until 5:00 p.m., Pacific time on April 19, 2009 (the "Exercise Period"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (defined herein) then in effect for such Warrant Shares in cash or by certified or official bank check payable to the order of the Company, or through exercise of the cashless exercise provisions hereof if available with respect to such exercise. Each Warrant not exercised prior to 5:00 p.m., Pacific time, on April 19, 2009 (the "Expiration Date") shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time.

        A Warrant may be exercised upon surrender to the Company at its principal office of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase duly filled in and signed, and upon payment to the Company of the exercise price (the "Exercise Price") which is set forth in the form of Warrant Certificate attached hereto as Annex A as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. For purposes of this Agreement, an "Exercise Date" means the business day on which a Holder tenders by facsimile to the Company an Exercise Notice, together with the payment of the Exercise Price in respect of such exercise (whether or not actual Warrant Certificates have yet been received by the Company.

        The Holder may pay the Exercise Price in one of the following manners:

          (1)    Cash Exercise.    The Holder may deliver immediately available funds; or

          (2)    Cashless Exercise.    If an Exercise Notice is delivered after the first to occur of (1) the date that a registration statement covering the resale of the Warrant Shares is required to be declared effective in accordance with terms of the Registration Rights Agreement (as defined in the Purchase Agreement) or (2) the date that such registration statement is required to have been declared effective in accordance with the Registration Rights Agreement, and a registration statement permitting the Holder to resell the Warrant Shares subject to such exercise is not then effective or the prospectus forming a part thereof is not then available to the Holder for the resale of such Warrant Shares, then the Holder may notify the Company in a form of election to purchase of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
A = the average of the closing prices for the five trading days immediately prior to (but not including) the Exercise Date.
B = the Exercise Price.

        For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

        Upon such surrender of Warrants and payment of the Exercise Price the Company shall promptly issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in SECTION 14; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of SECTION 13 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in SECTION 14. Such certificate or certificates shall be deemed to have been issued to the holder of record of such Warrant Shares as of the applicable Exercise Date.

        If by the third business day after an Exercise Date the Company fails to deliver the required number of Warrant Shares in the manner set forth above, then the Holder will have the right to rescind such exercise.

        If by the third business day after an Exercise Date the Company fails to deliver the required number of Warrant Shares in the manner required above, and if after such third business day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the

Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

        The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

        The Warrants shall be exercisable, at the election of the Holders, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued pursuant to the provisions of this Section. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company. Such canceled Warrant Certificates shall then be disposed of by the Company.

        SECTION 6.    Mandatory Exercise.    Subject to the provisions of this Section 6, if at any time following the issuance of the Warrant Certificates: (i) the VWAP (as defined below) of the Common Stock for each of 20 consecutive trading days is greater than $3.50 (subject to adjustments due to stock splits, recapitalizations or similar events), (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holders as selling stockholders thereunder (and the prospectus thereunder is available for use by the Holders as to all Warrant Shares) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holders and the transfer agent for the Common Stock, during the entire 20 trading day period referenced in (i) above through the expiration of the Call Date as set forth in the Company's notice pursuant to this Section (the "Call Condition Period"), and (iii) the Company shall have complied in all material respects with its obligations under this Warrant Agreement and the Financing Documents and the Common Stock shall at all times be listed or quoted on a the Nasdaq National Market or Nasdaq SmallCap Market, then, subject to the conditions set forth in this Section, the Company may, in its sole discretion, elect to require the exercise of all (but not less than all) of the then unexercised portion of the Warrants, on the date that is the 10th day after written notice thereof (a "Call Notice") is received by the Holders (the "Call Date") at the address last shown on the records of the Company for the Holders or given by Holders to the Company for the purpose of notice; provided, that the conditions to giving such notice must be in effect at all times during the Call Condition Period or any such Call Notice shall be null and void. The Company agrees that, if and to the extent Section 15 hereof would restrict the ability of a Holder to exercise its Warrants in the event of a delivery of a Call Notice, then notwithstanding anything to the contrary set forth in the Call Notice, the Call Notice shall be deemed automatically amended as to such Holder to apply only to such portion of its Warrants as may be exercised by such Holder by the Call Date in accordance with such Section. A Holder will promptly (and, in any event, prior to the Call Date) notify the Company in writing following receipt of a Call Notice if Section 15 would restrict its exercise of Warrants, specifying therein the number of Warrant Shares so restricted. The Company covenants and agrees that it will honor all Exercise Notices tendered through 5:00 p.m. (Pacific time) on the Call Date. "VWAP" means on any particular trading day or for any particular period, the volume weighted average trading price per share of Common Stock on such date or for such period as reported by the Bloomberg L.P., by any successor performing similar functions.

        Upon such surrender of Warrants and payment of the Exercise Price the Company shall promptly issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in SECTION 14.

        SECTION 7.    Registration Rights.    The Company shall register the Warrant Shares for resale under the Securities Act of 1933, as amended, pursuant to the terms and conditions of that certain Registration Rights Agreement dated even date herewith by and among the Company, the Holder and the other "Purchasers" named therein.

        SECTION 8.    Payment of Taxes.    Issuance and delivery of certificates for shares of Common Stock upon exercise of a Warrant Certificate shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        SECTION 9.    Mutilated or Missing Warrant Certificates.    In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

        SECTION 10.    Reservation of Warrant Shares.    The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

        The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose.

        Before taking any action which would cause an adjustment pursuant to SECTION 12 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

        SECTION 11.    Obtaining Stock Exchange Listings.    The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

        SECTION 12.    Adjustment of Exercise Price and Number of Warrant Shares Issuable.    The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this SECTION 12 but subject in all events to the Company receiving approval from its stockholders in accordance with Nasdaq rules to issue more than 20% of the its stock in connection with the transactions in the Purchase Agreement (including this Warrant Agreement). For purposes of this SECTION 12, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

        (a)   Adjustment for Change in Capital Stock.

        If the Company:

          (1)   pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2)   subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3)   combines its outstanding shares of Common Stock into a smaller number of shares;

          (4)   makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (5)   issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

        The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

        If after an adjustment a Holder upon exercise may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

        Such adjustment shall be made successively whenever any event listed above shall occur.

        (b)   Adjustment for Rights Issue.

        If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

O + N × P
E' = E ×	M
O + N

where:

        E' = the adjusted Exercise Price.

        E = the current Exercise Price.

        O = the number of shares of Common Stock outstanding on the record date.

        N = the number of additional shares of Common Stock offered.

        P = the offering price per share of the additional shares.

        M = the current market price per share of Common Stock on the record date.

        The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If, at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

        This subsection (b) does not apply to any of the transactions described in subsection (a) of this Section.

        (c)   Adjustment for Other Distributions.

        If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

E' = E ×	M - F
M

where:

        E' = the adjusted Exercise Price.

        E = the current Exercise Price.

        M = the current market price per share of Common Stock on the record date mentioned below.

        F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

        The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

        This subsection (c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this subsection does not apply to any transaction in subsection (a) or rights, options or warrants referred to in subsection (b) of this SECTION 12.

        (d)   Adjustment for Common Stock Issue.

        If the Company issues shares of Common Stock for a consideration per share less than the Exercise Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

P
E' = E ×	O + M
A

where:

        E' = the adjusted Exercise Price.

        E = the then current Exercise Price.

        O = the number of shares outstanding immediately prior to the issuance of such additional shares.

        P = the aggregate consideration received for the issuance of such additional shares.

        M = the current market price per share on the date of issuance of such additional shares.

        A = the number of shares outstanding immediately after the issuance of such additional shares.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        This subsection (d) does not apply to:

          (1)   any of the transactions described in subsections (a), (b) or (c) of this SECTION 12,

          (2)   the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

          (3)   Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby are issued pursuant to new plans (or amendments to existing plans) authorized after the date of this Warrant Agreement),

          (4)   Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,

          (5)   Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

          (6)   Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting or

          (7)   Common Stock issued in a bona fide private placement (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Trustee, shall exceed 25%).

        (e)   Adjustment for Convertible Securities Issue.

        If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this SECTION 12) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

P
E' = E ×	O + M
O + D

where:

        E' = the adjusted Exercise Price.

        E = the then current Exercise Price.

        O = the number of shares outstanding immediately prior to the issuance of such securities.

        P = the aggregate consideration received for the issuance of such securities.

        M = the current market price per share on the date of issuance of such securities.

        D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

        This subsection (e) does not apply to:

          (1)   any of the transaction referred to in subsection (a), (b), (c) or (d) of this SECTION 12.

          (2)   convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

          (3)   convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting or

          (4)   convertible securities issued in a bona fide private placement (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution, shall exceed 25% of the then current market price).

        (f)    Current Market Price.

        In subsections (b), (c), (d) and (e) of this SECTION 12 the current market price per share of Common Stock on any date shall be the fair market value per Warrant Share which shall mean (i) if the Common Stock is in the over-the-counter market and not in The Nasdaq National Market nor on any national securities exchange, the average of the per share closing price on the 10 consecutive trading days immediately preceding the date in question, as reported by The Nasdaq Small Cap Market (or an equivalent generally accepted reporting service if quotations are not reported on The Nasdaq Small Cap Market), or (ii) if the Common Stock is traded in The Nasdaq National Market or on a national securities exchange, the average for the 10 consecutive trading days immediately preceding the date in question of the daily per share closing prices in The Nasdaq National Market or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Common Stock is not reported by The Nasdaq Small Cap Market, the applicable closing price referred to in said clause shall be the last sale price as reported on the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. or, if not reported thereon, as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, and, if such securities are not so reported, shall be the price of a share of Common Stock determined by the Company's Board of Directors in good faith. The closing price referred to in clauses (i) and (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in any case in The Nasdaq Small Cap Market (or the equivalent generally accepted reporting service if quotations are not reported on The Nasdaq Small Cap Market), The Nasdaq National Market or on the national securities exchange on which the Common Stock is then listed in accordance with SECTION 11 of this Agreement.

        (g)   Consideration Received.

        For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this SECTION 10, the following shall apply:

          (1)   in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (2)   in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution, a copy of which shall be mailed to each holder; and

          (3)   in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

        (h)   When De Minimis Adjustment May Be Deferred.

        No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

        (i)    All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

        (j)    When No Adjustment Required.

        No adjustment need be made for a transaction referred to in subsections (b) or (c) of this SECTION 12 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

        No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

        No adjustment need be made for a change in the par value or no par value of the Common Stock.

        To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

        (k)   Notice of Adjustment.

        Whenever the Exercise Price is adjusted, the Company shall provide the notices required by SECTION 14 hereof.

        (l)    Voluntary Reduction.

        The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock and in no event may any such reduction apply to less than all of the Warrants then outstanding.

        Whenever the Exercise Price is reduced, the Company shall mail to Holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

        A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of this Section 12.

        (m)  Notice of Certain Transactions.

        If the Company:

          (1)   takes any action that would require an adjustment in the Exercise Price pursuant to this SECTION 12 and if the Company does not arrange for Warrant holders to participate pursuant to subsection (i) of this SECTION 12;

          (2)   takes any action that would require a supplemental Warrant Agreement pursuant to subsection (m) of this SECTION 12; or

          (3)   liquidates or dissolves,

then the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 20 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

        (n)   Reorganization of Company.

        If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after such transaction if the holder had exercised the Warrant immediately before the effective date of such transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement. In the event the surviving company to any such transaction does not have a class of securities registered for and trading on the New York Stock Exchange, American Stock Exchange, Nasdaq Stock Market or OTC Bulletin Board, then, at the option of each Holder, such Holder may require that the Company, as a condition precedent to consummating any such transaction, redeem the remaining portion of such Holder's Warrant for an amount in cash equal to the Black Scholes value of such Warrant.

        If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an Affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

        If this subsection (l) applies, subsections (a), (b), (c), (d) and (e) of this SECTION 12 do not apply.

        (o)   When Issuance or Payment May Be Deferred.

        In any case in which this SECTION 12 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to SECTION 13; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

        (p)   Adjustment in Number of Shares.

        Upon each adjustment of the Exercise Price pursuant to this SECTION 12, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

N' = N ×	E
E'

where:

        N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

        N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

        E' = the adjusted Exercise Price.

        E = the Exercise Price prior to adjustment.

        (q)   Form of Warrants.

        Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

        (r)   Any determination that the Company or its Board of Directors must make pursuant to this SECTION 12 is conclusive (absent manifest error) if made reasonably and in good faith.

        SECTION 13.    Fractional Interests.    The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this SECTION 13, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

        SECTION 14.    Notices to Warrant Holders.    Upon any adjustment of the Exercise Price pursuant to SECTION 12, the Company shall promptly thereafter (i) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this SECTION 14.

        In case:

          (a)   the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b)   the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of SECTION 12 hereof); or

          (c)   of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d)   of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e)   the Company proposes to take any action (other than actions of the character described in Section 10(a)) which would require an adjustment of the Exercise Price pursuant to SECTION 12; then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this SECTION 14 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

        Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

        SECTION 15.    Limitations on Exercise.    Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of a Warrant Certificate (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 12 of this Warrant. This restriction may not be waived, but will expire automatically on the 65th day prior to the Expiration Date.

        SECTION 16.    Notices to Company.    Any notice or demand authorized by this Agreement to be given or made by the Company or by a Holder to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company), or by facsimile, as follows:

  IMCOR Pharmaceutical Co.
  6175 Lusk Boulevard
  San Diego, CA 92121
  858-410-5602
  Attention: Taffy J. Williams, Ph.D., President

  With copy to (other than for Exercise Notices)

  Theodore W. Grippo, Esq.
  Grippo & Elden, LLC
  227 West Monroe Street, Suite 3600
  Chicago, IL 60606
  312-558-1195

        In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Transfer Agent.

        SECTION 17.    Supplements and Amendments.    The Company and the Warrant holders may from time to time supplement or amend this Agreement with the approval of not less than the Holders of at least a majority of all then remaining Warrants.

        SECTION 18.    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

        SECTION 19.    Termination.    This Agreement shall terminate at 5:00 p.m., Pacific time on the Expiration Date, or such earlier date on which all Warrants have been exercised and the Company shall have complied with its obligations as to such exercises.

        SECTION 20.    Governing Law; Jurisdiction and Venue.    This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State, provided, however, that if, as a result of the Company's incorporation in the State of Nevada the corporate laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

        SECTION 21.    Transferability and Nonnegotiability of Warrant.    The Warrants may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee. Subject to compliance with such laws, title to the Warrants may be transferred by endorsement (by the Holder executing an Assignment Form reasonably acceptable to the Company) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

        SECTION 22.    Exchange of Warrant Upon a Transfer.    On surrender of the Warrant Certificate for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Agreement with respect to compliance with applicable securities laws and with the limitations on assignments and transfers and contained in SECTION 21, the Company at its expense shall issue to or on the order of the Holder a new Warrant Certificate of like tenor, in the name of the Holder or as the Holder may direct, for the number of shares issuable upon exercise hereof.

        SECTION 23.    Compliance with Securities Laws.    The Holder agrees that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the federal or any state securities laws. Prior to any proposed transfer of this Warrant, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder shall be entitled to transfer this Warrant in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each Warrant transferred as above provided shall bear the legend set forth at the beginning of the form Warrant Certificates annexed hereto as Annex A and B, as the case may be.

        SECTION 24.    Benefits of This Agreement.    Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Holder and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Holder and the registered holders of the Warrant Certificates.

        SECTION 25.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Signature page follows.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

IMCOR Pharmaceutical Co.
By:

Taffy J. Williams, Ph.D., President
By:

Brooks Boveroux, Secretary
[PURCHASER]
By:

Name:
Title:

Annex A

[Form of Warrant Certificate]

        NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

EXERCISABLE ON OR BEFORE                        , 2009

No.	Warrants

Warrant Certificate

IMCOR PHARMACEUTICAL CO.

        This Warrant Certificate certifies that [PURCHASER] or registered assigns ("Holder"), is the registered holder of Warrants expiring                        , 2009 (the "Warrants") to purchase Common Stock, par value $0.001 per share (the "Common Stock"), of IMCOR PHARMACEUTICAL CO., a Nevada corporation (the "Company"). Each Warrant entitles the Holder upon exercise to receive from the Company at any time from the date hereof and on or before 5:00 p.m. Pacific Time on                        , 2009 (the "Expiration Date"), one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $1.00 per share payable in accordance with that certain Warrant Agreement dated as of                        , 2004 (the "Warrant Agreement") between the Company and the original Holder of this Warrant Certificate upon surrender of this Warrant Certificate and payment of the Exercise Price, in accordance with the terms and conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

        No Warrant may be exercised after 5:00 p.m., Pacific Time on the Expiration Date, and to the extent not exercised by such time such Warrants shall become void.

        This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York, provided, however, that if, as a result of the Company's incorporation in the State of Nevada the corporate laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date entitling the Holder on exercise to receive shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation

Annex A-1

of rights, obligations, duties and immunities thereunder of the Company, the Holder and the Holders. A copy of the Warrant Agreement may be obtained by the Holder upon written request to the Company.

        Warrants may be exercised at any time on or before the Expiration Date. The Holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon completed and executed, together with payment of the Exercise Price in accordance with the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

        Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

        Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

        The Company may deem and treat the registered Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the Holder hereunder, and for all other purposes, and the Company shall not be affected by any notice to the contrary other than as delivered by or on behalf of the Holder. Neither the Warrants nor this Warrant Certificate entitles the Holder hereof to any rights of a stockholder of the Company.

        IN WITNESS WHEREOF, IMCOR Pharmaceutical Co. has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated: , 2004
IMCOR PHARMACEUTICAL CO.
By:
Name: Taffy J. Williams, Ph.D.
Title: President
By:
Name: Brooks Boveroux
Title: Secretary

Annex A-2

[EXERCISE NOTICE]

        The undersigned hereby elects to exercise the right, represented by this Warrant Certificate, to receive            shares of Common Stock and herewith and tenders payment for such shares in cash, by certified or official bank check payable or through the use of the cashless exercise provisions of the Warrant Agreement relating to this Exercise Notice, in accordance with the Warrant Agreement.

        The undersigned requests that a certificate for such shares be registered in the name of                        , whose address is                                                 and that such shares be delivered to                        whose address is                                                 . If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of                        , whose address is                        and that such Warrant Certificate be delivered to                         , whose address is              .

Dated:
Signature:

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

Annex A-3

Exhibit C

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made and entered into as of this 14th day of April, 2004 by and among IMCOR Pharmaceutical Co., a Nevada corporation (the "Company"), and the "Purchasers" named in that certain Securities Purchase Agreement, of even date herewith, by and among the Company and the Purchasers (the "Purchase Agreement").

        The parties hereby agree as follows:

1.    Certain Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

          "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

          "Closing Price" as of any date means (a) the closing bid price of one share of Common Stock as reported on The Nasdaq SmallCap Market ("Nasdaq") or other national securites exchange or OTC bulletin board on which the Company's shares may be quoted or listed on such date, (b) if no closing bid price is available, the average of the high bid and the low asked price quoted on Nasdaq on such date, or (c) if the shares of Common Stock are not then quoted on Nasdaq, the value of one share of Common Stock on such date as shall be determined in good faith by the Board of Directors of the Company and the Purchasers, provided, that if the Board of Directors of the Company and the Purchasers are unable to agree upon the value of a share of Common Stock pursuant to this subpart (c), the Company and the Purchasers shall jointly select an appraiser who is experienced in such matters to determine the Closing Price. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne one-half by the Company and one-half by the Purchasers.

          "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

          "Holder" or "Holders" shall mean the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Purchasers" shall mean the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Purchaser who is a subsequent Holder.

          "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

          "Registrable Securities" shall mean the shares of Common Stock issued or issuable (i) to the Purchasers pursuant to the Purchase Agreement, (ii) upon exercise of the Warrants issued or issuable to the Purchasers pursuant to the Purchase Agreement, and (iii) upon exercise of compensation warrants issued or issuable to the placement agents identified in the Disclosure

  Schedule to the Purchase Agreement, and any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Holder pursuant to Rule 144(k).

          "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          "SEC" means the U.S. Securities and Exchange Commission.

          "Warrants" means those warrants issued or issuable pursuant to the terms and conditions of those certain Warrant Agreements dated even date with the Purchase Agreement entered into pursuant to the Purchase Agreement.

          "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.    Registration.

        (a)    Registration Statements.    Not later than the first to occur of (i) the 30th day following the Second Closing and (ii) the 15th day following termination of the obligations to complete the Second Closing in accordance with the Purchase Agreement, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 covering the resale of all Registrable Securities. The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The "Selling Stockholders" and "Plan of Distribution" sections of the Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, shall be provided in accordance with Section 3(c) to the Holders prior to its filing or other submission. Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register Registrable Securities for resale, but in no event more than 20 days after such date, the Company shall file a Registration Statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be declared effective as soon as possible thereafter, but in any event by the 90th day following the date on which the Company becomes eligible to utilize Form S-3 for the registration of the resale of its securities by selling stockholders.

        (b)    Expenses.    The Company will pay all expenses associated with each registration hereunder, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees and the Purchasers' reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of Holder' counsel, and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

        (c)    Effectiveness.

            (i)  The Company shall use its reasonable best efforts to have the Registration Statement declared effective as soon as possible, but in any event by the "Effectiveness Date" defined below for such Registration Statement. "Effectiveness Date" for the initial Registration Statement required hereunder means the first to occur of (a) the 60th day following the Second Closing (or 90th day after the Second Closing if the filed Registration Statement is reviewed and commented upon by the SEC), (b) the 60th day following termination of the obligations to complete the Second Closing in accordance with the Purchase Agreement (or 90th day after such event if the filed Registration Statement is reviewed and commented upon by the SEC), and (c) the fifth Business Day following the date on which the Company is notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comments. If a Registration Statement covering all Registrable Securities is not declared effective by the SEC by the Effectiveness Date, then the Company will, in addition to all other rights of the Holders hereunder and under applicable law, as partial liquidated damages and not as a penalty, make payments to each Purchaser in accordance with Section 2(e) hereof.

           (ii)  For not more than twenty-five (25) consecutive days or for a total of not more than forty (40) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time would be, in the good faith opinion of the Company, materially detrimental to the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. Liquidated damages set forth in Section 2(e) will be due and payable notwithstanding any Allowed Delays hereunder.

        (d)    Underwritten Offering.    If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Holders holding a majority of the Registrable Securities.

        (e)    Liquidated Damages.    If: (i) a Registration Statement is not timely filed in accordance with Section 2(a) hereof (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(c) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not timely declared effective by the SEC in accordance with Section 2(c) hereof, or (iii) after the date upon which the Registration Statement is declared effective by the SEC, without regard for the reason thereunder or efforts therefore and without regard to any Allowed Delays, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the time when such Registrable Securities have ceased to be "Registrable Securities" in accordance with the definition of Registrable Securities for more than an aggregate of 20 Business Days (which need not be consecutive) (any such failure or breach being referred to as an "Event," and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 Business Day-period is exceeded, being referred to as "Event Date"), then, in addition to any other rights available to the Holders under this Agreement or under applicable law, on each such Event Date, and each monthly anniversary thereof, the Company shall issue to each Holder an amount in freely tradeable shares of validly issued, fully paid and non-assessable shares of Common Stock (which shall become Registrable Shares), as liquidated damages and not as a penalty, equal to 2% of the aggregate investment amount paid by such

Holder pursuant to the Purchase Agreement (valued at the Closing Price). The partial liquidated damages pursuant to this Section shall apply on a pro rata basis for any portion of a month prior to the cure of an Event, other with respect to the first Event Date (for which the entire partial liquidated damages for that month will be due in full on the initial Event Date).

3.    Company Obligations.    The Company will effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a)   use its reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective until such time as the Registrable Securities covered thereby are no longer "Registrable Securities" under the definition thereof;

          (b)   prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) hereof and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

          (c)   provide copies to and permit each Holder to review the "Selling Stockholders" and "Plan of Distribution" sections of each Registration Statement and any risk factor that addresses specifically this transaction or the Selling Stockholders under the Registration Statement and all amendments and supplements thereto, no fewer than five (5) Business Days prior to their filing with the SEC and not, without the consent of such Holder, file any Registration Statement that contains disclosure regarding a Holder that differs in any material respect with the disclosure set forth in the Selling Holder Questionnaire (as hereinafter defined) provided by such Holder for use in such Registration Statement;

          (d)   furnish to the Holders (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment or believes might constitute material and non-public information concerning the Company), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;

          (e)   in the event of an underwritten offering hereunder wherein the Company selects an underwriter, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

          (f)    if required by the underwriter, or if any Holder is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (including any Holder deemed to be an underwriter), (i) (A) in the case of an underwritten offering, an opinion, dated as of the closing date of the sale of Registrable Securities to the underwriters, from legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Holders participating in such underwritten offering or (B) in the case of an "at the market" offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Holders, from legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in a public offering, addressed to the Holders, and (ii) a letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including any Holder deemed to be an underwriter);

          (g)   use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (h)   prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

          (i)    use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (j)    immediately notify the Holders, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the Holders of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (k)   otherwise comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, use its reasonable best efforts to take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this section 3(k), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

4.    Obligations of the Holders.

          (a)   Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire"). The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any partial liquidated or other damages under Section 2(e) hereof to a Holder who fails to furnish to the Company a completed Selling Holder Questionnaire at least two (2) Business Days prior to the date a Registration Statement is required to be filed in accordance with the requirements set forth in Section 2(a).

          (b)   Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

          (c)   Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (d)   Each Holder agrees that, upon receipt of any notice from the Company of either (A) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (B) the happening of an event pursuant to Section 3(j) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

          (e)   No Holder may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Holder shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Holders shall be several and not joint and limited in the case of any Holder, to the proceeds received by such Holder from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 5(a) hereof.

5.    Indemnification.

        (a)    Indemnification by the Company.    The Company will indemnify and hold harmless each Holder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

        (b)    Indemnification by the Holders.    Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, and successors and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        (c)    Conduct of Indemnification Proceedings.    Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such separate counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

        (d)    Contribution.    If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

6.    Miscellaneous.

        (a)    Remedies.    In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

        (b)    No Piggyback on Registrations.    Except as and to the extent specified in the Disclosure Schedule to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement hereunder other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

        (c)    Piggy-Back Registrations.    If at any time while a Registration Statement is required to be effective hereunder there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than with respect to the Company's registration to Dr. Gerald Wolf as described in the Disclosure Schedule or any registration statement on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

        (e)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this section, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder or Holders (as applicable) of no less than a majority in interest of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

        (f)    Notices.    All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement or, with respect to a Holder, to such other address as provided in writing by a Holder to the Company.

        (g)    Assignments and Transfers by Holders.    The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

        (h)    Assignments and Transfers by the Company.    This Agreement may not be assigned by the Company (whether by operation of law or otherwise), provided, however, that the Company must assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation.

        (i)    Benefits of the Agreement.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Other than with respect to indemnified parties hereunder who are not parties to this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        (j)    Counterparts; Faxes.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

        (k)    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        (l)    Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

        (m)    Further Assurances.    The parties hereto shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

        (n)    Entire Agreement.    This Agreement and the Purchase Agreement (and the Exhibits and Schedules annexed thereto) are intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement (and the Exhibits and Schedules annexed thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

        (o)    Governing Law; Consent to Jurisdiction.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, employees or agents) may be commenced non-exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan, (the "New York Courts"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney's reasonable fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

        (p)    Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

        (q)    Independent Nature of Holders Obligations and Rights.    The obligations of each Holder hereunder is several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

Signature pages follow.

        IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Company:
IMCOR Pharmaceutical Co.
By:
Name:	Taffy J. Williams, Ph.D.
Title:	President and Chief Executive Officer

        IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PURCHASER:
By:
Name:
Title:

Annex A

Plan of Distribution

        The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

  •
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

  •
  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

  •
  a combination of any such methods of sale; and

  •
  any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

        The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

        Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a

Annex A-1

donee or pledge intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

        The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder's business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

        The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

        The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. If the Selling Stockholders use this prospectus for any sale of the Common Stock, they will be subject to the prospectus delivery requirements of the Securities Act.

Annex A-2

Annex B

Selling Securityholder Notice and Questionnaire

        The undersigned beneficial owner of common stock (the "Common Stock"), of IMCOR Pharmaceutical Co. (the "Company") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "SEC") a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April    , 2004 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

        The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.
	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.    Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

Annex B-1

3.    Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount of Registrable Securities beneficially owned:

4.    Broker-Dealer Status:

(a)	Are you a broker-dealer?
Yes / / No / /
Note:	If yes, the SEC's staff has indicated that you should be identified as an underwriter in the Registration Statement.
(b)	Are you an affiliate of a broker-dealer?
Yes / / No / /
(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes / / No / /
Note:	If no, the SEC's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.    Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.    Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

        The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

Annex B-2

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

        IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

Annex B-3

Exhibit D

VOTING AGREEMENT

        THIS VOTING AGREEMENT ("Agreement") is entered into as of April 7, 2004 by and among

  •
  IMCOR Pharmaceutical Co., a Nevada corporation (the "Company"),

  •
  Robert J. Weinstein, M.D. (individually and as General Partner of the W.F. Investment Enterprises Limited Partnership, as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust) ("Weinstein"),

  •
  Stuart P. Levine (individually and as General Partner of SL Investment Enterprises, L.P. and as President of the Stuart and Sherri Levine Family Foundation, Inc.) ("Levine"),

  •
  Tannebaum, LLC, a Delaware limited liability company ("TLLC"),

  •
  Mi3 L.P., a Delaware limited partnership ("Mi3"),

  •
  Oxford BioScience Partners IV L.P., a Delaware limited partnership ("Oxford"), and

  •
  MRNA Fund II L.P. ("MRNA").

Weinstein, Levine, TLLC, Mi3, Oxford and MRNA are sometimes collectively referred to herein as the "Stockholders."

        WHEREAS, the Company intends to issue more than 20% of its outstanding shares of common stock, $.001 par value per share (the "Common Stock"), in connection with the Company's proposed sale of up to $15,000,000 of its Common Stock and warrants to purchase its Common Stock to certain accredited investors (the "Financing Transaction").

        WHEREAS, the shares of Common Stock, together with all other capital stock or securities of the Company, whether authorized or outstanding as of the date hereof or at any time hereafter, are collectively referred to as the "Shares."

        WHEREAS, the Company intends to hold one or more annual or special meetings of its stockholders to adopt, approve and ratify the transactions in connection with the Financing Transaction, and the Stockholders desire to indicate their agreement to vote all Shares they now own in favor of the Financing Transaction, as hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties hereby agree as follows.

        1.    Voting Agreement.

        (a)   The agreement in this Section 1 shall be deemed to constitute a voting agreement among the Stockholders pursuant to Section 78.365(3) of the Nevada General Corporation Law. As used in this Agreement, the definition and determination of a "Beneficial Owner" or "Beneficial Ownership" shall be governed by Regulation 13d-3 under the Securities Exchange Act of 1934, as amended.

        (b)   At any annual meeting or special meeting of the stockholders of the Company, and at any other time at which stockholders of the Company will have the right to or will vote for or render consent in writing, then and in each event, each Stockholder hereby agrees to take all necessary and appropriate actions to cause all Shares he or it Beneficially Owns at the time of such vote or consent (whether now owned or hereafter acquired) to:

              i.  Be represented in person or by proxy at any such meeting or in any such written consent and to cause a quorum to be present in any such event; and

             ii.  Be voted to adopt, approve and ratify (A) the issuance of more than 20% of the Company's outstanding Shares in the Financing Transaction, and (B) the execution, delivery and performance of documents relating to the Financing Transaction by the Company and the performance and consummation of the transactions contemplated therein.

        2.    No Transfers.    Until after the stockholders have voted upon the matters described in Section 1(b)(ii), none of the Stockholders shall sell, assign, transfer, grant an option to or for, pledge, hypothecate, mortgage, encumber or dispose of the Beneficial Ownership of all or any of his or its Shares except in compliance with the Voting, Drag-Along and Right of First Refusal Agreement among the parties hereto dated as of November 12, 2002, in which case the transferee of such Shares shall be obligated as set forth in Section 1(b) with regard to the Shares received from the Stockholder.

        3.    Legend on Certificate.    Each certificate representing Shares covered by this Agreement is subject to and shall bear the restrictive legend set forth below:

  The stock evidenced by this certificate is subject to a Voting Agreement dated as of April    , 2004, as amended from time to time. Copies of the Voting Agreement may be obtained from the Secretary of the Company at no cost by written request of the holder of record of this certificate.

        4.    Stockholder Holdings.    As of the date of this Agreement, each party hereto represents and warrants as to himself or itself only that he or it is the record and beneficial owners of the following Shares: (i) Weinstein owns 1,314,663 Shares; (ii) Levine owns 1,277,388 Shares; (iii) TLLC owns 2,344,957 Shares; (iv) Mi3 owns 462,963 Shares; (v) Oxford owns 6,417,097 Shares; (vi) MRNA owns 64,385 Shares; and (vii) the other stockholders own approximately 9,660,023 Shares. Therefore, the Stockholders hold approximately 55.2% of the Shares prior to the closing of the Financing Transaction.

        5.    General Provisions.

        (a)   Each of the parties hereto agrees that he or it will do (or cause to be done) any act or thing and will execute (or cause to be executed) any and all instruments necessary and/or proper to make effective the provisions of this Agreement. Each Stockholder represents and warrants to, and agrees with, each other party hereto that (i) any transferee holding Shares over which such Stockholder remains the Beneficial Owner shall execute and deliver a counterpart of this Agreement and shall be bound by the provisions hereof as if such transferee was an original party hereto; and (ii) such Stockholder shall provide each other party hereto true and complete information concerning the Beneficial Ownership of Shares in the hands of transferees. The parties are executing this Agreement in all applicable individual and representative capacities (including as attorney-in-fact or joint tenant, and as stockholder, officer, director, trustee, member, general partner or limited partner of any entity which Beneficially Owns Common Stock of the Company attributable to that party). This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, heirs and legatees.

        (b)   Each of the parties hereto acknowledge that the execution, delivery and performance of this Agreement is a material inducement to the Purchasers willingness to enter into the Financing Transaction and that each of the parties to this Agreement has been provided with a copy of the Securities Purchase Agreement, the Warrant Agreements, the Registration Rights Agreement and the other agreements, documents and instruments contemplated thereby.

        (c)   The section headings in this Agreement are inserted for convenience of reference only, and shall not affect the construction or interpretation of this Agreement.

        (d)   The failure at any time to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provisions and shall not affect the right of any party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

        (e)   This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to conflict of laws principles thereof, except to the extent the Nevada General Corporation Law govern portions hereof.

        (f)    It is acknowledged that it will be impossible to measure the damages that would be suffered by any party if another party fails to comply with the provisions of this Agreement and that in the event of any such failure, the non-defaulting party will not have an adequate remedy at law. The non-defaulting party (including the Company) shall, therefore, be entitled to obtain specific performance of any defaulting party's obligations hereunder and to obtain immediate injunctive relief. The defaulting party shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the non-defaulting party has an adequate remedy at law.

        (g)   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and shall be enforceable against the party executing the same, and all of which together shall constitute a single Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

        (h)   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be invalid by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect and the provision held invalid shall be modified to the extent necessary to be valid and shall be enforced as modified.

        (i)    Any notice to be served under this Agreement shall be in writing and shall be deemed to be delivered or given upon receipt if delivered personally, by overnight courier or by telecopier, or two days after mailing by registered mail, return receipt requested, addressed to such Stockholder's address on file in the stock records of the Company, or to such other place as a party may specify in writing, delivered in accordance with the provisions of this subsection.

        (j)    This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subject hereof, and supersedes any prior agreement or understanding, written or oral, with respect to such subject matter. This Agreement may not be amended until after the Shares have been voted in accordance with Section 1 above. No party shall be liable or bound by any representations, warranties or agreements, or any other information or materials previously delivered, whether written or oral, regarding such subject matter.

[Next Page is Signature Page.]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

IMCOR Pharmaceutical Co.
By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D., President

/s/  ROBERT J. WEINSTEIN
Robert J. Weinstein, M.D.,
individually and as General Partner of the W.F. Investment Enterprises Limited Partnership, as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust
/s/ STUART LEVINE Stuart Levine, individually and as General Partner of SL Investment Enterprises, L.P. and as President of the Stuart and Sherri Levine Family Foundation, Inc.
Tannebaum, LLC
	By:	Tannebaum Ventures, LLC, its Manager
	By:	/s/ LOUIS D. WILLIAMS
	Its:	Sole Manager
Mi3 L.P.
	By:	MI3 Services L.L.C., its General Partner
	By:	/s/ WILLIAM D. MCPHEE William D. McPhee, President
Oxford Bioscience Partners IV L.P.
	By:	OBP Management IV L.P.
	By:	/s/ JONATHAN FLEMING Jonathan J. Fleming—General Partner
MRNA Fund II L.P.
	By:	OBP Management IV L.P.
	By:	/s/ JONATHAN FLEMING Jonathan J. Fleming—General Partner

AMENDMENT NO. 1 TO VOTING AGREEMENT

        THIS AMENDMENT NO. 1 (this "Amendment") to the Voting Agreement dated as of April 7, 2004 (the "Agreement") is entered into as of April 19, 2004 by and among

  •
  IMCOR Pharmaceutical Co., a Nevada corporation (the "Company"),

  •
  Robert J. Weinstein, M.D. (individually and as General Partner of the W.F. Investment Enterprises Limited Partnership, as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust) ("Weinstein"),

  •
  Stuart P. Levine (individually and as General Partner of SL Investment Enterprises, L.P. and as President of the Stuart and Sherri Levine Family Foundation, Inc.) ("Levine"),

  •
  Tannebaum, LLC, a Delaware limited liability company ("TLLC"),

  •
  Mi3 L.P., a Delaware limited partnership ("Mi3"),

  •
  Oxford BioScience Partners IV L.P., a Delaware limited partnership ("Oxford"), and

  •
  MRNA Fund II L.P. ("MRNA").

Weinstein, Levine, TLLC, Mi3, Oxford and MRNA are sometimes collectively referred to herein as the "Stockholders."

        WHEREAS, the Stockholders desire to clarify that the definition of "Financing Transaction" as set forth in the Agreement is intended to include: the Company's issuance of more than 20% of its outstanding shares of common stock, $.001 par value per share (the "Common Stock"), in connection with the Company's proposed sale of up to $15,000,000 of its Common Stock and warrants to purchase its Common Stock to certain accredited investors, the issuance of an additional 3,000,000 shares of Common Stock at $0.75 per share (without warrants), the issuance of shares of Common Stock upon the conversion of the outstanding principal and interest under the Company's secured promissory notes held by Oxford, MRNA and Mi3 at the conversion price of $0.75 per share, and the issuance to the Company's co-placement agents of warrants to purchase up to an aggregate of 1,600,000 shares of Common Stock.

        NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties hereby agree as follows.

        6.    Amendment to Definition.    The definition of "Financing Transaction" set forth in the Agreement is hereby amended and restated in its entirety to mean as follows:

  "Financing Transaction" shall mean the Company's issuance of more than 20% of its outstanding shares of common stock, $.001 par value per share (the "Common Stock"), in connection with the Company's proposed sale of up to $15,000,000 of its Common Stock and warrants to purchase its Common Stock to certain accredited investors, the issuance of an additional 3,000,000 shares of Common Stock at $0.75 per share (without warrants), the issuance of shares of Common Stock upon the conversion of the outstanding principal and interest under the Company's secured promissory notes held by Oxford, MRNA and Mi3 at the conversion price of $0.75 per share, and the issuance to the Company's co-placement agents of warrants to purchase up to an aggregate of 1,600,000 shares of Common Stock.

        7.    Agreement.    In all other respects the Agreement shall remain unchanged.

[Next Page is Signature Page.]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

IMCOR Pharmaceutical Co.
By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D., President

/s/  ROBERT J. WEINSTEIN
Robert J. Weinstein, M.D.,
individually and as General Partner of the W.F. Investment Enterprises Limited Partnership, as Director of the Robert and Lois Weinstein Family Foundation, Inc. and as Trustee of the Robert and Lois Weinstein Joint Revocable Trust
/s/ STUART LEVINE Stuart Levine, individually and as General Partner of SL Investment Enterprises, L.P. and as President of the Stuart and Sherri Levine Family Foundation, Inc.
Tannebaum, LLC
	By:	Tannebaum Ventures, LLC, its Manager
	By:	/s/ LOUIS D. WILLIAMS
	Its:	Sole Manager
Mi3 L.P.
	By:	MI3 Services L.L.C., its General Partner
	By:	/s/ WILLIAM D. MCPHEE William D. McPhee, President
Oxford Bioscience Partners IV L.P.
	By:	OBP Management IV L.P.
	By:	/s/ MICHAEL LYTTON Michael Lytton—General Partner
MRNA Fund II L.P.
	By:	OBP Management IV L.P.
	By:	/s/ MICHAEL LYTTON Michael Lytton—General Partner

Exhibit E

IMCOR Pharmaceutical Co.

2000 LONG TERM INCENTIVE COMPENSATION PLAN

1.     ESTABLISHMENT, OBJECTIVES AND DURATION.

  a.
  ESTABLISHMENT OF THE PLAN. IMCOR Pharmaceutical Co. hereby amends and restates its incentive compensation plan to be known as the "IMCOR Pharmaceutical Co. 2000 Long Term Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock.

  b.
  OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through the use of incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

  c.
  DURATION OF THE PLAN. The Plan shall become effective as of the date it is approved by the stockholders of IMCOR Pharmaceutical Co. (the "Effective Date"). The Plan shall remain in effect, subject to the right of the Board of Directors or the Committee to amend or terminate the Plan at any time pursuant to Section 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after May 17, 2010.

2.     DEFINITIONS.

        Whenever used in the Plan, the following terms shall have the meanings set forth below:

  a.
  "AFFILIATE" means a "parent corporation" or "subsidiary corporation" as defined in Section 424 of the Code.

  b.
  "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock.

  c.
  "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

  d.
  "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  e.
  "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

  f.
  "CAUSE" shall be determined by the Committee, exercising good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

  i.
  The willful and continued failure by the Participant to substantially perform his duties (other than any such failure resulting from the Participant's Disability) after a written demand for substantial performance is delivered by the Committee to the Participant that identifies in reasonable detail the manner in which the Committee believes that the

      Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within 30 calendar days of receiving such notice; or

    ii.
    The Participant's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony; or

    iii.
    Any breach by a Participant of any written agreement with the Company, including any agreement concerning a Participant's employment, non-competition or confidentiality of Company proprietary information; or

    iv.
    The willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company, as determined by the Committee; or

    v.
    Any act or omission entitling the Company or any Subsidiary to terminate a Participant's employment for cause as defined in any applicable agreement between the Participant and the Company or such Subsidiary (which contractual provisions hereby supercede the standards in clauses (i) through (iv) above to the extent inconsistent).

  g.
  "CHANGE IN CONTROL" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

  i.
  The acquisition by any Person of Beneficial Ownership of 50% or more of either (1) the then outstanding shares of Common Stock of the Company, or (2) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of Control: (A) any acquisition directly from the Company through a public offering of shares of Common Stock of the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below;

  ii.
  The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a Director following the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

  iii.
  The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding shares of Common Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Common Stock and the outstanding voting securities of the Company, as the case may be; (2) no party (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50%; or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed before the Business Combination; and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination; or

    iv.
    The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  h.
  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

  i.
  "COMMITTEE" means the Compensation Committee of the Board, as specified in Section 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

  j.
  "COMPANY" means IMCOR Pharmaceutical Co., a Nevada corporation, and also means any corporation of which a majority of the voting capital stock is owned directly or indirectly by Photogen Technologies Inc. or by any of its Subsidiaries, and any other corporation designated by the Committee as being a Company hereunder (but only during the period of such ownership or designation).

  k.
  "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

  l.
  "DISABILITY", as applied to a Participant, means that the Participant (a) has established to the satisfaction of the Committee that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code), and (b) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

  m.
  "ELIGIBLE PERSON" shall mean all Employees, Directors or consultants of the Company or any Affiliate; provided, however, that no Award may be granted to anyone who is not an "employee" as that term is defined in General Instruction A.(1)(a) of Form S-8, as such definition may be amended from time to time, without first receiving advice and guidance from the Company's outside counsel as to the effect of such grant.

  n.
  "EMPLOYEE" means any officer or employee of the Company.

  o.
  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  p.
  "FAIR MARKET VALUE" Except as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is

    not traded on The New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system, including the over-the-counter bulletin board) (the "Composite Tape"), on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable) as of the date specified by the Committee (and if no date is specified, then on the date of the meeting of the Committee at which the award was granted).

  q.
  "IMMEDIATE FAMILY MEMBERS" means the spouse, children and grandchildren of a Participant.

  r.
  "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Section 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

  s.
  "INSIDER" shall mean an individual who is, on the relevant date, a Director, a 10% Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or an officer of the Company, as defined under Section 16 of the Exchange Act and as determined by the Board of Directors from time to time.

  t.
  "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

  u.
  "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

  v.
  "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

  w.
  "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

  x.
  "PARTICIPANT" means an Eligible Person who has outstanding an Award granted under the Plan.

  y.
  "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares of Restricted Stock are subject to a substantial risk of forfeiture, as provided in Section 7 herein.

  z.
  "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

  aa.
  "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 7 herein.

  bb.
  "RETIREMENT" as applied to a Participant, means the Participant's termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any applicable retirement plan maintained by the Company (the "Retirement Plan"), under the successor or replacement of such Retirement Plan if it is then no longer in effect, or under any other retirement plan maintained or adopted by the Company which is determined by the Committee to be the functional equivalent of such Retirement Plan; or, with respect to a Participant who may not or has not participated in a retirement plan or if there is no such retirement plan maintained by the Company or an Affiliate, "Retirement" shall have the meaning determined by the Committee from time to time.

  cc.
  "SHARES" means Common Stock of IMCOR Pharmaceutical Co., par value $.001 per share.

  dd.
  "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

3.     ADMINISTRATION.

  a.
  THE COMMITTEE. The Plan shall be administered by the Committee, or by any other committee appointed by the Board, which Committee shall consist solely of two or more "Nonemployee Directors" within the meaning of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

  b.
  AUTHORITY OF THE COMMITTEE. Except as limited by law and subject to the provisions herein, the Committee shall have full power in its discretion to select Eligible Persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards (including vesting periods and restrictions); prescribe the form of, construe and interpret any agreement or instrument entered into under the Plan as they apply to Participants; construe and interpret the terms and conditions of this Plan; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Participants; alter, amend, suspend or terminate the Plan in whole or in part; and (subject to the provisions of Section 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

  c.
  DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

  d.
  COSTS OF PLAN. The costs and expenses incurred in the operation and administration of the Plan shall be borne by the Company.

  e.
  INDEMNIFICATION. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, to the fullest extent permitted by the Nevada General Corporation Law. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. In addition, a member of the Committee, in the performance of any act (or in refraining from taking any action) in connection with the Plan, shall not be liable to the Company, its stockholders, Employees, Participants or any person when relying in good faith upon the records of the Company or upon such information or statements presented to the Company by any of its officers, employees or other persons as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

4.     SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS.

  a.
  NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4(b) herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 12,000,000. Shares issued upon exercise of Options or Awards of Restricted Stock under the Plan may be either authorized but unissued Shares or Shares re-acquired by the Company. If, on or prior to the termination of the Plan, an Award granted thereunder expires or is terminated for any reason without having been exercised or vested in full, the unpurchased or unvested Shares covered thereby will again become available for the grant of Awards under the Plan. Shares of Common Stock covered by Options surrendered in connection with the exercise of other Options shall not be deemed to have been exercised and shall again become available for the grant of awards under the Plan.

  b.
  ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4(a), in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4(a), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

5.     ELIGIBILITY AND PARTICIPATION.

  a.
  ELIGIBILITY. All Eligible Persons are eligible to participate in this Plan.

  b.
  ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time in its discretion select Eligible Persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

  c.
  PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, grant Awards that are wholly contingent on the attainment of performance goals established by the Committee from time to time. The performance goals may relate to one or more of the following performance measures, as determined by the Committee for each applicable performance period: (i) return to stockholders, (ii) cash flow, (iii) return on equity, (iv) Company created income (for example, income due to Company initiated cost reductions or productivity improvements), (v) sales growth, (vi) earnings and earnings growth, (vii) return on assets, (viii) stock price, (ix) earnings per share, (x) market share, (xi) customer satisfaction, and (xii) attaining regulatory approvals or other regulatory benchmarks. Any such performance goals and the applicable performance measures will be determined by the Committee at the time of grant and reflected in an Award Agreement. The number or value of performance-based stock Awards that will be paid out to any Participant at the end of the applicable performance period, which may be one year or longer as determined by the Committee, will depend on the extent to which the Company attains the established performance goals. Awards intended to be performance-based stock Awards shall be subject to such restrictions and conditions as may be required under Code Section 162(m) to be performance-based compensation thereunder.

6.     STOCK OPTIONS.

  a.
  GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

  b.
  AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine, which need not be uniform for all Participants. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

  c.
  PROVISIONS FOR NQSOs. Each Stock Option intended to be a Non-Qualified Stock Option shall be subject to the terms and conditions which the Committee determines to be appropriate, subject to the following minimum standards for any such Non-Qualified Stock Option:

  i.
  The option price (per share) of the Shares covered by each Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the par value per share of Common Stock.

  ii.
  Each Award Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Stock Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

  iii.
  Exercise of any Stock Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Committee providing, among other things, that:

  (1)
  The Participant's or the Participant's estate, heirs and representatives right to sell the Shares may be restricted; and

  (2)
  The Participant or the Participant's estate, heirs and representatives may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

  d.
  PROVISIONS FOR ISOs. Each Stock Option intended to be an Incentive Stock Option shall be issued only to an Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Committee determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

  i.
  The Incentive Stock Option shall meet the minimum standards required of Non-Qualified Stock Options, as described in Section 6(c) except clause (i) thereunder.

  ii.
  Immediately before the Incentive Stock Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

  (1)
  Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Incentive Stock Option.

      (2)
      More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the option price per share of the Shares covered by each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

    iii.
    For Participants who own:

    (1)
    Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Award Agreement may provide;

    (2)
    More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Incentive Stock Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Award Agreement may provide.

    iv.
    The Award Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other Incentive Stock Option plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422(d) of the Code.

    v.
    No Incentive Stock Options shall be granted after the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of this Plan by the shareholders of the Company.

    vi.
    Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired shares by exercising the Incentive Stock Option. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

  e.
  PAYMENT. Options granted under this Section 6 shall be exercised in accordance with the applicable Award Agreement by the delivery of a proper notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised. No shares of Common Stock shall be issued on the exercise of an Option unless the Option Price is paid for in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Committee. In addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Option holder may deliver with his exercise notice irrevocable instructions to a broker to promptly deliver to the Company an amount of sale or loan proceeds sufficient to pay the exercise price. As soon as practicable after receipt of proper notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

  f.
  RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any state securities laws applicable to such Shares.

  g.
  TERMINATION OF EMPLOYMENT. Each Option, to the extent it has not been previously exercised, shall terminate upon the earliest to occur of: (1) the expiration of the Option period set forth in the Award Agreement; (2) for ISOs, the expiration of three months following the Participant's Retirement (following the Participant's Retirement, NQSOs shall terminate upon the expiration of the Option period set forth in the Option Award Agreement); (3) the expiration of 12 months following the Participant's death or Disability; (4) immediately upon termination for Cause; (5) the expiration of 90 days following the Participant's termination of employment for any reason other than Cause, Change in Control, death, Disability, or Retirement; or (6) at such other time or times and on such conditions provided for in the Award Agreement. Upon a termination of employment related to a Change in Control, Options shall be treated in the manner set forth in Section 10.

  h.
  NONTRANSFERABILITY OF OPTIONS.

  i.
  INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

  ii.
  NONQUALIFIED STOCK OPTIONS. The Committee may, in its discretion, authorize all or a portion of NQSOs granted to a Participant to be on terms which permit transfer by such Participant to (1) Immediate Family Members, (2) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (3) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Award Agreement pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (C) subsequent transfers of transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in this Section 6(h). Notwithstanding the foregoing, should the Committee provide that Options granted be transferable, the Company by such action incurs no obligation to notify or otherwise provide notice to a transferee of early termination of the Option. In the event of a transfer, as set forth above, the original Participant is and will remain subject to and responsible for any applicable withholding taxes upon the exercise of such Options.

7.     RESTRICTED STOCK.

  a.
  GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Without limiting the generality of the foregoing, Restricted Shares may be granted in connection with payouts under other compensation programs of the Company.

  b.
  RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

  c.
  TRANSFERABILITY. Except as provided in this Section 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

  d.
  OTHER RESTRICTIONS. Subject to the Plan, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives, time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws. At the discretion of the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction, subject to applicable securities laws.

  e.
  VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

  f.
  DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Committee establishes. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

  g.
  TERMINATION OF EMPLOYMENT. Upon a Participant's death, Disability, or Retirement, all Restricted Shares shall vest immediately. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company in all other circumstances. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

8.     BENEFICIARY DESIGNATION.

        A Participant under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Secretary of the Company. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such Participant or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of Section 6, any unterminated and unexpired Option granted to such Participant to the same extent that the Participant himself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more Shares than the Participant could have purchased thereunder on the date his employment by, or other relationship with, the Company and its Subsidiaries was terminated.

9.     RIGHTS OF ELIGIBLE PERSONS AND PARTICIPANTS.

        Nothing in this Plan or any Award Agreement shall be deemed to: prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant; prevent a Participant from terminating his or her own employment, consultancy or director status; give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time; confer on any person any right to be selected as a Participant.

10.   CHANGE IN CONTROL.

  a.
  TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

  i.
  Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; and

  ii.
  Any restriction periods and restrictions imposed on Shares of Restricted Stock shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 5(c) herein shall be determined in the manner set forth in Section 7(d) herein.

  b.
  TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Section 10 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

11.   AMENDMENT, MODIFICATION, AND TERMINATION.

  a.
  AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 10(b) herein, the Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, except that, without approval of the stockholders of the Company, no such revision or amendment shall increase the number of shares available for grants of ISOs under the Plan or alter the class of participants in the Plan. Notwithstanding the foregoing, neither the Company nor the Board or Committee on its behalf may cancel outstanding Awards and issue substitute Awards in replacement thereof or reduce the exercise price of any outstanding Options without stockholder approval.

  b.
  ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  c.
  AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

12.   WITHHOLDING.

  a.
  TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

  b.
  SHARE WITHHOLDING. To the extent provided by the Committee, a Participant may elect to have any distribution to be made under this Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

13.   SUCCESSORS.

        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise.

14.   LEGAL CONSTRUCTION.

  a.
  GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular; and, the singular shall include the plural.

  b.
  SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the illegal or invalid provision shall be modified to the extent necessary to be legal and valid and shall be enforced as modified.

  c.
  REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  d.
  SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  e.
  GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Nevada.

15.   RIGHTS AS A SHAREHOLDER.

        No Participant to whom an Award has been granted shall have rights as a shareholder with respect to any Shares covered by such Award, except after due exercise of the Award and tender of the full purchase price for any Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant. Nothing in this Plan shall affect a Participant's employment or other engagement by the Company, including the Company's right to terminate such employment or engagement.

16.   PURCHASE FOR INVESTMENT.

  a.
  Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933 (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the person(s) who exercise such Option shall represent and warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares. The person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

  The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under state securities laws to the extent applicable. The shares may not be sold, offered for sale, or otherwise transferred in the absence of an effective registration statement under said Act (and any registration or qualification as may be required under such state laws) or an opinion of counsel satisfactory to the company and its counsel that such registration or qualification is not required.

  b.
  The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

Exhibit F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-KSB

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Fiscal Year Ended December 31, 2003
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Transition Period From to

Commission File No. 0-23553

IMCOR PHARMACEUTICAL CO.
(Exact name of Registrant as specified in its Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

62-1742885
(I.R.S. Employer Identification No.)

6175 LUSK BOULEVARD
SAN DIEGO, CA 92121
(Address of principal executive offices) (Zip Code)

(858) 410-5601
(Registrant's telephone number, including area code)

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: common stock, par value $.001 per share

        Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☐

        The issuer's revenues for its most recent fiscal year: $0

        The approximate aggregate market value of voting and non-voting common stock held by non-affiliates computed as of March 30, 2004, based upon the last sale price of the common stock reported on the Nasdaq SmallCap Market was approximately $8,483,000. For purposes of this calculation only, the registrant has assumed that its directors and executive officers, and any person known to the issuer to hold 10% or more of the outstanding common stock, are affiliates.

        The number of shares outstanding of each of the registrant's classes of common stock, as of March 30, 2004 was 21,541,476.

Documents Incorporated by Reference

        Portions of the registrant's proxy statement to be filed with the Securities and Exchange Commission in connection with its 2004 Annual Meeting are incorporated into Part III of this Report.

PART I

        IMCOR Pharmaceutical Co. and its 80.1% owned affiliate, Sentigen, Ltd., are collectively referred to as "IMCOR," the "company," "we," or "us." Portions of the discussion in this Form 10-KSB contain forward-looking statements and are subject to the "Risk Factors" described below in Item 1. On February 5, 2004, shareholders of the company approved a change in the company's name from Photogen Technologies, Inc. to IMCOR Pharmanceutical Co.

        In November, 2002, we effected a one-for-four reverse split of our common stock and split off our therapeutic line of business. Unless otherwise indicated, all data (including historical numbers) in this Form 10-KSB reflect the impact of the reverse split and the split off of our therapeutic line of business.

ITEM 1. DESCRIPTION OF BUSINESS.

INTRODUCTION

        We are an emerging, development-stage specialty pharmaceutical company focused on developing and marketing medical imaging pharmaceutical products. We have one FDA approved product, Imagent® (perflexane lipid microspheres), an ultrasound imaging contrast agent that we acquired in June 2003, and two additional contrast agents in development for use in computed tomography (CT) and x-ray imaging with potential applications (1) as a blood pool agent, to diagnose diseased tissue in the cardiovascular system and other organs, which we call PH-50, and (2) to diagnose cancer metastasizing into the lymphatic system, which we call N1177. The product designations PH-50 and N1177 refer to the same chemical entity. We established the two names to distinguish commercialization rights between cardiovascular imaging (and all other indications) (PH-50) to which we retain rights, and the field of lymphography (N1177), which we licensed to our joint venture (Sentigen, Ltd.) with affiliates of Elan. On February 5, 2004, we changed our name to IMCOR Pharmaceutical Co., reflecting the changed nature of our business to imaging pharmaceuticals.

        In December 2001, we announced positive preclinical results of PH-50. Based on these studies, the extensive preclinical toxicology and other study work, including the product's use in approximately 65 patients for lymphography, we shifted the strategic research direction of IMCOR to focus on the cardiovascular and lymphography applications. We accomplished this shift in focus also by splitting off our therapeutic line of business, and, in June 2003 acquiring the medical imaging business (the "Imagent business") of Alliance Pharmaceutical Corp. ("Alliance") led by Imagent® (perflexane lipid microspheres), an FDA approved diagnostic imaging agent.

        For the two years up to the time of our acquisition of the Imagent business, substantially all of our research and development efforts were focused on the preclinical testing of PH-50. During that period, we operated with a very small staff and conducted substantially all of our research activities through contracts with academic institutions and contract research laboratories. In addition, we had conducted research and development activities on the development of certain therapeutic photodynamic therapy applications (namely a product we called PH-10 for the treatment of certain dermatological conditions) and the development of a medical laser. These operations were split off to our founding scientists as of November 12, 2002 and have been recorded as discontinued operations in our financial statements.

        PH-50 and N1177 are still in early stages of development. Of these products, based on the availability of capital, we intend to focus our research efforts first on the continued development of PH-50 and secondly, N1177.

        Pharmaceutical imaging agents are used with echocardiography, computed tomography ("CT"), nuclear medicine and magnetic resonance imaging ("MRI") equipment in order to increase the diagnostic capabilities of these techniques. By enhancing the contrast between different types of tissues, these intravenously administered contrast agents provide critical anatomical and disease state information that is not obtainable using the equipment alone. There are numerous potential

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applications for a contrast agent used in imaging parts or all of the cardiovascular system as well as other organs. Our products have the potential to enhance a physician's ability to diagnose certain cardiovascular abnormalities and the spread of cancer in the lymphatic system.

        IMCOR is based in San Diego, California. We have approximately 30 full time employees and a 53,000 square foot cGMP (current Good Manufacturing Practices) manufacturing facility at our San Diego location. Our personnel have expertise in sales, marketing and manufacturing, clinical development, clinical trial design and regulatory approval processes. We also work closely with consultants experienced in drug development and regulatory requirements.

Our History

        In May, 1997, IMCOR Pharmaceutical Co. (formerly known as Photogen Technologies, Inc., which was then known as M T Financial Group, Inc. ("M T Financial")), acquired Photogen, Inc. through a subsidiary merger. As a result, Photogen, Inc. became a wholly-owned subsidiary of M T Financial and then M T Financial changed its name to Photogen Technologies, Inc. (then subsequequently on February 5, 2004 to IMCOR Pharmaceutical Co.). In November, 2002, we effected the split off of Photogen, Inc. and substantially all of the assets and all of the liabilities related to our therapeutic line of business, including a compound known as PH-10, to our five founding stockholders (Drs. Wachter, Dees, Fisher and Scott and Mr. Smolik, who are collectively referred to as the "Tennessee Stockholders") in exchange for and in cancellation of all of their stock in IMCOR (then known as Photogen Technologies, Inc. (5,137,109 shares)). At that time, we also sold $9.0 million of our common stock to a group of institutional investors at a price of $1.08 per share and effected a one-for-four reverse split of our common stock. In this offering, we received $6,500,000 in cash and converted Tannebaum, LLC's $2,500,000 credit facility into 2,314,815 shares of common stock at $1.08 per share. In December, 2002 and the beginning of January, 2003, we sold an additional approximately $3.0 million of our common stock at $1.08 per share to certain institutional investors and accredited individual investors. See "Corporate Restructuring" below.

Available Information

        Our website (www.imcorpharma.com) is under development and at this time you cannot obtain copies of our SEC filings on our website; however, you can obtain, free of charge, a copy of our filed annual reports on Form 10-K or 10-KSB, our quarterly reports on Form 10-Q or 10-QSB, our current reports on Form 8-K, and any amendments to those reports, our proxy statements and information statements, by sending a request for those documents to our corporate secretary, Brooks Boveroux, at 6175 Lusk Boulevard, San Diego, CA 92121 or by calling (858) 410-5601. Our filings are also available to the public from the SEC's website at (www.sec.gov) or at the SEC's Public Reference Rooms in Washington D.C., New York, NY and Chicago, IL. The Public Reference Room in Washington, D.C. is located at 450 Fifth Street N.W. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.

TECHNOLOGY

        On June 18, 2003, we acquired assets, including Purchased Technology, related to the diagnostic imaging business, including Imagent, an FDA-approved product, of Alliance. Imagent is an intravenous contrast agent for use with ultrasound imaging equipment to improve visualization of blood vessels for better diagnosis of disease and assessment of organ function. Imagent consists of perfluorochemical-based "microbubbles" that are highly echogenic (reflect ultrasound signals strongly) in the bloodstream, thereby significantly enhancing ultrasound images. We also entered into a number of agreements related to that acquisition. Included in the purchase were an FDA-approved manufacturing facility, the marketing, manufacturing and supporting infrastructure for the product and an intellectual property portfolio of approximately thirty patents in the area of ultrasound imaging.

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        Imagent has been approved for marketing by the FDA for use in patients with sub optimal echocardiograms to opacify the left ventricle and thereby improve visualization of the main pumping chamber of the heart, and to improve delineation of the endocardial borders of the heart. As a result, ultrasound with Imagent may better distinguish normal and abnormal heart structure and function—two critical indicators of cardiac health. Echocardiography is the most widely used imaging modality for the diagnosis of heart disease, the leading cause of death in the U.S. The attractiveness of the ultrasound imaging market potential together with the acquisition of an approved product and an extensive intellectual property portfolio were fundamental reasons for the acquisition and primary determinants of the purchase price of approximately $16,572,000. We will manufacture Imagent at our facility in San Diego and plan to market Imagent through a sales relationship with units of Cardinal Health. We are currently seeking additional capital to operate the Imagent business and to continue our development programs.

        In 1999, we entered into an exclusive license for a group of proprietary materials, the lead compound of which was known as WN67722. At that time, the product was being developed only for the field of lymphography. We now call this product N1177 (for use in the field of lymphography) or PH-50 (when referring to cardiovascular and all other indications). The product designations PH-50 and N1177 refer to the same chemical compound. These materials are very small particles designed to travel through the circulatory or lymphatic system (depending on how they are administered) and are called "nanoparticulates." The compound is covered by patents and patent applications filed in the U.S. and elsewhere. As part of the initial acquisition of this product we also acquired patented methods for performing minimally invasive lymphography using x-ray, CT or MRI.

Cardiac and vascular imaging

        According to 1998 statistics of the National Heart, Lung, and Blood Institute, ischemic heart disease is the leading cause of death in the U.S., accounting for one of every five deaths. The American Heart Association (www.americanheart.org) estimates that approximately 1.1 million Americans suffer a myocardial infarction ("MI") annually, and over 40 percent will not survive the event. Atherosclerotic coronary artery disease ("CAD") is the underlying cause of most ischemic cardiac events and can result in MI, congestive heart failure, cardiac arrhythmias and sudden cardiac death. Clinically significant CAD is uncommon in men under 40 and pre-menopausal women, but risk increases with advancing age and in the presence of risk factors such as smoking, hypertension, diabetes, high cholesterol and family history of heart disease. Angina is the most common presenting symptom of myocardial ischemia and underlying CAD, but in many persons the first evidence of CAD may be MI or sudden death. The American Heart Association estimates that 1-2 million middle-aged men have asymptomatic but physiologically significant coronary disease, also referred to as silent myocardial ischemia. Over two million angiography procedures are conducted annually in the U.S. Although mortality from heart disease has declined steadily over the past three decades in the U.S., the total burden of coronary disease is predicted to increase substantially over the next 30 years due to the increasing size of the elderly population.

Lymphography

        Lymphography is a procedure used to determine if a patient's cancer has spread to the lymph nodes. The presence or absence of cancer in the lymph nodes is an important indication of whether the disease has spread from the original tumor and the seriousness of the disease. It also provides oncologists with critical information to help determine the stage of the disease and the appropriate course of treatment.

        It is generally accepted that breast cancer and melanoma spread by way of the lymph system as do cancers of the lung, prostate and many other cancers. Clinical studies have demonstrated that patients with cervical cancer have an increased survival rate if lymph nodes with cancerous tissue are removed.

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Effective treatment of these cancers can be aided by an early assessment of the presence or absence of disease (micro-metastases) in the lymph nodes.

        Patients believed to have cancer currently are subjected to injections of blue dye or radioactive particles that track the materials to the general area of the lymph node. In some of these diseases, the location of the lymph node is difficult to access. In the case of breast cancer, oncologists may remove 15-30 underarm lymph nodes for biopsy. Additional treatment will be required if cancer is discovered. Approximately 80% of the patients diagnosed with breast cancer or melanoma who undergo these painful procedures are found to have no sign of disease in their nodes.

        The particular properties of N1177 enable it to travel through the lymph system to the lymph nodes most likely to be affected if the cancer has spread. It is recognized by the body's immune system as being a foreign body and thus is normally ingested by macrophage (cells that engulph foreign material in the body for eventual elimination). It is a particular characteristic of tumors that they contain no or a minimal number of macrophage. N1177 is not penetrated by x-rays ("radiopaque"), and thus is seen on a CT scan as white areas. Tumors within a node, as they would not have retained N1177, are seen as dark areas. The difference in contrast created by the presence or absence of the imaging agent serves as the basis to determine the presence or absence of disease. We expect that N1177 would remain in the node to allow for an effective imaging procedure with a good safety profile and acceptable clearance times. A further benefit of these minimally invasive procedures is that they could be used multiple times and therefore provide a means to monitor the results of cancer treatment and detect recurrence.

Products and Product Candidates

Imagent—FDA Approved Product

        The Imagent business of Alliance we acquired included:

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  Imagent, an FDA-approved product;

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  an FDA-approved manufacturing facility;

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  the right to hire a 45-person operating organization; and

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  a portfolio of intellectual property in imaging technology and ultrasound imaging contrast agents, including over 30 patents.

        As part of the acquisition, we also assumed a worldwide development and commercialization agreement for Imagent with Schering that was amended in February, 2002 to give Alliance exclusive rights to market the product in the U.S. until February, 2007, with Schering to be paid a nominal royalty on such sales. As part of the assumed agreement we may also obtain exclusive rights to market the product internationally in exchange for the payment of additional royalties to Schering. At the expiration of the period, we have the right to pay all of any remaining royalty obligation to Schering and thus retain all rights to the product on a worldwide basis, or alternatively, to allow Schering the opportunity to obtain co-promotion rights along with us.

        The FDA approved Imagent in May 2002 for use in imaging the heart via ultrasound (echocardiography) in patients who are difficult to image using standard non-contrast procedures due to obesity, lung disease, body habitus, or other circumstances. Follow-on indications include use for perfusion (measuring defects in the heart muscle tissues), body imaging for detection of cancer in solid organs (liver, kidney, prostate, etc.), as well as for vascular diseases (carotid arteries, peripheral veins, etc.). Additional clinical studies are planned to support routine use in both cardiology and body imaging applications. Currently, Imagent qualifies for reimbursement by the Centers for Medicare & Medicaid Services in all medical settings for cardiology.

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        We have assumed the rights and obligations of Alliance under the terms of a long-term supply agreement that Alliance had entered for the principal raw material for Imagent. Although some raw materials for Imagent are currently qualified from only one source and we have some inventory, we will attempt to acquire additional inventory of these materials and to negotiate long-term supply arrangements. Raw materials used in Imagent cannot be changed without equivalency testing of any new material by us and approval of the FDA. Our business could be materially and adversely affected if we are unable to obtain qualified raw materials on a timely basis and at a cost-effective price.

        In December 2003 we entered into a license agreement with Kyosei Pharmaceutical Co., Ltd., a unit of Sakai Group, for the development and marketing of Imagent in Japan for all radiology and cardiology indications. Terms of the agreement call for the payment to IMCOR of up to $10 million in fees and development milestone payments plus royalties on commercial sales. Kyosei will also pay IMCOR to manufacture Imagent for Kyosei's clinical and commercial requirements.

Development of PH-50

        We are developing PH-50 to extend the clinical utility of x-ray based imaging, chiefly CT. The indications we envision for PH-50 include: CT angiography (of the heart and peripheral blood vessels), assessment of whole-body disease burden of atherosclerosis, organ perfusion and cancer staging. PH-50 is a radiopaque contrast agent. When injected systemically into the circulatory system (i.e., the blood stream), it remains within the system mixing with the blood and flowing throughout the circulatory system. As the compound is radiopaque, a physician using a device such as a CT machine along with the contrast agent can create an image of the desired area. In our preclinical studies we have obtained encouraging results that have been demonstrated by imaging heart, liver and other organs with results that are comparable or superior to those obtained by currently available products. We believe that PH-50 could allow the imaging of the cardiovascular system (angiography) and other organs as a non-invasive procedure, at lower cost and with reduced risk and morbidity.

        We are completing pre-clinical studies of PH-50 for potentially significant new applications in cardiovascular imaging and have filed for additional patent protection of the use of the compound for vascular and organ imaging applications. We plan to develop PH-50 as a blood pool contrast agent for several indications. Based on considerable existing preclinical studies and human clinical experience, we believe that we can commence further clinical studies in the near future. Our initial development strategy will be to evaluate PH-50 as a contrast agent in Phase 1 studies for cardiovascular and blood pool imaging using advanced CT. We plan to conduct Phase 1 trials to assess safety and patient tolerance of PH-50 as a cardiovascular imaging agent through intravenous administration. As part of the original acquisition and our further research, we have a substantial body of safety information in both animals and humans. Pre-clinical toxicology and pharmacology data for PH-50/N1177 includes testing in multiple animal models including studies in several models utilizing intravenous administration, which is the route of administration to be utilized in the cardiovascular indications. In animal experiments, our investigators from Stanford University have shown that PH-50 can be used as an effective imaging agent to visualize cardiac structures after a single, low-dose intravenous injection/infusion. We have an open investigational new drug application ("IND") with the FDA for the product in the lymphography indication and have filed an amendment to this application for the intravenous administration of PH-50 for use as a blood pool agent.

        Scaled-up manufacturing of PH-50/N1177 is performed for us by Elan through its Nanosystems division. Nanosystems has undertaken substantial work to manufacture PH-50 in compliance with the FDA's current Good Manufacturing Procedures ("GMP") regulations and in a scalable process sufficient to support commercial quantities. Currently, Nanosystems is our sole supplier of the raw materials necessary to produce PH-50 and N1177. There can be no assurance that Nanosystems will continue to supply us with the raw materials we need on terms that are acceptable to us.

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Development of N1177

        We are developing N1177 through a joint venture with affiliates of Elan. Our goal is to demonstrate that the use of N1177 will enable physicians to precisely locate tumorous nodes by first injecting the material in the vicinity of the tumor and then taking an image using a CT device.

        Considerable preclinical testing of N1177 has been conducted in multiple animal models. The results of these studies suggest a favorable safety and efficacy profile for N1177. Phase I clinical studies to evaluate the safety of N1177 in a total of 65 patients have been completed. The results of the Phase I study involving 45 subjects indicate the safety and pharmacokinetic data are consistent with safety, pharmacokinetic and metabolic data obtained in previous nonclinical safety and disposition studies. In addition, the number of nodes visualized showed a statistically significant dose effect (an increase in the number of nodes visualized as the dose increased).

        We plan to commence Phase 2 clinical studies for detection of cancer metastasis in lymph nodes in patients with cervical cancer, subject to the availability of sufficient capital. In this patient population, studies document an increase in survival when lymph nodes containing cancer are removed. Tumor identification by CT imaging will be correlated to the results of biopsy results from patients undergoing surgery to demonstrate effectiveness in locating nodes and identifying those with cancer in them.

Sentigen Ltd.—Joint Venture with Elan Corporation

        In October, 1999, we entered into a joint venture with affiliates of Elan. The joint venture company, Sentigen Ltd., is developing N1177, a nanoparticulate agent used to image lymph nodes to detect cancer. We own 80.1 percent of Sentigen with the balance being owned by affiliates of Elan. We licensed to Sentigen certain methods and other proprietary technology for use in lymphography, and we sub-licensed to Sentigen proprietary compounds we had obtained by license from Massachusetts General Hospital and Nycomed Imaging AS. Elan, through its drug delivery division, Elan Pharmaceutical Technologies, licensed to Sentigen its NanoCrystal™ stabilized nanoparticulate formulation technology to develop the diagnostic imaging agents. Continued development of N1177 is subject to the receipt of adequate capital to finance its operations.

        To finance the initial capital requirements of Sentigen, including the licensing by Sentigen of certain technology, we sold to a unit of Elan $12,015,000 of our Series A Convertible Preferred Stock (the "Series A Preferred Stock"). For the first six years following issuance (i.e., through October 2005) Elan may exchange the Series A Preferred Stock for a number of shares of Sentigen stock that will enable Elan to increase its ownership of Sentigen up to 50 percent. Alternatively, during that period Elan may convert the Series A Preferred Stock into IMCOR common stock at a conversion price of $84.68 per share.

        As part of the joint venture agreement, Elan provided us with a $4.8 million credit facility to fund our share of the then anticipated development costs of the joint venture. On November 12, 2002, all of the then outstanding principal and interest ($3,082,487) was converted at a price of $24.00 per share into 128,437 shares of our common stock and the line of credit was cancelled.

        Our agreement with Elan provides that Elan has the right to nominate a member to our Board of Directors until October, 2004 or as long as Elan owns 10% of our common stock (Elan currently owns less than 10% of our common stock). Elan has not exercised this right with respect to our current board of directors.

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CORPORATE RESTRUCTURING—November 2002

Split Off Transaction

        From our inception, we were involved in two lines of business: diagnosis of diseased tissue and the treatment of diseased tissue. In the past, our research and development efforts followed this dual focus. We worked to develop therapies to treat cancer, pre-cancerous conditions, psoriasis and other dermatological conditions, using our proprietary multi-photon laser technologies, or using an agent called PH-10 with a variety of energy sources in a regimen called photodynamic therapy, or the activation of a substance by an energy source to achieve a therapeutic effect. We had also been developing products, N1177 and PH-50, to diagnose the spread of cancer to a patient's lymph nodes and to diagnose cardiovascular disease, respectively.

        Our pursuit of both diagnostic and therapeutic lines of businesses led to a number of challenges. We found it increasingly difficult to raise capital with such a diverse product pipeline and to concentrate our efforts on a particular application from inception through development. In order to attract capital investment and to take advantage of what we perceived to be the best market opportunities for our proposed products, we concluded that it was necessary to devote our efforts and resources to the development of our medical imaging diagnostic technologies rather than the therapeutic technologies.

        We entered into a Separation Agreement with the Tennessee Stockholders in order to enhance our ability to secure additional financing and pursue market opportunities, to enable the Tennessee Stockholders to focus on the development of therapeutic technologies arising from their inventions, and to resolve any differences of opinion with them as to how to allocate financial and management resources. We separated the therapeutic and diagnostic lines of business by first transferring substantially all assets and liabilities associated with the diagnostic business to IMCOR and retaining substantially all assets and liabilities associated with the therapeutic business in Photogen, Inc. Then, IMCOR, Photogen, Inc. and the Tennessee Stockholders engaged in a "split off" transaction in which the Tennessee Stockholders transferred all of their common stock of IMCOR to the company for redemption in exchange for all of the common stock of Photogen, Inc. The Tennessee Stockholders beneficially owned 5,137,109 shares of IMCOR (formerly known as Photogen Technologies, Inc.) common stock (approximately 52.9% of the outstanding shares), and those shares were subsequently cancelled by the company.

        Dr. Wachter, one of the Tennessee Stockholders, resigned as a director and officer of IMCOR upon the effectiveness of the split off transaction. Dr. Scott, also a Tennessee stockholder, resigned as an officer of IMCOR upon the effectiveness of the split off transaction.

Financing Transaction

        In November, 2002, we sold $9,000,000 of our common stock at a price of $1.08 per share to a group of institutional investors which included Mi3, L.P. ("Mi3"), Oxford BioScience Partners IV L.P. and MRNA Fund II L.P. (collectively, the "Institutional Investors"). In this offering, we received $6,500,000 in cash and converted Tannebaum, LLC's $2,500,000 credit facility into 2,314,815 shares of common stock at $1.08 per share. Tannebaum, LLC was at that time controlled in part by Dr. Weinstein, then one of our directors. In December, 2002, we consummated a second closing of the financing transaction and sold an additional 2,804,539 shares of our common stock at $1.08 per share for an aggregate of $3,028,902 to a group of institutional investors and individual accredited investors. The final closing of the financing took place in January, 2003 at which time we sold an additional 27,778 shares of our common stock at $1.08 per share for an aggregate of $30,000 to two individual accredited investors. As part of the financing transaction, we entered into a Registration Rights Agreement requiring us to file a registration statement with the SEC within 45 days of the closing of the financing transaction to cover the Institutional Investors' sales of the shares. The Institutional

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Investors in the financing transaction have deferred the implementation of this requirement. As part of the financing transaction, the Institutional Investors entered into a Voting, Drag-Along and Right of First Refusal Agreement ("Voting Agreement") with Dr. Weinstein, Stuart Levine (individually and as co-trustees of the Theodore Tannebaum Trust) and Tannebaum, LLC (collectively, the "Chicago Stockholders"). The Voting Agreement provides, among other things, that each of its parties will vote all shares of which it is the beneficial owner as follows:

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  To maintain the total number of directors at seven (we currently have five directors).

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  To amend our Articles of Incorporation or Bylaws in accordance with the recommendation of five of the seven directors.

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  For the election of the following directors:

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  One person nominated by Mi3;

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  One person nominated by the holders of 80% of the shares owned by the Institutional Investors;

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  One person nominated by the holders of 80% of the shares owned by the Chicago Stockholders;

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  One person appointed by our Board of Directors as the Chief Executive Officer;

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  One person nominated by Elan International Services, Ltd. ("EIS") in accordance with and subject to our October 20, 1999 Securities Purchase Agreement with EIS (EIS has not exercised this right with respect to our current board of directors); and

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  Two persons (or three if EIS's right to nominate a director expires) with industry experience in the healthcare, biotech or pharmaceutical industries, as nominated by our Board of Directors and approved by the holders of 80% of the shares beneficially owned by the Institutional Investors.

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  To maintain an Audit Committee and Compensation Committee of the Board, each with three members, and to appoint one director to serve on each Committee nominated by the holders of 80% of the shares owned by the Institutional Investors.

The Voting Agreement also provides that none of its parties will sell, transfer, pledge, grant any option for, or otherwise dispose of any of their shares of company stock except in compliance with the Voting Agreement.

        As conditions to the closing of the financing transaction:

  •
  All of our Series B Convertible Preferred Stock (the "Series B Preferred Stock") was converted into common stock at the initial closing on November 12, 2002 of the financing transaction. In exchange for this conversion we agreed that the conversion ratio of the Series B Preferred Stock would change from 1.44703 (the conversion ratio after taking into consideration all issuances of common stock before the institutional financing) to 4.25 (pre-reverse split). The result was that all of the Series B Preferred Stock was converted into a total of approximately 422,316 shares of common stock; the Series B Preferred Stock is no longer outstanding, nor is there any liquidation preference associated with the Series B Preferred Stock, and

  •
  All of the outstanding principal and accrued interest under the Elan line of credit was converted into a total of 128,437 shares of our common stock.

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Elan Agreement with the Institutional Investors

        We are parties to a joint venture with affiliates of Elan to develop lymphography technologies carried out through Sentigen, Ltd. As part of the joint venture arrangements, among other things, we issued EIS (i) 115,385 shares of our common stock and a warrant to acquire additional shares of common stock, (ii) 12,015 shares of our Series A Preferred Stock, and (iii) a convertible note in the original principal amount of $4,806,000. After issuance, the Series A Preferred Stock was transferred to Elan Pharmaceutical Investments II, Ltd. ("EPI"). The principal and interest outstanding under the promissory note ($3,082,487.30) were converted into 128,437 shares of our common stock in connection with the November, 2002 financing.

        The Certificate of Designations, Rights and Preferences (the "Certificate of Designations") of the Series A Preferred Stock provides that upon liquidation, dissolution or winding up of the company (whether voluntary or involuntary), the holder of the Series A Preferred Stock is entitled to a liquidation preference (the "Series A Liquidation Preference") of cash or other property out of funds legally available for distribution to our stockholders, before any distribution is made to the holders of common stock or other securities ranking junior to the Series A Preferred Stock. The amount of the Series A Liquidation Preference is $1,000 per share.

        One of the conditions to the closing of the November 2002 financing transaction was that the holder of our Series A Preferred Stock amend the Certificate of Designations to eliminate the Series A Liquidation Preference. As of November 12, 2002, the total Series A Liquidation Preference was $15,892,220. In consideration of eliminating the Series A Liquidation Preference, the Series A conversion price would have been lowered to $12.00 from $84.68 per share.

        Immediately before our 2002 annual meeting of stockholders, we were informed that the holder of the Series A Preferred Stock could not proceed with these amendments to the terms of the Series A Preferred Stock. To induce the Institutional Investors to proceed with the closing of the financing, on November 12, 2002, Elan entered into an agreement (the "Elan Agreement") with the Institutional Investors. The Elan Agreement provides that Elan will pay the Institutional Investors an amount in cash (or the fair market value of other property) distributed to the holder of the Series A Preferred Stock on account of the Series A Liquidation Preference that, in the absence of the Series A Liquidation Preference, would have been paid to those Institutional Investors in accordance with applicable law, up to a maximum of $16,000,000. Only the Institutional Investors are beneficiaries of the Elan Agreement. The Elan Agreement was ratified, adopted and approved by the IMCOR common stockholders on January 24, 2003. The Series A Liquidation Preference remains in effect and the conversion price for the Series A Preferred Stock is still $84.68 per share.

Amendment of the 2000 Long Term Incentive Compensation Plan

        We adopted the 2000 Long Term Incentive Compensation Plan (the "2000 Plan") at our annual meeting of stockholders held in May, 2000. As of July 15, 2002, 500,000 shares were reserved for issuance under the 2000 Plan and options covering 133,750 of these shares of common stock had been granted. Our Board of Directors believed that the availability of additional options to purchase common stock was necessary to enable us to continue to provide our key employees with equity ownership as an incentive to contribute to our success. Also, increasing the number of shares subject to the 2000 Plan was a condition to the closing of the institutional financing required by the Institutional Investors. Thus, our Compensation Committee voted to amend the 2000 Plan to increase the shares covered by the 2000 Plan by 4,068,750 shares from 500,000 to 4,568,750; and to modify the definition of "cause" in the 2000 Plan to coordinate with employment agreements. The stockholders approved the amendment of the 2000 Plan to increase the aggregate number of shares of common stock issuable under the 2000 Plan from 500,000 to 4,568,750 and approved the amendment of the definition of the term "cause" at our annual meeting of the stockholders held on October 31, 2002. In addition, the

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Compensation Committed approved a reduction in the shares reserved under our Senior Executive Long Term Incentive Compensation Plan by 250,000 shares (the total number reserved is now capped at 1,000,000 shares which was effective concurrently with the increase under the 2000 Plan).

DEVELOPMENT AND COMMERCIALIZATION STRATEGY

        Our overall strategy is to leverage our proprietary technologies and to utilize the company as a platform for the acquisition and/or licensing of technologies in related fields using our internal organization supplemented by contractual collaborations with third parties. In particular (based upon the receipt of adequate capital resources), we plan to:

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  Manufacture and, through our relationship with units of Cardinal Health, market Imagent in the United States. We expect to negotiate and, if successful, enter into relationships with third parties for the development and marketing of Imagent outside the U.S.

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  Conduct preclinical research studies of our products using third party laboratories and/or clinicians to conduct preclinical trials. We intend to use the expertise of these third party clinicians to collect data necessary to obtain IND's (an Investigational New Drug application with the FDA) required to begin human trials.

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  Utilize our clinical development team and contractual collaborative arrangements with third parties to access the skills and resources required to design, test, obtain regulatory approval and manufacture our products in development.

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  Market potential products through the use of an internal sales force or strategic or distribution collaborations as determined by the specific characteristics of each product application.

        We do not have internal marketing and sales capabilities. Our strategy is to establish contract relationships for the marketing, sales, and distribution services or use our collaborative partners to market and sell any products that we develop successfully. Currently, Imagent will be marketed and distributed in the United States through agreements with Cardinal. Various Cardinal companies will provide packaging, sales, and distribution services. To the extent that we enter into co-promotion or other licensing arrangements, any revenues received by us will be dependent on the efforts of third parties, and there can be no assurance that any such efforts will be successful. Further, there can be no assurance that we will be able to enter into future marketing relationships on acceptable terms. The termination of any marketing relationships may limit our ability to market our products, thereby materially adversely affecting our business.

        Should we have to market and sell our products directly, we would need to develop a marketing and sales force with technical expertise and distribution capability. The creation of an infrastructure to commercialize pharmaceutical products is an expensive and time-consuming process. There can be no assurance that we would be able to establish the necessary marketing and sales capabilities or be successful in gaining market acceptance for our products.

        Imagent is manufactured in San Diego at our commercial-scale facility. It is manufactured using a proprietary process to form dry, PFC vapor-containing microspheres that are reconstituted with an aqueous solution to form microbubbles just prior to use. We have a long-term supply agreement for the principal raw material for Imagent. Although some raw materials for our products are currently qualified from only one source, we attempt to acquire a substantial inventory of such materials and to negotiate long-term supply arrangements. Raw materials used in our products cannot be changed without equivalency testing of any new material by us and approval of the FDA. No assurances can be given that we can maintain long-term supplies of these materials on terms acceptable to us. Our business could be materially and adversely affected if we are unable to obtain qualified raw materials on a timely basis and at a cost-effective price.

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        Our ability to develop and manufacture any product successfully is subject to numerous contingencies and uncertainties, including certain "Risk Factors" described below. Our objectives, business strategy and product development efforts are subject to change based on numerous factors, including the results of preclinical and clinical testing, the availability of suitable collaborative relationships, the nature of competition, regulatory requirements and the availability of capital. The description of our business and business strategy contains forward-looking statements that should be read in conjunction with the "Risk Factors" described below.

PATENTS

        We are continuing to pursue patent protection for our proprietary technologies with the U.S. Patent and Trademark Office and in various foreign jurisdictions. We plan to prosecute, assert and defend our patent rights whenever appropriate. However, securing patent protection does not necessarily assure us of competitive success. See "Risk Factors—If we do not obtain and maintain patent or other protection of our core technologies (namely Imagent and PH-50 for cardiovascular imaging and N1177 for our lymphography materials and methods), we may have difficulty commercializing products using these technologies," below.

        We have several issued U.S. patents and patent applications related to Imagent. The issued patents and pending applications contain claims directed to the composition, manufacture, and use of novel stabilized microbubble compositions based on the discovery that PFC (perfluorocarbon) gases, in combination with appropriate surfactants or other non-PFC gases, can stabilize microbubbles for use in ultrasonic imaging. Foreign applications directed to the same subject matter are also granted or pending. We also have five issued U.S. patents covering the use of various contrast agents, including Imagent, in harmonic imaging.

        On June 18, 2003, we filed a complaint against Amersham Health, Inc. and two other Amersham affiliates alleging that certain Amersham products infringe on claims in our patents covering Imagent. The case is captioned as Photogen Technologies, Inc. and Alliance Pharmaceutical Corp. v. Amersham Health Inc. et. al., Civil Action No. 03CV2853(SRC), in the United States District Court for the District of New Jersey. Our complaint alleges that principally through their Optison® product, Amersham Health Inc. and related Amersham entities infringe on seven patents owned by us. We are also seeking a declaration that the claims of fourteen Amersham patents are invalid and are not infringed by our Imagent product. Alliance, the party from whom we recently acquired the Imagent product, is also a plaintiff in the suit. We are seeking damages, an injunction against Amersham, a declaratory judgment and other relief.

        Amersham filed an answer dated July 18, 2003 denying the material allegations of our claims and asserting certain affirmative defenses and counterclaims. Amersham's counterclaims against us include claims of patent infringement, breach of contract, breach of good faith and fair dealing, and tortuous interference with contract. We are studying Amersham's answer, defenses and counterclaims in consultation with our counsel.

        Intellectual property disputes are often settled through licensing arrangements that could be costly to us. In any intellectual property litigation, it is possible that licenses necessary to settle the dispute would not be available on commercially reasonable terms or that we would not be able to redesign our technologies to avoid any claimed infringement thus resulting in our inability to sell the product.

        On July 29, 2003, the European Patent Office revoked Amersham's European Patent (EP) No. 620744 with claims directed to contrast agents. We had brought the opposition proceeding against the EP '744 patent in the European Patent Office. The EP '744 is a counterpart to the patents that are the subject of our suit against Amersham in the United States described above. See "Risk Factors—We filed a suit against Amersham for patent infringement, which, if resolved unfavorably, could impede our ability to utilize our patents for Imagent," below.

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        We also own two U.S. patents related to N1177 and we currently have two patent applications pending in the U.S. and one application filed under the Patent Cooperation Treaty ("PCT") which are directed to the use of nanoparticulates including PH-50 for cardiovascular imaging and for delivery of pharmacologically active substances.

        We have an exclusive license (subject to certain limitations) from Massachusetts General Hospital and Nycomed Imaging AS for the world-wide right to make, market, distribute and sell products using (i) the subject matter covered in pending U.S. and foreign patent applications relating to the research, development, manufacture and commercialization of diagnostic imaging agents for medical location, treatment and diagnosis of tumors and other diseased tissues or other material and (ii) the patent rights related to N1177 in the research, development, manufacture and commercialization of human ethical pharmaceutical products containing the diagnostic imaging compound N1177.

        In addition, through our joint venture with affiliates of Elan, we have granted Sentigen a license of certain methods we had previously acquired from Alliance and a sublicense of our MGH/Nycomed license for use in the research, development, manufacture and commercialization of nanoparticulate x-ray, CT and/or MRI diagnostic imaging agents using radio-opaque molecules containing iodine that passively target lymph nodes involved in a diseased state following parenteral administration to a mammal to locate, diagnose and/or treat cancer and/or other diseases.

        We are continuing to pursue patent protection for our other proprietary technologies with the U.S. Patent and Trademark Office, under the Patent Cooperation Treaty and in various foreign jurisdictions.

        Aside from our issued patents, no assurance can be given that any of these applications will result in issued U.S. or foreign patents. Although patents are issued with a presumption of validity and require a challenge with a high degree of proof to establish invalidity, no assurance can be given that any issued patents would survive such a challenge and would be valid and enforceable.

        Some of our patented or licensed technology arose from research that was partially funded by the U.S. Government ("Government"). As with other entities whose research is sponsored in any manner by the Government, certain patents that we own or license are subject to Confirmatory Licenses in favor of the Government, as required by applicable federal regulations. These regulations require us or the patent owner to agree to convey to the Government, upon the Government's request, rights in the technology if we decide not to continue prosecution of the patent applications or if the patent owner does not wish to retain title to the inventions covered in the patents. The Government also retains certain "march in rights" that permit the Government to use the technology under certain circumstances, including if that action is necessary because we or the patent owner have not taken or are not expected to take effective steps to achieve practical application of the inventions; it is necessary to alleviate health or safety needs not being met by us or the patent owner; or to meet the requirements for public use specified in certain federal regulations and those requirements are not being met by us or the patent owner. We intend to prosecute patent applications and in other respects develop patents we own so that the Government will not exercise its rights under these Confirmatory Licenses.

        We also attempt to protect our proprietary products, processes and other information by relying on trade secret laws and non-disclosure and confidentiality agreements with our employees, consultants, and certain other persons who have access to such products, processes and information. The agreements affirm that all inventions conceived by employees are the exclusive property of the Company. Nevertheless, there can be no assurance that these agreements will afford significant protection against or adequate compensation for misappropriation or unauthorized disclosure of our trade secrets.

        "IMCOR" is a trademark and Imagent® is a registered trademark of IMCOR. We have filed an application for registration of the mark IMCOR in the U.S. This application is pending. All other trademarks or trade names used in this Form 10-KSB are trademarks or trade names of their respective owners.

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GOVERNMENT REGULATIONS

        All of the products we currently contemplate developing require approval by the FDA prior to sales being made within the U.S. and by comparable foreign agencies prior to sales being made outside the U.S. The FDA and comparable regulatory agencies impose substantial requirements on the manufacturing and marketing of pharmaceutical products and medical devices. These agencies and other entities extensively regulate, among other things, research and development activities and the testing, manufacturing, quality control, safety, effectiveness, labeling, storage, record keeping, approval, advertising and promotion of our proposed products. See "Risk Factors—Our proposed products are subject to extensive testing and government approval, and we may not obtain or maintain the approvals necessary to sell our proposed products," below.

        The regulatory process required by the FDA through which our products must successfully pass before they may be marketed in the U.S. generally involves the following:

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  Preclinical laboratory and animal testing;

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  Submission of an application that must become effective before clinical trials may begin;

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  Adequate and well-controlled human clinical trials to establish the safety and efficacy of the product for its intended indication; and

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  FDA approval of the application to market a given product for a given indication.

        For imaging and pharmaceutical products, preclinical tests include laboratory evaluation of the product, its chemistry, formulation and stability, as well as animal studies to assess the potential safety and efficacy of the product. Where appropriate (for example, for human disease indications for which there exist inadequate animal models), we will attempt to obtain preliminary data concerning safety and efficacy of proposed products using carefully designed human pilot studies. We will require sponsored work to be conducted in compliance with pertinent local and international regulatory requirements, including those providing for Institutional Review Board approval, national governing agency approval and patient informed consent, using protocols consistent with ethical principles stated in the Declaration of Helsinki and other internationally recognized standards. We expect any pilot studies to be conducted outside the U.S.; but if any are conducted in the U.S., they will comply with applicable FDA regulations. Data obtained through pilot studies will allow us to make more informed decisions concerning possible expansion into traditional FDA-regulated clinical trials.

        If the FDA is satisfied with the results and data from preclinical tests, it will authorize human clinical trials. Human clinical trials are typically conducted in three sequential phases, which may overlap. Each of the three phases involves testing and studying specific aspects of the effects of the pharmaceutical on human subjects, including testing for safety, dosage tolerance, side effects, absorption, metabolism, distribution, excretion and clinical efficacy.

        Data from preclinical and clinical trials are submitted to the FDA in an NDA for marketing approval and to foreign regulatory authorities under applicable requirements. Preparing an NDA or foreign application involves considerable data collection, verification, analyses and expense, and there can be no assurance that the applicable regulatory authority will accept the application or grant an approval on a timely basis, if at all. The marketing of pharmaceuticals in the U.S. may not begin without FDA approval. The approval process is affected by a number of factors, including primarily the safety and efficacy demonstrated in clinical trials and the severity of the disease. Regulatory authorities may deny an application in their sole discretion, if they determine that applicable regulatory criteria have not been satisfied or if additional testing or information is required. One of the conditions for initial marketing approval, as well as continued post-approval marketing, is that a prospective manufacturer's quality control and manufacturing procedures conform to the GMP regulations of the regulatory authority. In complying with these regulations, a manufacturer must continue to expend

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time, money and effort in the area of production, quality control and quality assurance to ensure full compliance. Manufacturing establishments, both foreign and domestic, also are subject to inspections by or under the authority of the FDA and by other federal, state, local or foreign agencies. Discovery of previously unknown problems with a product or manufacturer may result in restrictions on such product or manufacturer, including withdrawal of the product from the market.

        We have established a core clinical development team and have been working with outside regulatory consultants to assist us in developing product-specific development and approval strategies, preparing the required submittals, guiding us through the regulatory process, and providing input to the design and site selection of human clinical studies. The testing and approval process requires substantial time, effort and financial resources, and we may not obtain FDA approval on a timely basis, if at all. Success in preclinical or early-stage clinical trials does not assure success in later stage clinical trials. The FDA or the research institution sponsoring the trials may suspend clinical trials or may not permit trials to advance from one phase to another at any time on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk. Once issued, the FDA may withdraw a product approval if we do not comply with pertinent regulatory requirements and standards or if problems occur after the product reaches the market. If the FDA grants approval of a product, the approval may impose limitations, including limits on the indicated uses for which we may market a product. In addition, the FDA may require additional testing and surveillance programs to monitor the safety and/or effectiveness of approved products that have been commercialized, and the agency has the power to prevent or limit further marketing of a product based on the results of these post-marketing programs. Further, later discovery of previously unknown problems with a product may result in restrictions on the product, including its withdrawal from the market. Marketing our products abroad will require similar regulatory approvals by equivalent national authorities and is subject to similar risks.

        In the ordinary course of business, we must also comply with a variety of other federal and state governmental regulations. These regulations impose, among other things, standards of conduct, record keeping, labeling and reporting.

        Specific regulations affecting our current and proposed operations include: environmental-type discharge requirements, good laboratory practices governing animal testing, good manufacturing practices regarding the manufacture of drugs and other FDA-regulated products, animal care and use regulations, laws and regulations relating to labor, and required general business practices. We do not currently anticipate that the cost of compliance in these areas, other than obtaining FDA approval, will present a major obstacle to achieving our goals.

        Another area of regulation that will impact our business is the recent developments in health care reimbursement and delivery practices as a means to better control health care costs. See "Risk Factors—Changes in health care reimbursement policies or legislation may make it difficult for patients to use or receive reimbursement for using our products, which could reduce our revenues," below.

COMPETITION

        The industry in which we operate is intensely competitive, and subject to significant change with respect to technology for the diagnosis and treatment of disease. Existing or future pharmaceutical and device companies, government entities and universities may create developments that accomplish similar functions to our technologies in ways that are less expensive, receive faster regulatory approval or receive greater market acceptance than our potential products. We expect that competition in the ultrasound contrast imaging agent field (and for our other potential products) will be based primarily on each product's safety profile, efficacy, stability, ease of administration, breadth of approved indications, and physician, healthcare payor and patient acceptance. See "Risk Factors—The markets for imaging products are extremely competitive, and many of our competitors have greater resources

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and have products that are in more advanced stages of development than we do, which may give them a competitive advantage over us," below.

        Our competitors have, in general, been in existence for considerably longer than we have, and may have greater capital resources and access to capital; greater internal resources for activities in research and development, clinical testing and trials, production and distribution; and existing collaborative relationships with third parties. See "Risk Factors—We have to rely on third parties and collaborative relationships for the marketing, manufacturing and clinical testing of Imagent and our proposed products, and it may be difficult to implement our business development plans without these collaborations," below.

        The existing market for radiopaque contrast agents is estimated by Frost & Sullivan to be approximately $3.4 billion worldwide. The dominant uses of media, totaling 86 percent, are those employed in conjunction with CT or x-ray scans. Approximately half of the usage is in the U.S. Omnipaque®, marketed by a unit of Amersham, is believed to be the leading agent utilized in coronary angiography. Other companies marketing contrast agents include Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering) and Bracco.

        In addition to CT or x-ray scans, other modalities, such as MRI and ultrasound, are also used by physicians to image internal vasculature and organs. These modalities, including CT imaging, each have particular attributes that may make their use applicable to any particular situation.

Competition for Imagent

        There are two competitive ultrasound contrast agents approved in the U.S. for use in cardiology: Optison is sold by Amersham, and Definity is sold by Bristol-Myers Squibb Medical Imaging. Optison consists of microspheres comprised of a perfluorocarbon gas surrounded by a shell of human serum albumin (HSA). Definity is a perfluorocarbon gas in a liquid solution that also must be kept refrigerated.

        We filed a complaint against Amersham Health, Inc. and two other Amersham affiliates alleging that certain Amersham products infringe on claims in our patents covering Imagent. We also seek a declaration that our patents do not infringe on Amersham's in this area, and other relief. Alliance joined us as a plaintiff in this suit. Amersham filed an answer denying the material allegations of our claims and asserting certain counterclaims. If the suit is resolved unfavorably to us, we may have difficulty utilizing the protections of our patents for Imagent and there may be other complications that may make it difficult to implement our commercialization strategy for Imagent.

        Intellectual property disputes are often settled through licensing arrangements that could be costly to us. In any intellectual property litigation, it is possible that licenses necessary to settle the dispute would not be available on commercially reasonable terms or that we would not be able to redesign our technologies to avoid any claimed infringement thus resulting in our inability to sell the product.

        Bracco International has filed an NDA in the U.S. late in 2000 for SonoVue®, and the application is under review. The product is a dry powder of negatively charged liposomal microbubbles containing sulfur hexafluoride gas, to be reconstituted with saline prior to administration.

        POINT Biomedical was scheduled to complete a 600-patient Phase 3 myocardial perfusion study for CardioSphere at the end of 2003. CardioSphere consists of a two-layer microspheres with one layer that contains human albumin.

        Acusphere initiated a Phase 3 myocardial perfusion study in December 2003 with AI-700. The product is composed of a synthetic biodegradable polymer filled with a perfluorocarbon gas, and requires refrigeration.

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Competition for PH-50

        The existing market for radiopaque contrast agents is estimated to be approximately $3.4 billion worldwide. The dominant uses of media, totaling 86 percent, are those employed in conjunction with CT or x-ray scans. Approximately half of the usage is in the U.S. We believe that Omnipaque®, marketed by a unit of Amersham, is the leading agent utilized in coronary angiography. Other companies marketing contrast agents include Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering AG ("Schering")) and Bracco. Physicians also use other modalities, such as MRI and ultrasound, to image internal vasculature and organs. These modalities, including CT imaging, each have particular attributes that may make their use applicable to any particular situation.

Competition for N1177

        As with PH-50, N1177 will be subject to competition with other companies marketing contrast agents such as Amersham, Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering), and Bracco, and with other methods of imaging, such as MRI and ultrasound.

RISK FACTORS

        This Form 10-KSB contains (and press releases and other public statements we may issue from time to time may contain) a number of forward-looking statements regarding our business and operations. Statements in this document that are not historical facts are forward-looking statements. Such forward-looking statements include those relating to:

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  our current business and product development plans,

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  our future business and product development plans,

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  the timing and results of regulatory approval for proposed products, and

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  projected capital needs, working capital, liquidity, revenues, interest costs and income.

        Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions, and statements that may include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "should," "may," or similar expressions, or statements that imply uncertainty or involve hypothetical events.

        Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from what is currently anticipated. We make cautionary statements in certain sections of this Form 10-KSB, including under "Risk Factors." You should read these cautionary statements as being applicable to all related forward-looking statements wherever they appear in this Form 10-KSB, in the materials referred to in this Form 10-KSB, in the materials incorporated by reference into this Form 10-KSB, or in our press releases or other public statements. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Form 10-KSB or other documents incorporated by reference might not occur. No forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statement. We do not undertake any obligation to release publicly any revisions to these forward looking statements, to reflect events or circumstances after the date of this Form 10-KSB, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

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        The following are the key risk factors that may affect our future results:

We must raise additional financing in the future and our inability to do so will prevent us from continuing as a going concern and implementing our business development plan.

        Our cash and securities on hand at December 31, 2003, following expenditures incurred by our operations and the acquisition of the Imagent business, including the financing of that business pending its acquisition, was approximately $1,658,000. We have expended all this cash and are currently funding our operations through the issuance of secured promissory notes to one or more of our principal institutional investors. We will need substantial additional financing to continue operations including our manufacturing, marketing and product development programs.

        We cannot accurately estimate the amount of additional financing required to develop our products. In particular, we are currently seeking capital in one or more transactions to fund our immediate and longer-term capital needs through a private placement to accredited investors. Additional funds may not be available on acceptable terms, if at all, and existing stockholders may be diluted as a result of those offerings. The pricing of our common stock, or other securities convertible into common stock, in any such transaction may also result in an increase in the number of shares of common stock issuable upon exercise of warrants in accordance with the anti-dilution provisions in the instruments governing those securities.

        We are currently in default under obligations to pay $775,000 to creditors of Alliance Pharmaceutical Co. in connection with our acquisition of Imagent and we are in default under an equipment lease and the lessor has demanded approximately $787,000 in remaining lease payments and other fees. We also have not registered the resale of shares we issued in connection with that acquisition, which in some cases is a condition to the effectiveness of agreements to release us from any claims by the Alliance creditor.

Prior to our acquisition of the Imagent assets, we were a development stage company, we have conducted only limited studies on our products in development and we do not have any revenues from sales.

        Our company and our technologies, other than our recently acquired Imagent product, are in early stages of development. We began our business as a biopharmaceutical company in 1997. To date, we have not generated material revenues from sales or operations. We expect to generate revenue from sales of Imagent, but there can be no assurance that we will be able to generate enough revenue from such sales to be profitable for at least several years, if at all.

        The products we currently contemplate developing will require costly and time-consuming research and development, preclinical and clinical testing and regulatory approval before they can be commercially sold. We may not be able to develop our technology into marketable products or develop our technology so it is effective for diagnosis or treatment of human diseases. As a result of changing economic considerations, market, clinical or regulatory conditions, or clinical trial results, we may shift our focus or determine not to continue one or more of the projects we are currently pursuing.

We have a history of losses and we may not achieve or maintain profitability in the future or pay cash dividends.

        We have incurred losses since the beginning of our operations. As of December 31, 2003, we have incurred cumulative net losses (before dividends on preferred stock) of approximately $51,519,000. We expect our losses to increase in the future as our financial resources are used for manufacturing, marketing, research and development, preclinical and clinical testing, regulatory activities, and other related expenses. We may not be able to achieve or maintain profitability in the future. We have never declared or paid any cash dividends to stockholders and do not expect to do so in the foreseeable future.

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The markets for imaging products are extremely competitive, and many of our competitors have greater resources and have products that are in more advanced stages of development than we do, which may give them a competitive advantage over us.

        In addition to Imagent, there are currently two FDA approved ultrasound contrast agents being marketed in the U.S. for certain cardiology applications by Amersham Health, Inc. and Bristol-Myers Squibb. In addition, Bracco International has filed a New Drug Application with the FDA seeking approval to market its product. Two other companies (POINT Biomedical and Acusphere) are in advanced clinical trials for the use of ultrasound contrast agents for assessing certain organs and vascular structures. We expect that competition in the ultrasound contrast imaging field will be based primarily on each product's safety profile, efficacy, stability, ease of administration, breadth of approved indications, and physician, healthcare payer and patient acceptance. We are at the very early stages of launching the Imagent product, and we cannot predict whether it will compete successfully with these other products.

We filed a suit against Amersham for patent infringement, which, if resolved unfavorably, could impede our ability to utilize our patents for Imagent.

        We filed a complaint against Amersham Health, Inc. and two other Amersham affiliates alleging that certain Amersham products infringe on claims in our patents covering Imagent. We also seek a declaration that our patents do not infringe on Amersham's in this area, and other relief. Alliance joined us as a plaintiff in this suit. Amersham filed an answer denying the material allegations of our claims and asserting certain counterclaims. If the suit is resolved unfavorably to us, we may have difficulty utilizing the protections of our patents for Imagent and there may be other complications that may make it difficult to implement our commercialization strategy for Imagent.

        Intellectual property disputes are often settled through licensing arrangements that could be costly to us. In any intellectual property litigation, it is possible that licenses necessary to settle the dispute would not be available on commercially reasonable terms or that we would not be able to redesign our technologies to avoid any claimed infringement thus resulting in our inability to sell the product.

Our common stock could be delisted from the NASDAQ SmallCap Market, which would make trading in our common stock more difficult.

        Since November 1999, our common stock has been quoted in the Nasdaq SmallCap Market. Our shares could be delisted if we fail to meet the listing requirements of the Nasdaq SmallCap Market, which would force us to list our shares on the OTC Bulletin Board or some other quotation medium, such as pink sheets, depending upon our ability to meet the specific listing requirements of those quotation systems. As a result, an investor might find it more difficult to dispose of, or to obtain accurate price quotations for, our shares. Delisting might also reduce the visibility, liquidity and price of our common stock.

        On August 26, 2003, September 8, 2003, and January 7, 2004 we received notices from Nasdaq that we did not meet specified listing criteria. We have corrected the identified deficiencies to Nasdaq's satisfaction and Nasdaq has notified us that it has withdrawn its delisting notice subject to our meeting the shareholder meeting requirement and all other listing standards by mid-May 2004.

        If our common stock were delisted from the Nasdaq SmallCap Market and were not traded on another national securities exchange, we could become subject to penny stock regulations that impose additional sales practice disclosure and market making requirements on broker/dealers who sell or make a market in our stock. The rules of the SEC generally define "penny stock" to be common stock that has a market price of less than $5.00 per share and is not traded on a national exchange. If our stock became subject to penny stock regulations, it could adversely affect the ability and willingness of

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broker/dealers who sell or make a market in our common stock and of investors to purchase or sell our stock in the secondary market.

Our proposed products are subject to extensive testing and government approval, and we may not obtain or maintain the approvals necessary to sell our proposed products.

        Other than Imagent, none of our proposed imaging products has received the FDA's approval for commercial sales. An extensive series of clinical trials and other associated requirements must be completed before our proposed products can be approved and sold in the U.S. or other countries. Requirements for FDA approval of a product include preclinical and clinical testing for effective use and safety in animals and humans, which can be extremely costly. The time frame necessary to perform these tasks for any individual product is long and uncertain, and we may encounter problems or delays that we cannot predict at this time. Even if testing is successful, our proposed products may not demonstrate sufficient effectiveness or safety to warrant approval by the FDA or other regulatory authorities. Any regulatory approval may not cover the clinical symptoms or indications that we may seek. We must also obtain regulatory approvals comparable to those required in the U.S. to market our products in other countries.

        Other than Imagent, our proposed technologies and products generally must complete preclinical tests in animals and three phases of tests (also called clinical trials) in humans before we can market them for use. Use of our technology has been limited primarily to laboratory experiments and animal testing; only N1177 has completed Phase 1 human clinical trials. We have not yet conducted substantive studies of our compounds in development on their effectiveness on human subjects.

        Our results from early clinical trials may not predict results that we will obtain in large-scale clinical trials, as a number of companies have suffered significant setbacks in advanced clinical trials, even after promising results in early trials.

        We may not conduct additional Phase 2 or Phase 3 clinical trials for our products and such trials, if begun, may not demonstrate any efficacy or may not be completed successfully in a timely manner, if at all.

        The rate of completion of our clinical trials depends upon, among other things, the rate of patient enrollment. Patient enrollment is a function of many factors, including the size of the patient population for a particular indication, the nature of the clinical protocol under which our products will be studied, the proximity of the patient to a clinical site and the eligibility criteria for the study. Delays in planned patient enrollment may result in increased costs, regulatory filing delays, or both.

        Furthermore, we, the FDA or other regulatory authorities may alter, suspend or terminate clinical trials at any time. If we do not successfully complete clinical trials and obtain regulatory approval for a product, we will not be able to market that product.

Any products approved by the FDA are subject to postmarket requirements of the FDA.

        Our FDA approved product, Imagent, is subject to numerous postmarket requirements by regulatory authorities. We will be subject to inspection and marketing surveillance by the FDA to determine our compliance with regulatory requirements with respect to any approved products. If the FDA finds that we have failed to comply, it can institute a wide variety of enforcement actions, ranging from a public warning letter to more severe sanctions such as:

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  fines, injunctions and civil penalties;

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  recall or seizure of our products;

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  operating restrictions, partial suspension or total shutdown of production; and

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  •
  criminal prosecution.

        Any enforcement action by the FDA may also affect our ability to commercially distribute our products in the U.S.

Product liability claims could increase our costs and adversely affect our results of operations.

        The marketing and clinical testing of Imagent and our product candidates may expose us to product liability claims, and we may experience material product liability losses in the future. We maintain certain levels of product liability insurance for the use of our products, but our coverage may not continue to be available on terms acceptable to us or adequate for liabilities we actually incur. A successful claim brought against us in excess of available insurance coverage, or any claim or product recall that results in significant adverse publicity against us, may have a material adverse effect on our business and results of operations.

If we do not obtain and maintain patent or other protection of our core technologies (namely Imagent and PH-50 for cardiovascular imaging and N1177 for lymphography), we may have difficulty commercializing products using these technologies.

        Our success depends in part on our ability to obtain, assert and defend our patents, protect trade secrets and operate without infringing the intellectual property of others. Among the important risks in this area are that:

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  our patent applications may not result in issued patents. Moreover, any issued patents may not provide us with adequate protection of our intellectual property or competitive advantages, and the law on the scope of patent coverage is continually changing.

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  various countries limit the subject matter that can be patented and limit the ability of a patent owner to enforce patents in the medical field. This may limit our ability to obtain or utilize those patents internationally.

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  existing or future patents or patent applications (and the products or methods they cover) of our competitors (or others, such as research institutions or universities) may interfere, invalidate, conflict with or infringe our patents or patent applications. Similarly, the use of the methods or technologies contained in our patents, patent applications and other intellectual property may conflict with or infringe the rights of others.

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  if an advance is made that qualifies as a joint invention, the joint inventor or his or her employer may have rights in the invention.

        We will be able to protect our proprietary rights from unauthorized use by third parties only to the extent that these rights are covered by valid and enforceable patents or effectively maintained as trade secrets. We acquired an extensive patent portfolio related to Imagent as part of the acquisition of the Imagent business. We also own two patents in the U.S., and certain other patents in foreign countries including Australia, Canada, Japan and Germany that relate to methods for performing lymphography.

        Other than the patents and patent applications we acquired through the purchase of the Imagent Business, we have filed patent applications in the U.S. and under the Patent Cooperation Treaty covering a number of foreign countries. These patent applications relate to the use of nanoparticulates, including PH-50, as cardiovascular imaging agents and to deliver pharmacologically active substances for treatment of various diseases. We are also the exclusive licensee of a group of patented proprietary compounds known as "nanoparticulates," including N1177 and PH-50 from Nycomed Imaging AS. We are the exclusive licensee of U.S. and foreign patent applications from Massachusetts General Hospital which relate to diagnostic imaging agents and methods for using the diagnostic imaging agents for medical location, treatment and diagnosis of tumors and other diseased tissues.

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        Additional patents may never be issued on any of the patent applications we own or license from third parties. Furthermore, even if such patents are issued, the validity of the patents might successfully be challenged by a third party. The patents might not provide protection against competitive products or otherwise be commercially valuable, or the applications filed by others might result in patents that would be infringed by the manufacture, use or sale of our products.

        The patent position of biopharmaceutical companies involves complex legal and factual questions and therefore we cannot assure the enforceability of these patents. Litigation over patents and other intellectual property rights occurs frequently in our industry and there is a risk that we may not prevail in disputes over the ownership of intellectual property. Further, an interference proceeding with the Patent and Trademark Office may be instituted over the rights to certain inventions and there is a risk that we may not prevail in such an interference proceeding. Those disputes can be expensive and time consuming, even if we prevail. Intellectual property disputes are often settled through licensing arrangements that could be costly to us. In any intellectual property litigation, it is possible that licenses necessary to settle the dispute would not be available on commercially reasonable terms or that we would not be able to redesign our technologies to avoid any claimed infringement thus resulting in our inability to sell the product.

        Confidentiality agreements covering our intellectual property may be violated and we may not have adequate remedies for any violation. Third parties may challenge our existing patents and seek to hold them invalid or unenforceable. Also, our trade secret intellectual property may in other ways become known or be independently discovered by competitors.

        To the extent we use intellectual property through licenses or sub-licenses (as is the case for some of our lymphography technology), our rights are subject to us performing the terms of the license or sub-license agreement with third parties. Our rights are also subject to the actions of third parties we may not be able to control, such as our sub-licensor complying with the terms of its license with the patent owner and the patent owner maintaining the patent.

        Where intellectual property results from a research project supported by government funding, the government has limited rights to use the intellectual property without paying us a royalty.

We are highly dependent upon a small number of employees and consultants who provide management expertise, and it may be difficult to implement our business operations and development plans without this expertise.

        These individuals have entered into employment or consulting agreements, confidentiality and/or non-competition agreements with us. We could suffer competitive disadvantage, loss of intellectual property or other material adverse effects on our business and results of operations if any employee or consultant violates or terminates these agreements or terminates his or her association with us. Our growth and future success also depends upon the continued involvement and contribution from these individuals, as well as our ability to attract and retain highly qualified personnel now and in the future.

        We currently employ three senior executive officers: Dr. Williams (our Chief Executive Officer), Mr. Boveroux (our Chief Financial Officer) and Mr. DeFranco (our Sr. Vice President Marketing and Business Development). We also have retained consultants to advise us in regulatory affairs and product development matters. If we lost the services of our executive officers or outside consultants, we could experience a delay in the implementation of our business plan until we arranged for another individual or firm to fulfill the role.

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The raw materials for Imagent are subject to a long-term supply contract with one supplier. The raw materials necessary for the manufacture of PH-50 and N1177 are supplied by one supplier. An interruption in availability of those materials may impair our ability to market or test those products.

        We have assumed the rights and obligations of Alliance under the terms of the long-term supply agreement that Alliance has entered for the principal raw material for Imagent. Although some raw materials for Imagent are currently qualified from only one source and we have some inventory, we will attempt to acquire additional inventory of these materials and to negotiate long-term supply arrangements. Raw materials used in Imagent cannot be changed without equivalency testing of any new material by us and approval of the FDA.

        We currently rely on Nanosystems, a division of Élan, as the sole supplier of the raw nanoparticulates used to manufacture PH-50 and N1177. There can be no assurance that Nanosystems will continue to supply us with the raw materials that we need in a timely manner on conditions that are acceptable to us.

We may encounter difficulties starting or expanding our manufacturing operations.

        We are leasing a single manufacturing facility located in San Diego, California. This facility is subject to a variety of quality systems regulations, international quality standards and other regulatory requirements, including requirements for good manufacturing practices, or current good manufacturing procedures. We may encounter difficulties expanding our manufacturing operations in compliance with these regulations and standards, which also could result in a delay or termination of manufacturing or an inability to meet product demand.

        We will face risks inherent in operating a single facility for the manufacture of Imagent. At this time, we do not have alternative production plans in place or alternative facilities available should the San Diego manufacturing facility cease to function. These risks include unforeseen plant shutdowns due to personnel, equipment or other factors, and the resulting inability to meet customer orders on a timely basis.

We have to rely on third parties and collaborative relationships for the marketing, manufacturing and clinical testing of Imagent and our proposed products, and it may be difficult to implement our business development plans without these collaborations.

        We currently have an agreement for sales and marketing of Imagent by Cardinal Health, Inc. We have had and expect to continue in the future to have a variety of research agreements with universities and other research institutions to investigate specific protocols. We also contract and expect to continue to contract with research organizations and other third parties to manage clinical trials of our products. We must obtain and maintain collaborative relationships with third parties for research and development, preclinical and clinical testing, marketing and distribution of our proposed products.

        We are currently involved in a joint venture with affiliates of Élan, called Sentigen, Ltd., to develop and commercialize materials in the field of lymphography. Collaborative relationships may limit or restrict our operations or may not result in an adequate supply of necessary resources. Our collaborative partner could also pursue alternative technologies as a means of developing or marketing products for the diseases targeted by our collaborative program. If a third party we are collaborating with fails to perform under its agreement or fails to meet regulatory standards, this could delay or prematurely terminate clinical testing of our proposed products.

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Our products may not be fully accepted by physicians, laboratories and health insurance providers, which would reduce our revenue and limit our ability to raise capital.

        Our growth and success will depend upon market acceptance by physicians, laboratories and health insurance providers of our products. This requires acceptance of our products as clinically useful and cost-effective alternatives to other medical imaging methods. In addition, physicians may utilize imaging techniques other than those for which our products are being developed (such as magnetic resonance imaging (MRI)) to image internal vasculature and organs and therefore, our products may not be utilized.

Changes in health care reimbursement policies or legislation may make it difficult for patients to use or receive reimbursement for using our products, which could reduce our revenues.

        Our success will depend, in part, on the extent to which health insurers, managed care entities and similar organizations provide coverage or reimbursement for using the medical procedures we have and plan to develop. These third-party payers are increasingly challenging the price of medical procedures and services and establishing guidelines that may limit physicians' selections of innovative products and procedures. We also cannot predict the effect of any current or future legislation or regulations relating to third-party coverage or reimbursement on our business. We may not be able to achieve market acceptance of our proposed products or maintain price levels sufficient to achieve or maintain any profits on our products if adequate reimbursement coverage is not available. Failure by physicians, hospitals and other users of our products to obtain sufficient reimbursement from third-party payers for the procedures in which our products would be used or adverse changes in governmental and private third-party payers' policies toward reimbursement for such procedures would have a material adverse effect on our business.

A small group of stockholders control IMCOR, which may make it difficult for stockholders who are not in that group to influence management.

        As of December 31, 2003, a small group of stockholders control approximately 55.4% of our outstanding common stock (including shares issuable, following shareholder approval, related to the acquisition of the Imagent Business). These stockholders are also parties to a Voting, Drag-Along and Right of First Refusal Agreement (the "voting agreement") concerning the election of certain designees to the Board of Directors and certain other corporate actions. The Voting Agreement requires these stockholders to vote their shares for the election of certain individuals nominated by parties to the Voting Agreement. This concentration of ownership and control may delay or prevent a change in control of IMCOR, and may also result in a small supply of shares available for purchase in the public securities markets. These factors may affect the market and the market price for our common stock in ways that do not reflect the intrinsic value of our common stock.

The price and trading volume of our common stock fluctuates significantly, like that of many biopharmaceutical companies, which may make it difficult for us or a stockholder to sell our common stock at a suitable price and may cause dilution for existing stockholders when we issue additional shares.

        During the period from January 1, 2003 through December 31, 2003 the closing trade price of our common stock ranged from $2.73 to $0.90 per share. Daily trading volume ranged from zero shares to approximately 42,900 shares during that period.

        The market prices for securities of biopharmaceutical companies in general have been highly volatile and may continue to be highly volatile in the future. The following factors may have an impact on the price of our common stock:

  •
  Sales performance of Imagent

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  •
  Announcements by us or others regarding scientific discoveries, technological innovations, commercial products, patents or proprietary rights;

  •
  Announcements by us concerning the licensing or other transactions of our products or technologies;

  •
  Private sale of a significant block of our common stock at a price below the then current market price of our common stock and the subsequent registration and sale of those shares;

  •
  The progress of preclinical or clinical testing;

  •
  Developments or outcome of litigation concerning proprietary rights, including patents;

  •
  Changes in government regulation;

  •
  Public concern about the safety of devices or drugs;

  •
  Limited coverage by securities analysts;

  •
  The occurrence of any of the risk factors described in this section;

  •
  Sales of large blocks of stock by an individual or institution;

  •
  Changes in our financial performance from period to period, securities analysts' reports, and general market conditions; and

  •
  Economic and other external factors or a disaster or crisis.

If stockholders holding substantial amounts of our common stock should sell their stock in the public market, the price of our stock could fall and it may be more costly for us to raise capital.

        We have reserved shares of common stock for future issuance upon grants of options, or exercise or conversion of outstanding options and warrants and convertible securities. In addition, some of our shares are eligible for sale in the public market free of restriction under Rule 144 of the Securities Act. Others shares of our common stock are subject to agreements requiring us to permit the holders of the shares, under certain circumstances, to join in a public offering of our stock or to demand that we register their shares for resale. The sale of these shares could place downward pressure on the overall market price of our common stock.

        If our options and warrants are all issued and exercised, investors may experience significant dilution in the voting power of their common stock. The sale of these shares could also place downward pressure on the overall market price of our common stock.

ITEM 2. DESCRIPTION OF PROPERTY.

        We are located in San Diego, California, in a leased facility of approximately 53,000 square feet. At this facility we maintains our executive offices, perform research and development, and manufacture Imagent. We have obtained regulatory approval to manufacture Imagent at this production facility. To our knowledge, the property and equipment is in good condition.

ITEM 3. LEGAL PROCEEDINGS.

        On June 18, 2003, we filed a complaint against Amersham Health, Inc. and two other Amersham affiliates alleging that certain Amersham products infringe on claims in our patents covering Imagent. The case is captioned as Photogen Technologies, Inc. and Alliance Pharmaceutical Corp. v. Amersham Health Inc. et. al., Civil Action No. 03CV2853(SRC), in the United States District Court for the District of New Jersey. Our complaint alleges that principally through their Optison® product, Amersham Health Inc. and related Amersham entities infringe on seven patents owned by us. We are

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also seeking a declaration that the claims of fourteen Amersham patents are invalid and are not infringed by our Imagent product. Alliance, the party from whom we recently acquired the Imagent product, is also a plaintiff in the suit. We are seeking damages, an injunction against Amersham, a declaratory judgment and other relief.

        Amersham filed an answer dated July 18, 2003 denying the material allegations of our claims and asserting certain affirmative defenses and counterclaims. Amersham's counterclaims against us include claims of patent infringement, breach of contract, breach of good faith and fair dealing, and tortuous interference with contract. We are studying Amersham's answer, defenses and counterclaims in consultation with our counsel.

        On July 29, 2003, the European Patent Office revoked Amersham's European Patent (EP) No. 620744 with claims directed to contrast agents. We had brought the opposition proceeding against the EP '744 patent in the European Patent Office. The EP '744 is a counterpart to the patents that are the subject of our suit against Amersham in the United States described above. See "Risk Factors—We filed a suit against Amersham for patent infringement, which, if resolved unfavorably, could impede our ability to utilize our patents for Imagent," above.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        None.

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PART II.

ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS, AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES.

        Our common stock is traded from time to time on the Nasdaq SmallCap Market under the symbol "ICPHC." Upon the timely holding of our 2004 annual shareholder meeting, we expect that our symbol will become "ICPH".

Common Stock

        As of March 30, 2004, there were 21,541,476 shares of our common stock outstanding and held by approximately 405 stockholders of record. Holders of our common stock are entitled to receive such dividends as may be declared by the Board of Directors. We have not declared or paid cash dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future.

        The high and low trading prices (adjusted to reflect our one-for four reverse split) for our common stock during each quarter of the last two fiscal years are set forth below.

	Year Ended December31, 2002 (Amounts in $)		Year Ended December31, 2003 (Amounts in $)
	High	Low	High	Low
1st Quarter	6.36	2.52	2.73	0.90
2nd Quarter	5.20	3.12	2.60	1.50
3rd Quarter	4.20	1.32	2.44	0.97
4th Quarter	2.64	1.00	1.93	1.07

        For the period January 1, 2004 through March 30, 2004, the high and low trading prices for our common stock were $1.95 and $1.10, respectively. Aggregate trading volume for the period January 1, 2004 through March 30, 2004, was approximately 1,079,660 shares. The foregoing information was obtained from the National Association of Securities Dealers as reported on the Nasdaq SmallCap Market. The quotations generally reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The foregoing information reflects trade prices, and not bid or ask prices and has been adjusted to reflect our one-for-four reverse split that was effective November 22, 2002. See "Risk Factors—A small group of stockholders control IMCOR, which may make it difficult for stockholders who are not in that group to influence management" and "The price and trading volume of our common stock fluctuates significantly, like that of many biopharmaceutical companies, which may make it difficult for us or a stockholder to sell our common stock at a suitable price and may cause dilution for existing stockholders when we issue additional shares," above, regarding the possible effects of the concentrated ownership of our stock on the market and price of the stock.

        In 2003, we granted qualified and non-qualified stock options pursuant to our 2000 Plan to purchase an aggregate of 1,840,250 shares of common stock each at an exercise price of $1.25 per share to employees joining the Company as part of the Imagent business acquisition and two options for 10,000 shares each granted at exercise prices of $0.93 and $2.05, respectively. The options vest at various times up to four years from the date of the grant.

        In July 2003, we granted our Chief Executive Officer options to acquire 1,050,000 shares of our common stock at an exercise price of $1.08 per share, subject to shareholder approval. Shareholders holding over 50% of our common stock have committed to vote in favor of this option.

        During 2003, we made the following issuances of our common stock. These securities were offered and sold by us in reliance upon exemptions from the registration requirements provided by Section 4(2)

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of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering:

  •
  Pursuant to the terms of the Standstill and Make Whole Agreement dated as of December 30, 2002, in each of January, February and March 2003, we issued 250,000 shares (an aggregate of 750,000 shares) to Xmark in exchange for Xmark's agreement to forbear from exercising its remedies as a creditor against Alliance.

  •
  Pursuant to the terms of a Consulting Agreement dated as of January 30, 2003, we issued up to 75,000 shares of our common stock to a consultant, subject to certain forfeiture provisions, in exchange for consulting services. Forfeiture provisions for 56,250 of these shares have expired through December 31, 2003.

  •
  In January 2003 we sold 27,778 shares of our common stock for cash at $1.08 per share to certain accredited investors.

  •
  On May 27, 2003, we issued an aggregate of 11,250 shares to Xmark as a penalty for failing to register for resale the shares of common stock issued to Xmark.

  •
  In June 2003, we issued an aggregate of 10,000 shares of our common stock pursuant to cashless exercise of options.

  •
  In connection with the acquisition of the Imagent business, we issued an aggregate of 2,198,137 shares of our common stock to various creditors of Alliance (who qualify as accredited investors) on June 18, 2003. These shares were issued without registration under the Securities Act at prices ranging from $1.00 to $2.30 per share. An additional 1,987,500 shares (pursuant to this transaction) are issuable at $2.00 to $2.30 per share to certain accredited investors following approval by our shareholders. This approval was obtained at our shareholder meeting of February 5, 2004, and the shares have subsequently been issued.

  •
  In July 2003 we issued 27,216 shares of our common stock as a cashless exercise of certain warrants.

  •
  In July 2003 we issued 82,977 shares of our common stock to Xmark for interest and penalty for failing to timely register shares of common stock issued to Xmark.

  •
  In September 2003 we issued 26,248 shares of our common stock to Xmark as a penalty for failing to timely register shares of common stock issued to Xmark.

        In June 2003 we recorded the issuance of 124,627 shares of our common stock that had previously been subject to rescission.

        In addition, in May and June, 2003, we issued revolving convertible senior secured promissory notes to three of our investors in an aggregate principal amount of $4,160,000 bearing interest at 7.25% annually, compounded monthly. In the second, third and fourth quarters of 2003 we issued senior secured promissory notes, payable upon demand, to these investors in an aggregate principal amount of $7,257,000 bearing interest at 7.25% annually, compounded monthly.

        We are subject to six sets of registration rights agreements. In the aggregate, these agreements cover approximately 15,028,000 shares of common stock (including 2,050,000 shares of common stock issuable pursuant to stock options) and require us to register those shares under various terms and subject to specific conditions in the agreements.

        Pursuant to the terms of the Securities Purchase Agreement dated as of October 20, 1999 between IMCOR and Elan International Services, Ltd. ("EIS"), EIS had the right to participate in any equity financing consummated by us in order to maintain its pro rata interest in the company. This right expired on October 20, 2003.

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        As of March 30, 2004, approximately 19,056,000 shares of our common stock are "restricted stock" or are beneficially owned by persons who as of March 30, 2004 were affiliates of the company as defined in Rule 144 under the Securities Act. This excludes approximately 128,437 shares of common stock held by EIS, 115,360 shares of common stock held by Elan Pharma International Limited ("EPIL") and 16,314 shares of Series A Preferred Stock issued or accrued to EPIL. Although Elan has the right to elect one director, they have chosen not to place anyone on the current board of directors at this time. For purposes of this calculation only (and the comparable disclosure on the cover page of this Form 10-KSB) we have assumed that officers, directors, 10% stockholders and stockholders subject to the voting agreement dated as of November 12, 2002 are affiliates of the company that stock held by Oxford Bioscience Partners IV L.P. and MRNA Fund II L.P. would be deemed to be beneficially owned by Jonathan Fleming, and stock held by Mi3, L.P. would be deemed beneficially owned by William D. McPhee, each being one of our directors (although both Mr. Fleming and Mr. McPhee disclaim beneficial ownership of those respective shares for all other purposes), and that a person beneficially owns stock subject to an option, warrant or convertible instrument that is exercisable or convertible within 60 days from March 15, 2004. A portion of those shares would be eligible for resale by company affiliates and others who have satisfied the requisite holding periods, subject to the volume limitations and other provisions of Rule 144 and applicable law. As of March 30, 2004, we had approximately 2,486,000 shares eligible for sale free of restriction under Rule 144.

Equity Compensation Plan Information

        See Part III Item 11 for information regarding our equity compensation plans.

Series A Convertible Preferred Stock

        On October 20, 1999, we issued 12,015 shares of Series A Preferred Stock to EIS, an affiliate of Elan, in conjunction with the formation of Sentigen Ltd., our joint venture with Elan. After issuance, the Series A Preferred Stock was transferred to EPI.

        Under the Certificate of Designations, the holder of Series A Preferred Stock has a Series A Liquidation Preference entitling it to the first $12,015,000 of funds available for distribution to stockholders upon liquidation of the company and has the right to convert shares of Series A Preferred Stock into common stock at any time after October 20, 2001 at a conversion price of $84.68 per share. The conversion price is subject to adjustment for certain dilutive events. Alternatively, the holder of Series A Preferred Stock may exchange shares of Series A Preferred Stock for common shares of Sentigen so that the holder of Series A Preferred Stock owns 50% of the equity of Sentigen.

        Elan entered into an Agreement dated November 12, 2002 with the Institutional Investors in the financing which closed on November 12, 2002 which provides that Elan will pay the Institutional Investors an amount in cash (or the fair market value of other property) distributed to the holder of the Series A Preferred Stock on account of the Series A Liquidation Preference that, in the absence of the Series A Liquidation Preference would have been paid to those Institutional Investors in accordance with applicable law, up to a maximum of $16,000,000.

        Each share of Series A Preferred Stock will be paid a mandatory payment-in-kind dividend equal to 7% (i.e., 0.07 additional shares of Series A Preferred Stock). The payment-in-kind dividend is cumulative, compounds on a semi-annual basis and is payable twice a year, beginning April 2000. Pursuant to this dividend requirement, approximately 1,159 shares of Series A Preferred Stock accrued in 2003 and as of March 30, 2004, there were approximately 12,856 shares of Series A Preferred Stock issued and outstanding and 3,458 shares accrued as payment-in-kind dividends. The holder of Series A Preferred Stock is only entitled to vote on matters that adversely affect or change the rights of holders of Series A Preferred Stock. The holder of Series A Preferred Stock does not have the right to vote on the election of directors of the company.

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Series B Convertible Preferred Stock

        In February, 2000, we issued 327,240 shares of Series B Preferred Stock to 32 accredited investors in a private placement, for a purchase price of $16.88 per share and 9,816 shares to the placement agent in connection with services rendered in our private placement of Series B Preferred Stock. In November, 2002, a majority of the holders of the Series B Preferred Stock consented to the conversion of all of the issued and outstanding shares of Series B Preferred Stock into shares of common stock at the conversion ratio of 4.25 (pre-reverse split) shares of common per share of Series B Preferred Stock. In November, 2002, an aggregate of 422,316 shares of common stock were issued to the former holders of the Series B Preferred Stock and (available to common shareholders) the Series B Preferred Stock is no longer outstanding.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

        Portions of the discussion in this item contain forward-looking statements and are subject to the "Risk Factors" described above. References to the "Company," "IMCOR," "we" or "our" are to IMCOR Pharmaceutical Co. and, where appropriate, our 80.1% owned joint venture company, Sentigen, Ltd. References to the "Imagent Business", "Technology Purchase" or "Purchased Technology" are to the medical imaging business of Alliance Pharmaceutical Corp. ("Alliance") acquired by us on June 18, 2003. Imagent® is a registered trademark owned by IMCOR.

        The accompanying financial statements have been prepared assuming we are a going concern. The company currently receives financing through its use of demand notes payable to its major institutional investor. Without the continuation of the use of these notes or obtaining additional debt or equity financing we will not be able to continue to fund operations. The 2003 financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from this uncertainty.

        We are an emerging, development-stage specialty pharmaceutical company focused on developing and marketing medical imaging pharmaceutical products. We have one FDA approved product, Imagent® (perflexane lipid microspheres), an ultrasound imaging contrast agent that we acquired in June 2003, and two additional contrast agents in development for use in computed tomography (CT) and x-ray imaging with potential applications (1) as a blood pool agent, to diagnose diseased tissue in the cardiovascular system and other organs, which we call PH-50, and (2) to diagnose cancer metastasizing into the lymphatic system, which we call N1177. The product designations PH-50 and N1177 refer to the same chemical entity. We established the two names to distinguish commercialization rights between cardiovascular imaging (and all other indications) (PH-50) to which we retain rights, and the field of lymphography (N1177), which we licensed to our joint venture (Sentigen, Ltd.) with affiliates of Elan. On February 5, 2004, we changed our name to IMCOR Pharmaceutical Co., reflecting the changed nature of our business to imaging pharmaceuticals.

        In December 2001, we announced positive preclinical results of PH-50. Based on these studies, the extensive preclinical toxicology and other study work, including the product's use in approximately 65 patients for lymphography, we shifted the strategic research direction of IMCOR to focus on the cardiovascular and lymphography applications. We accomplished this shift in focus also by splitting off our therapeutic line of business, and, in June 2003 acquiring the medical imaging business (the "Imagent business") of Alliance Pharmaceutical Corp. ("Alliance") led by Imagent®(perflexane lipid microspheres), an FDA approved diagnostic imaging agent.

        For the two years up to the time of our acquisition of the Imagent business, substantially all of our research and development efforts were focused on the preclinical testing of PH-50. During that period, we operated with a very small staff and conducted substantially all of our research activities through contracts with academic institutions and contract research laboratories. In addition, we had conducted research and development activities on the development of certain therapeutic photodynamic therapy

29

applications (namely a product we called PH-10 for the treatment of certain dermatological conditions) and the development of a medical laser. These operations were split off to our founding scientists as of November 12, 2002 and have been recorded as discontinued operations in our financial statements.

        PH-50 and N1177 are still in early stages of development. Of these products, based on the availability of capital, we intend to focus our research efforts first on the continued development of PH-50 and secondly, N1177.

        Pharmaceutical imaging agents are used with echocardiography, computed tomography ("CT"), nuclear medicine and magnetic resonance imaging ("MRI") equipment in order to increase the diagnostic capabilities of these techniques. By enhancing the contrast between different types of tissues, these intravenously administered contrast agents provide critical anatomical and disease state information that is not obtainable using the equipment alone. There are numerous potential applications for a contrast agent used in imaging parts or all of the cardiovascular system as well as other organs. Our products have the potential to enhance a physician's ability to diagnose certain cardiovascular abnormalities and the spread of cancer in the lymphatic system.

        IMCOR is based in San Diego, California. We have approximately 30 full time employees and a 53,000 square foot cGMP (current Good Manufacturing Practices) manufacturing facility at our San Diego location. Our personnel have expertise in sales, marketing and manufacturing, clinical development, clinical trial design and regulatory approval processes. We also work closely with consultants experienced in drug development and regulatory requirements.

        As of April 8, 2002, we entered into a credit facility that provided us with a $2,500,000 revolving line of credit, bearing interest at 4.65%, for a period of five years. The loan was secured by a lien on all of our assets. The amount outstanding under the credit facility ($2,500,000) was converted into our common stock at $1.08 per share on November 12, 2002. In aggregate, from November 12, 2002 through January 2, 2003, we consummated the closings of a financing in which we sold 11,165,651 shares of our common stock to a group of institutional investors and individual accredited investors at $1.08 per share, for an aggregate of $12,058,902, including the above conversion of $2.5 million of debt outstanding under the revolving credit line.

        On November 12, 2002, we split off our therapeutic business to certain founding shareholders in exchange for all of their 52.9% ownership interest in IMCOR and recognized a gain on the disposition of approximately $11,780,000. This gain was attributable to the value of the common stock held by the founding shareholders that was exchanged for the therapeutic technology, which had been expensed. Our therapeutic business had been focused on the development of certain photodynamic therapy products. Our remaining diagnostic business has been focused on the development of products for medical imaging, with particular emphasis on cardiovascular imaging.

        On June 18, 2003, we acquired assets, including Purchased Technology, related to the diagnostic imaging business, including Imagent, an FDA-approved product, of Alliance. We also entered into a number of agreements related to that acquisition. Included in the purchase were an FDA-approved manufacturing facility, the marketing, manufacturing and supporting infrastructure for the product and an intellectual property portfolio of approximately thirty patents in the area of ultrasound imaging.

        Imagent has been approved for marketing by the FDA for use in patients with sub optimal echocardiograms to opacify the left ventricle and thereby improve visualization of the main pumping chamber of the heart, and to improve delineation of the endocardial borders of the heart. As a result, ultrasound with Imagent may better distinguish normal and abnormal heart structure and function—two critical indicators of cardiac health. Echocardiography is the most widely used imaging modality for the diagnosis of heart disease, the leading cause of death in the U.S. The attractiveness of the ultrasound imaging market potential together with the acquisition of an approved product and an extensive intellectual property portfolio were fundamental reasons for the acquisition and primary determinants

30

of the purchase price of approximately $16,572,000. The financial statements include the operating impact of this acquisition from June 18, 2003 through the end of the reporting period. We are currently seeking additional capital to operate the Imagent business and to continue our development programs.

        At the closing of the Imagent business acquisition, we paid approximately $669,000 in cash and delivered 2,198,137 shares of our common stock. At the direction of Alliance, we delivered the cash and stock to creditors, employees and vendors of Alliance. In addition to bridge financing we provided to Alliance before the closing, our purchase of a $1,250,000 interest in Alliance's obligations to two of its creditors, Xmark Fund, Ltd. and Xmark Fund, L.P. (collectively "Xmark"), and our assumption of specified Alliance operating liabilities related to Imagent, we are obligated to pay additional amounts to Alliance secured and unsecured creditors after the closing (including Xmark, discussed below, and others). At various times between 90 and 365 days after the closing, we must pay, subject to reaching satisfactory agreements with certain Alliance secured and unsecured creditors, an aggregate amount of up to approximately $3,400,000 to creditors other than Xmark and (subject to stockholder approval, which we received on February 5, 2004) deliver an aggregate of approximately 2,054,000 shares of our common stock. The amount of consideration was determined through arms-length negotiations.

        In addition, after the closing and through 2010, we must pay Alliance further consideration in the form of an earn out based on Imagent revenue we invoice (subject to certain reductions). This earn out equals, for each year of the earn out: 7.5% of Imagent revenue up to $20,000,000; 10% of Imagent revenue between $20,000,000 and $30,000,000; 15% of Imagent revenue between $30,000,000 and $40,000,000; and 20% of Imagent revenue above $40,000,000. The earn out will be reduced by amounts we pay pursuant to a license agreement with Schering Aktiengesellschaft ("Schering"), net of payments we receive from Schering under the license, and amounts of any indemnification claims we have against Alliance. The earn out is subject to three additional offsets (which are to be applied in the manner described in the Asset Purchase Agreement dated as of June 10, 2003 with Alliance) that entitle us to retain portions of the earn out otherwise payable to Alliance:

  •
  Up to approximately $1,600,000 for a fixed price offset, depending on the satisfaction of certain conditions;

  •
  The amount of any payments not committed to at closing that we make after the closing to Alliance's creditors plus up to $1,000,000 of litigation expenses for certain patent and other litigation; and

  •
  Between $4,000,000 and $5,000,000, which is the principal and accrued interest under our bridge loans to Alliance, depending on the satisfaction of certain conditions.

        As the amount of the earn out cannot be estimated, it has not been reflected in the purchase price. Amounts paid will be expensed as incurred.

        As part of the acquisition of the Imagent business, we issued shares of our common stock to two companies, Cardinal Health and inChord, that had been providing services to the Imagent business when it had been owned by Alliance and that were creditors of Alliance. As settlement of the Alliance obligations, we issued Cardinal Health 1,100,000 shares and inChord Communications 429,000 shares of our common stock, respectively. As part of the development plan for Imagent, we expect to continue to use the services of Cardinal and inChord. Currently, Imagent will be marketed and distributed in the United States through agreements with Cardinal. Various Cardinal companies will also provide packaging, sales support, and distribution services. InChord will provide advertising, medical education and similar services. We also entered into a series of agreements with Xmark. Pursuant to a Standstill and Make Whole Agreement dated as of December 30, 2002, we issued 750,000 shares of our common stock in the first quarter 2003 to Xmark, who agreed to not exercise any rights against Alliance as a creditor for the period of the standstill. On May 2, 2003, we entered into a Going Forward Agreement pursuant to which Xmark agreed to extend the period during which Xmark had refrained from

31

exercising its rights as a creditor against Alliance to permit us to complete the acquisition. On that date, we also purchased a $1,250,000 interest in Alliance's obligations to Xmark.

        At the closing of our acquisition of the Imagent Business, pursuant to the Going Forward Agreement, we delivered to Xmark our promissory notes in the total principal amount of $2,500,000. These notes were payable in two equal installments on August 5, 2003 and November 3, 2003 or (if sooner) at the time we complete a financing resulting in at least $18,000,000 of gross proceeds to us and bear interest at 3% over the prime rate (payable in shares of our common stock). At the closing of the Imagent acquisition, we also issued Xmark an additional 1,056,144 shares that represented payment of interest that was due to Xmark by Alliance through the closing date of the acquisition. The value of these additional 1,056,144 shares has been treated as part of the purchase price of the Imagent business.

        Our obligations to Xmark are secured by a first priority security interest on the Imagent related tangible and intangible assets. Xmark would be entitled to foreclose on its lien covering these assets if we default on our obligations to Xmark, if we lose FDA approval for Imagent, if we fail to pay other debts, or if we file for bankruptcy protection or similar matters.

        We defaulted on the principal payment due on August 5, 2003 and Xmark delivered a notice to us stating that it was accelerating all amounts due under the notes. We negotiated a new agreement with Xmark dated August 18, 2003 (the "Letter Agreement") pursuant to which we agreed to make an immediate payment of $1,250,000 and Xmark agreed to rescind the default notice. The other key terms of the Letter Agreement are as follows:

  •
  We remain obligated to make a second principal payment of $1,250,000 on the earlier to occur of (i) November 3, 2003 or (ii) the consummation of one or more institutional financings resulting in aggregate gross proceeds to us of at least $18,000,000. We will have the right to extend the November 3rd due date monthly until April 3, 2004 for a fee (and not as a reduction of any amounts due and owing under the promissory notes) ranging from $50,000 to $100,000 per month. We have been exercising our right to extend the November 3, 2003 due date.

  •
  Within twenty days of the execution of the Letter Agreement we will pay to Xmark, in cash or in shares of our common stock (valued at $1.00 per share, subject to certain adjustments), $26,248 for failure to timely register the shares of our common stock issued to Xmark for resale, which payment has been made with shares of our common stock.

  •
  Our obligation to register the shares of common stock issued to Xmark for resale under the terms of the Going Forward Agreement was terminated and no further penalty payments or shares will be due to Xmark as a result of our failure to register the shares of our common stock held by Xmark. In lieu of the demand registration rights Xmark previously had, the Letter Agreement provides that Xmark will have piggyback registration rights.

  •
  The definition of "Event of Default" in the security agreements securing our obligations to Xmark was amended. The provision that an Event of Default included any default by us in the payment of borrowed money indebtedness was eliminated. Instead, we agreed that it would be an Event of Default if we made repayments of borrowed money indebtedness.

  •
  With regard to payments to certain specified institutions, we agreed that, when paid, we would also make a pro rata payment to Xmark.

        Except as specifically amended by the Letter Agreement, the terms of the Going Forward Agreement and the other agreements governing our obligations to Xmark remain in effect, including Xmark's put right with respect to our common stock that Xmark owns.

        Xmark's put right, as set forth in the Going Forward Agreement, requires us to repurchase at $1.00 per share up to 750,000 shares of common stock we issued under the Standstill and Make Whole

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Agreement and all additional shares we issue to Xmark under the Going Forward Agreement. The put right is fully exercisable beginning on the earlier of 13 months after the closing of the acquisition of the Imagent assets or the date on which we close a financing for $20,000,000 or more. Before that time, Xmark can exercise the put right in quarterly installments beginning 90 days after the closing of our acquisition of the Imagent assets. In connection with these quarterly installments, we can elect to defer repurchasing the shares if we lack adequate cash to satisfy our operating and working capital requirements for the subsequent 18-month period based on an operating plan approved by our Board. We agreed to use our reasonable efforts to have sufficient cash to meet our operating plan. If we do not repurchase these shares, Xmark is entitled to a payment of 1.5% of the value of the shares not repurchased for any 30-day period or pro rata portion thereof during which such failure is continuing.

        We issued 82,977 shares of our common stock to Xmark on July 31, 2003 for interest and various penalties, including the failure to register the shares of our common stock held by Xmark by that date. We issued 26,248 shares of our common stock to Xmark on September 2, 2003, pursuant to the Letter Agreement, for failure to register shares of our common stock held by Xmark as of August 18, 2003. An additional 19,888 shares of our common stock are issuable to Xmark in payment of interest.

        In connection with the closing of the acquisition of the Imagent assets, we issued approximately 18% of our outstanding common stock. Nasdaq rules applicable under these circumstances require us to obtain prior stockholder approval before issuing more than 20% of our stock. We held a meeting of stockholders on February 5, 2004 and at that meeting obtained approval to issue an additional 1,985,522 shares in connection with the acquisition. In our financial statements, the value of these shares has been included in our equity as "Common Stock to be Issued".

        We are currently funding our operations through the use of demand notes we issued to our major institutional investor. Although we are aggressively seeking additional equity or debt financing, we are currently dependant upon the sale of these notes to finance our current operations. Without additional financing we will not have sufficient cash resources to meet our current commitments. We will need substantial additional financing for our research, clinical testing, product development and marketing programs. We cannot accurately estimate the amount of additional financing required; however, the amount could be an additional $30 million or more over the next several years. In particular, we are currently seeking to raise additional capital through the sale of stock to accredited investors. See "Risk Factors—We must raise additional financing in the future and our inability to do so will prevent us from continuing as a going concern and implementing our business development plan," above.

        We operate with a staff of approximately 30 people in manufacturing, research and development, regulatory affairs and administraton. We contract with third party consultants having expertise in clinical development and regulatory matters to supplement our internal capabilities. We also contract with third party research laboratories, contract research organizations and manufacturers for clinical material supplies and the management of clinical trials. We also contract with academic and other institutions to conduct specified research projects.

        We expect that our quarterly and annual results of operations will fluctuate based on several factors including, our ability to raise additional capital to implement our sales, marketing and manufacturing programs, the results of our litigation against Amersham, the timing and amount of expenses involved in marketing and manufacturing Imagent, conducting our research programs, particularly the conduct of clinical trials, the cost of clinical material used in those trials and required for compliance with FDA regulations and the amount, if any, of fees, milestone payments and research support payments received from potential strategic partners.

        We consider the valuation of our investment in the purchased technology of Imagent to be a significant estimate. The carrying value of this purchased technology at December 31, 2003 is approximately $14,980,000. The assumptions underlying the financial forecast have been based on currently available information including estimates of market size and penetration, pricing, competitive

33

threats and general operating expenses. We have also instituted litigation against Amersham, and Amersham has responded with counter-claims. Should we lose this litigation, our business and the value of the Purchased Technology would be materially and adversely affected. These estimates may change and such changes may impact future estimates of carrying value.

        We also consider our investment in the joint venture with affiliates of Élan Corporation, plc ("Élan") to be subject to a significant estimate. The carrying value of our 80.1% equity interest in Sentigen, Ltd., the joint venture entity, plus advances to Sentigen, Ltd., at December 31, 2003 totaled $2,803,000. Members of Sentigen's management reviewed its financial projections and have concluded that given delays in the development of N1177, resulting from capital constraints, the carrying value of the intangible assets in the joint venture should be reduced by $2,500,000 in 2002. In addition, in the second quarter of 2003, based on the re-prioritization of the development of N1177 and as the development plans are being further delayed pending the acquisition of sufficient capital to allocate to the development of N1177, Sentigen recorded an additional impairment provision of $5,750,000. The assumptions underlying the financial forecasts were based on currently available information, including estimates of development costs, pricing, operating expenses and market sizes and penetration. These estimates may change and any such changes may impact future estimates of appropriate carrying values.

Results of Operations

        Prior to our acquisition of the Imagent business in June, 2003, our efforts were focused on the development and clinical testing of diagnostic products, specifically PH-50, being developed as a cardiovascular imaging agent, and N1177, being developed for lymphography, the diagnosis of cancer metastasizing to lymph nodes. To date, we have not generated revenues from the sale of any proposed diagnostic products or other operations. Net loss applicable to common shareholders (after preferred dividends) was $12,666,771, $1,649,604 and $23,839,784 for the years ended December 31, 2001, 2002 and 2003, respectively, and our cumulative losses since inception, including "in-kind" preferred stock and beneficial conversion dividends totaling $8,712,509, are approximately $60,231,207.

        Since inception, IMCOR had been developing products for both therapeutic and medical imaging applications. As one of a series of transactions on November 12, 2002, we split off our therapeutic business to certain founding shareholders. Accordingly, the expenses associated with that business have been reclassified as discontinued operations.

        With the acquisition of the Imagent business, we hired approximately 35 employees related to this business. These employees were formerly associated with Alliance and bring capabilities in manufacturing, marketing and additional capabilities in research and related administrative infrastructure. We also continue to contract with third party consultants having expertise in clinical development and regulatory matters to supplement our internal capabilities. In addition, we contract with third party research laboratories, contract research organizations and manufacturers for clinical material supplies and the management of clinical trials, and with academic and other institutions to conduct specified research projects.

        During 2003 we have conducted limited test marketing of Imagent to certain hospitals and physicians. In December 2003 we entered into a license agreement with Kyosei Pharmaceutical Co., Ltd. ("Kyosei"), a unit of Sakai Group, for the development and marketing of Imagent in Japan for all radiology and cardiology indications. Terms of the agreement call for the payment to IMCOR of up to $10 million in fees and development milestone payments plus royalties on commercial sales. Kyosei will also pay IMCOR to manufacture Imagent for Kyosei's clinical and commercial requirements. At the closing, we received a gross payment of $2 million from Kyosei. Recognition of this payment will be made ratably over the anticipated life of the agreement.

        Research and development expenses for the years ended December 31, 2001, 2002 and 2003 were $437,958, $1,227,897, and $2,529,679 respectively. These expenses include personnel costs, fees and

34

other compensation paid to outside consultants, and costs associated with conducting preclinical and clinical studies and manufacturing product to be used in these studies.

        Research expenses (from continuing operations) in 2002 increased by $789,939 to $1,227,897 primarily due to the shift in research spending from N1177 to the development of Imagent and PH-50, a product having greater market potential than N1177.

        Substantially all of the $2,529,679 in research expenses in 2003 were oriented to the preclinical development of PH-50, and, since the acquisition of the Imagent Business, expenses associated with regulatory compliance and continued development of Imagent for new indications. We expect our development priorities, based on the availability of sufficient capital, to focus first on the development of new indications for Imagent and the continued development of PH-50 and then to the further development of N1177. Expenses associated with the development of N1177 are charged to our joint venture, and expenses associated with the development of our other products are borne completely by us.

        Selling, general and administrative expenses were $3,220,584, $4,030,083 and $14,241,767 for the years ended December 31, 2001, 2002, and 2003, respectively. These expenses include (in 2002 and 2003) costs associated with our acquisition of the Imagent business prior to firmly committing to the acquisition (costs incurred following our firm commitment to acquire the Imagent business have been capitalized as part of the acquisition cost), and for all years costs associated with obtaining patent protection for our intellectual property, costs associated with sales and marketing programs, administrative personnel and corporate management, the amortization of options granted to our employees, legal and related expenses and facilities expenses.

        In 2002, selling, general and administrative expenses increased by $809,499 to $4,030,083. As part of the November, 2002 restructuring and financing, stock options were granted to the remaining employees of IMCOR with an exercise price equal to the price at which common stock was sold to the new institutional investors. As the exercise price was below the closing price of the company's common stock at the date of grant, we recorded an expense of approximately $988,000 reflecting the differential between those two prices.

        In 2003, selling, general and administrative expenses increased by $10,211,684 to $14,241,767. The primary reasons for the increase were related to our acquisition of the Imagent business from Alliance including, (i) provisions we have taken against advances we had made to Alliance and shares of our common stock we had issued to Xmark pursuant to a standstill agreement with Xmark, (ii) costs of conducting due diligence and other activities related to the acquisition of the Imagent business, (iii) costs incurred by us to operate the Imagent business following its acquisition, (iv) depreciation, and (v) amortization of the purchased technology.

        As part of the November, 2002 restructuring and financing, stock options were granted to our remaining employees with an exercise price equal to the price at which common stock was sold to the new institutional investors. As part of the acquisition of the Imagent business and the related hiring of employees from Alliance in June 2003, we granted these new employees an aggregate of 1,865,750 stock options with an exercise price of $1.25 per share. Pursuant to an agreement in July 2003 with Dr. Taffy Williams, our Chief Executive Officer, an aggregate of 1,050,000 stock options were granted to Dr. Williams, subject to shareholder approval (shareholders representing an excess of 50% of our outstanding common stock have indicated their commitment to vote in favor of approving these options). As the exercise prices were below the closing price of our common stock at the dates of grant, we recorded an expense of approximately $1,236,566 in 2003 reflecting the differentials between those respective two prices.

        In September, 2000, we initiated a restructuring of our clinical development operations. We closed our Westborough, Massachusetts office and delivered notices of material breaches and/or dissatisfaction

35

pursuant to the employment agreements with three employees who worked there at that time. Clinical development activities formerly carried on in Westborough were assumed by outside consultants and other company employees. We initially took a charge against earnings of $597,025 for termination of our office lease and associated expenses and termination costs associated with the employees at that location. During 2002, we recorded an additional charge of $807,483 all of which was related to the valuation of certain stock options granted to one of the Westborough employees as part of a settlement of certain litigation. At December 31, 2002, none of this charge was remaining.

        In the fourth quarter of 1999, we entered into a joint venture with affiliates of Elan for the development of N1177, a potential product to identify and diagnose lymph nodes for the presence of cancer. We own 80.1% of the joint venture entity, Sentigen, Ltd., with the balance owned by Elan. During 2001, 2002 and 2003 we recorded losses from the joint venture of $1,952,758, $3,452,837, and $5,389,338, respectively. In 2001 and 2002 these losses resulted from our share of development expenses incurred in the joint venture by the two participants, including personnel expenses and costs associated with developing a manufacturing process, including the purchase of drug substance and other materials. As there have been delays, principally due to capital constraints, on the development of N1177, Sentigen recorded in 2002 a $2.5 million charge, of which our 80.1% share is approximately $2.0 million, as an impairment to the carrying value of the Sentigen license. In 2003, these losses were substantially the result of the amortization of the license purchased from Élan and a $4,605,000 charge for further impairment of the license value as, due to the lower priority of the development of N1177 and capital constraints, limited development work was being conducted.

        Investment income for the years ended December 31, 2001, 2002 and 2003 was $110,741, $1,563, and $7,394, respectively. Investment income is generated by the amount of capital in our investment portfolio prior to it being used to fund our operations and the rate of interest earned on that capital. We invest funds in the investment portfolio in U.S. Government obligations. In the first half of 2001, we received a total of $1,068,723in net proceeds of common stock sold under our shelf registration statement that was declared effective in February, 2001. Investment income declined in 2001 due primarily to the decline in the average balances of our investment portfolio as funds were used to support operations and, to a lesser extent, the general decline in short term interest rates. In 2002, investment income declined to $1,563 as the entire portfolio was used to support operating expenses. In 2003 investment income increased to $7,394 reflecting earnings on the investment portfolio following our capital raising efforts in late 2002. We expect investment income to continue to fluctuate both as the size of the investment portfolio decreases or increases and as the rate of interest earned by the portfolio varies due to shifts in short term interest rates.

        Since inception and through November 12, 2002, we had been developing products for both therapeutic and medical imaging applications. As one of a series of transactions on November 12, 2002, we split off our therapeutic business to certain founding shareholders. Accordingly, the expenses associated with that business have been reclassified as discontinued operations. Our therapeutic business had been focused on the development of certain photodynamic therapy products, in particular a compound we called PH-10. In the years ended December 31, 2001 and 2002, we incurred losses related to these operations of $2,909,820 and $1,496,430, respectively. On November 12, 2002 this business was split off to certain founding shareholders in exchange for all of their 52.9% ownership interest in IMCOR resulting in a gain from the split off of $11,779,752 based upon the market value of our common stock on that date, net of the net assets that were split off.

        Purchases of equipment and leasehold improvements, other than the June 18, 2003 acquisition of the Imagent Business including the assumption of the lease of a manufacturing facility located in San Diego, for the years ended December 31, 2001, 2002 and 2003 were $45,938, $0 and $0, respectively. These purchases were primarily for the acquisition of laboratory and other equipment necessary to conduct pre-clinical and clinical studies and leasehold improvements in the Knoxville and Westborough

36

offices that we maintained at that time. During the next twelve months, assuming that we obtain sufficient capital, we expect capital expenditures for equipment to be less than $500,000.

        During 2001, as a result of the closing of the Westborough facility and the shift in the research priorities, we determined that certain equipment we were leasing would no longer be useful in our research. Accordingly, we recorded provisions for future lease payments totaling $1,264,208 representing the remaining lease obligations. While we will pursue opportunities to sublease or otherwise mitigate these obligations, there can be no assurance of any success in this regard. We are in default under the lease and have received a demand letter from the lessor for payment of $787,000 for remaining unpaid lease obligations and other fees. We are attempting to negotiate a resolution with the lessor but there can be no assurances that we will be successful in this regard.

        We have issued two series of convertible preferred stock: Series A, issued in October 1999 and which remains outstanding and Series B Preferred Stock, issued in February 2000 and which was retired in November 2002. The holder of Series A Preferred Stock is entitled to a mandatory, cumulative, semi-annual payment-in-kind dividend of 7% (i.e., 0.07 additional shares of Series A Preferred Stock). On November 12, 2002, the holders of Series B Preferred Stock converted all of their issued and outstanding shares (including accrued and unpaid dividends) for shares of our common stock at an exchange rate of 4.25 (pre-reverse split) shares of common for each share of Series B Preferred Stock. Additionally, the terms of the Series A Preferred Stock and the Series B Preferred Stock create additional preferred returns for the holders. The Series A Preferred Stock was issued with detachable warrants. The value allocated to those warrants caused the preferred shareholders to receive an additional return. That additional return has been amortized over the period from issuance through October 2001, when the stock was first convertible. The additional return related to the Series A Preferred Stock recorded was $345,199 in 2001. The Series B Preferred contained beneficial conversion features. Emerging Issues Task Force Issue 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios," requires the issuer to assume that the holder will not convert the instrument until the time of the most beneficial conversion which would occur after January 1, 2002. Using the conversion ratio at January 1, 2002 of 1.4 shares of common stock and the stock price at the date of issuance, the maximum beneficial conversion amount was $2,322,316. This amount was recorded as additional preferred stock dividends over the period from issuance until January 1, 2002. As a result of the combination of the mandatory dividends, the preferential value amortization and, in 2002, deemed dividends for our Series B Preferred Stock associated with the beneficial conversion rates offered to holders of these instruments as part of our November 12, 2002 financing, we recorded preferred stock dividends of $2,943,755, $1,997,723 and $1,066,280 in 2001, 2002 and 2003 for Series A Preferred Stock and (for the years 2001 and 2002) Series B Preferred Stock.

        As a result of the above factors, the net loss applicable to common stockholders (after preferred dividends) was $12,666,771, $1,649,604 and $23,839,784 for the years ended December 31, 2001, 2002 and 2003 respectively. Basic and diluted loss per common share was $1.33, $0.16 and $1.24, respectively, for these periods.

Liquidity; Capital Resources

        At December 31, 2003, we had cash and cash equivalents totaling approximately $1,658,000. Since that date, we have expended all those funds and, as described above, are currently funding our operations through borrowings from two of our principal institutional investors, as cash is required for operations. These investors have continued to provide funding to us, but there can be no assurance that they will continue to provide funding to us.

        Our ability to conduct operations is entirely dependent on our ability to obtain additional capital. Without additional financing we will not have sufficient cash resources for our entire fiscal year ending

37

December 31, 2004. We have been financing our operations with the proceeds of the financing we closed in November and December 2002 and January 2003, the initial payment that we received from Kyosei (net of taxes and expenses) and currently through borrowings, evidenced by secured promissory notes, payable upon demand, from our principal institutional investors. We will need substantial additional financing for our manufacturing and marketing operations as well as research, clinical testing and product development programs. We cannot accurately estimate the amount of additional financing required; however, the amount could be an additional $30 million or more over the next several years. If we raise additional funds by issuing equity securities, substantial dilution to existing stockholders may result. However, there can be no assurance that such capital will be available under acceptable terms, if at all. See "Risk Factors—We must raise additional financing in the future and our inability to do so will prevent us from continuing as a going concern and implementing our business development plan," above.

        On April 8, 2002, we entered into a credit facility that provided us with a $2,500,000 revolving line of credit, bearing interest at 4.65%, for a period of five years. The loan was secured by a lien on all of our assets. In connection with our agreement to sell shares of our common stock to a group of institutional investors, both the amount outstanding, including accrued and unpaid interest, under the Elan credit line ($3,082,487 converted at a rate of $24.00 per share) and the $2,500,000 credit facility (at a conversion rate of $1.08 per share) were converted into shares of our common stock on November 12, 2002 and the respective lines of credit were cancelled.

        On June 18, 2003, we closed the acquisition of the Imagent Business from Alliance. At the closing, we paid approximately $669,000 in cash and delivered 2,198,137 shares of our common stock. At the direction of Alliance, we delivered the cash and stock to creditors, employees and vendors of Alliance. In addition to bridge financing we provided to Alliance before the closing, our purchase of a $1,250,000 interest in Alliance's obligations to Xmark and our assumption of specified Alliance operating liabilities related to Imagent, we are obligated to pay additional amounts to Alliance secured and unsecured creditors at various times between 90 and 365 days after the closing, (i) an aggregate of $2,500,000 to Xmark, (ii) subject to reaching satisfactory agreements with certain Alliance secured and unsecured creditors, an aggregate amount of up to approximately $3,000,000 to creditors other than Xmark, (iii) pay certain royalties based upon sales of Imagent through June 2010, subject to certain offsets, and (iv) subject to stockholder approval (which approval was obtained on February 5, 2004) deliver an aggregate of approximately 2,054,000 shares of our common stock.

        We are currently in default under obligations to pay $775,000 to creditors of Alliance Pharmaceutical Co. in connection with our acquisition of Imagent and we are in default under an equipment lease and the lessor has demanded approximately $787,000. We also have not registered the resale of shares we issued in connection with that acquisition, which in some cases is a condition to the effectiveness of agreements to release us from any claims by the Alliance creditor.

        We also entered into a series of agreements with Xmark. Prior to our acquisition of the Imagent Business, pursuant to a Standstill and Make Whole Agreement with Xmark, we issued a total of 761,250 shares (including 11,250 shares as a penalty for the failure to register those shares by April, 2003) of our common stock to Xmark and Xmark agreed to not exercise any rights against Alliance as a creditor. On May 2, 2003, we entered into a Going Forward Agreement pursuant to which Xmark agreed to extend the period during which Xmark had refrained from exercising its rights as a creditor against Alliance to permit us to complete the acquisition.

        At the closing of the Imagent acquisition, we issued Xmark an additional 1,056,144 shares that represented payment of interest that was due to Xmark by Alliance through the closing date of the acquisition. The value of these additional 1,056,144 shares has been treated as part of the purchase price of the Imagent business.

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        Also at the closing of our acquisition of the Imagent assets, pursuant to the Going Forward Agreement, we delivered to Xmark our promissory notes in the total principal amount of $2,500,000. These notes are payable in two equal installments on August 5, 2003 and November 3, 2003 or (if sooner) at the time we complete a financing resulting in at least $18,000,000 of gross proceeds to us and bear interest at 3% over the prime rate. The interest on the notes is payable in shares of our common stock. Our obligations to Xmark are secured by a first priority security interest on the Imagent related tangible and intangible assets. Xmark would be entitled to foreclose on its lien covering these assets if we default on our obligations to Xmark, if we lose FDA approval for Imagent, if we fail to pay other debts, or if we file for bankruptcy protection or similar matters.

        We defaulted on the principal payment due on August 5, 2003 and Xmark delivered a notice to us stating that it was accelerating all amounts due under the notes. We negotiated a new agreement with Xmark dated August 18, 2003 (the "Letter Agreement") pursuant to which we agreed to make an immediate payment of $1,250,000 and Xmark agreed to rescind the default notice. The other key terms of the Letter Agreement are as follows:

  •
  We remain obligated to make a second principal payment of $1,250,000 on the earlier to occur of (i) November 3, 2003 or (ii) the consummation of one or more institutional financings resulting in aggregate gross proceeds to us of at least $18,000,000. We will have the right to extend the November 3rd due date monthly until April 3, 2004 for a fee (and not as a reduction of any amounts due and owing under the promissory notes) ranging from $50,000 to $100,000 per month. We have exercised our right to extend the November 3, 2003 due date by one month.

  •
  Within twenty days of the execution of the Letter Agreement we will pay to Xmark, in cash or in shares of our common stock (valued at $1.00 per share, subject to certain adjustments), $26,248 for failure to timely register the shares of our common stock issued to Xmark for resale, which payment has been made with shares of our common stock.

  •
  Our obligation to register the shares of common stock issued to Xmark for resale under the terms of the Going Forward Agreement was terminated and no further penalty payments or shares will be due to Xmark as a result of our failure to register the shares of our common stock held by Xmark. In lieu of the demand registration rights Xmark previously had, the Letter Agreement provides that Xmark will have piggyback registration rights.

  •
  The definition of "Event of Default" in the security agreements securing our obligations to Xmark was amended. The provision that an Event of Default included any default by us in the payment of borrowed money indebtedness was eliminated. Instead, we agreed that it would be an Event of Default if we made repayments of borrowed money indebtedness.

  •
  With regard to payments to certain specified institutions, we agreed that, when paid, we would also make a pro rata payment to Xmark.

        Except as specifically amended by the Letter Agreement, the terms of the Going Forward Agreement and the other agreements governing our obligations to Xmark remain in effect, including Xmark's put right with respect to our common stock that Xmark owns.

        Xmark's put right, as set forth in the Going Forward Agreement, requires us to repurchase at $1.00 per share up to 750,000 shares of common stock we issued under the Standstill and Make Whole Agreement and all additional shares we issue to Xmark under the Going Forward Agreement. The put right is fully exercisable beginning on the earlier of 13 months after the closing of the acquisition of the Imagent assets or the date on which we close a financing for $20,000,000 or more. Before that time, Xmark can exercise the put right in quarterly installments beginning 90 days after the closing of our acquisition of the Imagent assets. In connection with these quarterly installments, we can elect to defer repurchasing the shares if we lack adequate cash to satisfy our operating and working capital

39

requirements for the subsequent 18-month period based on an operating plan approved by our Board. We agreed to use our reasonable efforts to have sufficient cash to meet our operating plan. If we do not repurchase these shares, Xmark is entitled to a payment of 1.5% of the value of the shares not repurchased for any 30-day period or pro rata portion thereof during which such failure is continuing.

        Three of our existing institutional investors have provided capital to us in exchange for our Promissory Notes in an aggregate principal amount of up to $11,417,000 (at December 31, 2003). The notes bear interest at a rate of 7.25% per annum, compounded monthly. A total of $4,160,000 of these notes are convertible into our common stock. Unless converted into common stock, amounts due under the notes were payable on the earlier of August 5, 2003 or the date that we commit various defaults or become subject to bankruptcy or similar proceedings. We defaulted on the payment of $4,160,000 of these notes on August 5, 2003; however while under no obligation to do so, these investors continue to loan us capital under demand notes which bear interest at the rate of 7.25% per annum, compounded monthly.

        The entire principal and interest outstanding under our convertible notes to these investors automatically converts into shares of our common stock on the same terms and at the same price as the shares issued in a financing for additional long-term capital. To secure the obligations under our notes to these investors, we granted them a security interest in all of our tangible and intangible assets, including intellectual property. This lien covers our Imagent-related assets, but as to these assets the investors' lien is subordinate to the security interest held by Xmark.

        In 2003, excluding the 1,926,619 shares of our common stock issued to Xmark and the 1,141,993 shares issued to other creditors of Alliance pursuant to the Imagent Business acquisition, we issued an aggregate of 139,994 shares of our common stock pursuant to several factors including cash, compensation for services and the cashless exercise of stock options.

        In the second quarter of 2003, we recognized the issuance of 124,627 shares of our common stock that previously had been subject to rescission.

        We have used, and expect to use capital available from sales of common stock, for general corporate purposes, including activities related to manufacturing and marketing Imagent, preparing for and conducting clinical trials, purchase and preparation of clinical material, conduct of preclinical studies, administrative expenses to support our operating activities, capital expenditures and to meet working capital needs.

        We are currently seeking to raise capital in one or more transactions to fund our immediate and longer-term capital needs through the private placement of securities to accredited investors. In addition, we expect to evaluate from time to time the acquisition or license of businesses, technologies or products. The purchase of any such licenses or technologies would be funded by a portion of any net proceeds of future offerings or the issuance of debt or equity securities specifically for that purpose. We expect our use of capital to increase as we build the commercial presence of Imagent and conduct further clinical trials of our products in development.

        At the time of the acquisition of the Imagent business, we entered into a lease agreement with a unit of Baxter International for certain equipment used for the manufacture of Imagent. Our annual cost for this lease is approximately $126,000. Our other long-term commitments that are not recorded on our financial statements are for our office space in San Diego, California. Annual rent for the California lease, which expires in 2008, is approximately $792,000. In addition, we have provided for the remaining lease payments of certain laboratory equipment that is no longer useful to our operations. The lease expires in 2004. We are in default under the equipment lease and have received a demand letter from the lessor for payment of $787,000 for remaining unpaid lease obligations and other fees. We are attempting to negotiate a resolution with the lessor but there can be no assurances that we will be successful in this regard.

40

Plan of Operation

        Management believes it lacks sufficient working capital to fund operations for the entire fiscal year ending December 31, 2004. Therefore, substantial additional capital resources will be required to fund the ongoing operations related to our marketing and manufacturing of Imagent and our research and business development activities. Our financial condition raises substantial doubt about our ability to continue as a going concern. We believe there are a number of potential alternatives available to meet the continuing capital requirements such as public or private financings or collaborative agreements. We are taking continuing actions to reduce our ongoing expenses. If adequate funds are not available, we will be required to significantly curtail our operating plans and may have to sell or license out significant portions of our technology or potential products. The 2002 and 2003 financial statements, including those contained in this Form 10-KSB, do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

        During the next twelve months we will focus our efforts primarily on exploring various options concerning our businesses, including securing additional financing, joint ventures, licensing or selling all or a portion of our technology and other possible strategic transactions. Our ability to commercialize Imagent and develop PH-50 and N1177 depends on the successful implementation of one or more of these transactions. In July 2003, given our change into an operating company with the acquisition of Imagent, we entered into an agreement with Taffy Williams, our Chief Executive Officer. Our agreement with Dr. Williams provided, among other things, that we would begin a search for a chief executive officer with greater experience in managing operating companies. Since that time, we have also been working with consultants who have advised us on operational and management issues. In light of the various options for the future of our business currently under consideration—including that if we sell Imagent we would return to being focused on development rather than operations—the Company is reevaluating its agreement with Dr. Williams and may seek to extend Dr. Williams' tenure with the Company and amend other provisions of that agreement. We have not selected a new Chief Executive Officer at this time and Dr. Williams will continue in that role until we do.

        Depending on the availability of capital and whether or not we pursue a sale or licensing strategy for Imagent, we will focus our operating efforts on the sales and marketing of Imagent. If additional capital becomes available, we also expect to conduct preclinical and human clinical studies of our products in development. Subject to the availability of sufficient capital, we expect to continue to incur increasing losses for at least the next three years as we intensify research and development, preclinical and clinical testing and associated regulatory approval activities and engage in or provide for the manufacture and/or sale of any products that we may develop.

        Greater capital resources would enable us to quicken and expand our marketing and research and development activities, and our failure to raise additional capital will (absent a suitable collaborative agreement providing for a third party to take over these functions) significantly impair or curtail our ability to conduct further activities. In any event, complete development and commercialization of our technology will require substantial additional funds. See "Risk Factors—We must raise additional financing in the future and our inability to do so will prevent us from continuing as a going concern and implementing our business development plan," above. We are seeking to raise capital through the sale of our common stock or other securities in a private placement to fund our immediate and longer-term capital needs.

41

        As of December 31, 2003, we expect to pay the following contractual obligations and commitments:

	Payments due by Year
	2004	2005-2006	2007-2008	Beyond 2008	Total
Recorded Liabilities
Long term debt	$—	$—	$—	$—	$—
Imagent purchase obligations	3,763,991	—	—	—	3,763,991
Commitments
Operating Lease Commitments	1,455,180	1,900,569	1,024,595	—	4,380,344

Total Contractual Obligations	$5,219,171	$1,900,569	$1,024,595	$—	$8,144,335

Recent Accounting Pronouncements

        In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective as of July 1, 2003. The adoption of SFAS No. 150 did not have a material impact on the results of operations or the financial position of the Company.

        In May 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have an impact on the results of operations or the financial position of the Company.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure", effective for fiscal years ending after December 15, 2002. This rule amends SFAS No. 123 to provide several alternatives for adopting the stock option expense provisions of SFAS No. 123, as well as additional required interim financial statement disclosures. SFAS No. 148 does not require companies to expense stock options in current earnings. The Company has not adopted the provisions of SFAS No. 123 for expensing stock based compensation (see "—Employee stock option and stock purchase plans"); however, the Company has adopted the additional interim disclosure provisions of the statement. The impact of the adoption of SFAS No. 148 did not have a material impact on the results of operations or the financial position of the Company.

        In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 eliminates Emerging Issues Task Force, or EITF, Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." Under SFAS No. 146, liabilities for costs associated with an exit or disposal activity are recognized when the liabilities are incurred, as opposed to being recognized at the date of entity's commitment to an exit plan under EITF No. 94-3. Examples of costs covered by the standard include lease termination cost and certain employee severance costs that are associated with a restructuring; discontinued operation, plant closing or other exit or disposal activity. Furthermore, SFAS No. 146 establishes that fair value is the objective for initial measurement of the liabilities. This Statement is effective for exit or disposal activities that are initiated after December 31, 2002. During 2003 the Company recognized $136,947 of restructuring costs for lease termination and restructuring associated with the closure of its Pennsylvania facility and move to the Alliance facility in San Diego, CA.

        In January 2003, the FASB issued FASB Interpretation No. ("FIN") 46, "Consolidation of Variable Interest Entities," which was originally effective on July 1, 2003. In December 2003, the FASB deferred the effective date for applying the provisions of FIN 46 to March 31, 2004 for interests held by public companies in variable interest entities or potential variable interest entities created before February 1,

42

2003. The Company has completed its evaluation of the provisions of FIN 46 and does not have any significant interests in variable interest entities. Accordingly, the adoption of FIN 46 did not have a material impact on the results of operations or the financial position of the Company.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

        On November 14, 2003 BDO Seidman, LLP informed IMCOR that they were declining to stand for re-election as IMCOR's auditors. IMCOR's Board of Directors did not believe that it was necessary to take any action in response to BDO Seidman, LLP's decision not to stand for re-election and accordingly did not recommend or approve this decision.

        On November 18, 2003, IMCOR's Board of Directors, upon recommendation of the Audit Committee, engaged Moss Adams LLP as independent auditor, replacing BDO Seidman, LLP.

        BDO Seidman, LLP's reports on IMCOR's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than a qualification related to the entity's ability to continue as going concern.

        During IMCOR's two most recent fiscal years and through the date of BDO Seidman, LLP's declination to stand for re-election, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman, LLP's satisfaction, would have caused BDO Seidman, LLP to make reference to the subject matter in connection with its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.

        BDO Seidman has stated its agreement with the above statements in its letter to IMCOR dated November 18, 2003.

ITEM 8A. CONTROLS AND PROCEDURES.

        Disclosure controls and procedures are defined by the SEC as those controls and other procedures that are designed to ensure that information required to be disclosed in the company's filings under the Securities Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. The company's Chief Executive Officer and Chief Financial Officer have evaluated the company's disclosure controls and procedures within 90 days prior to the filing of this Annual Report on Form 10-KSB and have determined that such disclosure controls and procedures are effective.

        Subsequent to the company's evaluation, there were no significant changes in internal controls or other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies over financial reporting and material weaknesses.

43

PART III.

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; AND COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

        The information required by Item 9 is incorporated by reference to the information under the captions "Directors, Executive Officers, Promoters and Control Persons; and Compliance with Section 16(a) of the Exchange Act" in our definitive proxy statement for the 2004 annual meeting of stockholders.

        As of December 31, 2003, we have not adopted a Code of Ethics for financial executives, which include our Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as required by sections 406 and 407 of the Sarbanes-Oxley Act of 2002.

        We are in the infancy stages of our business operations and have not had resources available or all principal executives in place to properly design and adopt a code of ethics. In addition, during fiscal year 2003, our resources and operations were substantially constrained due to the lack of operating capital. We currently have approximately 30 employees, of which only three are either a principal executive or financial officer, and have reduced our overhead expenses in order to operate within the constraints of our limited revenues and capital. Because of our small staff, the involvement of management and the Board of Directors in the business and operations of the Company, and the internal policies of the Company, we have not adopted a separate code of ethics for principal executive and financial officers.

        We will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, our management intends to promote honest and ethical conduct, full and fair disclosure in our reports to the SEC, and compliance with applicable governmental laws and regulations.

ITEM 10. EXECUTIVE COMPENSATION.

        The information required by Item 10 is incorporated by reference to the information under the caption "Executive Compensation" in our definitive proxy statement for the 2004 annual meeting of stockholders.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

        The information required by Item 11 is incorporated by reference to the information under the caption "Security Ownership of Certain Beneficial Owners and Management" in our definitive proxy statement for the 2004 annual meeting of stockholders.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

        The information required by Item 12 is incorporated by reference to the information under the caption "Certain Relationships and Related Transactions" in our definitive proxy statement for the 2004 annual meeting of stockholders.

44

ITEM 13. EXHIBITS, LIST AND REPORTS ON FORM 8-K.

        (a)   Exhibits

        The following is a list of exhibits filed as part of this Form 10-KSB. Exhibits that were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filings is indicated in parentheses.

EXHIBIT NO.	DESCRIPTION
+2.1
Asset Purchase Agreement dated as of June 10, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Alliance Pharmaceutical Corp. (Filed as Exhibit 2.1 to the company's Form 8-K dated June 20, 2003 and incorporated herein by reference.)
+3.1	Articles of Incorporation of IMCOR Pharmaceutical Co., as amended (Filed as Exhibit E to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+3.2
Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock. (Filed as Exhibit 3.5 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
+3.3	Amended and Restated Bylaws of IMCOR Pharmaceutical Co. (Filed as Exhibit C to the company's Information Statement on Form DEF 14C dated December 23, 2002 and incorporated herein by reference.)
+4.1
Form of Secured Promissory Note by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P., and Xmark Fund, Ltd. dated June 18, 2003. (Filed as Exhibit 10.4 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+4.2
Form of Revolving Convertible Senior Secured Promissory Note by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP dated June 18, 2003. (Filed as Exhibit 10.7 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
*4.3	Form of Secured Promissory Note by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP.
+4.4
Registration Rights Agreement entered into as of November 12, 2002 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Tannebaum, LLC. (Filed as Exhibit D to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+4.5
Form of Registration Rights Agreement dated as of December 30, 2002 entered into by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., DMG Legacy Institutional Fund LLC, DMG Legacy Fund LLC, and DMG Legacy International Ltd. (Filed as Exhibit 10.7 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)

45

+4.6
Incentive Stock Option Award Agreement entered into by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Taffy J. Williams, Ph.D. dated May 17, 2000. (Filed as Exhibit 10.4 to the company's Current Report on Form 8-K dated May 17, 2001 and incorporated herein by reference.)
+4.7
Incentive Stock Option Award Agreement entered into by IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Brooks Boveroux dated August 1, 2000. (Filed as Exhibit 10.13 to the company's Annual Report on Form 10-K dated December 31, 2000 and incorporated herein by reference.)
+4.8
Amended Warrant Certificates between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Farcap Group LLC dated as of January 31, 2003. (Filed as Exhibit 10.15 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+4.9
Warrant to Purchase Shares of Common Stock dated October 20, 1999 between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Elan International Services, Ltd. (Filed as Exhibit 10.9 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
+4.10
Warrant Agreement dated as of November 12, 2002 between Broadmark Capital LLC and IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.). (Filed as Exhibit 10.27 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
*4.11	Non-Qualified Stock Option Award Agreement dated as of January 14, 2004 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Taffy J. Williams, Ph.D.
+9.1
Voting, Drag-Along and Right of First Refusal Agreement entered into as of November 12, 2002 by and among Robert J. Weinstein, M.D., Stuart P. Levine, Tannebaum, LLC, Mi3 L.P., Oxford Bioscience Partners IV L.P. and MRNA Fund II L.P. (Filed as Exhibit G to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+10.1
Letter Agreement entered into as of August 29, 2002 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Clinical Regulatory Strategies, LLC (Filed as Exhibit 10.2 to the company's quarterly report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference.)
+10.2
Employment Agreement entered into by and between the company and Brooks Boveroux, dated October 28, 2002.(Filed as Exhibit 10.9 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+10.3
Form of Indemnification Agreement entered into by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each Director and Senior Vice President of the company. (Filed as Exhibit 10.13 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+10.4
Tufts University Sponsored Research Agreement dated August 1, 1999 by and between Photogen, Inc. and Tufts University, a/k/a Trustees of Tufts College. (Filed as Exhibit 10.3 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.

46

+10.5
License Agreement effective as of September 30, 1999 between The General Hospital Corporation and Photogen, Inc. (Filed as Exhibit 10.7 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.6
Securities Purchase Agreement dated as of October 20, 1999, among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Elan International Services, Ltd. (Filed as Exhibit 10.8 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.7
License Agreement dated October 20, 1999 between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Photogen Newco Ltd. and Elan Pharma International Limited. (Filed as Exhibit 10.13 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.8
License Agreement dated October 20, 1999 between Elan Pharma International Limited, Photogen Newco Ltd. and IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.). (Filed as Exhibit 10.14 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.9
Subscription, Joint Development and Operating Agreement dated October 20, 1999 between Elan Pharma International Limited, Elan International Services, Ltd., IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Photogen Newco Ltd. (Filed as Exhibit 10.15 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.10
Equipment Lease between Picker Financial Group, L.L.C. and Photogen, Inc. dated October 25, 1999. (Filed as Exhibit 10.37 to the company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and incorporated herein by reference.)
+10.11
Going Forward Agreement dated as of May 2, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P., and Xmark Fund, Ltd. (Filed as Exhibit 10.1 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.12
Security Agreement dated as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P. and Xmark Fund, Ltd. (Filed as Exhibit 10.2 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.13
Patent and Trademark Security Agreement dated as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P., and Xmark Fund, Ltd. (Filed as Exhibit 10.3 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.14
Security Agreement dated as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP. (Filed as Exhibit 10.5 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)

47

+10.15
Patent and Trademark Security Agreement dated as of as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP. (Filed as Exhibit 10.6 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.16
Equipment Lease dated as of June 18, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Baxter Healthcare Corporation. (Filed as Exhibit 10.8 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.17
Letter Agreement dated as of August 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, Ltd. and Xmark Fund, L.P. (Filed as Exhibit 10.1 to the Company's Form 8-K filed on August 20, 2003 and incorporated herein by reference.)
*10.18	Letter Agreement dated June 6, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Jack DeFranco.
+10.19
Letter Agreement dated July 23, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Taffy J. Williams, Ph.D. (Filed as Exhibit 10.5 to the company's Form 10-QSB for the quarter ended September 30, 2003 and incorporated herein by reference).
*10.20	Form of Letter Agreement by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each outside director.
+10.21
License Agreement dated December 16, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Kyosei Pharmaceutical Co. Ltd. (Filed as Exhibit 10.1 to the Company's report on Form 8-K filed on December 18, 2003 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+21	List of subsidiaries of the company (Filed as Exhibit 21 to the Company's Form 10-K for the year ended December 31, 2002 and incorporated herein by reference.)
*31.1	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
*31.2	Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
*32.1	Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
*32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

+
Incorporated by Reference.

*
Filed herewith.

(b)
Reports On Form 8-K.

        During the quarter ended December 31, 2003 we filed the following reports on Form 8-K:

          1.     On October 27, 2003 we filed a Current Report on Form 8-K with respect to disclosure of pro-forma financial information of the company's acquisition of the medical imaging business of Alliance Pharmaceutical Corp.

48

          2.     On November 18, 2003 we filed a Current Report on Form 8-K with respect to the resignation of BDO Seidman as the company's independent auditor and the appointment of Moss Adams LLP as the company's independent auditor.

          3.     On November 26, 2003 we filed a Current Report on Form 8-K amending the report of November 18, 2003 to include that the Board of Directors did not believe that it was necessary to take any action in response to BDO Seidman, LLP's decision not to stand for re-election and accordingly did not recommend or approve this decision.

          4.     On December 18, 2003 we filed a Current Report on Form 8-K announcing a License Agreement with Kyosei Pharmaceutical Co. Ltd. ("Kyosei"), a subsidiary of the Sakai Group. The Agreement gives Kyosei an exclusive license to develop and market Imagent® (perflexane lipid microspheres) for all indications in Japan

ITEM 14. Principal Accountant Fees and Services.

        The information required by Item 14 is incorporated by reference to the information under the caption "Independent Public Accountants" in our definitive proxy statement for the 2004 annual meeting of shareholders.

49

SIGNATURES

        In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 13, 2004	IMCOR Pharmaceutical Co.
	By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D. President and Chief Executive Officer

        In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D.	President, Chief Executive Officer and Director, Chairman of the Board (principal executive officer)	April 13, 2004
By:	/s/ BROOKS BOVEROUX Brooks Boveroux	Senior Vice President—Finance, Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)	April 13, 2004
By:	/s/ ALAN D. WATSON Alan D. Watson, Ph.D.	Director	April 13, 2004
By:	/s/ JONATHAN FLEMING Jonathan Fleming	Director	April 13, 2004
By:	/s/ RICHARD T. DEAN Richard Dean, Ph.D.	Director	April 13, 2004
By:	/s/ WILLIAM D. MCPHEE William D. McPhee	Director	April 13, 2004

50

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
+2.1
Asset Purchase Agreement dated as of June 10, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Alliance Pharmaceutical Corp. (Filed as Exhibit 2.1 to the company's Form 8-K dated June 20, 2003 and incorporated herein by reference.)
+3.1	Articles of Incorporation of IMCOR Pharmaceutical Co., as amended (Filed as Exhibit E to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+3.2
Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock. (Filed as Exhibit 3.5 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
+3.3	Amended and Restated Bylaws of IMCOR Pharmaceutical Co. (Filed as Exhibit C to the company's Information Statement on Form DEF 14C dated December 23, 2002 and incorporated herein by reference.)
+4.1
Form of Secured Promissory Note by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P., and Xmark Fund, Ltd. dated June 18, 2003. (Filed as Exhibit 10.4 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+4.2
Form of Revolving Convertible Senior Secured Promissory Note by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP dated June 18, 2003. (Filed as Exhibit 10.7 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
*4.3	Form of Secured Promissory Note by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP.
+4.4
Registration Rights Agreement entered into as of November 12, 2002 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Tannebaum, LLC. (Filed as Exhibit D to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+4.5
Form of Registration Rights Agreement dated as of December 30, 2002 entered into by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., DMG Legacy Institutional Fund LLC, DMG Legacy Fund LLC, and DMG Legacy International Ltd. (Filed as Exhibit 10.7 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+4.6
Incentive Stock Option Award Agreement entered into by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Taffy J. Williams, Ph.D. dated May 17, 2000. (Filed as Exhibit 10.4 to the company's Current Report on Form 8-K dated May 17, 2001 and incorporated herein by reference.)

51

+4.7
Incentive Stock Option Award Agreement entered into by IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Brooks Boveroux dated August 1, 2000. (Filed as Exhibit 10.13 to the company's Annual Report on Form 10-K dated December 31, 2000 and incorporated herein by reference.)
+4.8
Amended Warrant Certificates between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Farcap Group LLC dated as of January 31, 2003. (Filed as Exhibit 10.15 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+4.9
Warrant to Purchase Shares of Common Stock dated October 20, 1999 between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Elan International Services, Ltd. (Filed as Exhibit 10.9 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
+4.10
Warrant Agreement dated as of November 12, 2002 between Broadmark Capital LLC and IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.). (Filed as Exhibit 10.27 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
*4.11	Non-Qualified Stock Option Award Agreement dated as of January 14, 2004 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Taffy J. Williams, Ph.D.
+9.1
Voting, Drag-Along and Right of First Refusal Agreement entered into as of November 12, 2002 by and among Robert J. Weinstein, M.D., Stuart P. Levine, Tannebaum, LLC, Mi3 L.P., Oxford Bioscience Partners IV L.P. and MRNA Fund II L.P. (Filed as Exhibit G to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+10.1
Letter Agreement entered into as of August 29, 2002 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Clinical Regulatory Strategies, LLC (Filed as Exhibit 10.2 to the company's quarterly report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference.)
+10.2
Employment Agreement entered into by and between the company and Brooks Boveroux, dated October 28, 2002. (Filed as Exhibit 10.9 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+10.3
Form of Indemnification Agreement entered into by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each Director and Senior Vice President of the company. (Filed as Exhibit 10.13 to the company's Annual Report on Form 10-K for dated December 31, 2002 and incorporated herein by reference.)
+10.4
Tufts University Sponsored Research Agreement dated August 1, 1999 by and between Photogen, Inc. and Tufts University, a/k/a Trustees of Tufts College. (Filed as Exhibit 10.3 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.5
License Agreement effective as of September 30, 1999 between The General Hospital Corporation and Photogen, Inc. (Filed as Exhibit 10.7 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.

52

+10.6
Securities Purchase Agreement dated as of October 20, 1999, among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Elan International Services, Ltd. (Filed as Exhibit 10.8 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.7
License Agreement dated October 20, 1999 between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Photogen Newco Ltd. and Elan Pharma International Limited. (Filed as Exhibit 10.13 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.8
License Agreement dated October 20, 1999 between Elan Pharma International Limited, Photogen Newco Ltd. and IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.). (Filed as Exhibit 10.14 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.9
Subscription, Joint Development and Operating Agreement dated October 20, 1999 between Elan Pharma International Limited, Elan International Services, Ltd., IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Photogen Newco Ltd. (Filed as Exhibit 10.15 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.10
Equipment Lease between Picker Financial Group, L.L.C. and Photogen, Inc. dated October 25, 1999. (Filed as Exhibit 10.37 to the company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and incorporated herein by reference.)
+10.11
Going Forward Agreement dated as of May 2, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P., and Xmark Fund, Ltd. (Filed as Exhibit 10.1 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.12
Security Agreement dated as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P. and Xmark Fund, Ltd. (Filed as Exhibit 10.2 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.13
Patent and Trademark Security Agreement dated as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, L.P., and Xmark Fund, Ltd. (Filed as Exhibit 10.3 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.14
Security Agreement dated as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP. (Filed as Exhibit 10.5 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.15
Patent and Trademark Security Agreement dated as of as of June 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Mi3 LP. (Filed as Exhibit 10.6 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)

53

+10.16
Equipment Lease dated as of June 18, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Baxter Healthcare Corporation. (Filed as Exhibit 10.8 to the Company's 8-K filed on June 20, 2003 and incorporated herein by reference.)
+10.17
Letter Agreement dated as of August 18, 2003 by and among IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.), Xmark Fund, Ltd. and Xmark Fund, L.P. (Filed as Exhibit 10.1 to the Company's Form 8-K filed on August 20, 2003 and incorporated herein by reference.)
*10.18	Letter Agreement dated June 6, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Jack DeFranco.
+10.19
Letter Agreement dated July 23, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Taffy J. Williams, Ph.D. (Filed as Exhibit 10.5 to the company's Form 10-QSB for the quarter ended September 30, 2003 and incorporated herein by reference).
*10.20	Form of Letter Agreement by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and each outside director.
+10.21
License Agreement dated December 16, 2003 by and between IMCOR Pharmaceutical Co. (f/k/a Photogen Technologies, Inc.) and Kyosei Pharmaceutical Co. Ltd. (Filed as Exhibit 10.1 to the Company's report on Form 8-K filed on December 18, 2003 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+21	List of subsidiaries of the company (Filed as Exhibit 21 to the Company's Form 10-K for the year ended December 31, 2002 and incorporated herein by reference.)
*31.1	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
*31.2	Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
*32.1	Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
*32.2	Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Filed herewith

+
Incorporated herein by reference

54

        In November 2002, the FASB issued Interpretation No. (FIN) 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Interpretation No. 45 requires a guarantor to include disclosure of certain obligations, and if applicable, at the inception of the guarantee, recognize a liability for the fair value of other certain obligations undertaken in issuing a guarantee. The recognition requirement is effective for guarantees issued or modified after December 31, 2002 and did not have a material impact on the Company.

ITEM 7. FINANCIAL STATEMENTS.

Report of Independent Certified Public Accountants

Board of Directors
IMCOR Pharmaceutical Co. (formerly Photogen Technologies, Inc.)

        We have audited the accompanying consolidated balance sheet of IMCOR Pharmaceutical Co. (formerly Photogen Technologies, Inc.), a development stage company, as of December 31, 2003, and the related consolidated statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IMCOR Pharmaceutical Co. (formerly Photogen Technologies, Inc.) at December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has reported accumulated losses since inception of $51,518,697, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MOSS ADAMS, LLP San Diego, CA March 31, 2004

Report of Independent Certified Public Accountants

Board of Directors
Photogen Technologies, Inc.
New Hope, Pennsylvania

        We have audited the accompanying consolidated balance sheet of Photogen Technologies, Inc., a development stage company, as of December 31, 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2001 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Photogen Technologies, Inc. at December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2002, in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has reported accumulated losses $28,745,194 through December 31, 2002, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO SEIDMAN, LLP Chicago, Illinois March 7, 2003

IMCOR Pharmaceutical Co.
(A Development Stage Company)

Consolidated Balance Sheets

December 31,	2002	2003
Assets
Current Assets
Cash and cash equivalents	$6,090,904	$1,657,594
Deposits	98,721	108,721
Prepaid expenses	693,313	492,718

Total Current Assets	$6,882,938	$2,259,033
Property, Plant and Equipment, less accumulated depreciation of $14,651 and $996,091, respectively.	36,000	6,294,560
Patent Costs, net of amortization of $142,359 and $183,854, respectively	357,641	316,146
Deposits	14,383	338,383
Investment in Alliance	1,255,000	—
Purchased Technology, net of amortization of $0 and $658,217, respectively	—	14,979,929
Investment in and Advances to Affiliate	8,192,452	2,803,114

Total Assets	$16,738,414	$26,991,165

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable	$835,003	$1,884,791
Accrued expenses	34,132	3,281,792
Accrued equipment lease	401,664	586,052
Lines of Credit	—	12,064,716
Notes Payable	—	1,250,000

Total Current Liabilities	1,270,799	19,067,351
Deferred contract revenue	—	2,000,000
Accrued Equipment Lease	401,664	133,888
Shares Subject to Rescission	650,000	—
Puttable Shares	—	1,969,668
Shareholders' Equity
Preferred stock; par value $.01 per share; 5,000,000 shares authorized including:
Series A Preferred Stock; 12,856 shares authorized, issued and outstanding, liquidation preference $1,000 per share (in aggregate $12,856,000)	128	128
Common stock; par value $.001 per share; 150,000,000 shares authorized; 16,137,465 and 19,464,548 shares issued and outstanding, respectively	16,137	19,465
Additional paid-in capital	43,144,880	50,199,203
Common Stock to be issued	—	5,120,159
Deficit accumulated during the development stage	(28,745,194)	(51,518,697)

Total Shareholders' Equity	14,415,951	3,820,258

Total Liabilities and Shareholders' Equity	$16,738,414	$26,991,165

See accompanying notes to consolidated financial statements.

IMCOR Pharmaceutical Co.

Consolidated Statements of Operations

	Year Ended Dec 31, 2001	Year Ended Dec 31, 2002	Year Ended Dec 31, 2003	Cumulative Amounts From Nov 3, 1996 (Inception) to Dec 31, 2003
Operating Expenses
Research and development	$437,958	$1,227,897	$2,529,679	$6,886,316
Sales, general and administrative	3,220,584	4,030,083	14,241,767	30,889,289
Restructuring charges	—	807,483	136,947	1,541,455
Provision for future lease payments	1,264,208	—	—	1,264,208

Total operating expenses	4,922,750	6,065,463	16,908,393	40,581,268
Loss From Joint Venture	(1,952,758)	(3,452,837)	(5,389,338)	(12,304,354)
Investment Income	110,741	1,563	7,394	1,216,335
Interest Expense	(48,429)	(418,466)	(483,167)	(950,062)

Loss from continuing operations	(6,813,196)	(9,935,203)	(22,773,504)	(52,619,349)
Discontinued Operations
Loss from operations of discontinued therapeutic business	(2,909,820)	(1,496,430)	—	(10,679,101)
Gain from split-off of therapeutic business	—	11,779,752	—	11,779,752

Income (loss) from discontinued operations	(2,909,820)	10,283,322	—	1,100,651

Net Income (Loss)	(9,723,016)	348,119	(22,773,504)	$(51,518,698)

Dividends on Preferred Stock	(2,943,755)	(1,997,723)	(1,066,280)

Net Loss Applicable to Common Shareholders	$(12,666,771)	$(1,649,604)	$(23,839,784)

Basic and Diluted Loss Per Common Share from Continuing Operations	$(1.03)	$(1.17)	$(1.24)

Basic and Diluted Income (Loss) Per Common Share from Discontinued Operations	$(0.30)	$1.01	$—

Basic and Diluted Loss Per Common Share	$(1.33)	$(0.16)	$(1.24)

Weighted Average Number of Common Shares Outstanding—Basic and Diluted	9,507,693	10,187,619	19,265,599

See accompanying notes to consolidated financial statements.

IMCOR Pharmaceutical Co.

Consolidated Statement of Shareholders' Equity

	Preferred Stock
	Series A		Series B		Common Stock					Deficit Accumulated Development Stage
							Members' Capital	Common Stock To be Issued	Additional Paid-in Capital
	Shares	Amount	Shares	Amount	Shares	Amount					Total
Contribution of capital	—	$—	—	$—	—	$—	$7,268	—	$—	$—	$7,268
Net loss for the period ended December 31, 1996	—	—	—	—	—	—	(1,779)	—	—	—	(1,779)

Balance, at May 15, 1997	—	$—	—	$—	—	$—	$9,000	—	$—	$(3,511)	$5,489
Issuance of common stock	—	—	—	—	1,578,208	1,578	—	—	1,801,872	—	1,803,450
Effect of recapitalization and merger	—	—	—	—	7,421,792	7,422	(9,000)	—	1,203,765	1,732	1,203,919
Cost associated with recapitalization and merger	—	—	—	—	—	—	—	—	(371,111)	—	(371,111)
Net loss for the period May 16, 1997 to December 31, 1997	—	—	—	—	—	—	—	—	—	(554,702)	(554,702)

Balance, at December 31, 1997	—	—	—	—	9,000,000	9,000	—	—	2,634,526	(556,481)	2,087,045
Issuance of common stock	—	—	—	—	218,755	219	—	—	6,999,781	—	7,000,000
Costs associated with common stock issuance	—	—	—	—	—	—	—	—	(50,000)	—	(50,000)
Options issued to consultants	—	—	—	—	—	—	—	—	45,446	—	45,446
Net loss for the year ended December 31, 1998	—	—	—	—	—	—	—	—	—	(1,973,913)	(1,973,913)

Balance, at December 31, 1998	—	—	—	—	9,218,755	9,219	—	—	9,629,753	(2,530,394)	7,108,578
Exercise of stock options	—	—	—	—	1,125	1	—	—	50,062	—	50,063
Issuance of warrants and options	—	—	—	—	—	—	—	—	3,664,749	—	3,664,749
Issuance of common stock	—	—	—	—	125,967	126	—	—	6,082,528	—	6,082,654
Issuance of preferred stock	12,015	120	—	—	—	—	—	—	11,578,839	—	11,578,959
Net loss for the year ended December 31, 1999	—	—	—	—	—	—	—	—	—	(6,052,841)	(6,052,841)

Balance, at December 31, 1999	12,015	120	—	—	9,345,847	9,346	—	—	31,005,931	(8,583,235)	22,432,162
Stock option compensation	—	—	—	—	—	—	—	—	125,020	—	125,020
Issuance of warrants and options	—	—	—	—	—	—	—	—	1,366,050	—	1,366,050
Issuance of preferred stock dividend	841	8	—	—	—	—	—	—	(8)	—	—
Issuance of preferred stock	—	—	337,056	3,370	—	—	—	—	5,272,970	—	5,276,340
Net loss for the year ended December 31, 2000	—	—	—	—	—	—	—	—	—	(10,787,062)	(10,787,062)

Balance, at December 31, 2000	12,856	128	337,056	3,370	9,345,847	9,346	—	—	37,769,963	(19,370,297)	18,412,510
Stock option compensation	—	—	—	—	—	—	—	—	64,729	—	64,729
Issuance of common stock for cash	—	—	—	—	49,245	49	—	—	418,674	—	418,723
Issuance of common stock in satisfaction Of anti-dilution provision	—	—	—	—	190,856	191	—	—	(191)	—	—
Issuance of preferred stock dividend	—	—	20,224	202	—	—	—	—	(202)	—	—
Net loss for the year ended December 31, 2001	—	—	—	—	—	—	—	—	—	(9,723,016)	(9,723,016)

Balance, at December 31, 2001	12,856	128	357,280	3,572	9,585,948	9,586	—	—	38,252,973	(29,093,313)	9,172,946
Stock option compensation	—	—	—	—	—	—	—	—	73,870	—	73,870
Issuance of warrants for service	—	—	—	—	—	—	—	—	322,000	—	322,000
Issuance of options in settlement of lawsuit	—	—	—	—	—	—	—	—	806,415	—	806,415
Employee compensation from stock options	—	—	—	—	—	—	—	—	988,184	—	988,184
Issuance of preferred stock dividends	—	—	40,194	402	—	—	—	—	(402)	—	—
Conversion of Series B to common stock	—	—	(397,474)	(3,974)	422,316	422	—	—	3,552	—	—
Beneficial inducement costs for convertible debt converted	—	—	—	—	—	—	—	—	206,348	—	206,348
Conversion of line of credit with Élan to common stock	—	—	—	—	128,437	128	—	—	3,082,359	—	3,082,487
Conversion of line of credit with entity controlled by director of company to common stock	—	—	—	—	2,314,815	2,315	—	—	— 2,497,685	—	2,500,000
Retirement of common stock returned in shareholder transaction	—	—	—	—	(5,137,109)	(5,137)	—	—	(12,221,182)	—	(12,226,319)
Issuance of common stock for cash	—	—	—	—	8,823,058	8,823	—	—	9,133,078	—	9,141,901
Net income for the year ended December 31, 2002	—	—	—	—	—	—	—	—	—	348,119	348,119

Balance, at December 31, 2002	12,856	$128	—	$—	16,137,465	$16,137	$—	$—	$43,144,880	$(28,745,194)	$14,415,951
Issuance of common stock for cash	—	—	—	—	27,778	28	—	—	29,972	—	30,000
Issuance of common stock for standstill agreement	—	—	—	—	750,000	750	—	—	1,173,000	—	1,173,750
Conversion of Series B to common stock	—	—	—	—	100	—	—	—	—	—	—
Options issued to consultants for services	—	—	—	—	—	—	—	—	9,200	—	9,200
Shares issued to consultant for services	—	—	—	—	68,750	69	—	—	132,193	—	132,262
Employee compensation from stock options	—	—	—	—	—	—	—	—	1,236,566	—	1,236,566
Shares issued in Technology Purchase	—	—	—	—	2,198,137	2,198	—	—	5,581,070	—	5,583,268
Shares to be issued in Technology Purchase	—	—	—	—	—	—	—	5,043,226	—	5,043,226
Shares previously subject to rescission	—	—	—	—	124,627	125	—	—	649,875	—	650,000
Shares issued to Xmark for penalties	—	—	—	—	98,826	99	—	—	163,577	—	163,676
Shares issued to Xmark for interest	—	—	—	—	21,649	22	—	—	48,575	—	48,597
Shares to be issued to Xmark and other former Alliance creditors for interest and penalties	—	—	—	—	—	—	—	76,933	—	—	76,933
Options exercised through cashless exercise	—	—	—	—	37,216	37	—	—	(37)	—	—
Xmark puttable shares classified as mezzanine equity	—	—	—	—	—	—	—	—	(1,969,668)	—	(1,969,668)
Net loss for the year ended December 31, 2003	—	—	—	—	—	—	—	—	—	(22,773,504)	(22,773,504)

Balance, at December 31, 2003	12,856	$128	—	$—	19,464,548	$19,465	$—	$5,120,159	$50,199,203	$(51,518,698)	$3,820,257

See accompanying notes to consolidated financial statements.

IMCOR Pharmaceutical Co.

Consolidated Statements of Cash Flows

	Year Ended Dec 31, 2001	Year Ended Dec 31, 2002	Year Ended Dec 31, 2003	Cumulative Amounts From Nov 3, 1996 (Inception) to Dec 31, 2003
Cash Flows From Operating Activities
Net income (loss)	$(9,723,016)	$348,119	$(22,773,504)	$(51,518,698)
Loss from discontinued operations	2,909,820	1,496,430	—	10,679,101
Depreciation and amortization	442,191	371,319	1,023,080	2,700,984
Loss (gain) on disposal of equipment and leasehold improvements	(4,617)	—	—	38,424
Gain on sale of marketable securities	—	—	—	(18,503)
United States Treasury Notes amortization	(1,029)	—	—	12,586
Gain on sale of therapeutic business	—	(11,779,752)	—	(11,779,752)
Allowance for notes receivable	—	—	658,217	658,217
Stock option compensation	64,729	1,062,054	1,245,768	2,924,338
Accrued interest on line of credit	—	—	318,035	318,035
Note payable for services rendered	—	—	329,681	329,681
Beneficial inducement costs for convertible notes	—	206,348	—	206,348
Issuance of warrants in exchange for services rendered	760,363	322,000	—	4,317,091
Issuance of stock options in settlement of lawsuit	—	806,415	—	806,415
Issuance of stock for standstill agreement	—	—	1,337,426	1,337,426
Issuance of stock for services rendered	—	—	132,262	132,262
Issuance of stock for interest payments and penalties	—	—	125,530	125,530
Loss from investment in affiliate	1,952,758	3,452,837	5,389,338	12,304,354
Changes in operating assets and liabilities
Prepaid expenses	152,340	(663,538)	200,595	(492,718)
Interest receivable	93,219	—	—	—
Receipt of deferred contract revenue	—	—	2,000,000	2,000,000
Accounts payable	(267,945)	531,229	1,049,787	1,954,790
Accrued expenses	(11,278)	(298,465)	(174,375)	95,334
Accrued equipment lease	1,123,740	10,237	(83,388)	1,050,589

Net cash used in continuing operating activities	(2,508,725)	(4,134,767)	(9,221,549)	(21,818,167)

Net cash used in discontinued operations	(2,909,820)	(1,496,430)	—	(10,679,101)

Cash Flows From Investing Activities
Sale of marketable securities	$—	$—	$—	$2,164,464
Purchases of marketable securities	—	—	—	(2,182,967)
Purchases of United States Treasury Notes	(4,870,000)	—	—	(38,656,973)
Sales of United States Treasury Notes	9,815,000	—	—	39,778,548
Purchase of equipment and leasehold Improvements	(45,938)	—	—	(636,877)
Proceeds from sale of equipment	145,551	—	—	145,551
Costs to acquire patent	—	—	—	(237,335)
Investment in and advances to affiliate	(2,245,948)	(650,609)	—	(15,107,468)
Increase in note receivable	—	(1,255,000)	—	(1,255,000)
Decrease (increase) in deposit	(14,383)	100,000	(334,000)	(777,753)
Purchse of Imagent business	—	—	(5,074,761)	(5,074,761)
Principal payment on acquisition of debt	—	—	(1,250,000)	(1,250,000)

Net cash provided by (used in) investing activities	2,784,282	(1,805,609)	(6,658,761)	(23,090,571)

Net cash used in investing activities of discontinued operations	—	—	—	(1,306,676)

Cash Flows From Financing Activities
Principal payments on capital leases	$(18,356)	$—	$—	$(291,704)
Net proceeds from issuance of equity	1,068,723	9,141,901	30,000	40,539,340
Proceeds from capital contributions by shareholders	—	—	—	1,911,674
Proceeds from issuance of debt	2,314,005	3,032,905	11,417,000	16,763,910
Cost of recapitalization	—	—	—	(371,111)

Net cash provided by financing activities	3,364,372	12,174,806	11,447,000	58,552,109

Net Increase (Decrease) in Cash and Cash Equivalents	730,109	4,738,000	(4,433,310)	1,657,594
Cash and Cash Equivalents, at beginning of year	622,795	1,352,904	6,090,904	—

Cash and Cash Equivalents, at end of year	$1,352,904	$6,090,904	$1,657,594	$1,657,594

Noncash Investing and Financing Activies (Notes 3, 4, 8, and 9)

IMCOR Pharmaceutical Co.

Notes to Consolidated Financial Statements

1.    Organization and Significant Accounting Policies

Nature of Operations

        IMCOR Pharmaceutical Co. ((formerly Photogen Technologies, Inc.), the "Company") is an emerging, development-stage specialty pharmaceutical company focused on developing and marketing medical imaging pharmaceutical products. The company has one FDA approved product, Imagent® (perflexane lipid microspheres), an ultrasound imaging contrast agent that it acquired in June 2003, and two additional contrast agents in development for use in computed tomography (CT) and x-ray imaging with potential applications (1) as a blood pool agent, to diagnose diseased tissue in the cardiovascular system and other organs, which is called PH-50, and (2) to diagnose cancer metastasizing into the lymphatic system, which is called N1177. The product designations PH-50 and N1177 refer to the same chemical entity. The two names distinguish commercialization rights between cardiovascular imaging (and all other indications) (PH-50) to which we retain rights, and the field of lymphography (N1177), which is licensed to our joint venture (Sentigen, Ltd.) with affiliates of Elan. On February 5, 2004, we changed our name to IMCOR Pharmaceutical Co., reflecting the changed nature of our business to imaging pharmaceuticals.

        In December 2001, we announced positive preclinical results of PH-50. Based on these studies, the extensive preclinical toxicology and other study work, including the product's use in approximately 65 patients for lymphography, we shifted the strategic research direction of IMCOR to focus on the cardiovascular and lymphography applications. We accomplished this shift in focus also by splitting off our therapeutic line of business, and, in June 2003 acquiring the medical imaging business (the "Imagent business") of Alliance Pharmaceutical Corp. ("Alliance") led by Imagent® (perflexane lipid microspheres), an FDA approved diagnostic imaging agent. Please see Note 3 "Purchased Technology" below.

        For the two years up to the time of our acquisition of the Imagent business, substantially all of our research and development efforts were focused on the preclinical testing of PH-50. During that period, we operated with a very small staff and conducted substantially all of our research activities through contracts with academic institutions and contract research laboratories. In addition, we had conducted research and development activities on the development of certain therapeutic photodynamic therapy applications (namely a product we called PH-10 for the treatment of certain dermatological conditions) and the development of a medical laser. These operations were split off to our founding scientists as of November 12, 2002 and have been recorded as discontinued operations in our financial statements.

        PH-50 and N1177 are still in early stages of development. Of these products, based on the availability of capital, we intend to focus our research efforts first on the continued development of PH-50 and secondly, N1177.

        Pharmaceutical imaging agents are used with echocardiography, computed tomography ("CT"), nuclear medicine and magnetic resonance imaging ("MRI") equipment in order to increase the diagnostic capabilities of these techniques. By enhancing the contrast between different types of tissues, these intravenously administered contrast agents provide critical anatomical and disease state information that is not obtainable using the equipment alone. There are numerous potential applications for a contrast agent used in imaging parts or all of the cardiovascular system as well as other organs. Our products have the potential to enhance a physician's ability to diagnose certain cardiovascular abnormalities and the spread of cancer in the lymphatic system.

        IMCOR is based in San Diego, California. We have approximately 30 full time employees and a 50,000 square foot cGMP (current Good Manufacturing Practices) manufacturing facility at our San Diego location. Our personnel have expertise in sales, marketing and manufacturing, clinical development, clinical trial design and regulatory approval processes. We also work closely with consultants experienced in drug development and regulatory requirements.

Liquidity and Basis of Presentation—Going Concern

        The accompanying financial statements are prepared assuming the Company is a going concern. The Company has reported accumulated losses since inception of $51,518,697. The Company believes it lacks sufficent working capital to fund operations for the entire fiscal year ending December 31, 2004. Substantial additional capital resources will be required to fund its ongoing operations. Management believes there are a number of potential alternatives available to meet the continuing capital requirements such as public or private financings or collaborative agreements. The Company is taking continuing actions to reduce its ongoing expenses. If adequate funds are not availabe, the Company will be required to significantly curtail its operating plans and my have to sell or license out significant portions of the Company's technology or potential products.

        On December 16, 2003, we entered into a License Agreement (the "Kyosei Agreement") with Kyosei Pharmaceutical Co. Ltd. ("Kyosei"), a subsidiary of the Sakai Group. The Kyosei Agreement gives Kyosei an exclusive license to develop and market Imagent for all indications in Japan. The terms of the Kyosei Agreement provide for the payment to IMCOR of up to $10 million in fees and development milestone payments plus royalties on commercial sales. Kyosei will also pay IMCOR to manufacture Imagent for Kyosei's clinical and commercial requirements. In December 2003 we received a payment of $2,000,000, less withholding taxes. Additional payments are expected in 2004 and beyond. Please see Revenue Recognition and Deferred Revenue, below.

        During the next twelve months we will focus our efforts primarily on exploring various options concerning our business, including securing additional financing, joint ventures, licensing or selling all or a portion of our technology and other possible strategic transactions. Our ability to commercialize Imagent and develop PH-50 and N1177 depends on the successful implementation of one or more of these transactions.

        Depending on the availability of capital and whether or not we pursue a sale or licensing strategy for Imagent, we will focus our operating efforts on the sales and marketing of Imagent. If additional capital becomes available, we also expect to conduct preclinical and human clinical studies of our products in development. Subject to the availability of sufficient capital, we expect to continue to incur losses for at least the next three years as we intensify research and development, preclinical and clinical testing and associated regulatory approval activities and engage in or provide for the manufacture and/or sale of any products that we have or may develop.

        Greater capital resources would also enable us to quicken and expand our marketing and research and development activities, and our failure to raise additional capital will (absent a suitable collaborative agreement providing for a third party to take over these functions) significantly impair or curtail our ability to conduct further activities. In any event, complete development and commercialization of our technology will require substantial additional funds. We are seeking to raise capital through the sale of our common stock or other securities in a private placement to fund our immediate and longer-term capital needs.

        The financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from the estimates and assumptions that the Company uses in the preparation of its financial statements.

Cash Equivalents

        Highly liquid investments with a maturity of three months or less when purchased are classified as cash equivalents.

Property, Plant and Equipment

        Property, plant and equipment and leasehold improvements are stated at cost. Depreciation and amortization of equipment are provided for using the straight-line method over the estimated useful lives of the assets. Computers and laboratory equipment are being depreciated over three years, and furniture and fixtures are being depreciated over seven years. Leasehold improvements are being amortized on a straight-line basis over the lives of the respective leases or the service lives of the improvements, whichever is shorter.

Long-Lived Assets

        The Company reviews the carrying values of its long-lived assets for possible impairment whenever an event or change in circumstances indicates that the carrying amount of the assets may not be recoverable. Any long-lived assets held for disposal are reported at the lower of their carrying amounts or fair value less cost to sell.

Patent Costs

        Internal patent costs are expensed in the period incurred. Patents purchased are capitalized and amortized over the remaining life of the patent. Patent amortization expense was $41,666 for each of 2001 2002, and 2003. Amortization of patent costs is expected to be $41,666 annually over the remaining life of the patent, approximately 7.5 years at December 31, 2003.

Purchased Technology

        On June 18, 2003, we closed on the acquisition of assets, including Purchased Technology, related to the diagnostic imaging business, including Imagent, an FDA-approved product, of Alliance. Imagent is an intravenous contrast agent for use with ultrasound imaging equipment to improve visualization of blood vessels for better diagnosis of disease and assessment of organ function. Imagent consists of perfluorochemical-based "microbubbles" that are highly echogenic (reflect ultrasound signals strongly)

in the bloodstream, thereby significantly enhancing ultrasound images. We also entered into a number of agreements related to that acquisition. Included in the purchase were an FDA-approved manufacturing facility, the marketing, manufacturing and supporting infrastructure for the product and an intellectual property portfolio of approximately thirty patents in the area of ultrasound imaging.

        Intangible assets resulting from the acquisition of the Imagent business are estimated by management based on the fair value of the assets received. These intangible assets consist entirely of purchased technology. Purchased Technology related to the Imagent business is amortized on a straight-line basis over the estimated remaining life equal to twelve years. Purchased Technology is stated at cost, less accumulated amortization.

Research and Development

        Research and development costs are charged to expense when incurred.

Revenue Recognition and Deferred Revenue

        The company recognizes revenue from license agreements ratably over the period of the agreement. Unamortized revenue is recorded as deferred revenue. Revenue from the Kyosei Agreement is being recognized over ten years.

Income Taxes

        The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax basis and financial reporting basis of certain assets and liabilities based upon currently enacted tax rates expected to be in effect when such amounts are realized or settled.

Basic and Diluted Loss Per Common Share

        Basic and diluted loss per common share is computed based on the weighted average number of common shares outstanding. Loss per share excludes the impact of outstanding options, warrants and convertible preferred stock as they are antidilutive. Potential common shares excluded from the calculation at December 31, 2001 are 6,519,000 options, 1,149,724 warrants, 1,124,268 shares issuable upon the conversion of Series A and B Preferred Stock and 130,162 shares issuable upon conversion of long-term debt. Potential common shares excluded from the calculation at December 31, 2002 are 4,535,481 options, 237,431 warrants and 151,819 shares issuable upon the conversion of Series A Preferred Stock. Potential common shares excluded from the calculation at December 31, 2003 are 7,210,280 options, 377,431 warrants and 193,378 shares issuable upon the conversion of Series A Preferred Stock. Basic and diluted loss per common share in 2003 includes 1,985,522 shares to be issued upon shareholder approval (see Note 3).

Financial Instruments

        The carrying amounts reported in the consolidated balance sheets for cash, accounts payable and accrued expenses approximate fair value because of the short-term nature of these amounts. The Company's note payable and lines of credit approximate fair value based on instruments with similar terms.

Stock Options

        In December 2002, SFAS No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure—an amendment to FASB Statement No. 123 was issued. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees (APB No. 25). In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123, Accounting for Stock Based Compensation. The company adopted the disclosure requirments of SFAS No. 123 effective December 31, 2002. As allowed by SFAS 123, the Company has elected to continue to apply the intrinsic value-based method of accounting proscribed in APB No. 25 and, accordingly, does not recognize compensation expense for stock option grants made to employees at an exercise price equal to or in excess of the fair value of the stock a the date of grant.

        If the Company had elected to recognize compensation expense based on the fair value at the grant dates, consistent with the method prescribed by SFAS No. 123, net loss per basic and diluted share would have been changed to the pro forma amount indicated below:

	2001	2002	2003
Net loss, as reported	$(12,666,771)	$(1,649,604)	$(22,773,504)
Add stock based employee compensation expense included in reported net loss	—	988,184	1,245,768
Less total stock-based employee compensation expense determined under the fair value based method for all awards	(11,314,458)	(6,084,842)	(5,771,226)

Pro forma net loss	$(23,981,229)	$(6,746,262)	$(27,298,962)

Basic and diluted loss per common share, as reported	$(1.33)	$(0.16)	$(1.24)
Basis and diluted loss per common share, pro forma	$(2.52)	$(0.66)	$(1.42)

        The Company expenses the fair value of stock options granted to nonemployees. During 2002 and 2003, the Company issued stock options to employees with an exercise price less than the market price on the date of grant. Accordingly, compensation expense of $1,245,768 has been recorded in 2003 and $988,184 was recorded in 2002.

        The pro forma information regarding net loss is required by SFAS No. 123, and has been determined as if the Copmany has accounted for its stock-based compensation under the fair value method prescribed in SFAS No. 123. The fair value of the options was estimated at the date of grant using the Black-Scholes pricing model with the following assumptions:

	2001	2002	2003
Weighted average fair value per options granted	$3.64	$1.31	$1.82
Significant assumptions (weighted average)
Risk-free interest rate at grant date	4.8%	2.8%	2.56%
Expected stock price volatility	95.5%	98.0%	98%
Expected option life (years)	5	5	5

Recent Accounting Pronouncements

        In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective as of July 1, 2003. The adoption of SFAS No. 150 did not have a material impact on the results of operations or the financial position of the Company.

        In May 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 did not have an impact on the results of operations or the financial position of the Company.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure", effective for fiscal years ending after December 15, 2002. This rule amends SFAS No. 123 to provide several alternatives for adopting the stock option expense provisions of SFAS No. 123, as well as additional required interim financial statement disclosures. SFAS No. 148 does not require companies to expense stock options in current earnings. The Company has not adopted the provisions of SFAS No. 123 for expensing stock based compensation (see "—Employee stock option and stock purchase plans"); however, the Company has adopted the additional interim disclosure provisions of the statement. The impact of the adoption of SFAS No. 148 did not have a material impact on the results of operations or the financial position of the Company.

        In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 eliminates Emerging Issues Task Force, or EITF, Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." Under SFAS No. 146, liabilities for costs associated with an exit or disposal activity are recognized when the liabilities are incurred, as opposed to being recognized at the date of entity's commitment to an exit plan under EITF No. 94-3. Examples of costs covered by the standard include lease termination cost and certain employee severance costs that are associated with a restructuring; discontinued operation, plant closing or other exit or disposal activity. Furthermore, SFAS No. 146 establishes that fair value is the objective for initial measurement of the liabilities. This Statement is effective for exit or disposal activities that are initiated after December 31, 2002. During 2003 the Company recognized $136,947 of restructuring costs for lease termination and restructuring associated with the closure of its Pennsylvania facility and move to the Alliance facility in San Diego, CA.

        In January 2003, the FASB issued FASB Interpretation No. ("FIN") 46, "Consolidation of Variable Interest Entities," which was originally effective on July 1, 2003. In December 2003, the FASB deferred the effective date for applying the provisions of FIN 46 to March 31, 2004 for interests held by public companies in variable interest entities or potential variable interest entities created before February 1, 2003. The Company has completed its evaluation of the provisions of FIN 46 and does not have any significant interests in variable interest entities. Accordingly, the adoption of FIN 46 did not have a material impact on the results of operations or the financial position of the Company.

        In November 2002, the FASB issued Interpretation No. (FIN) 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." Interpretation No. 45 requires a guarantor to include disclosure of certain obligations, and if applicable, at the inception of the guarantee, recognize a liability for the fair value of other certain obligations undertaken in issuing a guarantee. The recognition requirement is effective for guarantees issued or modified after December 31, 2002 and did not have a material impact on the Company.

2.    Recapitalization and Merger

        On May 16, 1997, MT Financial Group, Inc. (an inactive public company), through its wholly owned subsidiary, effected a reverse merger with Photogen, Inc. ("Photogen"), successor to Photogen, L.L.C. Photogen, L.L.C. was formed on September 10, 1996 and commenced operations November 3, 1996. Photogen, L.L.C. was formed to develop proprietary laser-based technologies related to photodynamic therapy. Legally, Photogen was a wholly owned subsidiary of Photogen Technologies, Inc. (formerly known as MT Financial Group, Inc.), which is, as of February 5, 2004, now known as IMCOR Pharmaceutical Co.

        For financial reporting purposes, Photogen was deemed to be the acquiring entity. The transaction has been reflected in the accompanying financial statements as (1) a recapitalization of Photogen (consisting of a 48,000-for-one stock split and change in par value) and (2) an issuance of shares by Photogen in exchange for all of the outstanding shares of MT Financial Group, Inc.

        As part of the recapitalization, the Company sold 1,578,208 shares of common stock for a total purchase price of approximately $1,803,450. Legal and brokerage fees of approximately $371,000 were charged to additional paid-in capital as costs of the recapitalization and merger. Included in the paid-in capital is the net cash of approximately $109,000 from MT Financial Group, Inc.

3.    Purchased Technology

        On June 18, 2003, the Company acquired the medical imaging business including Imagent® (perflexane lipid microspheres), an FDA-approved product, of Alliance Pharmaceutical Corp. The Company's financial statements include the results of operations for the Purchased Technology from the closing date of the transaction, June 18, 2003, through the end of the reporting period

        Included in the purchase were an FDA-approved manufacturing facility, the marketing, manufacturing and supporting infrastructure for the product, and an intellectual property portfolio of approximately thirty patents in the area of ultrasound imaging. Imagent has been approved for marketing by the FDA for use in patients with sub optimal echocardiograms to opacify the left ventricle and thereby improve visualization of the main pumping chamber of the heart, and to improve delineation of the endocardial borders of the heart. As a result, ultrasound with Imagent may better distinguish normal and abnormal heart structure and function—two critical indicators of cardiac health. Echocardiography is the most widely used imaging modality for the diagnosis of heart disease, the leading cause of death in the U.S. The attractiveness of the ultrasound imaging market potential together with the acquisition of an approved product and an extensive intellectual property portfolio were fundamental reasons for the acquisition and primary determinants of the purchase price.

        The Purchased Technology acquisition costs and allocation to the assets acquired and liabilities assumed including adjustments in the third and fourth quarters 2003 is as follows:

Summary of Purchase Transaction:
Fair value of common stock issued	$5,583,268
Fair value of common stock to be issued	5,043,226
Cash advances in prior year applied	1,255,000
Net current year cash advances applied	2,763,052
Cash paid at closing	669,117
Direct current year payments to vendors on behalf of Alliance	388,387
Acquisition costs	1,254,205

Purchase Price	$16,956,255
Fair Value of Assets Acquired and Liabilities Assumed:
Property, plant & equipment	$7,240,145
Purchased technology	15,638,146
Assumption of debt to Xmark	(2,500,000)
Assumption of certain Alliance liabilities	(3,422,036)

Fair Value of Assets Acquired	$16,956,255

        At the closing, the Company paid approximately $669,000 in cash and delivered 2,198,137 shares of its common stock. In addition to bridge financing the Company provided to Alliance before the closing, its purchase of a $1,250,000 interest in Alliance's obligations to two of its creditors, Xmark Fund, Ltd. and Xmark Fund, L.P. (collectively "Xmark"), and its assumption of specified Alliance operating liabilities related to Imagent, the Company is obligated to pay, at various times between 90 and 365 days after the closing, (i) an aggregate of $2,500,000 to Xmark, (ii) subject to reaching satisfactory agreements with certain Alliance secured and unsecured creditors, an aggregate amount of up to $3,304,793 to creditors other than Xmark and (iii) subject to stockholder approval, deliver an aggregate of approximately 1,985,522 shares of its common stock. On February 5, 2004, the shareholders approved the issuance of the additional shares of common stock.

        We are currently in default under obligations to pay $775,000 to creditors of Alliance Pharmaceutical Co. in connection with our acquisition of Imagent and we are in default under an equipment lease and the lessor has demanded approximately $787,000. We also have not registered the resale of shares we issued in connection with that acquisition, which in some cases is a condition to the effectiveness of agreements to release us from any claims by the Alliance creditor.

        The Company must also pay Alliance further consideration in the form of an earn out based on Imagent revenue, subject to certain reductions, after the closing and through June 2010. This earn out equals, for each year of the earn out: 7.5% of Imagent revenue up to $20,000,000; 10% of Imagent revenue between $20,000,000 and $30,000,000; 15% of Imagent revenue between $30,000,000 and

$40,000,000; and 20% of Imagent revenue above $40,000,000. The earn out will be reduced by amounts the Company pays pursuant to a license agreement with Schering Aktiengesellschaft ("Schering"), net of payments received from Schering under the license, and amounts of any indemnification claims the Company has against Alliance. The earn out is subject to three additional offsets (which are to be applied in the manner described in the Asset Purchase Agreement dated as of June 10, 2003 with Alliance) that entitle the Company to retain portions of the earn out otherwise payable to Alliance. Due to the absence of current or expected revenue from Imagent, management is not able to, and has not, included the present value of future estimated earn out payments in determination of the consideration paid in the acquisition. Future royalty obligations will be expensed in the period reasonably estimatable.

        Intangible assets resulting from the acquisition of the Imagent business are estimated by management based on the fair value of the assets received. These intangible assets consist entirely of purchased technology. Purchased Technology related to the Imagent business is amortized on a straight-line basis over the estimated remaining life equal to twelve years. Purchased Technology is stated at cost, less accumulated amortization.

        Following is summarized statements of revenues and direct expenses for the Purchased Technology for the year ended December 31, 2002 and the approximate six-month period ended June 18, 2003 (date of purchase):

	Year ended 12/31/02	Six-Month period ended 6/18/03	Total for Periods
Expenses:
Research & development	$12,775,041	$4,501,299	$17,276,341
Sales, general and administrative	5,080,021	1,363,973	6,443,995

Total Expenses	$17,855,062	$5,865,272	$23,720,336

        Below is supplemental unaudited pro forma information that discloses the results of operations for the Purchased Technology for the current three and twelve month periods ending December 31, 2003, as well as the corresponding periods for the preceding year ending December 31, 2002. The pro forma information is as if the acquisition had been completed as of the beginning of the periods presented. The unaudited pro forma information give effect to actual operating results prior to the acquisition, adjusted to include the unaudited pro forma effect of amortization of intangibles and weighted shares outstanding:

	Pro Forma 12 Months ended Dec 31, 2003	12 Months ended Dec 31, 2002
Expenses:
Research & development	$7,030,978	$14,002,984
Sales, general and administrative	16,387,260	10,399,159
Restructuring charge	—	807,483

Total Expenses	23,418,238	25,209,626
Loss from joint venture	(5,389,338)	(3,452,837)
Investment income	7,394	1,563
Interest expense	(483,167)	(418,466)

Loss from continuing operations	(29,283,349)	(29,079,366)
Discontinued operations—net	—	10,283,322

Net income (Loss)	$(29,283,349)	$(18,796,044)

Dividends on Preferred Stock	(1,066,280)	(1,997,723)

Net income (loss) applicable to common shareholder	(30,349,629)	(20,793,767)

Pro forma net income (loss) per share	$(1.58)	$(1.45)

Weighted average number of common shares outstanding—basic and diluted	19,265,599	14,371,265

        This unauditted pro forma information is not necessarily indicative of the actual results that would have been achieved had the Purchased Technology been acquired the first day of the Company's twelve-month periods, nor is it necessarily indicative of future results.

4.    Joint Venture/Investment in Affiliate

        On October 7, 1999, the Company formed a joint venture with Elan International Services, Ltd. ("Elan") to develop and commercialize nanoparticulate diagnostic imaging agents for the detection and treatment of cancer through lymphography.

        Sentigen Ltd. ("Sentigen") was formed to hold the operations, assets and liabilities of the joint venture. Elan purchased 2,980 shares of Sentigen nonvoting convertible preferred stock for $2,985,000 representing a 19.9% ownership interest. Elan also purchased 12,015 shares of the Company's Series A convertible exchangeable preferred stock for $12,015,000. In connection with the issuance of the preferred stock to Elan, the Company granted warrants to Elan to purchase 100,000 shares of the Company's common stock at $84.68 per share which was valued at $678,000. As a result, a preferred stock dividend of $436,041 was recorded for the accretion of the preferred stock to its face value of $12,015,000 over the period until it is first convertible. Beginning in 2000, in accordance with EITF 00-27, the Company recorded an additional preferred stock dividend to represent the beneficial conversion feature associated with the intrinsic value of the Series A Preferred conversion option. As a result, an additional preferred stock dividend of $436,041 was recorded over the period until it is first convertible. As of December 31, 2001, the beneficial conversion feature was fully recorded.

        The Company purchased 12,000 shares of Sentigen's common stock for $12,015,000 representing an 80.1% ownership interest.

        Sentigen used the $15,000,000 received from the Company and Elan to purchase from Elan a worldwide license to certain patented Elan technology related to the joint venture. Expenses incurred by the Company and Elan, which relate to the development of the diagnostic imaging agents, are charged to Sentigen.

        Elan granted the Company a line of credit of $4,806,000 to be used by the Company to fund its portion of Sentigen's research and development. Principal and interest under the line of credit, if any, become due and payable in 2005 or, at the option of Elan, can be converted into the Company's common stock at $72.60 per share. Any borrowings under the line of credit would bear interest at 8%. At December 31, 2001, borrowings on this line of credit were $2,314,005 and accrued interest was $48,429. During 2002, the Company borrowed an additional $532,905 and incurred additional accrued interest of $187,148. On November 12, 2002, the total borrowings of $2,846,910 and accrued interest of $235,577 were converted to common stock at a conversion price of $24 per share and the line of credit was cancelled. A beneficial conversion amount of $206,348 was recorded as a result of the decrease in the original conversion price.

        In connection with the joint venture agreement, Elan also purchased 115,385 shares of the Company's common stock for $6,000,000. The total cash proceeds from the equity issuance to Elan of $18,015,000 were allocated to the common stock, preferred stock and the warrants. If in the Company's next third-party offering after the issuance of the Series A Preferred, it sells common stock at a price less than $52 per share, the Company must issue additional shares to Elan so that Elan's overall price for its common stock equals the effective price in that third-party offering. During 2001, the Company issued 190,857 shares of common stock to satisfy this requirement. Additionally, proceeds received under the line of credit amounting to $4,806,000 was allocated to common stock upon conversion.

        Elan has substantive participating rights in Sentigen, including the requirement for approval of the business plan and budgets and equal representation on the management committee which decides all day-to-day functions. As a result, the Company's investment in Sentigen is recorded under the equity method.

        Following is summarized unaudited financial information for Sentigen at December 31, 2002 and 2003 and for the years then ended:

	2002	2003
Cash	$410	$410
License purchased from Elan, net of amortization and impairment of $4,701,693 and $11,429,357 respectively	10,298,907	3,570,643

Total assets	$10,299,317	$3,571,053

Due to affiliates	$378,099	$378,099
Total shareholders' equity	9,921,218	3,192,954

Total liabilities and equity	$10,299,317	$3,571,053

Research and development expense	$823,409	$—
General and administrative expense	18,329	—
Amortization of license	978,264	978,264
Impairment of license	2,500,000	5,750,000

Net loss	$(4,320,002)	$(6,728,264)

        We are developing N1177 with affiliates of Elan through a joint venture called Sentigen, Ltd.. Our goal is to demonstrate that the use of N1177 will enable physicians to precisely locate tumorous nodes by first injecting the material in the vicinity of the tumor and then taking an image (picture) using a CT device.

        We plan to commence Phase 2 clinical studies for detection of cancer metastasis in lymph nodes in patients with cervical cancer, subject to the availability of sufficient capital. In this patient population, studies document an increase in survival when lymph nodes containing cancer are removed. Tumor identification by CT imaging will be correlated to the results of biopsy results from patients undergoing surgery to demonstrate effectiveness in locating nodes and identifying those with cancer in them.

5.    Property, Plant and Equipment

        Property, plant and equipment consist of the following at December 31, 2002 and 2003:

December 31,	2002	2003
Leasehold improvements	$33,131	$5,527,738
Furniture, fixtures and equipment	17,520	1,762,913

Total	50,651	7,290,651
Accumulated depreciation and amortization	(14,651)	(996,091)

Property, plant and equipment, net	$36,000	$6,294,560

        Maintenance and repairs are charged to operations as incurred. When assets are sold, or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

        Depreciation and amortization expense on property, plant and equipment amounted to $400,525, $329,653, and $981,440 during 2001, 2002 and 2003, respectively and $2,517,130 for the period from inception to December 31, 2003.

6.    Accruals

        Accrued expenses consist of the following:

December 31,	2002	2003
Alliance liabilities assumed from acquisition	$—	$2,530,434
New Hope office abandonment provision	—	136,947
Accrued general trade payables	—	291,908
Payroll liabilities	34,132	322,503

	$34,132	$3,281,792

7.    Commitments and Contingencies

        Leases:    The Company has leased its facilities and certain equipment under non-cancelable operating leases, which expire at various times through 2008. The leases require the Company to pay for all maintenance, insurance and property taxes.

        On August 31, 2003, the Company closed its Pennsylvania corporate headquarters and transferred its headquarters to its Imagent facility in San Diego, California. At December 31, 2003, the remaining obligation under the lease amounts to $136,947.

        The Company also has an operating lease for laboratory equipment which expires during 2004. During 2001, the Company determined that equipment leased by the Company under this operating lease would no longer be used by the Company in its research. As a result, in 2001, the Company recorded a provision for all future lease payments of $1,264,208. At December 31, 2003, $786,884 remains to be paid. Minimum future rental payments under these leases are as follows:

Year ending December 31,	Operating Leases
2004	$1,455,180
2005	979,944
2006	920,625
2007	877,514
2008	147,081

Total minimum lease payments	$4,380,344

        Total rental expense charged to operations for the years ended December 31, 2001, 2002, and 2003 aggregated approximately $358,000, $227,000, and $984,945, respectively.

        License Agreements:    In September 1997, Alliance entered into the Schering License Agreement, which provided Schering with worldwide exclusive marketing and manufacturing rights, drug compositions, and medical devices and systems related to perfluorocarbon ultrasound imaging products, including Imagent. In February 2002, the agreement with Schering was modified to give Alliance exclusive rights to market the product in the U.S. for cardiology indications for a five-year period, with Schering to be paid a nominal royalty on such sales. At the expiration of the five-year period, Alliance had the option to acquire all of Schering's rights to the product on a worldwide basis or, alternatively, to allow Schering the opportunity to obtain co-promotion rights along with Alliance. The rights Alliance had under the Schering License Agreement were transferred to IMCOR at the consummation of its acquisition of the Imagent Business.

        Concurrent with the restructuring of the Schering agreement in 2002, Alliance entered into a five-year exclusive agreement with Cardinal Health, Inc. ("Cardinal") to assist the marketing of Imagent. Under the agreement, Cardinal will perform certain packaging, distribution, and sales services for Alliance under a fee-for-service arrangement. IMCOR assumed the Cardinal agreement from Alliance at the consummation of the Imagent acquisition.

        Litigation:    On June 18, 2003, we filed a complaint against Amersham Health, Inc. and two other Amersham affiliates alleging that certain Amersham products infringe on claims in our patents covering Imagent. The case is captioned as Photogen Technologies, Inc. and Alliance Pharmaceutical Corp. v. Amersham Health Inc. et. al., Civil Action No. 03CV2853(SRC), in the United States District Court for the District of New Jersey. Our complaint alleges that principally through their Optison® product, Amersham Health Inc. and related Amersham entities infringe on seven patents owned by us. We are also seeking a declaration that the claims of fourteen Amersham patents are invalid and are not infringed by our Imagent product. Alliance, the party from whom we recently acquired the Imagent product, is also a plaintiff in the suit. We are seeking damages, an injunction against Amersham, a declaratory judgment and other relief.

        Amersham filed an answer dated July 18, 2003 denying the material allegations of our claims and asserting certain affirmative defenses and counterclaims. Amersham's counterclaims against us include claims of patent infringement, breach of contract, breach of good faith and fair dealing, and tortuous interference with contract. We are studying Amersham's answer, defenses and counterclaims in consultation with our counsel.

8.    Secured Debt

        Notes payable—At the closing of the Technology Purchase, the Company issued to Xmark promissory notes in the total principal amount of $2,500,000. The notes were payable in two equal installments on August 5 and November 3, 2003 or (if sooner) at the time the Company completed a financing of at least $18,000,000 of gross proceeds and bear interest at 3% over the prime rate. Interest is payable in shares of common stock.

        Obligations to Xmark (including obligations under the put right) are secured by a first priority security interest on the Imagent related tangible and intangible assets.

        The Company defaulted on the principal payment due to Xmark on August 5, 2003 and Xmark delivered a notice stating that it was accelerating all amounts due under the notes. On August 18, 2003, the Company and Xmark executed a Letter Agreement pursuant to which the Company made an immediate payment of $1,250,000 and Xmark rescinded the default notice. In addition, as part of the Letter Agreement:

  •
  The Company has the right to extend the November 3, 2003 payment due date monthly until April 3, 2004 for a fee (and not as a reduction of any amounts due and owing under the promissory notes) ranging from $50,000 to $100,000 per month. The Company has been exercising its right to extend the November 3, 2003 payment.

  •
  The demand registration rights held by Xmark became piggyback registration rights.

  •
  The definition of "Event of Default" was amended. The provision that an Event of Default included any default by the Company in the payment of borrowed money indebtedness was eliminated. Instead, the Company agreed that it would be an Event of Default if it made any repayments of borrowed money indebtedness.

  •
  If the Company makes payments to certain institutions, it will make a pro-rata payment to Xmark.

        Lines of Credit—To obtain funds for operations and certain cash payments related to the Technology Purchase, the Company issued $11,417,000 in notes, of which $4,160,000 are Revolving Convertible Senior Secured Promissory Notes ("Revolving Notes") and the balances are non-convertible ("Demand Notes") (collectively, the "Promissory Notes") to three institutional investors ("Investors"). The Promissory Notes are secured by a first priority security interest on all the Company's assets (but as to the lien on Imagent related assets, the lien is subordinate to the security interest held by Xmark see Notes 3, 8 and 9), bear interest at 7.25% per annum, compounded monthly, and were due on the earlier of August 5, 2003 (in the case of the Revolving Notes) or are due upon demand (in the case of the Demand Notes) or are due upon the occurrence of an "acceleration event" (in the case of all Promissory Notes). All principal and interest under the Revolving Notes was to convert into the Company's common stock upon completion of a qualified financing that closes before August 5, 2003 at the same price and on the same terms as are in effect for the other investors in the qualified financing; and the Investors will have the same rights, benefits and obligations as other investors in that financing. No such financing had occurred as of August 5, 2003. The acceleration events include a breach of the Company's obligations or representations under a security agreement in favor of the Investors; if the Company files for bankruptcy protection or similar events occur indicating insolvency; if the Company liquidates, or if the Company incurs any debt senior or pari passu to the debt of the Investors.

        The Company defaulted on $4,160,000 of its Revolving Notes due to the Investors on August 5, 2003. The Investors have not asserted any of their rights under the default provisions of the Revolving Notes and (although under no obligation to do so) have continued to advance capital, pursuant to the Demand Notes, to the Company. All other terms and conditions of these Revolving Notes remain unchanged.

9.    Stockholders' Equity Transactions and Puttable Shares

        (a)   The Company applies the recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," and applies the fair value-baseed method of accounting for stock options issued to nonemployees,. The Company has issued options and warrants in exchange for consulting services rendered. The Company issued 10,000 options in 1998, 2,500 options and 125,500 warrants in 1999, 5,250 options and 128,750 warrants in 2000, 7,500 options in 2001, 200,000 warrants in 2002 and 10,000 options in 2003 to nonemployees. During 2002 the Company issued 190,000 warrants to vest upon achievement of certain milestones. As of December 31, 2003 the warrants are unvested and no expense has been recognized. As the fair market value of these services was not readily determinable, these services were valued based on the fair market value of the options and warrants issued, determined using the Black-Scholes option pricing model (see Note 1). Fair market value for options and warrants issued for consulting services were determined to be $3.08 in 2001, $1.01 to $1.81 in 2002 and $1.60 in 2003. Consulting costs charged to operations were $825,092 in 2001, $395,870 in 2002 and $16,521 in 2003. In 2002, the Company also issued 390,556 options in settlement of a lawsuit associated with restructuring costs. The value of these options under the Black-Scholes option pricing model was $806,415 which was recorded as restructuring charges in 2002.

        (b)   Series A Preferred Stock—In October 1999 the Company issued 12,015 shares of preferred stock as Series A Preferred Stock ("Series A Preferred"). For the first six years from issuance, the preferred stock has a mandatory dividend of 7%. Such dividends are cumulative and compound on a semiannual basis and are payable semiannually solely by the issuance of additional preferred Series A stock. The Company has a deficit and, as a result, the dividends have been recorded against paid-in capital. In accordance with the provisions of the agreement, the Company issued additional preferred shares of 841 in 2000 in settlement of dividend requirements. Therefore, at December 31, 2003, there were 12,856 shares of Series A Preferred outstanding. The Company has accrued and will issue 193,378 preferred shares in fulfillment of the 2001, 2002 and 2003 dividend requirements. The Series A Preferred shall rank senior to any future series of preferred stock unless the majority of the Series A shareholders agree to rank pari passu with any future issuances. The liquidation preference is $1,000 per share. The Series A Preferred is convertible, after two years but before six years from issuance, into common stock of the Company with an initial conversion price of $84.68. The conversion price is subject to adjustment for certain dilutive events. Alternatively, the holder of the Series A Preferred can elect to exchange the Series A preferred shares for the number of shares in Sentigen which would allow the Series A holder to then own a total of 50% of Sentigen. The Series A holder is currently the minority shareholder in Sentigen. The exchange right is not available for any shares which have been converted to common stock. The exchange right terminates six years from the issuance of the Series A Preferred.

        The holder of Series A Preferred is only entitled to vote on matters that adversely affect or change the rights of holders of Series A Preferred and does not have the right to vote on the election of directors of the Company. The holder of Series A Preferred also had a preemptive right until October 2003 to participate in any offering of the Company.

        (c)   Series B Preferred Stock—In February 2000, the Company completed a private placement of its Series B Convertible Preferred Stock ("Series B Preferred"). The Company received cash proceeds, net of related expenses, of $5,276,340 in exchange for 337,056 shares of the Series B Preferred. The Series B Preferred had an annual dividend rate of 6%. In accordance with the provisions of the agreement, the Company issued additional preferred shares of 20,224 in 2001 and 40,194 in 2002 in settlement of dividend requirements.

        In conjunction with the financing on November 12, 2002 all of the Series B Preferred was converted into common stock. In exchange for this conversion, the then conversion ratio of 0.36175 was changed to 1.0625. As a result, the Series B Preferred was converted into 422,316 shares of common stock and a beneficial conversion amount of $668,464 has been recorded. The Series B Preferred is no longer outstanding, nor is there any liquidation preference associated with the Series B Preferred.

        (d)   Common Stock—The Company is subject to six sets of registration rights agreements covering an aggregate of approximately 15,028,000 shares of the Company's common stock, options and warrants that have vested covering the Company's common stock, its common stock issued/issuable pursuant to the acquisition of the Imagent Business (including shares issued/issuable to Xmark) and common stock issuable upon conversion of the Company's Series A Preferred. Excluded from this total are shares of common stock issuable pursuant to the Company's Revolving Convertible Senior Secured Promissory Notes as this conversion rate is dependant upon the pricing of the Company's next Qualified Equity Financing, as defined in the terms of the notes. All of the agreements contain piggyback registration rights and two contain demand registration rights upon the occurrence of certain events and subject to various terms and conditions. Of the 15,028,000 shares, 4,502,000 shares are entitled to piggyback registration only, 50,000 shares are entitled to both demand and piggyback registration and 10,244,000 shares will be registered by the Company within the time frames set forth in the respective registration agreements. Warrants that have vested covering 187,431 shares of the Company's common stock have weighted average anti-dilution rights.

        On March 13, 1998, the Company completed a private placement of 218,755 shares of common stock for $32 per share to a number of accredited investors. The Company received $6,950,000, net of related expenses of approximately $50,000 from this offering.

        On February 9, 2001, the Company's shelf registration on Form S-3 was declared effective. Under the shelf registration, the Company could have issued up to $40,000,000 of common stock. As of December 31, 2002, 173,872 shares had been issued under the shelf registration for cash proceeds of $1,068,723, net of related expenses of $56,252. The Company's registration statement is no longer effective.

        As of April 2, 2001, the Company no longer met the eligibility requirements to continue selling shares under the S-3. Prior to realizing it was ineligible to continue using the S-3, the Company sold 124,627 shares of common stock for $650,000. Through June 2003, this amount had been reclassified from permanent equity to mezzanine equity as the Company could be required to repay a portion of this amount to the purchaser. In the second quarter of 2003 the Company recognized in permanent equity the issuance of these shares.

        On November 12, 2002, the Company completed a private placement of 8,333,334 shares of common stock for $1.08 per share to a number of accredited investors. The Company received proceeds of $8,677,000, net of related expenses of $387,000. Proceeds included cash of $6,113,000 and the conversion of a credit facility with an entity controlled by a then director of the Company with borrowings of $2,500,000 which converted into 2,314,815 shares of common stock.

        In December 2002, the Company completed a second closing of the November 12, 2002 private placement in which 2,804,539 shares of common stock were sold for $1.08 per share for gross proceeds of $3,028,902.

        On November 12, 2002, the Company also effected the split-off of Photogen, Inc. and the assets and liabilities related to the Company's therapeutic line of business to the five founding stockholders of the Company (the "Tennessee Stockholders") in exchange for all of their common stock in the Company. The Tennessee Stockholders owned 5,137,109 shares of the Company and those shares were cancelled prior to December 31, 2002. The market value of the 5,137,109 shares on the date of the split-off was $12,226,319.

        In conjunction with the November 12, 2002 transactions, the Company implemented a one-for-four reverse split of its common stock. All amounts have been retroactively stated to reflect this reverse stock split.

        Pursuant to a Standstill and Make Whole Agreement dated as of December 30, 2002 with Xmark, secured creditors of Alliance, the Company issued a total of 750,000 shares to Xmark in January through March 2003. Xmark agreed to not exercise any rights against Alliance as a creditor. The value of these shares was treated as an expense at fair market value amounting to $1,173,750.

        On May 2, 2003, the Company executed a Going Forward Agreement with Xmark that provided, among other things, for the issuance of shares of the Company's common stock upon the acquisition of the Purchased Technology as payment for interest owed by Alliance to Xmark. On June 18, 2003, the Company issued 2,198,137 shares of its common stock to certain creditors of Alliance, including 1,056,144 shares to Xmark pursuant to the Going Forward Agreement, as partial consideration for the Technology Purchase. Following approval by shareholders, the Company will issue an additional approximately 1,985,522 shares to certain other creditors as part of the Purchased Technology. The value of these shares was treated as acquisition consideration at fair market value (see Note 3). Such approval was obtained at the Company's shareholder meeting held on February 5, 2004.

        On May 27, 2003 the Company issued 11,250 shares of its Common Stock to Xmark as a penalty for failure to timely register certain shares held by Xmark. The value of these shares was treated as an expense at fair market value amounting to $25,200.

        On July 31, 2003 the Company issued 82,977 shares of its Common Stock to Xmark for interest and penalties, including the failure to timely register certain shares of its Common Stock held by Xmark as of that date. The value of these shares was treated as an expense at fair market value amounting to $158,987.

        On September 2, 2003, pursuant to a Letter Agreement dated as of August 18, 2003 with Xmark, the Company issued 26,248 shares of its Common Stock to Xmark for the failure to timely register certain shares of its Common Stock held by Xmark as of that date. The value of these shares was treated as an expense at fair market value amounting to $28,085.

        Total shares issued to Xmark as a result of the agreements noted above are 1,926,619. In addition, an aggregate of 43,048 shares of the Company's Common Stock are issuable to Xmark for payment of accrued interest. Xmark has a put right for all these shares that would, under certain circumstances, require the Company to purchase the shares from Xmark at a price of $1.00 per share. As a result, $1,969,668 has been classified as mezzanine equity at December 31, 2003.

        During 2003, in addition to the above issuances, the Company issued an aggregate of 140,094 shares pursuant to several factors including cash, compensation for service and cashless exercise of stock options.

10.    Stock Incentive Plans and Warrants

        The Company maintains three long-term incentive compensation plans, which are described as follows:

  •
  The 1998 Long-Term Incentive Compensation Plan, which provides for the granting of up to 500,000 stock options to key employees, directors and consultants;

  •
  The 2000 Long-Term Incentive Compensation Plan, which provides for the granting of up to 4,568,750 stock options to key employees, directors and consultants;

  •
  The 2000 Senior Executive Long-Term Incentive Compensation Plan, which provides for the granting of up to 1,000,000 stock options to senior executives. Options exercised under this plan contain certain registration rights.

        Options granted under these plans may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, or nonqualified options. In 2003, 1,050,000 options were issued outside of the option plans in a grant to an executive officer subject to the approval of shareholders. Shareholders representing more than fifty percent of the Company's outstanding stock have agreed to approve this option grant. In 2002, the Company issued 358,000 options outside of the option plans as settlement of certain obligations; these were fully expensed in 2002.

        The stock options are exercisable over a period determined by the Board of Directors (through its Compensation Committee), but generally no longer than 10 years after the date they are granted.

        Information with respect to the plans follows:

Year ended December 31,	2001	2002	2003
Options outstanding at beginning of year	1,411,000	1,629,750	4,535,481
Options granted	218,750	2,914,356	2,930,250
Options forfeited	—	(8,625)	(255,451)

Options outstanding at end of year	1,629,750	4,535,481	7,210,280

Option prices per share granted	$4.56 - 21.24	$1.08 - 4.20	$0.93 - $2.05

Weighted average exercise price
Options granted	$8.12	$1.14	$1.19
Options granted at less than market price	—	1.08	1.19
Options granted at the market price	8.12	1.55	1.21
Options forfeited	—	18.41	0.93
Options outstanding at end of year	37.16	14.05	9.72
Options exercisable at end of year	43.04	19.85	19.74
Number of shares exercisable	458,333	2,057,208	3,077,577

        In 2003 all stock options granted, except for 40,000 options granted to directors and a consultant, were granted to employees at an exercise price less than the market value at grant date. The weighted average fair value of the options issued below market is $1.83.

	Options Outstanding			Options Exercisable
Range of Exercise Price	Number Outstanding at Dec 31, 2003	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number Outstanding at Dec 31, 2003	Weighted Average Exercise Price
$ 0.93 - $ 1.08	3,354,597	$1.08	8.32	1,212,425	$1.08
$ 1.09 - $ 4.56	2,281,431	$1.36	9.24	433,057	$1.79
$ 4.57 - $11.00	539,128	$10.17	5.56	397,471	$10.18
$11.01 - $27.50	13,125	$23.04	2.87	13,125	$23.04
$27.51 - $53.00	269,499	$34.13	6.45	268,999	$34.10
$53.01 - $60.25	752,500	$60.00	6.38	752,500	$60.00

Total	7,210,280	$9.27	8.12	3,077,577	$19.74

        Information with respect to the warrants follows:

Year ended December 31,	2001	2002	2003
Warrants outstanding at beginning of year	287,431	287,431	427,431
Warrants granted	—	390,000	—
Warrants exercised	—	—	(50,000)
Warrants forfeited	—	(250,000)	—

Warrants outstanding at end of year	287,431	427,431	377,431

Warrant prices per share outstanding	$37.80 - 84.68	$1.08 - 84.68	$1.08 - 84.68

Weighted average exercise price
Warrants granted	$—	$1.78	$—
Warrants forfeited	$—	$37.80	$—
Warrants outstanding at end of year	$43.08	$7.94	$8.84
Warrants exercisable at end of year	$43.08	$12.27	$15.25
Number of warrants exercisable	287,431	237,431	187,431
	Warrants Outstanding			Warrants Exercisable
Range of Exercise Price	Number Outstanding at Dec 31, 2003	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number Outstanding at Dec 31, 2003	Weighted Average Exercise Price
$ 1.08 - 2.52	340,000	$1.78	4.5	150,000	$1.08
$44.20 - 47.78	12,431	$46.67	3.8	12,431	$46.67
$84.68	25,000	$84.68	1.7	25,000	$84.68

        As of December 31, 2003, the 1998 Long-Term Incentive Compensation Plan had options outstanding for 490,500 shares with 9,500 shares remaining available, under the 2000 Long-Term Incentive Compensation Plan, options were outstanding for 4,299,220 shares with 269,530 shares remaining available, and under the 2000 Senior Executive Long-Term Incentive Compensation Plan options were outstanding for 1,000,000 shares with zero shares remaining available.

11.    Dividends

        Dividends are comprised of the following:

Year ended December 31,	2001	2002	2003
Accrual of dividend on Series A Convertible Preferred	$930,090	$996,335	$1,066,280
Deemed dividend associated with beneficial conversion feature of Series A Convertible Preferred	391,154	—	—
Accrual of dividend on Series B Convertible Preferred	359,292	332,924	—
Deemed dividend associated with beneficial conversion feature of Series B Convertible Preferred	1,263,219	—	—
Deemed dividend associated with beneficial conversion of Series B Convertible Preferred to Common Stock	—	668,464	—

Total	$2,943,755	$1,997,723	$1,066,280

12.    Restructuring

        In 2003, the Company closed its Pennsylvania corporate headquarters and transferred its headquarters to its Imagent facility in San Diego, California. The Company recorded a charge of $244,459 in the third quarter ($199,529 for remaining lease payments for the office, $12,103 for certain remaining equipment leases and $32,827 to write off certain leasehold improvements) related to the closing of the office. At December 31, 2003, the remaining obligation under the lease amounts to $136,947.

        In 2000, the Company recorded a restructuring charge of $597,025, included in operating expenses, relating to the closure of its operations in Westborough, Massachusetts. The restructuring charge includes accruals related to estimated lease termination costs and accruals related to employee severance and related expenses in connection with their termination. All employees at the Westborough facility were terminated. The activities previously performed at the Westborough facility were continued at other company locations or with outside consultants. In 2002, the Company recorded an additional restructuring charge related to an additional termination costs for one of the Westborough employees. As of December 31, 2002, all restructuring costs have been settled.

13.    Income Taxes

        In 2002, the Company had taxable income due to the gain from the split-off of the therapeutic business. This resulted in current income tax expense of approximately $2,300,000 which was completely off-set by net operating losses.

        The Company has not recorded an income tax benefit for net operating losses remaining of approximately $29,500,000 primarily expiring in 2018 through 2022, or for equity losses in affiliate of approximately $12,000,000. The Company is in the development stage and realization of the losses is not considered more likely than not. An income tax valuation allowance has been provided for the deferred tax assets related to the net operating loss carryforwards and the losses in affiliate.

        A portion of the net operating loss carryforwards will not remain with the Company as a result of the split-off of the therapeutic business. However, the amount of these net operating losses is not known.

        Pursuant to Sections 382 and 383 of the Internal Revenue Code, annual use of the Company's net operating losses could be limited in the event of cumulative changes in ownership of more than 50%. However, the Company does not believe such limitation will have a material effect upon the Company's ability to utilize the carryforwards.

14.    Selected QuarterlyFinancial Data (Unaudited)

        Summarized quarterly financial data for 2003 and 2002 is as follows:

	Quarter
2003
	First	Second	Third	Fourth
Operating expenses(a)	$4,749,521	$2,536,510	$4,868,947	$4,753,415
Loss from continuing operations(b)	(4,940,896)	(7,389,855)	(5,261,431)	(5,181,322)
Net income (loss)	(4,940,896)	(7,389,855)	(5,261,431)	(5,181,322)
Basic and diluted loss per share from continuing operations	(0.30)	(0.42)	(0.25)	(0.24)
Basic and diluted income (loss) per share	(0.31)	(0.44)	(0.26)	(0.25)

	Quarter
2002
	First	Second	Third	Fourth
Operating expenses(a)	$1,208,285	$906,957	$1,218,083	$2,732,138
Loss from continuing operations(b)	(1,813,246)	(1,341,652)	(1,594,897)	(5,185,408)
Income (loss) from discontinued operations(c)	(502,449)	(544,657)	(244,719)	11,575,147
Net income (loss)	(2,315,695)	(1,886,309)	(1,839,616)	6,389,739
Basic and diluted loss per share from continuing operations	(0.23)	(0.17)	(0.20)	(0.51)
Basic and diluted income (loss) per share from discontinued operations	(0.05)	(0.06)	(0.03)	0.96
Basic and diluted income (loss) per share	(0.28)	(0.23)	(0.23)	0.45

(a)
Earnings (loss) per share calculations for each of the quarters are based on the weighted average shares outstanding for each period. The sum of the quarters may not necessarily be equal to the full year earnings per share amounts.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.

        The primary market risk that could impact us is the fluctuation in interest rates related to our investments in Government bonds, if any. As our investments all have short-term maturities, the investment return reflects the current market rates. To date, we have not engaged in any derivative or hedging activities.

Exhibit G

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Fiscal Year Ended December 31, 2002
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Transition Period From to

Commission File No. 0-23553

PHOTOGEN TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

NEVADA
(State or other jurisdiction of
incorporation or organization)

62-1742885
(I.R.S. Employer Identification No.)

140 UNION SQUARE DRIVE
NEW HOPE, PA 18938
(Address of principal executive offices) (Zip Code)

(215) 862-6860
(Registrant's telephone number, including area code)

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: common stock, par value $.001 per share

        Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Indicate by checkmark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

        Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

        The approximate aggregate market value of voting and non-voting common stock held by non-affiliates computed as of June 28, 2002 and March 5, 2003, based upon the last sale price of the common stock reported on the Nasdaq SmallCap Market was approximately $27,738,961 and $13,555,713, respectively. For purposes of this calculation only, the registrant has assumed that its directors and executive officers, and any person known to the issuer to hold 10% or more of the outstanding common stock, are affiliates.

        The number of shares outstanding of each of the registrant's classes of common stock, as of March 5, 2003: 17,114,868.

PART I

        Photogen Technologies, Inc. and its 80.1% owned affiliate, Sentigen, Ltd., are collectively referred to as "Photogen," the "company," "we," or "us." Portions of the discussion in this Form 10-K contain forward-looking statements and are subject to the "Risk Factors" described below in Item 1.

        In November, 2002, we effected a one-for-four reverse split of our common stock and split off our therapeutic line of business. Unless otherwise indicated, all data (including historical numbers) in this Form 10-K reflect the impact of the reverse split and the split off of our therapeutic line of business.

ITEM 1. BUSINESS.

INTRODUCTION

        During the past two years, we have refocused our efforts on the development of medical imaging agents, including cardiovascular and lymphography contrast imaging agents. We accomplished this shift in focus by splitting off our therapeutic line of business, as more fully described in "Recent Developments" below.

        We are currently an emerging, development-stage biopharmaceutical company focused on developing a novel contrast agent with potential applications (1) as a blood pool agent, to diagnose diseased tissue in the cardiovascular system and other organs, and (2) to diagnose cancer metastasizing into the lymphatic system. We are the exclusive licensee of a group of proprietary materials, the lead compound of which is a contrast agent we refer to as PH-50 or N1177. We established the two names to distinguish commercialization rights between cardiovascular imaging (and all other indications) (PH-50) to which we retain rights, and the field of lymphography (N1177), which we licensed to our joint venture (Sentigen, Ltd.) with affiliates of Elan Corporation, plc ("Elan").

        Pharmaceutical imaging agents are used with computed tomography ("CT"), nuclear medicine, echocardiography and magnetic resonance imaging ("MRI") equipment in order to increase the diagnostic capabilities of these techniques. By enhancing the contrast between different types of tissues, these intravenously administered contrast agents provide critical anatomical and disease state information that is not obtainable using the equipment alone. There are numerous potential applications for a contrast agent used in imaging parts or all of the cardiovascular system as well as other organs. Our proposed products have the potential to enhance a physician's ability to diagnose certain cardiovascular abnormalities and the spread of cancer in the lymphatic system.

        We have no approved diagnostic products or operating revenues at this time; however, we have entered into a term sheet relating to a transaction with Alliance Pharmaceutical Corp. ("Alliance"). The term sheet gives us an exclusive option until April 19, 2003 to acquire all of the assets of Alliance related to medical imaging, including all manufacturing and marketing rights to Imagent® (formerly Imavist™), Alliance's ultrasound imaging contrast agent that was approved by the FDA for marketing in the United States in June, 2002 (the "Imagent® business"). It is anticipated that Imagent® will be ready to market in the third quarter of 2003. Our acquisition of the Imagent® business is subject to certain contingencies, including our ability to raise the funds to finance the acquisition. See "Recent Developments" below.

        We have 6 full-time employees. A majority of our employees hold Ph.D.'s or other advanced degrees. Our senior executive and clinical development team is based at our corporate headquarters in New Hope, Pennsylvania, a suburb of Philadelphia. We have personnel with expertise in clinical development, clinical trial design and regulatory approval processes. We also work closely with consultants experienced in drug development and regulatory requirements.

Our History

        In May, 1997, Photogen Technologies, Inc. (formerly known as M T Financial Group, Inc. ("M T Financial")), acquired Photogen, Inc. through a subsidiary merger. As a result, Photogen, Inc. became a wholly-owned subsidiary of M T Financial and then M T Financial changed its name to Photogen Technologies, Inc. In November, 2002, we effected the split off of Photogen, Inc. and substantially all of the assets and all of the liabilities related to our therapeutic line of business, including a compound known as PH-10, to our five founding stockholders (Drs. Wachter, Dees, Fisher and Scott and Mr. Smolik, who are collectively referred to as the "Tennessee Stockholders") in exchange for and in cancellation of all of their stock in Photogen Technologies, Inc. (5,137,109 shares). At that time, we also sold $9.0 million of our common stock to a group of institutional investors at a price of $1.08 per share and effected a one-for-four reverse split of our common stock. In this offering, we received $6,500,000 in cash and Tannebaum, LLC's $2,500,000 credit facility was eliminated and converted into 2,314,815 shares of common stock at $1.08 per share. In December, 2002 and the beginning of January, 2003, we sold an additional approximately $3.0 million of our common stock at $1.08 per share to certain institutional investors and accredited individual investors. See "Recent Developments" below.

Available Information

        Our website (www.photogen.com) is under development and at this time you cannot obtain copies of our SEC filings on our website; however, you can obtain, free of charge, a copy of our filed annual reports on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, and any amendments to those reports, our proxy statements and information statements, by sending a request for those documents to our corporate secretary, Brooks Boveroux, at 140 Union Square Drive, New Hope, PA 18938, or calling (215) 862-6860. Our filings are also available to the public from the SEC's website at (www.sec.gov) or at the SEC's Public Reference Rooms in Washington D.C., New York, N.Y. and Chicago, IL. The Public Reference Room in Washington, D.C. is located at 450 Fifth Street N.W. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.

CORE TECHNOLOGY

        In 1999, we entered into an exclusive license for a group of proprietary materials, the lead compound of which was known as WN67722. At that time, the product was being developed only for the field of lymphography. We now call this product N1177 (for use in the field of lymphography) or PH-50 (when referring to cardiovascular and all other indications). The product designations PH-50 and N1177 refer to the same chemical compound. These materials are very small particles designed to travel through the circulatory or lymphatic system (depending on how they are administered) and are called "nanoparticulates." The compound is covered by patents and patent applications filed in the U.S. and elsewhere. As part of the initial acquisition of this product we also acquired patented methods for performing minimally invasive lymphography using x-ray, CT or MRI.

Cardiac and vascular imaging

        According to 1998 statistics of the National Heart, Lung, and Blood Institute, ischemic heart disease is the leading cause of death in the U.S., accounting for one of every five deaths. The American Heart Association (www.americanheart.org) estimates that approximately 1.1 million Americans suffer a myocardial infarction ("MI") annually, and over 40 percent will not survive the event. Atherosclerotic coronary artery disease ("CAD") is the underlying cause of most ischemic cardiac events and can result in MI, congestive heart failure, cardiac arrhythmias and sudden cardiac death. Clinically significant CAD is uncommon in men under 40 and pre-menopausal women, but risk increases with advancing age and in the presence of risk factors such as smoking, hypertension, diabetes, high cholesterol and family history of heart disease. Angina is the most common presenting symptom of myocardial ischemia and underlying CAD, but in many persons the first evidence of CAD may be MI or sudden death. The

American Heart Association estimates that 1-2 million middle-aged men have asymptomatic but physiologically significant coronary disease, also referred to as silent myocardial ischemia. Over two million angiography procedures are conducted annually in the U.S. Although mortality from heart disease has declined steadily over the past three decades in the U.S., the total burden of coronary disease is predicted to increase substantially over the next 30 years due to the increasing size of the elderly population.

Development of PH-50

        We are developing PH-50 to extend the clinical utility of x-ray based imaging, chiefly CT. The indications we envision for PH-50 include: CT angiography (of the heart and peripheral blood vessels), assessment of whole-body disease burden of atherosclerosis, organ perfusion and cancer staging. PH-50 is a contrast agent that is not penetrated by x-rays (called "radiopaque"). When injected systemically into the circulatory system (i.e., the blood stream), it remains within the system mixing with the blood and flowing throughout the circulatory system. As the compound is radiopaque, a physician using a device such as a CT machine along with the contrast agent can create an image of the desired area. In our preclinical studies we have obtained encouraging results that have been demonstrated by imaging heart, liver and other organs with results that are comparable or superior to those obtained by currently available products. We believe that PH-50 could allow the imaging of the cardiovascular system (angiography) and other organs as a non-invasive procedure, at lower cost and with reduced risk and morbidity.

        We are completing pre-clinical studies of PH-50 for potentially significant new applications in cardiovascular imaging and have filed for additional patent protection of the use of the compound for vascular and organ imaging applications. We plan to develop PH-50 as a blood pool contrast agent for several indications. Based on considerable existing preclinical studies and human clinical experience, we believe that we can commence further clinical studies in the near future. Our initial development strategy will be to evaluate PH-50 in Phase 1 studies for cardiovascular and blood pool imaging using advanced CT and PH-50 as a contrast agent. We plan to conduct Phase 1 trials to assess safety and patient tolerance of PH-50 as a cardiovascular imaging agent through intravenous administration in the fourth quarter of 2003. As part of the original acquisition and our further research, we have a substantial body of safety information in both animals and humans. Pre-clinical toxicology and pharmacology data for PH-50/N1177 includes testing in multiple animal models including studies in several models utilizing intravenous administration, which is the route of administration to be utilized in the cardiovascular indications. In animal experiments, our investigators from Stanford University have shown that PH-50 can be used as an effective imaging agent to visualize cardiac structures after a single, low-dose intravenous injection/infusion. We have an open investigational new drug application ("IND") with the FDA for the product in the lymphography indication. We intend to file an amendment to this application for the intravenous administration of PH-50 for use as a blood pool agent.

        Scaled-up manufacturing of PH-50/N1177 is currently being performed for us by Elan through its Nanosystems division. Over the past two years, Nanosystems has undertaken substantial work to manufacture PH-50 in compliance with the FDA's current Good Manufacturing Procedures ("GMP") regulations and in a scalable process sufficient to support commercial quantities. Currently, Nanosystems is our sole supplier of the raw materials necessary to produce PH-50 and N1177. There can be no assurance that Nanosystems will continue to supply us with the raw materials we need on terms that are acceptable to us.

Competition for PH-50

        The existing market for radiopaque contrast agents is estimated to be approximately $3.4 billion worldwide. The dominant uses of media, totaling 86 percent, are those employed in conjunction with

CT or x-ray scans. Approximately half of the usage is in the U.S. We believe that Omnipaque®, marketed by a unit of Amersham, is the leading agent utilized in coronary angiography. Other companies marketing contrast agents include Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering AG ("Schering")) and Bracco. Physicians also use other modalities, such as MRI and ultrasound, to image internal vasculature and organs. These modalities, including CT imaging, each have particular attributes that may make their use applicable to any particular situation.

Lymphography

        Lymphography is a procedure used to determine if a patient's cancer has spread to the lymph nodes. The presence or absence of cancer in the lymph nodes is an important indication of whether the disease has spread from the original tumor and the seriousness of the disease. It also provides oncologists with critical information to help determine the stage of the disease and the appropriate course of treatment.

        It is generally accepted that breast cancer and melanoma spread by way of the lymph system as do cancers of the lung, prostate and many other cancers. Clinical studies have demonstrated that patients with cervical cancer have an increased survival rate if lymph nodes with cancerous tissue are removed. Effective treatment of these cancers can be aided by an early assessment of the presence or absence of disease (micro-metastases) in the lymph nodes.

        Patients believed to have cancer currently are subjected to injections of blue dye or radioactive particles that track the materials to the general area of the lymph node. In some of these diseases, the location of the lymph node is difficult to access. In the case of breast cancer, oncologists may remove 15-30 underarm lymph nodes for biopsy. Additional treatment will be required if cancer is discovered. Approximately 80% of the patients diagnosed with breast cancer or melanoma who undergo these painful procedures are found to have no sign of disease in their nodes.

        The particular properties of N1177 enable it to travel through the lymph system to the lymph nodes most likely to be affected if the cancer has spread. It is recognized by the body's immune system as being a foreign body and thus is normally ingested by macrophage (cells that engulph foreign material in the body for eventual elimination). It is a particular characteristic of tumors that they contain no or a minimal number of macrophage. N1177 is radiopaque, and thus is seen on a CT scan as white areas. Tumors within a node, as they would not have retained N1177, are seen as dark areas. The difference in contrast created by the presence or absence of the imaging agent serves as the basis to determine the presence or absence of disease. We expect that N1177 would remain in the node to allow for an effective imaging procedure with a good safety profile and acceptable clearance times. A further benefit of these minimally invasive procedures is that they could be used multiple times and therefore provide a means to monitor the results of cancer treatment and detect recurrence.

Development of N1177

        We are developing N1177 through a joint venture with affiliates of Elan. Our goal is to demonstrate that the use of N1177 will enable physicians to precisely locate tumorous nodes by first injecting the material in the vicinity of the tumor and then taking an image (picture) using a CT device.

        Considerable preclinical testing of N1177 has been conducted in multiple animal models. The results of these studies suggest a favorable safety and efficacy profile for N1177. Phase I clinical studies to evaluate the safety of N1177 in a total of 65 patients have been completed. The results of the Phase I study involving 45 subjects indicate the safety and pharmacokinetic data are consistent with safety, pharmacokinetic and metabolic data obtained in previous nonclinical safety and disposition studies. In addition, the number of nodes visualized showed a statistically significant dose effect (an increase in the number of nodes visualized as the dose increased).

        We plan to commence Phase 2 clinical studies for detection of cancer metastasis in lymph nodes in patients with cervical cancer in 2003, subject to the availability of sufficient capital. In this patient population, studies document an increase in survival when lymph nodes containing cancer are removed. Tumor identification by CT imaging will be correlated to the results of biopsy results from patients undergoing surgery to demonstrate effectiveness in locating nodes and identifying those with cancer in them.

Competition for N1177

        As with PH-50, N1177 will be subject to competition with other companies marketing contrast agents such as Amersham, Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering), and Bracco, and with other methods of imaging, such as MRI and ultrasound.

Sentigen Ltd.—Joint Venture with Elan Corporation

        In October, 1999, we entered into a joint venture with affiliates of Elan. The joint venture company, Sentigen Ltd., is developing N1177, a nanoparticulate agent used to image lymph nodes to detect cancer. We own 80.1 percent of Sentigen with the balance being owned by affiliates of Elan. We licensed to Sentigen certain methods and other proprietary technology for use in lymphography, and we sub-licensed to Sentigen proprietary compounds we had obtained by license from Massachusetts General Hospital and Nycomed Imaging AS. Elan, through its drug delivery division, Elan Pharmaceutical Technologies, licensed to Sentigen its NanoCrystal™ stabilized nanoparticulate formulation technology to develop the diagnostic imaging agents.

        To finance the initial capital requirements of Sentigen, including the licensing by Sentigen of certain technology, we sold to a unit of Elan $12,015,000 of our Series A Convertible Preferred Stock (the "Series A Preferred Stock"). Elan may exchange the Series A Preferred Stock for a number of shares of Sentigen stock that will enable Elan to increase its ownership of Sentigen up to 50 percent. Alternatively, Elan may convert the Series A Preferred Stock into Photogen common stock at a conversion price of $84.68 per share.

        As part of the joint venture agreement, Elan provided us with a $4.8 million credit facility to fund our share of the then anticipated development costs of the joint venture. On November 12, 2002, all of the then outstanding principal and interest ($3,082,487) was converted at a price of $24.00 per share into 128,437 shares of our common stock and the line of credit was cancelled.

        Our agreement with Elan provides that Elan has the right to nominate a member to our Board of Directors until October, 2004 or as long as Elan owns 10% of our common stock (Elan currently owns less than 10% of our common stock). Elan also has a preemptive right to participate in our future equity offerings to maintain its pro rata interest in Photogen. Elan agreed not to exercise this preemptive right in connection with our recent sale of common stock to certain institutional and accredited investors.

RECENT DEVELOPMENTS

Split Off Transaction

        From our inception, we were involved in two lines of business:

  •
  Diagnosis of diseased tissue

  •
  Treatment of diseased tissue

        In the past, our research and development efforts followed this dual focus. We worked to develop therapies to treat cancer, pre-cancerous conditions, psoriasis and other dermatological conditions, using our proprietary multi-photon laser technologies, or using an agent called PH-10 with a variety of energy sources in a regimen called photodynamic therapy, or the activation of a substance by an energy source to achieve a therapeutic effect. We have also been developing products, N1177 and PH-50, to diagnose the spread of cancer to a patient's lymph nodes and to diagnose cardiovascular disease, respectively.

        Our pursuit of both diagnostic and therapeutic lines of businesses led to a number of challenges. We found it increasingly difficult to raise capital with such a diverse product pipeline and to concentrate our efforts on a particular application from inception through development. In order to attract capital investment and to take advantage of what we perceived to be the best market opportunities for our proposed products, we concluded that it was necessary to devote our efforts and resources to the development of our medical imaging diagnostic technologies rather than the therapeutic technologies.

        We believe the medical need and economic potential of both PH-50 (for cardiovascular diagnostics) and N1177 (for lymphography) is of such significance that we decided to focus substantially all of our development efforts and resources in this area for the foreseeable future. We entered into a Separation Agreement with the Tennessee Stockholders in order to enhance our ability to secure additional financing and pursue market opportunities, to enable the Tennessee Stockholders to focus on the development of therapeutic technologies arising from their inventions, and to resolve any differences of opinion with them as to how to allocate financial and management resources.

        We separated the therapeutic and diagnostic lines of business by first transferring substantially all assets and liabilities associated with the diagnostic business to Photogen Technologies, Inc. and retaining substantially all assets and liabilities associated with the therapeutic business in Photogen, Inc. Then, Photogen Technologies, Inc., Photogen, Inc. and the Tennessee Stockholders engaged in a "split off" transaction in which the Tennessee Stockholders transferred all of their common stock of Photogen Technologies, Inc. to the company for redemption in exchange for all of the common stock of Photogen, Inc. The Tennessee Stockholders beneficially owned 5,137,109 shares of Photogen Technologies, Inc. common stock (approximately 52.9% of the outstanding shares), and those shares were subsequently cancelled by Photogen Technologies, Inc.

        Aidan King, who was previously appointed to our Board of Directors by Elan, declined to serve on our Board of Directors in November, 2002. Dr. Wachter, one of the Tennessee Stockholders, resigned as a director and officer of Photogen upon the effectiveness of the split off transaction. Dr. Scott, also a Tennessee stockholder, resigned as an officer of Photogen upon the effectiveness of the split off transaction.

Financing Transaction

        In November, 2002, we sold $9,000,000 of our common stock at a price of $1.08 per share to a group of institutional investors which included Mi3, L.P. ("Mi3"), Oxford BioScience Partners IV L.P. and MRNA Fund II L.P. (collectively, the "Institutional Investors"). In this offering, we received $6,500,000 in cash and Tannebaum, LLC's $2,500,000 credit facility was eliminated and converted into 2,314,815 shares of common stock at $1.08 per share. Tannebaum, LLC was at that time controlled in part by Dr. Weinstein, one of our directors.

        In December, 2002, we consummated a second closing of the financing transaction and sold an additional 2,804,539 shares of our common stock at $1.08 per share for an aggregate of $3,028,902 to a group of institutional investors and individual accredited investors. The final closing of the financing took place in January, 2003 at which time we sold an additional 27,778 shares of our common stock at $1.08 per share for an aggregate of $30,000 to two individual accredited investors.

        As part of the financing transaction, we entered into a Registration Rights Agreement requiring us to file a registration statement with the SEC within 45 days of the closing of the financing transaction to cover the Institutional Investors' sales of the shares. The Institutional Investors in the financing transaction have deferred the implementation of this requirement.

        As part of the financing transaction, the Institutional Investors entered into a Voting, Drag-Along and Right of First Refusal Agreement ("Voting Agreement") with Dr. Weinstein, Stuart Levine (individually and as co-trustees of the Theodore Tannebaum Trust) and Tannebaum, LLC (collectively, the "Chicago Stockholders"). The Voting Agreement provides, among other things, that each of its parties will vote all shares of which it is the beneficial owner as follows:

  •
  To maintain the total number of directors at seven.

  •
  To amend our Articles of Incorporation or Bylaws in accordance with the recommendation of five of the seven directors.

  •
  For the election of the following directors:

  •
  One person nominated by Mi3 (William D. McPhee);

  •
  One person nominated by the holders of 80% of the shares owned by the Institutional Investors (Alan Watson, Ph.D.);

  •
  One person nominated by the holders of 80% of the shares owned by the Chicago Stockholders (Dr. Weinstein);

  •
  One person appointed by our Board of Directors as the Chief Executive Officer (Taffy Williams, Ph.D.)

  •
  One person nominated by Elan International Services, Ltd. ("EIS") in accordance with and subject to our October 20, 1999 Securities Purchase Agreement with EIS (this position is currently vacant); and

  •
  Two persons (or three if EIS's right to nominate a director expires) with industry experience in the healthcare, biotech or pharmaceutical industries, as nominated by our Board of Directors and approved by the holders of 80% of the shares beneficially owned by the Institutional Investors (Gene Golub and Lester McKeever, Jr.).

  •
  To maintain an Audit Committee and Compensation Committee of the Board, each with three members, and to appoint one director to serve on each Committee nominated by the holders of 80% of the shares owned by the Institutional Investors (Mr. McPhee).

        The Voting Agreement also provides that none of its parties will sell, transfer, pledge, grant any option for, or otherwise dispose of any of their shares of company stock except in compliance with the Voting Agreement. Following the closing of the financing, Mr. McPhee was appointed to the Photogen Board of Directors in accordance with our bylaws.

        As a condition to the closing of the financing transaction:

  •
  All of our Series B Convertible Preferred Stock (the "Series B Preferred Stock") was converted into common stock at the initial closing of the financing transaction. In exchange for this conversion we agreed that the conversion ratio of the Series B Preferred Stock would change from 1.44703 (the conversion ratio after taking into consideration all issuances of common stock before the institutional financing) to 4.25 (pre-reverse split). The result was that all of the Series B Preferred Stock was converted into a total of approximately 422,316 shares of common stock; the Series B Preferred Stock is no longer outstanding, nor is there any liquidation preference associated with the Series B Preferred Stock.

  •
  All of the outstanding principal and accrued interest under the Elan line of credit was converted into a total of 128,437 shares of our common stock.

One-for-Four Reverse Stock Split

        In connection with the closing of the financing transaction, we were required to make a one-for-four reverse stock split of our outstanding common stock. The reverse split was accomplished by amending our Articles of Incorporation. The reverse split was effective in November, 2002.

Amendment of the 2000 Long Term Incentive Compensation Plan

        We adopted the 2000 Long Term Incentive Compensation Plan (the "2000 Plan") at our annual meeting of stockholders held in May, 2000. As of July 15, 2002, 500,000 shares were reserved for issuance under the 2000 Plan and options covering 133,750 of these shares of common stock had been granted. Our Board of Directors believed that the availability of additional options to purchase common stock was necessary to enable us to continue to provide our key employees with equity ownership as an incentive to contribute to our success. Also, increasing the number of shares subject to the 2000 Plan was a condition to the closing of the institutional financing required by the Institutional Investors. Thus, our Compensation Committee voted to amend the 2000 Plan to increase the shares covered by the 2000 Plan by 4,068,750 shares from 500,000 to 4,568,750; and to modify the definition of "cause" in the 2000 Plan to coordinate with employment agreements. The stockholders approved the amendment of the 2000 Plan to increase the aggregate number of shares of common stock issuable under the 2000 Plan from 500,000 to 4,568,750 and approved the amendment of the definition of the term "cause" at our annual meeting of the stockholders held on October 31, 2002. In addition, the Compensation Committed approved a reduction in the shares reserved under our Senior Executive Long Term Incentive Compensation Plan by 250,000 shares (the total number reserved is now capped at 1,000,000 shares which was effective concurrently with the increase under the 2000 Plan).

Elan Agreement with the Institutional Investors

        We are parties to a joint venture with affiliates of Elan to develop lymphography technologies carried out through Sentigen, Ltd. As part of the joint venture arrangements, among other things, we issued EIS (i) 115,385 shares of our common stock and a warrant to acquire additional shares of common stock, (ii) 12,015 shares of our Series A Preferred Stock, and (iii) a convertible note in the original principal amount of $4,806,000. After issuance, the Series A Preferred Stock was transferred to Elan Pharmaceutical Investments II, Ltd. ("EPI"). The principal and interest outstanding under the promissory note ($3,082,487.30) were converted into 128,437 shares of our common stock in connection with the November, 2002 financing.

        The Certificate of Designations, Rights and Preferences (the "Certificate of Designations") of the Series A Preferred Stock provides that upon liquidation, dissolution or winding up of the company (whether voluntary or involuntary), the holder of the Series A Preferred Stock is entitled to a liquidation preference (the "Series A Liquidation Preference") of cash or other property out of funds legally available for distribution to our stockholders, before any distribution is made to the holders of common stock or other securities ranking junior to the Series A Preferred Stock. The amount of the Series A Liquidation Preference is $1,000 per share. As of November 12, 2002, the total Series A Liquidation Preference was $15,892,220.

        One of the conditions to the closing of the financing transaction was that the holder of our Series A Preferred Stock amend the Certificate of Designations to eliminate the Series A Liquidation Preference. In consideration of eliminating the Series A Liquidation Preference, the Series A conversion price would have been lowered to $12.00 from $84.68 per share.

        Immediately before our 2002 annual meeting of stockholders, we were informed that the holder of the Series A Preferred Stock could not proceed with these amendments to the terms of the Series A Preferred Stock. To induce the Institutional Investors to proceed with the closing of the financing, on November 12, 2002, Elan entered into an agreement (the "Elan Agreement") with the Institutional

Investors. The Elan Agreement provides that Elan will pay the Institutional Investors an amount in cash (or the fair market value of other property) distributed to the holder of the Series A Preferred Stock on account of the Series A Liquidation Preference that, in the absence of the Series A Liquidation Preference, would have been paid to those Institutional Investors in accordance with applicable law, up to a maximum of $16,000,000. Only the Institutional Investors are beneficiaries of the Elan Agreement. The Elan Agreement was ratified, adopted and approved by the Photogen common stockholders on January 24, 2003. The Series A Liquidation Preference remains in effect and the conversion price for the Series A Preferred Stock is still $84.68 per share.

Potential Acquisition of Certain Assets of Alliance Pharmaceutical Corp.

        On November 21, 2002, we executed a term sheet with Alliance giving us an exclusive option to acquire the Imagent business. Imagent® is Alliance's ultrasound contrast agent that was approved by the FDA for marketing in the U.S. in June, 2002.

        The acquisition is subject to completion of due diligence, negotiation of definitive agreements and other contingencies, including our obtaining financing for the acquisition. Under certain circumstances, if the acquisition does not occur, Alliance may be required to pay a break-up fee to us. The financing structure contemplated by the term sheet includes our providing bridge financing for Imagent® activities prior to the acquisition, our payment to Alliance of cash and Photogen common stock at closing and future royalty payments based upon product sales.

        Imagent® is an intravenous contrast agent for use with ultrasound imaging equipment to improve visualization of blood vessels for better diagnosis of disease and assessment of organ function. Imagent® consists of perfluorochemical-based "microbubbles" that reflect ultrasound signals strongly in the bloodstream and thereby enhance ultrasound images). The initial indication is for use in patients with suboptimal echocardiograms to opacify the left ventricular chamber and to improve the delineation of the left ventricular endocardial border. Follow-on indications, if approved by the FDA, potentially include use for body imaging for detection of cancer in solid organs (liver, kidney, prostate, etc.), as well as for perfusion (i.e., the measurement of blood flow). Additional clinical studies are planned by Alliance to support these additional indications. Currently, Imagent® qualifies for reimbursement by the Centers for Medicare & Medicaid Services in all medical settings for cardiology at rates ranging from $95-$150 per vial.

        Through March 20, 2003, we have provided bridge financing to Alliance of an aggregate of $2,458,000 evidenced by 8% convertible secured promissory notes (the "Alliance Notes") issued pursuant to the Convertible Secured Note Purchase Agreement dated as of October 4, 2002 (the "Note Purchase Agreement").

        Together with any other holders of notes issued pursuant to the Note Purchase Agreement, we have liens on certain of the assets of Alliance. Our lien on the Imagent®-related assets is subordinate in priority to liens held by Xmark Fund, L.P. and Xmark Fund, Ltd. As of March 31, 2003, there was approximately $4,750,000 of debt outstanding subject to the Xmark liens. The collateral covered by the prior Xmark liens includes: intellectual property, license rights, accounts, contract rights and general intangibles arising under or relating to license rights and certain other contracts, all equipment located at Alliance's San Diego manufacturing facility, the approved new drug application relating to the Imagent® business, all cash held as cash collateral, and all inventory related to the Imagent® business. Our lien on the assets related to Alliance's Oxygent product is subordinate to a lien held by PFC Therapeutics, LLC ("PFC"). PFC is a joint venture between Alliance and Baxter Healthcare Corporation. The collateral covered by the prior PFC lien includes: intellectual property, income, royalties and payments related to Alliance's Oxygent product.

        Our other liens on the assets of Alliance are first priority liens and give us, together with any other noteholders under the Note Purchase Agreement, a security interest in all equipment, inventory, goods, accounts, general intangibles, fixtures, documents, deposit accounts, instruments and investment properties, proceeds not covered by the Xmark and PFC prior liens.

        Alliance has the right to make payments of interest under the Alliance Notes in shares of its common stock. We have the right to convert the outstanding principal and interest under the Alliance Notes into shares of Alliance common stock at the conversion price of $0.35 per share. Any shares of Alliance common stock we receive in lieu of cash interest payments may have a value less than the cash that we would otherwise be owed. Any shares of Alliance common stock that we receive from Alliance will be restricted securities and subject to Rule 144 trading restrictions. We have certain demand and piggyback registration rights with respect to any shares of Alliance common stock that we receive under the terms of the Note Purchase Agreement.

        The Imagent® business of Alliance we may acquire includes:

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  Imagent®, an FDA-approved product with an expected launch in the third quarter of 2003;

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  an FDA-approved manufacturing facility;

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  $2 million, in sales value, of inventory;

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  the right to hire a 45-person operating organization; and

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  a portfolio of intellectual property in imaging technology and ultrasound imaging contrast agents, including over 30 patents.

        Alliance has a worldwide development and commercialization agreement for Imagent® with Schering that was amended in February, 2002 to give Alliance exclusive rights to market the product in the U.S. until February, 2007, with Schering to be paid a nominal royalty on such sales. Alliance may also obtain exclusive rights to market the product internationally in exchange for the payment of additional royalties to Schering. At the expiration of the period, Alliance has the right to pay all of any remaining royalty obligation to Schering and thus retain all rights to the product on a worldwide basis, or alternatively, to allow Schering the opportunity to obtain co-promotion rights along with Alliance. It is anticipated that the Schering agreement would be assigned to us if we consummate the acquisition of the Imagent® business.

        Our ability to consummate the acquisition of the Alliance assets is subject, among other conditions, to our ability to raise funds for the acquisition. We are seeking to raise $15 to $20 million through the sale of our common stock or other securities in a private placement to fund the closing date cash payment for the acquisition of the Imagent® business and to provide working capital for future operating expenses.

        Our exclusive option to acquire the medical imaging assets of Alliance expires on April 19, 2003. If we obtain the necessary financing prior to the expiration of the exclusive option we intend to proceed to close the transaction, subject to Photogen shareholder approval of the issuance of additional shares of our common stock in connection with the financing and other conditions. We are in active discussions with several financing sources, but we cannot give assurances that we will obtain the necessary financing. There also can be no assurance that:

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  we will be able to obtain an extension of our exclusive option on acceptable terms if we do not obtain the necessary financing by April 19, 2003;

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  Alliance will be in a financial position to repay us in full the outstanding amounts due under the terms of the Alliance Note if we do not consummate a transaction; and

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  Alliance's employees will agree to become employees of Photogen if we consummate a transaction with Alliance and offer employment to those employees or that the Imagent® business will be profitable to us.

DEVELOPMENT AND COMMERCIALIZATION STRATEGY

        Our overall strategy is to leverage our proprietary technologies through contractual collaborations with third parties. In particular, we plan to:

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  Utilize the company as a platform for the acquisition and/or licensing of technologies in related fields.

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  Conduct preclinical research studies of our products using third party laboratories and/or clinicians to conduct preclinical trials. We intend to use the expertise of these third party clinicians to collect data necessary to obtain IND's (an Investigational New Drug application with the FDA) required to begin human trials.

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  Utilize our clinical development team and contractual collaborative arrangements with third parties to access the skills and resources required to design, test, obtain regulatory approval and manufacture our potential products.

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  Market potential products through the use of an internal sales force or strategic or distribution collaborations as determined by the specific characteristics of each product application.

        We currently do not generate any revenues from operations. If we develop a saleable product, we expect to generate revenues from product sales or licensing fees and royalties. Currently, we have not developed any products that are available to manufacture or sell to the public nor do we have a pricing structure for any potential products; however, we have an exclusive option to acquire Imagent® from Alliance, which is expected to be ready to launch for sale to the public in the third quarter of 2003 and we may generate revenues from those sales. See "Risk Factor—We are a development stage company, we have conducted only limited studies on our products in development and we do not have any revenues from sales," below.

        Our ability to develop and manufacture any product successfully is subject to numerous contingencies and uncertainties, including certain "Risk Factors" described below. Our objectives, business strategy and product development efforts are subject to change based on numerous factors, including the results of preclinical and clinical testing, the availability of suitable collaborative relationships, the nature of competition, regulatory requirements and the availability of capital. The description of our business and business strategy contains forward-looking statements that should be read in conjunction with the "Risk Factors" described below.

PATENTS

        We are continuing to pursue patent protection for our proprietary technologies with the U.S. Patent and Trademark Office and in various foreign jurisdictions. We plan to prosecute, assert and defend our patent rights whenever appropriate. However, securing patent protection does not necessarily assure us of competitive success. See "Risk Factors—If we do not obtain and maintain patent or other protection of our core technologies (namely PH-50 for cardiovascular imaging and N1177 for our lymphography materials and methods), we may have difficulty commercializing products using these technologies," below. We currently own two patents issued by the U.S. Patent and Trademark Office that are summarized generally below and sixteen patents issued in various foreign jurisdictions:

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  Method of diagnosing disease of the lymph nodes through indirect lymphography (U.S. Patent No. 5,114,703)

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  Method of diagnosing disease of the lymph nodes through indirect lymphography using ultrasound or MRI (U.S. Patent No. 5,496,536)

These patents expire on May 30, 2009 and March 15, 2013, respectively. We currently have two patent applications pending in the U.S. and one application filed under the Patent Cooperation Treaty ("PCT") which are directed to the use of nanoparticulates including PH-50 for cardiovascular imaging and for delivery of pharmacologically active substances.

        We have an exclusive license (subject to certain limitations) from Massachusetts General Hospital and Nycomed Imaging AS for the world-wide right to make, market, distribute and sell products using (i) the subject matter covered in pending U.S. and foreign patent applications relating to the research, development, manufacture and commercialization of diagnostic imaging agents for medical location, treatment and diagnosis of tumors and other diseased tissues or other material and (ii) the patent rights related to N1177 in the research, development, manufacture and commercialization of human ethical pharmaceutical products containing the diagnostic imaging compound N1177.

        In addition, through our joint venture with affiliates of Elan, we have granted Sentigen a license of certain methods we had previously acquired from Alliance and a sublicense of our MGH/Nycomed license for use in the research, development, manufacture and commercialization of nanoparticulate x-ray, CT and/or MRI diagnostic imaging agents using radio-opaque molecules containing iodine that passively target lymph nodes involved in a diseased state following parenteral administration to a mammal to locate, diagnose and/or treat cancer and/or other diseases.

        We are continuing to pursue patent protection for our other proprietary technologies with the U.S. Patent and Trademark Office, under the Patent Cooperation Treaty and in various foreign jurisdictions.

        Some of our patented or licensed technology arose from research that was partially funded by the U.S. Government ("Government"). As with other entities whose research is sponsored in any manner by the Government, certain patents that we own or license are subject to Confirmatory Licenses in favor of the Government, as required by applicable federal regulations. These regulations require us or the patent owner to agree to convey to the Government, upon the Government's request, rights in the technology if we decide not to continue prosecution of the patent applications or if the patent owner does not wish to retain title to the inventions covered in the patents. The Government also retains certain "march in rights" that permit the Government to use the technology under certain circumstances, including if that action is necessary because we or the patent owner have not taken or are not expected to take effective steps to achieve practical application of the inventions; it is necessary to alleviate health or safety needs not being met by us or the patent owner; or to meet the requirements for public use specified in certain federal regulations and those requirements are not being met by us or the patent owner. We intend to prosecute patent applications and in other respects develop patents we own so that the Government will not exercise its rights under these Confirmatory Licenses.

        "Photogen" is a trademark of Photogen. We have filed an application for registration of the mark Photogen in the U.S. This application is pending. All other trademarks or trade names used in this Form 10-K are trademarks or trade names of their respective owners.

GOVERNMENT REGULATIONS

        All of the products we currently contemplate developing require approval by the FDA prior to sales being made within the U.S. and by comparable foreign agencies prior to sales being made outside the U.S. The FDA and comparable regulatory agencies impose substantial requirements on the manufacturing and marketing of pharmaceutical products and medical devices. These agencies and other entities extensively regulate, among other things, research and development activities and the testing, manufacturing, quality control, safety, effectiveness, labeling, storage, record keeping, approval, advertising and promotion of our proposed products. See "Risk Factors—Our proposed products are subject to extensive testing and government approval, and we may not obtain the approvals necessary to sell our proposed products," below.

        The regulatory process required by the FDA through which our products must successfully pass before they may be marketed in the U.S. generally involves the following:

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  Preclinical laboratory and animal testing;

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  Submission of an application that must become effective before clinical trials may begin;

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  Adequate and well-controlled human clinical trials to establish the safety and efficacy of the product for its intended indication; and

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  FDA approval of the application to market a given product for a given indication.

        For imaging and pharmaceutical products, preclinical tests include laboratory evaluation of the product, its chemistry, formulation and stability, as well as animal studies to assess the potential safety and efficacy of the product. Where appropriate (for example, for human disease indications for which there exist inadequate animal models), we will attempt to obtain preliminary data concerning safety and efficacy of proposed products using carefully designed human pilot studies. We will require sponsored work to be conducted in compliance with pertinent local and international regulatory requirements, including those providing for Institutional Review Board approval, national governing agency approval and patient informed consent, using protocols consistent with ethical principles stated in the Declaration of Helsinki and other internationally recognized standards. We expect any pilot studies to be conducted outside the U.S.; but if any are conducted in the U.S., they will comply with applicable FDA regulations. Data obtained through pilot studies will allow us to make more informed decisions concerning possible expansion into traditional FDA-regulated clinical trials.

        If the FDA is satisfied with the results and data from preclinical tests, it will authorize human clinical trials. Human clinical trials are typically conducted in three sequential phases, which may overlap. Each of the three phases involves testing and studying specific aspects of the effects of the pharmaceutical on human subjects, including testing for safety, dosage tolerance, side effects, absorption, metabolism, distribution, excretion and clinical efficacy.

        Data from preclinical and clinical trials are submitted to the FDA in an NDA for marketing approval and to foreign regulatory authorities under applicable requirements. Preparing an NDA or foreign application involves considerable data collection, verification, analyses and expense, and there can be no assurance that the applicable regulatory authority will accept the application or grant an approval on a timely basis, if at all. The marketing of pharmaceuticals in the U.S. may not begin without FDA approval. The approval process is affected by a number of factors, including primarily the safety and efficacy demonstrated in clinical trials and the severity of the disease. Regulatory authorities may deny an application in their sole discretion, if they determine that applicable regulatory criteria have not been satisfied or if additional testing or information is required. One of the conditions for initial marketing approval, as well as continued post-approval marketing, is that a prospective manufacturer's quality control and manufacturing procedures conform to the GMP regulations of the regulatory authority. In complying with these regulations, a manufacturer must continue to expend time, money and effort in the area of production, quality control and quality assurance to ensure full compliance. Manufacturing establishments, both foreign and domestic, also are subject to inspections by or under the authority of the FDA and by other federal, state, local or foreign agencies. Discovery of previously unknown problems with a product or manufacturer may result in restrictions on such product or manufacturer, including withdrawal of the product from the market.

        We have established a core clinical development team and have been working with outside regulatory consultants to assist us in developing product-specific development and approval strategies,

preparing the required submittals, guiding us through the regulatory process, and providing input to the design and site selection of human clinical studies. The testing and approval process requires substantial time, effort and financial resources, and we may not obtain FDA approval on a timely basis, if at all. Success in preclinical or early-stage clinical trials does not assure success in later stage clinical trials. The FDA or the research institution sponsoring the trials may suspend clinical trials or may not permit trials to advance from one phase to another at any time on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk. Once issued, the FDA may withdraw a product approval if we do not comply with pertinent regulatory requirements and standards or if problems occur after the product reaches the market. If the FDA grants approval of a product, the approval may impose limitations, including limits on the indicated uses for which we may market a product. In addition, the FDA may require additional testing and surveillance programs to monitor the safety and/or effectiveness of approved products that have been commercialized, and the agency has the power to prevent or limit further marketing of a product based on the results of these post-marketing programs. Further, later discovery of previously unknown problems with a product may result in restrictions on the product, including its withdrawal from the market. Marketing our products abroad will require similar regulatory approvals by equivalent national authorities and is subject to similar risks.

        In the ordinary course of business, we must also comply with a variety of other federal and state governmental regulations. These regulations impose, among other things, standards of conduct, record keeping, labeling and reporting.

        Specific regulations affecting our current and proposed operations include: environmental-type discharge requirements, good laboratory practices governing animal testing, good manufacturing practices regarding the manufacture of drugs and other FDA-regulated products, animal care and use regulations, laws and regulations relating to labor, and required general business practices. We do not currently anticipate that the cost of compliance in these areas, other than obtaining FDA approval, will present a major obstacle to achieving our goals.

        Another area of regulation that will impact our business is the recent developments in health care reimbursement and delivery practices as a means to better control health care costs. See "Risk Factors—Changes in health care reimbursement policies or legislation may make it difficult for patients to use or receive reimbursement for using our products, which could reduce our revenues," below.

COMPETITION

        The industry in which we operate is intensely competitive, and subject to significant change with respect to technology for the diagnosis and treatment of disease. Existing or future pharmaceutical and device companies, government entities and universities may create developments that accomplish similar functions to our technologies in ways that are less expensive, receive faster regulatory approval or receive greater market acceptance than our potential products. See "Risk Factors—Our potential markets are extremely competitive, and many of our competitors have greater resources and have products that are in more advanced stages of development," below.

        Our competitors have, in general, been in existence for considerably longer than we have, and may have greater capital resources and access to capital; greater internal resources for activities in research and development, clinical testing and trials, production and distribution; and existing collaborative relationships with third parties. See "Risk Factors—We have to rely on third parties and collaborative relationships for the manufacture, clinical testing and marketing for our proposed products, and it may be difficult to implement our business development plans without these collaborations," below.

        The existing market for radiopaque contrast agents is estimated by Frost & Sullivan to be approximately $3.4 billion worldwide. The dominant uses of media, totaling 86 percent, are those employed in conjunction with CT or x-ray scans. Approximately half of the usage is in the U.S.

Omnipaque®, marketed by a unit of Amersham, is believed to be the leading agent utilized in coronary angiography. Other companies marketing contrast agents include Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering) and Bracco.

        In addition to CT or x-ray scans, other modalities, such as MRI and ultrasound, are also used by physicians to image internal vasculature and organs. These modalities, including CT imaging, each have particular attributes that may make their use applicable to any particular situation.

RISK FACTORS

        This Form 10-K contains (and press releases and other public statements we may issue from time to time may contain) a number of forward-looking statements regarding our business and operations. Statements that are not historical facts are forward-looking statements. Such forward-looking statements include those relating to:

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  our current business and product development plans,

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  our future business, product development and acquisition plans,

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  the timing and results of regulatory approval for proposed products, and

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  projected capital needs, working capital, liquidity, revenues, interest costs and income.

        Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions and statements that may include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "should," "may," or similar expressions or statements that imply uncertainty or involve hypothetical events.

        Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from what is currently anticipated. We make cautionary statements in certain sections of this Form 10-K, including under "Risk Factors." You should read these cautionary statements as being applicable to all related forward-looking statements wherever they appear in this Form 10-K, in the materials referred to in this Form 10-K, in the materials incorporated by reference into this Form 10-K, or in our press releases and other public statements we may issue from time to time. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Form 10-K or other documents incorporated by reference might not occur. No forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statement. We do not undertake any obligation to release publicly any revisions to these forward looking statements, to reflect events or circumstances after the date of this Form 10-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

        The following are some of the key risk factors that may affect our future results:

We are a development stage company, we have conducted only limited studies on our products in development and we do not have any revenues from sales.

        Our company and our technologies are in early stages of development. We began our business as a biopharmaceutical company in 1997. We have not generated revenues from sales or operations, and we do not expect to generate sufficient revenues to enable us to be profitable for at least several years, if at all.

        The drug products we currently contemplate developing will require costly and time-consuming research and development, preclinical and clinical testing and regulatory approval before they can be commercially sold. We may not be able to develop our technology into marketable products or develop our technology so it is effective for diagnosis or treatment of human diseases. As a result of changing economic considerations, market, clinical or regulatory conditions, or clinical trial results, we may shift our focus or determine not to continue one or more of the projects we are currently pursuing.

We have a history of losses and we may not achieve or maintain profitability in the future or pay cash dividends.

        We have incurred losses since the beginning of our operations. As of December 31, 2002, we have incurred cumulative net losses (before dividends on preferred stock) of approximately $28,745,194. We expect our losses to increase in the future as our financial resources are used for research and development, preclinical and clinical testing, regulatory activities, manufacturing, marketing and other related expenses. We may not be able to achieve or maintain profitability in the future. We have never declared or paid any cash dividends to stockholders and do not expect to do so in the foreseeable future.

We must raise additional financing in the future and our inability to do so will prevent us from implementing our business development plan.

        During 2002, we sold $12,028,902 of our common stock to certain institutional investors and a group of individual accredited investors at a price per share of $1.08 ($2,500,000 of which was from the conversion of our outstanding note payable to Tannebaum LLC). Our cash and securities on hand at December 31, 2002, following the repayment of certain liabilities, was approximately $6.1 million. We expect to have sufficient cash resources for our current commitments through the third quarter of 2003 (depending on the pace of our spending for preclinical and clinical testing and other commitments, which, to an extent, we can adjust to preserve cash). We will need substantial additional financing for our research, clinical testing, product development and marketing programs.

        Through March 20, 2003, we have provided bridge financing to Alliance of an aggregate of $2,458,000. Together with any other holders of notes issued pursuant to the Note Purchase Agreement, we have liens on certain of the assets of Alliance. Our lien on the Imagent®-related assets is subordinate in priority to liens held by Xmark Fund, L.P. and Xmark Fund, Ltd. As of March 31, 2003, there was approximately $4,750,000 of debt subject to the Xmark liens. Our lien related to Alliance's Oxygent product is subordinate to a lien held by PFC. Our other liens on the assets of Alliance are first priority liens and give us a security interest in collateral not covered by the Xmark and PFC prior liens. Alliance has the right to make payments of interest under the Alliance Notes in shares of its common stock. We have the right to convert the outstanding principal and interest under the Alliance Notes into shares of Alliance common stock at the conversion price of $0.35 per share. Any shares of Alliance common stock we receive in lieu of cash interest payments may have a value less than the cash that we would otherwise be owed and those shares may not be readily marketable. Consequently, there is a risk that we may not be able to be fully repaid the bridge financing we provided to Alliance.

        We cannot accurately estimate the amount of additional financing required to develop our products; however, the amount could be an additional $30 million or more over the next several years. In particular, we are currently seeking to raise $15 to $20 million to acquire the Imagent® business from Alliance through a private placement to accredited investors. Additional funds may not be available on acceptable terms, if at all, and existing stockholders may be diluted as a result of those offerings. The pricing of our common stock, or other securities convertible into common stock, in any such transaction may also result in an increase in the number of shares of common stock issuable upon exercise of warrants in accordance with the anti-dilution provisions in the instruments governing those securities.

Our proposed products are subject to extensive testing and government approval, and we may not obtain or maintain the approvals necessary to sell our proposed products.

        None of our proposed imaging products has received the FDA's approval. An extensive series of clinical trials and other associated requirements must be completed before our proposed products can be approved and sold in the U.S. or other countries. Requirements for FDA approval of a product include preclinical and clinical testing for effective use and safety in animals and humans, which can be extremely costly. The time frame necessary to perform these tasks for any individual product is long and uncertain, and we may encounter problems or delays that we cannot predict at this time. Even if testing is successful, our proposed products may not demonstrate sufficient effectiveness or safety to warrant approval by the FDA or other regulatory authorities. Any regulatory approval may not cover the clinical symptoms or indications that we may seek. We must also obtain regulatory approvals comparable to those required in the U.S. to market our products in other countries.

        Our proposed technologies and products generally must complete preclinical tests in animals and three phases of tests (also called clinical trials) in humans before we can market them for use. Use of our technology has been limited primarily to laboratory experiments and animal testing, only N1177 has completed Phase 1 human clinical trials. We have not yet conducted substantive studies on the effectiveness of our compounds on human subjects.

        Our results from early clinical trials may not predict results that we will obtain in large scale clinical trials, as a number of companies have suffered significant setbacks in advanced clinical trials, even after promising results in early trials.

        We may not conduct additional Phase 2 or Phase 3 clinical trials for our products and such trials, if begun, may not demonstrate any efficacy or may not be completed successfully in a timely manner, if at all.

        The rate of completion of our clinical trials depends upon, among other things, the rate of patient enrollment. Patient enrollment is a function of many factors, including the size of the patient population for a particular indication, the nature of the clinical protocol under which our products will be studied, the proximity of the patient to a clinical site and the eligibility criteria for the study. Delays in planned patient enrollment may result in increased costs, regulatory filing delays, or both.

        Furthermore, we, the FDA or other regulatory authorities may alter, suspend or terminate clinical trials at any time. If we do not successfully complete clinical trials and obtain regulatory approval for a product, we will not be able to market that product.

Any products approved by the FDA will be subject to postmarket requirements of the FDA.

        Approved products are subject to numerous postmarket requirements by regulatory authorities. We will be subject to inspection and marketing surveillance by the FDA to determine our compliance with regulatory requirements with respect to any approved products. If the FDA finds that we have failed to comply, it can institute a wide variety of enforcement actions, ranging from a public warning letter to more severe sanctions such as:

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  fines, injunctions and civil penalties;

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  recall or seizure of our products;

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  operating restrictions, partial suspension or total shutdown of production; and

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  criminal prosecution.

        Any enforcement action by the FDA may also affect our ability to commercially distribute our products in the U.S.

Product liability claims could increase our costs and adversely effect our results of operations.

        The clinical testing, manufacturing and marketing of our product candidates may expose us to product liability claims, and we may experience material product liability losses in the future. We maintain certain levels of product liability insurance for the use of our product candidates in clinical research, but our coverage may not continue to be available on terms acceptable to us or adequate for liabilities we actually incur. A successful claim brought against us in excess of available insurance coverage, or any claim or product recall that results in significant adverse publicity against us, may have a material adverse effect on our business and results of operations.

If we do not obtain and maintain patent or other protection of our core technologies (namely PH-50 for cardiovascular imaging and N1177 for our lymphography materials and methods), we may have difficulty commercializing products using these technologies.

        Our success depends in part on our ability to obtain, assert and defend our patents, protect trade secrets and operate without infringing the intellectual property of others. Among the important risks in this area are that:

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  Our patent applications may not result in issued patents. Moreover, any issued patents may not provide us with adequate protection of our intellectual property or competitive advantages, and the law on the scope of patent coverage is continually changing.

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  Various countries limit the subject matter that can be patented and limit the ability of a patent owner to enforce patents in the medical field. This may limit our ability to obtain or utilize those patents internationally.

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  Existing or future patents or patent applications (and the products or methods they cover) of our competitors (or others, such as research institutions or universities) may interfere, invalidate, conflict with or infringe our patents or patent applications. Similarly, the use of the methods or technologies contained in our patents, patent applications and other intellectual property may conflict with or infringe the rights of others.

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  If an advance is made that qualifies as a joint invention, the joint inventor or his or her employer may have rights in the invention.

        We will be able to protect our proprietary rights from unauthorized use by third parties only to the extent that these rights are covered by valid and enforceable patents or effectively maintained as trade secrets. We own two patents in the U.S., and sixteen other patents in foreign countries including Australia, Canada, Japan and Germany. These patents relate to methods for performing lymphography. We have filed patent applications in the U.S. and under the PCT covering a number of foreign countries. These patent applications relate to the use of nanoparticulates, including PH-50, as cardiovascular imaging agents and to deliver pharmacologically active substances for treatment of various diseases. We are also the exclusive licensee of a group of patented proprietary compounds known as "nanoparticulates," including N1177 and PH-50 from Nycomed Imaging AS. We are the exclusive licensee of U.S. and foreign patent applications from Massachusetts General Hospital which relate to diagnostic imaging agents and methods for using the diagnostic imaging agents for medical location, treatment and diagnosis of tumors and other diseased tissues.

        Additional patents may never be issued on any of the patent applications we own or license from third parties. Furthermore, even if such patents are issued, the validity of the patents might successfully be challenged by a third party. The patents might not provide protection against competitive products or otherwise be commercially valuable, or the applications filed by others might result in patents that would be infringed by the manufacture, use or sale of our products.

        The patent position of biopharmaceutical companies involves complex legal and factual questions and therefore we cannot assure the enforceability of these patents. Litigation over patents and other intellectual property rights occurs frequently in our industry and there is a risk that we may not prevail in disputes over the ownership of intellectual property. Further, an interference proceeding with the Patent and Trademark Office may be instituted over the rights to certain inventions and there is a risk that we may not prevail in such an interference proceeding. Those disputes can be expensive and time consuming, even if we prevail. Intellectual property disputes are often settled through licensing arrangements that could be costly to us. In any intellectual property litigation, it is possible that licenses necessary to settle the dispute would not be available on commercially reasonable terms or that we would not be able to redesign our technologies to avoid any claimed infringement.

        Confidentiality agreements covering our intellectual property may be violated and we may not have adequate remedies for any violation. Third parties may challenge our existing patents and seek to hold them invalid or unenforceable. Also, our intellectual property may in other ways become known or be independently discovered by competitors.

        To the extent we use intellectual property through licenses or sub-licenses (as is the case for some of our lymphography technology), our rights are subject to us performing the terms of the license or sub-license agreement with third parties. Our rights are also subject to the actions of third parties we may not be able to control, such as our sub-licensor complying with the terms of its license with the patent owner and the patent owner maintaining the patent.

        Where intellectual property results from a research project supported by Government funding, the Government has limited rights to use the intellectual property without paying us a royalty.

We are highly dependent upon a small number of employees and consultants who provide management expertise, and it may be difficult to implement our business development plans without this expertise.

        These individuals have entered into employment or consulting agreements, confidentiality and/or non-competition agreements with us. We could suffer competitive disadvantage, loss of intellectual property or other material adverse effects on our business and results of operations if any employee or consultant violates or terminates these agreements or terminates his or her association with us. Our growth and future success also depends upon the continued involvement and contribution from these individuals, as well as our ability to attract and retain highly qualified personnel now and in the future.

        We currently employ three senior executive officers, including Dr. Williams (our Chief Executive Officer), Mr. Boveroux (our Chief Financial Officer) and Dr. Reinhard Koenig (Senior Vice President of Medical and Regulatory Affairs). We also have retained consultants to advise us in regulatory affairs and product development matters. If we lost the services of our executive officers or outside consultants, we could experience a delay in the implementation of our business plan until we arranged for another individual or firm to fulfill the role.

The raw materials necessary for the manufacture of PH-50 and N1177 are supplied by one supplier and an interruption in availability of those materials may impair our ability to test and market those products.

        We currently rely on Nanosystems, a division of Elan, as the sole supplier of the nanoparticulates used to manufacture PH-50 and N1177. There can be no assurance that Nanosystems will continue to supply us with the raw materials that we need in a timely manner on conditions that are acceptable to us.

We have to rely on third parties and collaborative relationships for the manufacture, clinical testing and marketing of our proposed products, and it may be difficult to implement our business development plans without these collaborations.

        We have had and expect to continue in the future to have a variety of research agreements with universities and other research institutions to investigate specific protocols. We also contract and expect to continue to contract with research organizations and other third parties to manage clinical trials of our proposed products in development. We must continue to enter into collaborative relationships with third parties for additional research and development, preclinical and clinical testing, marketing and distribution of our proposed products.

        We are currently involved in a joint venture with affiliates of Elan, called Sentigen, Ltd., to develop and commercialize materials in the field of lymphography. Collaborative relationships may limit or restrict our operations or may not result in an adequate supply of necessary resources. Our collaborative partner could also pursue alternative technologies as a means of developing or marketing products for the diseases targeted by our collaborative program. If a third party we are collaborating with fails to perform under its agreement or fails to meet regulatory standards, this could delay or prematurely terminate clinical testing of our proposed products.

Our potential markets are extremely competitive, and many of our competitors have greater resources and have products that are in more advanced stages of development.

        We face substantial competition from competitors with greater financial, technical and human resources and with greater experience in developing products, conducting preclinical or clinical testing, obtaining regulatory approvals, manufacturing and marketing. We understand that the existing market for radiopaque contrast agents is estimated to be approximately $3.4 billion worldwide. The dominant uses of media are those employed in conjunction with CT/x-ray scans. Approximately half of the usage is in the U.S. Omnipaque®, marketed by a unit of Amersham and is estimated to be the leading agent utilized in coronary angiography. Other companies marketing contrast agents include Mallinckrodt, Inc. (a unit of Tyco International Ltd.), Berlex Laboratories, Inc. (a subsidiary of Schering) and Bracco.

        Some of these firms have drugs or devices that have completed or are in advanced stages of clinical trials and regulatory approvals. Others may develop technologies and obtain patent protection that could render our technologies or products obsolete or less competitive or our patents invalid or unenforceable. Due to the inherent risk of failure associated with the testing, development and production of new and innovative technologies, our technologies and products may be found to be ineffective, have unanticipated limitations or otherwise be unsuccessful in the marketplace. Also, although we believe our estimates of the possible size of markets for our potential products are based on information we consider reliable (including data from the American Heart Association, American Cancer Society and similar sources in the public domain), that data or our analysis of the data could prove incorrect.

Our products may not be fully accepted by physicians, laboratories and health insurance providers which would reduce our revenue and limit our ability to raise capital.

        Our growth and success will depend upon market acceptance by physicians, laboratories and health insurance providers of our products. This requires acceptance of our products as clinically useful and cost-effective alternatives to other medical imaging methods. In addition, physicians may utilize imaging techniques other than those for which our products are being developed (such as MRIs) to image internal vasculature and organs and therefor, our products may not be utilized.

Changes in health care reimbursement policies or legislation may make it difficult for patients to use or receive reimbursement for using our products, which could reduce our revenues.

        Our success will depend, in part, on the extent to which health insurers, managed care entities and similar organizations provide coverage or reimbursement for using the medical procedures and devices we plan to develop. These third-party payers are increasingly challenging the price of medical procedures and services and establishing guidelines that may limit physicians' selections of innovative products and procedures. We also cannot predict the effect of any current or future legislation or regulations relating to third-party coverage or reimbursement on our business. We may not be able to achieve market acceptance of our proposed products or maintain price levels sufficient to achieve or maintain any profits on our proposed products if adequate reimbursement coverage is not available. Failure by physicians, hospitals and other users of our products to obtain sufficient reimbursement from third-party payors for the procedures in which our products would be used or adverse changes in governmental and private third-party payors' policies toward reimbursement for such procedures would have a material adverse effect on our business.

A small group of stockholders controls Photogen, which may make it difficult for stockholders who are not in that group to influence management.

        As of December 31, 2002, a small group of stockholders control approximately 70.4% of our outstanding common stock. Several of our principal stockholders are also parties to the Voting Agreement concerning the election of certain designees to the Board of Directors. The Voting Agreement requires these stockholders to vote their shares for the election of certain individuals nominated by parties to the Voting Agreement. This concentration of ownership and control may delay or prevent a change in control of Photogen, and may also result in a small supply of shares available for purchase in the public securities markets. These factors may affect the market and the market price for our common stock in ways that do not reflect the intrinsic value of the stock.

The price and trading volume of our common stock fluctuates significantly, like that of many biopharmaceutical companies, which may make it difficult for us or a stockholder to sell our common stock at a suitable price and may cause dilution for existing stockholders when we issue additional shares.

        During the period from January 1, 2002 through December 31, 2002 the trading price of our common stock ranged from $8.38 to $1.00 per share. Daily trading volume ranged from zero shares to approximately 41,000 shares during that period.

        The market prices for securities of biopharmaceutical companies in general have been highly volatile and may continue to be highly volatile in the future. The following factors may have an impact on the price of our common stock:

  •
  Announcements by us or others regarding scientific discoveries, technological innovations, commercial products, patents or proprietary rights;

  •
  Announcements by us concerning the licensing or other transactions of our products or technologies;

  •
  Private sale of a significant block of our common stock at a price below the then current market price of our common stock and the subsequent registration and sale of those shares;

  •
  The progress of preclinical or clinical testing;

  •
  Developments or outcome of litigation concerning proprietary rights, including patents;

  •
  Changes in government regulation;

  •
  Public concern about the safety of devices or drugs;

  •
  Limited coverage by securities analysts;

  •
  The occurrence of any of the risk factors described in this section;

  •
  Sales of large blocks of stock by an individual or institution;

  •
  Changes in our financial performance from period to period, securities analysts' reports, and general market conditions; and

  •
  Economic and other external factors or a disaster or crisis.

Our common stock could be delisted from the NASDAQ SmallCap Market, which would make trading in our stock more difficult.

        Since November, 1999, our common stock has been quoted in the Nasdaq SmallCap Market. We received a letter dated September 25, 2002 from Nasdaq notifying us that our stock had traded at less than $1 for a period of 30 consecutive trading days and that we had until March 4, 2003 to regain compliance with Marketplace Rule 4310(c)(4). On December 12, 2002, we received notice from Nasdaq that we are again in compliance with the Marketplace Rule. Our shares could be delisted if we fail to meet the listing requirements of the Nasdaq SmallCap Market, which would force us to list our shares on the OTC Bulletin Board or some other quotation medium, such as pink sheets, depending upon our ability to meet the specific listing requirements of those quotation systems. As a result, an investor might find it more difficult to dispose of, or to obtain accurate price quotations for, our shares. Delisting might also reduce the visibility, liquidity and price of our common stock.

        If our common stock were delisted from the Nasdaq SmallCap Market and were not traded on another national securities exchange, we could become subject to penny stock regulations that impose additional sales practice disclosure and market making requirements on broker/dealers who sell or make a market in our stock. The rules of the SEC generally define "penny stock" to be common stock that has a market price of less than $5.00 per share and is not traded on a national exchange. If our stock became subject to penny stock regulations, it could adversely affect the ability and willingness of broker/dealers who sell or make a market in our common stock and of investors to purchase or sell our stock in the secondary market.

If stockholders holding substantial amounts of our common stock should sell their stock in the public market, the price of our stock could fall and it may be more costly for us to raise capital.

        As of December 31, 2002:

  •
  We had reserved approximately 7,062,401 shares of common stock for future issuance upon grants of options, or exercise or conversion of outstanding options and warrants and convertible securities.

  •
  We had approximately 2,343,366 shares eligible for sale in the public market free of restriction under Rule 144 of the Securities Act.

  •
  Approximately 11,912,779 shares of common stock are subject to agreements requiring us to permit the holders of the shares, under certain circumstances, to join in a public offering of our stock or to demand that we register their shares for resale.

        If our options and warrants are all issued and exercised, investors may experience significant dilution in the voting power of their common stock. The sale of these shares could place downward pressure on the overall market price of our stock.

ITEM 2. PROPERTIES.

        We have a three-year lease agreement for approximately 6,164 square feet of office space located in New Hope, Pennsylvania. The initial term of the lease expires in August, 2004. The lease permits us to extend the lease for two additional three-year terms. This space is being used for our executive offices and headquarters and for our clinical development group.

        To our knowledge, the property and equipment in our New Hope location is in good condition. In the opinion of management, our interest in this facility is adequately covered by insurance.

ITEM 3. LEGAL PROCEEDINGS.

        None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        During the fourth quarter of the 2002 fiscal year the following matters were submitted to our stockholders for a vote:

  •
  At our annual meeting of stockholders initially held on September 13, 2002 and adjourned until reconvened on October 31, 2002, we submitted the following matters to our common stockholders and holders of Series B Preferred Stock for approval. The votes were tabulated as follows (the number of shares in the "Vote" column are given prior to our one-for-four reverse split):

Matter Voted Upon	Vote

A corporate separation involving a split off of the company's therapeutic line of business to our five founding stockholders in exchange for and in redemption of all of their common stock of Photogen Technologies, Inc.	All Shares: For: 31,002,377 Against: 1,787 Abstaining, including Broker Non-Votes: 6,840
Excluding the shares of the interested parties: For: 10,703,942 Against: 1,787 Abstaining, including Broker Non-Votes: 6,840
The amendment of our restated articles of incorporation to effect a one-for-four reverse split of our outstanding common stock.	For: 31,245,497 Against: 13,370 Abstaining, including Broker Non-Votes: 1,617
The election of the following five directors:
Taffy J. Williams, Ph.D.	For: 31,244,239 Against: 0 Abstaining, including Broker Non-Votes: 16,245
Robert J. Weinstein, M.D.	For: 21,249,239 Against: 0 Abstaining, including Broker Non-Votes: 11,190

Lester H. McKeever,	For: 31,254,244 Against: 0 Abstaining, including Broker Non-Votes: 6,240
Gene Golub	For: 31,250,244 Against: 0 Abstaining, including Broker Non-Votes: 10,240
Eric Wachter, Ph.D.	For: 31,255,294 Against: 0 Abstaining, including Broker Non-Votes: 5,190

The issuance of more than 20% of our outstanding voting stock resulting from the sale of not less than $9 million and not more than $15 million of common stock in a financing transaction with certain accredited investors.	For: 30,996,584 Against: 1,367 Abstaining, including Broker Non-Votes: 12,533
The amendment of our 2000 Long Term Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance from 500,000 to 4,568,750 (post-split shares).	For: 31,235,234 Against: 24,623 Abstaining, including Broker Non-Votes: 627
The ratification of the appointment of BDO Seidman, LLP as our independent certified public accountants for 2002.	For: 31,255,502 Against: 95 Abstaining, including Broker Non-Votes: 4,887
  •
  By written consents the holders of the Series B Preferred Stock consented to the conversion of all of the issued and outstanding shares of Series B Preferred Stock into shares of common stock at the conversion ratio of 4.25 (pre-reverse split) shares of common per share of Series B Preferred Stock. The conversion was approved by approximately 98% of the holders of the Series B Preferred Stock. On November 7, 2002, we sought ratification of the consent to convert the Series B Preferred Stock into common stock because new information regarding the transactions became available and was distributed to the holders of the Series B Preferred Stock. The consent to convert the Series B Preferred Stock into common stock was ratified by approximately 74% of the holders of the Series B Preferred Stock.

PART II.

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

        Our common stock is traded from time to time on the Nasdaq SmallCap Market under the symbol "PHGN."

Common Stock

        As of March 5, 2003, there were 17,114,868 shares of our common stock outstanding and held by approximately 412 stockholders of record. Holders of our common stock are entitled to receive such dividends as may be declared by the Board of Directors. We have not declared or paid cash dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future.

        The high and low trading prices (adjusted to reflect our one-for four reverse split) for our common stock during each quarter of the last two fiscal years are set forth below.

	Year Ended December 31, 2001		Year Ended December 31, 2002
	(Amounts in $)		(Amounts in $)
	High	Low	High	Low
1st Quarter	28.50	6.00	6.36	2.52
2nd Quarter	8.00	3.72	5.20	3.12
3rd Quarter	9.40	4.00	4.20	1.32
4th Quarter	6.08	4.00	2.64	1.00

        For the period January 1, 2003 through March 10, 2003, the high and low trading prices for our common stock were $2.78 and $0.90, respectively. Aggregate trading volume for the period January 1, 2003 through March 10, 2003, was approximately 217,210 shares. The foregoing information was obtained from the National Association of Securities Dealers as reported on the Nasdaq SmallCap Market. The quotations generally reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The foregoing information for 2001 and 2002, however, reflects trade prices, and not bid or ask prices and has been adjusted to reflect our one-for-four reverse split. See "Risk Factors—A small group of stockholders control Photogen, which may make it difficult for stockholders who are not in that group to influence management" and "The price and trading volume of our common stock fluctuates significantly, like that of many biopharmaceutical companies, which may make it difficult for us or a stockholder to sell our common stock at a suitable price and may cause dilution for existing stockholders when we issue additional shares," above, regarding the possible effects of the concentrated ownership of our stock on the market and price of the stock.

        In 2002, we granted qualified and non-qualified stock options pursuant to our 2000 Plan to purchase an aggregate of 2,523,800 shares of common stock each at an exercise price of $1.08 per share. The options vest at various times up to four years from the date of the grant.

        During November and December 2002, we sold an aggregate of 11,137,873 shares of common stock without registration under the Securities Act of 1933 (the "Securities Act") to certain institutional investors and other accredited investors at $1.08 pre share. These securities were offered and sold by us in reliance upon exemptions from the registration requirements provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act relating to sales not involving any public offering.

        We are subject to six sets of registration rights agreements. In the aggregate, these agreements cover approximately 11,912,779 shares of common stock and require us to register those shares under various terms and subject to specific conditions in the agreements.

        Pursuant to the terms of the Securities Purchase Agreement dated as of October 20, 1999 between Photogen and EIS, EIS has the right to participate in any equity financing consummated by us in order to maintain its pro rata interest in the company. EIS waived this right in connection with the shares of common stock that we sold to a group of institutional and individual accredited investors in November 2002 through January 2003. This right expires on October 20, 2003.

        As of March 5, 2003, approximately 14,527,705 shares of our common stock are "restricted stock" or are beneficially owned by persons who as of March 5, 2003 were affiliates of the company as defined in Rule 144 under the Securities Act. This excludes 128,437 shares of common stock held by EIS, 115,360 shares of common stock held by EPI and 15,157.2 shares of Series A Preferred Stock issued or accrued to EPI. Although Elan has the right to elect one director, they have chosen not to place anyone on the current board of directors at this time. For purposes of this calculation only (and the comparable disclosure on the cover page of this Form 10-K) we have assumed that officers, directors and 10% stockholders are affiliates of the company, that stock held by Tannebaum, LLC as of December 31, 2002 would be deemed beneficially owned by Robert J. Weinstein, M.D. (one of our directors and a co-manager of Tannebaum, LLC at that time) and stock held by Mi3 would be deemed beneficially owned by William D. McPhee, one of our directors (although both Dr. Weinstein and Mr. McPhee disclaim beneficial ownership of those respective shares for all other purposes), and that a person beneficially owns stock subject to an option, warrant or convertible instrument that is exercisable or convertible within 60 days from March 5, 2003. A portion of those shares would be eligible for resale by company affiliates and others who have satisfied the requisite holding periods, subject to the volume limitations and other provisions of Rule 144 and applicable law. As of March 5, 2003, we had approximately 2,343,366 shares eligible for sale free of restriction under Rule 144.

Equity Compensation Plan Information

        See Part III Item 12 for information regarding our equity compensation plans.

Series A Convertible Preferred Stock

        On October 20, 1999, we issued 12,015 shares of Series A Preferred Stock to EIS, an affiliate of Elan, in conjunction with the formation of Sentigen Ltd., our joint venture with Elan. After issuance, the Series A Preferred Stock was transferred to EPI.

        Under the Certificate of Designations, the holder of Series A Preferred Stock has a Series A Liquidation Preference entitling it to the first $12,015,000 of funds available for distribution to stockholders upon liquidation of the company and has the right to convert shares of Series A Preferred Stock into common stock at any time after October 20, 2001 at a conversion price of $84.68 per share. The conversion price is subject to adjustment for certain dilutive events. Alternatively, the holder of Series A Preferred Stock may exchange shares of Series A Preferred Stock for common shares of Sentigen so that the holder of Series A Preferred Stock owns 50% of the equity of Sentigen.

        Elan entered into an Agreement dated November 12, 2002 with the Institutional Investors in the financing which closed on November 12, 2002 which provides that Elan will pay the Institutional Investors an amount in cash (or the fair market value of other property) distributed to the holder of the Series A Preferred Stock on account of the Series A Liquidation Preference that, in the absence of the Series A Liquidation Preference would have been paid to those Institutional Investors in accordance with applicable law, up to a maximum of $16,000,000.

        Each share of Series A Preferred Stock will be paid a mandatory payment-in-kind dividend equal to 7% (i.e., 0.07 additional shares of Series A Preferred Stock). The payment-in-kind dividend is cumulative, compounds on a semi-annual basis and is payable twice a year, beginning April 2000. Pursuant to this dividend requirement, 982.03 shares of Series A Preferred Stock accrued in 2002 and as of March 5, 2003, there were approximately 12,856 shares of Series A Preferred Stock issued and outstanding and 2,301.2 shares accrued as payment-in-kind dividends. The holder of Series A Preferred Stock is only entitled to vote on matters that adversely affect or change the rights of holders of Series A Preferred Stock. The holder of Series A Preferred Stock does not have the right to vote on the election of directors of the company.

Series B Convertible Preferred Stock

        In February, 2000, we issued 327,240 shares of Series B Preferred Stock to 32 accredited investors in a private placement, for a purchase price of $16.88 per share and 9,816 shares to the placement agent in connection with services rendered in our private placement of Series B Preferred Stock. In November, 2002, a majority of the holders of the Series B Preferred Stock consented to the conversion of all of the issued and outstanding shares of Series B Preferred Stock into shares of common stock at the conversion ratio of 4.25 (pre-reverse split) shares of common per share of Series B Preferred Stock. In November, 2002, an aggregate of 422,316 shares of common stock were issued to the former holders of the Series B Preferred Stock and (available to common shareholders) the Series B Preferred Stock is no longer outstanding.

ITEM 6. SELECTED FINANCIAL DATA.

        The following information is qualified by reference to and should be read in conjunction with our Consolidated Financial Statements and the Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations included below. The selected financial data presented below for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 have been derived from our audited financial statements.

	1998	1999	2000	2001	2002
Net income (loss) from continuing operations	$(615,972)	$(4,252,841)	$(8,144,199)	$(6,813,196)	$(9,935,203)

Basic and diluted loss per common share from continuing operations (available to common shareholders)	$(0.07)	$(0.48)	$(1.16)	$(1.03)	$(1.17)

Total assets	$8,060,585	$23,304,829	$19,652,037	$14,202,639	$16,738,414

Total liabilities	$952,007	$872,667	$1,239,527	$4,379,693	$2,322,463

Total long-term obligations	$35,990	$18,356	$1,554	$3,063,165	$401,664

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

        Portions of the discussion in this item contain forward-looking statements and are subject to the "Risk Factors" described above.

        The accompanying financial statements have been prepared assuming we are a going concern. Management believes it lacks sufficient working capital to fund operations for the entire fiscal year ending December 31, 2003 without additional debt or equity financing. The 2002 financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from this uncertainty.

        We are an emerging, development-stage biopharmaceutical company focused on developing a novel contrast agent with potential applications (1) as a blood pool agent, to diagnose diseased tissue in the cardiovascular system and other organs, and (2) to diagnose cancer metastasizing into the lymphatic system. We are the exclusive licensee of a group of proprietary materials, the lead compound of which is a contrast agent we refer to as PH-50 or N1177. The product designations PH-50 and N1177 refer to the same chemical entity. We established the two names to distinguish commercialization rights between cardiovascular imaging (and all other indications) (PH-50) to which we retain rights, and the field of lymphography (N1177), which we licensed to our joint venture (Sentigen, Ltd.) with affiliates of Elan.

        In December 2001, we announced positive preclinical results of PH-50. Based on these studies, the extensive preclinical toxicology and other study work, including the product's use in approximately 65 patients for lymphography, we shifted the strategic direction of Photogen to focus on the cardiovascular and lymphography applications. We plan to focus our efforts on these high value opportunities. We have not completed development of any diagnostic product or process at this time and have no revenue from operations. We have entered into a term sheet with Alliance which gives us the exclusive option to acquire all of the medical imaging assets of Alliance, including Imagent®, an FDA approved intravenous contrast agent for use with ultrasound imaging equipment.

        As of April 8, 2002, we entered into a credit facility that provided us with a $2,500,000 revolving line of credit, bearing interest at 4.65%, for a period of five years. The loan was secured by a lien on all of our assets. The amount outstanding under the credit facility ($2,500,000) was converted into our common stock at $1.08 per share on November 12, 2002. In aggregate, from November 12, 2002 through January 2, 2003, we consummated the closings of a financing in which we sold 11,165,651 shares of our common stock to a group of institutional investors and individual accredited investors at $1.08 per share, for an aggregate of $12,058,902, including the above conversion of $2.5 million of debt outstanding under the revolving credit line.

        Without additional financing we may not have sufficient cash resources for our current commitments beyond the third quarter of 2003 (depending on the pace of our spending for preclinical and clinical testing and other commitments, which, to an extent, we can adjust to preserve cash). We will need substantial additional financing for our research, clinical testing, product development and marketing programs. We cannot accurately estimate the amount of additional financing required; however, the amount could be an additional $30 million or more over the next several years. In particular, we are currently seeking to raise $15 to $20 million to acquire assets from Alliance through the sale of stock to accredited investors. See "Risk Factors—We must raise additional financing in the future and our inability to do so will prevent us from implementing our business plan," above.

        In addition, through March 20, 2003, we have loaned Alliance an aggregate of $2,458,000 evidenced by the Alliance Notes. Together with any other holders of notes issued pursuant to the Note Purchase Agreement, we have liens on certain of the assets of Alliance. Our lien on the Imagent®-related assets is subordinate in priority to liens held by Xmark Fund, L.P. and Xmark Fund, Ltd. As of March 31, 2003, there was approximately $4,750,000 of debt subject to the Xmark liens. Our lien related to Alliance's Oxygent product is subordinate to a lien held by PFC. Our other liens on the assets of Alliance are first priority liens. Alliance has the right to make payments of interest under the Alliance Notes in shares of its common stock. We have the right to convert the outstanding principal and interest under the Alliance Notes into shares of Alliance common stock at the conversion price of $0.35 per share. Any shares of Alliance common stock we receive in lieu of cash interest payments may have a value less than the cash that we would otherwise be owed. Any shares of Alliance common stock that we receive from Alliance will be restricted securities and subject to Rule 144 trading restrictions. We have certain demand and piggyback registration rights with respect to any shares of Alliance common stock that we receive under the terms of the Note Purchase Agreement.

        As of December 31, 2002, we recorded $1,255,000 of notes receivable in connection with advances that we made to Alliance in exchange for the Alliance Notes. As described above, the Notes are collateralized by certain assets of Alliance, some of which are subject to prior liens held by Xmark Fund, L.P., Xmark Fund, Ltd. and PFC. Based upon our security interest in the Alliance assets and the estimated value of those assets, management believes that a reserve for the value of the notes receivable is not currently necessary. However, this is a significant estimate and it is subject to change based on Alliance's activity and its ability to continue operations or its ability to liquidate the underlying collateral.

        We operate with a small staff of managers to oversee and direct third party contractors and perform administrative functions. We contract with third party consultants having expertise in clinical development and regulatory matters to supplement our internal capabilities. We also contract with third party research laboratories, contract research organizations and manufacturers for clinical material supplies and the management of clinical trials. We also contract with academic and other institutions to conduct specified research projects.

        We expect that our quarterly and annual results of operations will fluctuate based on several factors including, the timing and amount of expenses involved in conducting our research programs, particularly the conduct of clinical trials, the cost of clinical material used in those trials and required for compliance with FDA regulations and the amount, if any, of fees, milestone payments and research support payments received from potential strategic partners.

        We consider our investment in the joint venture with affiliates of Elan to be subject to a significant estimate. The carrying value of our 80.1% equity interest in Sentigen, Ltd., the joint venture entity, at December 31, 2002 was $8,192,452. Sentigen's management reviewed its financial projections and has concluded that given delays in the development of N1177, resulting from capital constraints, the carrying value of the intangible assets in the joint venture should be reduced by $2,500,000. The assumptions underlying the financial forecasts were based on currently available information, including estimates of development costs, pricing, operating expenses and market sizes and penetration. These estimates may change and any such changes may impact future estimates of appropriate carrying values. Currently, we do not believe any further impairment to our investment is necessary.

Results of Operations

        Our efforts have been focused on the development and clinical testing of diagnostic products. To date, we have not generated revenues from the sale of any proposed diagnostic products or other operations. Net loss applicable to common shareholders (after preferred dividends) was $13,491,813, $12,666,771 and $1,649,604 for the years ended December 31, 2000, 2001 and 2002, respectively, and our cumulative losses since inception, including "in-kind" preferred stock and beneficial conversion dividends totaling $7,646,229, are approximately $36,391,423.

        Since inception, Photogen had been developing products for both therapeutic and medical imaging applications. As one of a series of transactions on November 12, 2002, we split off our therapeutic business to certain founding shareholders. Accordingly, the expenses associated with that business have been reclassified as discontinued operations.

        Research and development expenses for the years ended December 31, 2000, 2001 and 2002 were $1,665,450, $437,958 and $1,227,897, respectively. These expenses include personnel costs, fees and other compensation paid to outside consultants, and costs associated with conducting preclinical studies and manufacturing product to be used in these studies.

        Research expenses in 2001 decreased by $1,227,492 to $437,958. The reduction was due principally to lower expense levels following the closing of our Westborough, MA facility in October 2000, including the one-time credit in 2000 of $810,000 to Sentigen.

        Research expenses in 2002 increased by $789,939 to $1,227,897 primarily due to the shift in research spending to the development of PH-50, a product having greater market potential than N1177. Expenses associated with the development of PH-50 are borne completely by Photogen, whereas expenses associated with the development of N1177 are charged to our joint venture.

        General and administrative expenses were $5,095,442, $3,220,584 and $4,030,083 for the years ended December 31, 2000, 2001, and 2002, respectively. These expenses include costs associated with obtaining patent protection for our intellectual property, costs associated with administrative personnel and corporate management, the amortization of warrants granted to a service provider, legal and related expenses and facilities expenses.

        In 2001, general and administrative expenses were reduced by $1,874,858 primarily due to the completion of the amortization of warrants granted to a service provider.

        In 2002, expenses increased by $809,499 to $4,030,083. As part of the November, 2002 restructuring and financing, stock options were granted to the remaining employees of Photogen with an exercise price equal to the price at which common stock was sold to the new institutional investors. As the exercise price was below the closing price of the company's common stock at the date of grant, we recorded an expense of approximately $988,000 reflecting the differential between those two prices.

        In September, 2000, we initiated a restructuring of our clinical development operations. We closed our Westborough, Massachusetts office and delivered notices of material breaches and/or dissatisfaction pursuant to the employment agreements with three employees who worked there at that time. Clinical development activities formerly carried on in Westborough were assumed by outside consultants and other company employees. We initially took a charge against earnings of $597,025 for termination of our office lease and associated expenses and termination costs associated with the employees at that location. During 2002, we recorded an additional charge of $807,483 all of which was related to the valuation of certain stock options granted to one of the Westborough employees as part of a settlement of certain litigation. At December 31, 2002, none of this charge was remaining.

        In the fourth quarter of 1999, we entered into a joint venture with affiliates of Elan for the development of N1177, a potential product to identify and diagnose lymph nodes for the presence of cancer. We own 80.1% of the joint venture entity, Sentigen, Ltd., with the balance owned by Elan. During 2000, 2001, and 2002 we recorded losses from the joint venture of $1,203,392, $1,952,758 and $3,452,837 respectively. These losses resulted from our share of development expenses incurred in the joint venture by the two participants, including personnel expenses and costs associated with developing a manufacturing process, including the purchase of drug substance and other materials. As there have been delays, principally due to capital constraints, on the development of N1177, Sentigen recorded in 2002 a $2.5 million charge, of which our 80.1% share is approximately $2.0 million, as an impairment to the carrying value of the Sentigen license.

        In accordance with the joint venture agreement between Photogen and Elan, we charged certain research and development work performed at the Westborough facility to Sentigen. As part of the restructuring of our clinical development operations, we conducted an internal review of the activities conducted at Westborough during 2000 and concluded that the joint venture should not be charged for those activities. Accordingly, in the third quarter of 2000, we reversed the billings previously made to Sentigen and recorded the entire amount of research and development costs on our financial statements. The effect on us was an increase in research and development costs for 2000 of $810,000 less a decrease in the loss from Sentigen of $649,000.

        Investment income for the years ended December 31, 2000, 2001 and 2002 was $417,110, $110,741 and $1,563, respectively. Investment income is generated by the amount of capital in our investment portfolio prior to it being used to fund our operations and the rate of interest earned on that capital. We invest funds in the investment portfolio in U.S. Government obligations. In the first quarter of 2000, we raised a total of $5,276,340 from the issuance of Series B Preferred Stock to qualified investors. In the first half of 2001, we received a total of $1,068,723 in net proceeds of common stock sold under our shelf registration statement that was declared effective in February, 2001. Investment income declined in 2001 due primarily to the decline in the average balances of our investment portfolio as funds were used to support operations and, to a lesser extent, the general decline in short term interest rates. In 2002, investment income declined to $1,563 as the entire portfolio was used to support operating expenses. We expect investment income to continue to fluctuate both as the size of the investment portfolio decreases or increases and as the rate of interest earned by the portfolio varies due to shifts in short term interest rates.

        As one of a series of transactions on November 12, 2002, we split off our therapeutic business to certain founding shareholders. Accordingly, the expenses associated with that business have been reclassified as discontinued operations. Our therapeutic business had been focused on the development of certain photodynamic therapy products, in particular a compound we call PH-10. In the years ended December 31, 2000, 2001 and 2002, we incurred losses related to these operations of $2,642,863,

$2,909,820 and $1,496,430, respectively. On November 12, 2002 this business was split off to certain founding shareholders in exchange for all of their 52.9% ownership interest in Photogen resulting in a gain from the split off of $11,779,752 based upon the market value of our common stock on that date, net of the net assets that were split off.

        Purchases of equipment and leasehold improvements for the years ended December 31, 2000, 2001 and 2002 were $516,186, $45,938 and $0, respectively. These purchases were primarily for the acquisition of laboratory and other equipment necessary to conduct pre-clinical and clinical studies and leasehold improvements in the Knoxville and Westborough offices. During the next twelve months we expect capital expenditures for equipment to be insignificant.

        During 2001, as a result of the closing of the Westborough facility and the shift in the research priorities, we determined that certain equipment we were leasing would no longer be useful in our research. Accordingly, we recorded provisions for future lease payments totaling $1,264,208 representing the remaining lease obligations. While we will pursue opportunities to sublease or otherwise mitigate these obligations, there can be no assurance of any success in this regard.

        We had two series of convertible preferred stock outstanding: Series A, issued in October 1999 and Series B Preferred Stock, issued in February 2000. The holder of Series A Preferred Stock is entitled to a mandatory, cumulative, semi-annual payment-in-kind dividend of 7% (i.e., 0.07 additional shares of Series A Preferred Stock). On November 12, 2002, the holders of Series B Preferred Stock converted all of their issued and outstanding shares (including accrued and unpaid dividends) for shares of our common stock at an exchange rate of 4.25 (pre-reverse split) shares of common for each share of Series B Preferred Stock. Additionally, the terms of the Series A Preferred Stock and the Series B Preferred Stock create additional preferred returns for the holders. The Series A Preferred Stock was issued with detachable warrants. The value allocated to those warrants caused the preferred shareholders to receive an additional return. That additional return has been amortized over the period from issuance through October 2001, when the stock was first convertible. The additional return related to the Series A Preferred Stock recorded was $480,928 in 2000 and $345,199 in 2001. The Series B Preferred contained beneficial conversion features. Emerging Issues Task Force Issue 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios," requires the issuer to assume that the holder will not convert the instrument until the time of the most beneficial conversion which would occur after January 1, 2002. Using the conversion ratio at January 1, 2002 of 1.4 shares of common stock and the stock price at the date of issuance, the maximum beneficial conversion amount was $2,322,316. This amount was recorded as additional preferred stock dividends over the period from issuance until January 1, 2002. As a result of the combination of the mandatory dividends, the preferential value amortization and, in 2002, deemed dividends for our Series B Preferred Stock associated with the beneficial conversion rates offered to holders of these instruments as part of our November 12, 2002 financing, we recorded preferred stock dividends of $2,704,751, $2,943,755 and $1,997,723 in 2000, 2001 and 2002 for Series A Preferred Stock and Series B Preferred Stock.

        As a result of the above factors, the net loss applicable to common stockholders (after preferred dividends) was $13,491,813, $12,666,771 and $1,649,604 for the years ended December 31, 2000, 2001 and 2002 respectively. Basic and diluted loss per common share was $1.44, $1.33 and $0.16, respectively, for these periods.

Liquidity; Capital Resources

        At December 31, 2002, we had cash and cash equivalents totaling approximately $6,090,904. We had $2.0 million available under a $4.8 million credit line from Elan under which we could borrow to fund our portion of the losses incurred by the joint venture. Borrowings under this facility bore interest at 8% per annum, and were either repayable in 2005 or convertible, at Elan's election, into our common stock. On April 8, 2002, we entered into a credit facility that provided us with a $2,500,000 revolving line of credit, bearing interest at 4.65%, for a period of five years. The loan was secured by a lien on all of our assets. In connection with our agreement to sell shares of our common stock to a group of institutional investors, both the amount outstanding, including accrued and unpaid interest, under the Elan credit line ($3,082,487.30) (at a conversion rate of $24.00 per share) and the $2,500,000 credit facility (at a conversion rate of $1.08 per share) were converted into shares of our common stock on November 12, 2002.

        With the proceeds of the financing we closed in November and December 2002 and January 2003, we believe we have sufficient capital to carry out planned activities into the third quarter of 2003. Our ability to conduct operations beyond that date is entirely dependent on our ability to obtain additional capital. If we raise additional funds by issuing equity securities, substantial dilution to existing stockholders may result. However, there can be no assurance that such capital will be available under acceptable terms, if at all. See "Risk Factors—We must raise additional financing in the future and our inability to do so will prevent us from implementing our business development plan," above.

        We have used, and expect over the next 12 months to use the capital available from sales of common stock, for general corporate purposes, including activities related to preparing for and conducting clinical trials, purchase and preparation of clinical material, conduct of preclinical studies, administrative expenses to support our research and development activities, capital expenditures and to meet working capital needs. Proceeds from the sale of our common stock to the institutional investors in 2002 must be used for the following purposes (including related general and administrative costs) in the following order or priority, unless otherwise authorized by a majority of our Board:

  •
  To seek FDA approval for the use of PH-50 (our cardiovascular diagnostic technology) as a CT contrast agent.

  •
  To seek FDA approval for the use of N1177 (being developed through our joint venture with Elan) as a lymphography contrast agent.

  •
  To perform pre-clinical exploration of the use of PH-50 to identify vulnerable plaque.

  •
  To acquire or license compounds to build a product pipeline for the company.

$1,500,000 of the proceeds raised in our sale of common stock in 2002 will be used in connection with the possible acquisition of certain assets of Alliance. The remaining $1,558,902 raised from individual accredited investors in December 2002 and January 2003 will be used for general corporate purposes, including loans and additional bridge financing to Alliance.

        We plan to raise $15 to $20 million of capital in order to acquire certain assets of Alliance, including Imagent® and to provide the working capital necessary to launch Imagent® and finance our operations. We engaged Thomas Weisel Partners LLC to assist us in our efforts to privately place our securities to raise such funds. In addition, we expect to evaluate from time to time the acquisition or license of businesses, technologies or products. The purchase of any such licenses or technologies would be funded by a portion of any net proceeds of future offerings or the issuance of debt or equity securities specifically for that purpose. We also expect our use of capital to increase as we conduct further clinical trials.

        Our only long-term commitment that is not recorded on our financial statements is for our office space in Pennsylvania. Annual rent for this lease, which expires in 2004, is approximately $190,765.

Plan of Operation

        Management believes it lacks sufficient working capital to fund operations for the entire fiscal year ending December 31, 2003. Therefore, substantial additional capital resources will be required to fund the ongoing operations related to our research and business development activities. As noted in the report of our independent auditors, the report includes a paragraph that notes that the company's financial condition raises substantial doubt about its ability to continue as a going concern. We believe there are a number of potential alternatives available to meet the continuing capital requirements such as public or private financings or collaborative agreements. We are taking continuing actions to reduce our ongoing expenses. If adequate funds are not available, we will be required to significantly curtail our operating plans and may have to sell or license out significant portions of our technology or potential products. The 2002 financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

        During the next twelve months, depending on the availability of sufficient capital, we will focus our efforts primarily on the development of PH-50 and N1177 and the possible acquisition of the medical imaging assets of Alliance. Specifically we expect to conduct preclinical and human clinical studies, prepare required filings to the FDA and as required to foreign regulatory bodies and acquire quantities of clinical grade drug formulations of these products. We expect to continue to incur increasing losses for at least the next three years as we intensify research and development, preclinical and clinical testing and associated regulatory approval activities and engage in or provide for the manufacture and/or sale of any products that we may develop. If we acquire the medical imaging assets of Alliance, including Imagent®, we would devote a substantial portion of our efforts to the marketing, sale and manufacturing of Imagent®.

        Greater capital resources would enable us to quicken and expand our research and development activities, and our failure to raise additional capital will (absent a suitable collaborative agreement providing for a third party to take over these functions) significantly impair or curtail our ability to conduct further research and development activities and our ability to seek regulatory approval for any possible product resulting from that research. In any event, complete development and commercialization of our technology will require substantial additional funds. See "Risk Factors—We must raise additional financing in the future and our inability to do so will prevent us from implementing our business plan," above. We are actively seeking to raise $15 to $20 million through the sale of our common stock or other securities in a private placement to fund the acquisition of Alliance's medical imaging assets and to provide working capital necessary to fund our operations.

Recent Accounting Pronouncements

        In October 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business. The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001. The company has recorded the split-off of its therapeutic business as a discontinued operation in accordance with SFAS 144.

        In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination cost and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. Statement 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the company's financial statements.

        In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others" ("Interpretation"). This Interpretation elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair market value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of the Interpretation apply on a prospective basis to guarantees issued or modified after December 31, 2002.

        In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities." The objective of this interpretation is to provide guidance on how to identify a variable interest entity ("VIE") and determine when the assets, liabilities, noncontrolling interests and results of operations of a VIE need to be included in a company's consolidated financial statements. A company that holds variable interests in an entity will need to consolidate the entity if the company's interest in the VIE is such that the company will absorb a majority of the VIE's expected losses and/or receive a majority of the entity's expected residual returns, if they occur. Interpretation No. 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of this interpretation became effective upon issuance. The company believes that Sentigen will be considered a VIE; however, the company does not expect its accounting for its interest in Sentigen to change.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based compensation and requires pro forma disclosures of the effect on net income and earnings per share had the fair value method been used to be included in annual and interim reports and disclosure of the effect of the transition method used if the accounting method was changed, among other things. SFAS No. 148 is effective for annual reports of fiscal years beginning after December 15, 2002 and interim reports ending after December 15, 2002. The company plans to continue using the intrinsic value method of accounting for stock-based compensation and, therefore, the new rule will have no effect on the company's financial condition or results of operations. The company adopted the new standard related to disclosure effective December 15, 2002.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.

        The primary market risk that could impact us is the fluctuation in interest rates related to our investments in Government bonds. As our investments all have short-term maturities, the investment return reflects the current market rates. To date, we have not engaged in any derivative or hedging activities.

ITEM 8. FINANCIAL STATEMENTS.

Report of Independent Certified Public Accountants

Board of Directors
Photogen Technologies, Inc.
New Hope, Pennsylvania

        We have audited the accompanying consolidated balance sheets of Photogen Technologies, Inc., a development stage company, as of December 31, 2001 and 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for the period from November 3, 1996 (inception) to December 31, 2002 and for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Photogen Technologies, Inc. at December 31, 2001 and 2002, and the results of its operations and its cash flows for the period from November 3, 1996 (inception) to December 31, 2002 and for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has reported accumulated losses of $28,745,194, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO SEIDMAN, LLP Chicago, Illinois March 7, 2003

Photogen Technologies, Inc.

Consolidated Balance Sheets

December 31,	2001	2002
Assets
Current Assets
Cash and cash equivalents	$1,352,904	$6,090,904
Deposits (Note 5(a))	474,580	98,721
Prepaid expenses	29,775	693,313

Total Current Assets	1,857,259	6,882,938
Equipment and Leasehold Improvements, less accumulated depreciation of $1,059,997 and $12,739 (Note 13)	882,220	36,000
Patent Costs, net of amortization of $100,693 and $142,359, respectively	399,307	357,641
Deposits (Note 5(a))	69,173	14,383
Notes Receivable (Note 11)	—	1,255,000
Investment in and Advances to Affiliates (Note 3)	10,994,680	8,192,452

	$14,202,639	$16,738,414

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable	$373,774	$835,003
Accrued expenses (Note 4)	568,174	34,132
Accrued equipment lease (Note 5(a))	374,580	401,664

Total Current Liabilities	1,316,528	1,270,799

Accrued Equipment Lease (Note 5(a))	749,160	401,664

Long-Term Debt (Note 3)	2,314,005	—

Shares Subject to Rescission (Note 6(f))	650,000	650,000

Shareholders' Equity (Notes 1, 2, 3, 6 and 7)
Preferred stock; par value $.01 per share; 5,000,000 shares authorized including:
Series A Preferred Stock; 12,856 shares authorized, issued and outstanding, liquidation preference $1,000 per share (in aggregate $12,856,000)	128	128
Series B Preferred Stock; 402,000 shares authorized; 357,280 issued and outstanding at December 31, 2001, liquidation preference $16.88 per share (in aggregate $6,030,886 at December 31, 2001)	3,572	—
Common stock; par value $.001 per share; 150,000,000 shares authorized; 9,585,948 and 16,137,465 shares issued and outstanding, respectively	9,586	16,137
Additional paid-in capital	38,252,973	43,144,880
Deficit accumulated during the development stage	(29,093,313)	(28,745,194)

Total Shareholders' Equity	9,172,946	14,415,951

	$14,202,639	$16,738,414

See accompanying notes to consolidated financial statements.

Photogen Technologies, Inc.

Consolidated Statements of Operations

	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2002	Cumulative Amounts From November 3, 1996 (Inception) to December 31, 2002
Operating Expenses (Notes 5, 6 and 9)
Research and development	$1,665,450	$437,958	$1,227,897	$4,356,637
General and administrative	5,095,442	3,220,584	4,030,083	16,647,522
Restructuring charges	597,025	—	807,483	1,404,508
Provision for future lease payments	—	1,264,208	—	1,264,208

Total operating expenses	7,357,917	4,922,750	6,065,463	23,672,875
Loss From Joint Venture (Note 3)	(1,203,392)	(1,952,758)	(3,452,837)	(6,915,016)
Investment Income	417,110	110,741	1,563	1,208,941
Interest Expense	—	(48,429)	(418,466)	(466,895)

Loss from continuing operations	(8,144,199)	(6,813,196)	(9,935,203)	(29,845,845)
Discontinued Operations (Note 13)
Loss from operations of discontinued therapeutic business	(2,642,863)	(2,909,820)	(1,496,430)	(10,679,101)
Gain from split-off of therapeutic business	—	—	11,779,752	11,779,752

Income (loss) from discontinued operations	(2,642,863)	(2,909,820)	10,283,322	1,100,651

Net Income (Loss)	(10,787,062)	(9,723,016)	348,119	$(28,745,194)

Dividends on Preferred Stock (Notes 3, 6 and 8)	(2,704,751)	(2,943,755)	(1,997,723)

Net Loss Applicable to Common Shareholders	$(13,491,813)	$(12,666,771)	$(1,649,604)

Basic and Diluted Loss Per Common Share from Continuing Operations	$(1.16)	$(1.03)	$(1.17)

Basic and Diluted Income (Loss) Per Common Share from Discontinued Operations	$(0.28)	$(0.30)	$1.01

Basic and Diluted Loss Per Common Share	$(1.44)	$(1.33)	$(0.16)

Weighted Average Number of Common Shares Outstanding—Basic and Diluted	9,345,847	9,507,693	10,187,619

See accompanying notes to consolidated financial statements.

Photogen Technologies, Inc.

Consolidated Statement of Shareholders' Equity

	Preferred Stock Series A		Preferred Stock Series B						Deficit Accumulated During the Development Stage
					Common Stock
							Members' Capital	Additional Paid-in Capital
	Shares	Amount	Shares	Amount	Shares	Amount				Total
Contribution of capital	—	$—	—	$—	—	$—	$7,268	$—	$—	$7,268
Net loss for the period ended December 31, 1996	—	—	—	—	—	—	(1,779)	—	—	(1,779)

Balance, at May 15, 1997	—	$—	—	$—	—	$—	$9,000	$—	$(3,511)	$5,489
Issuance of common stock	—	—	—	—	1,578,208	1,578	—	1,801,872	—	1,803,450
Effect of recapitalization and merger	—	—	—	—	7,421,792	7,422	(9,000)	1,203,765	1,732	1,203,919
Cost associated with recapitalization and merger	—	—	—	—	—	—	—	(371,111)	—	(371,111)
Net loss for the period May 16, 1997 to December 31, 1997	—	—	—	—	—	—	—	—	(554,702)	(554,702)

Balance, at December 31, 1997	—	—	—	—	9,000,000	9,000	—	2,634,526	(556,481)	2,087,045
Issuance of common stock	—	—	—	—	218,755	219	—	6,999,781	—	7,000,000
Costs associated with common stock issuance	—	—	—	—	—	—	—	(50,000)	—	(50,000)
Options issued to consultants	—	—	—	—	—	—	—	45,446	—	45,446
Net loss for the year ended December 31, 1998	—	—	—	—	—	—	—	—	(1,973,913)	(1,973,913)

Balance, at December 31, 1998	—	—	—	—	9,218,755	9,219	—	9,629,753	(2,530,394)	7,108,578
Exercise of stock options	—	—	—	—	1,125	1	—	50,062	—	50,063
Issuance of warrants and options	—	—	—	—	—	—	—	3,664,749	—	3,664,749
Issuance of common stock	—	—	—	—	125,967	126	—	6,082,528	—	6,082,654
Issuance of preferred stock	12,015	120	—	—	—	—	—	11,578,839	—	11,578,959
Net loss for the year ended December 31, 1999	—	—	—	—	—	—	—	—	(6,052,841)	(6,052,841)

Balance, at December 31, 1999	12,015	$120	—	$—	9,345,847	$9,346	$—	$31,005,931	$(8,583,235)	$22,432,162
Stock option compens132 ation	—	—	—	—	—	—	—	125,020	—	125,020
Issuance of warrants and options	—	—	—	—	—	—	—	1,366,050	—	1,366,050
Issuance of preferred stock dividend	841	8	—	—	—	—	—	(8)	—	—
Issuance of preferred stock	—	—	337,056	3,370	—	—	—	5,272,970	—	5,276,340
Net loss for the year ended December 31, 2000	—	—	—	—	—	—	—	—	(10,787,062)	(10,787,062)

Balance, at December 31, 2000	12,856	128	337,056	3,370	9,345,847	9,346	—	37,769,963	(19,370,297)	18,412,510
Stock option compensation	—	—	—	—	—	—	—	64,729	—	64,729
Issuance of common stock for cash	—	—	—	—	49,245	49	—	418,674	—	418,723
Issuance of common stock in satisfaction of anti-dilution provision	—	—	—	—	190,856	191	—	(191)	—	—
Issuance of preferred stock dividend	—	—	20,224	202	—	—	—	(202)	—	—
Net loss for the year ended December 31, 2001	—	—	—	—	—	—	—	—	(9,723,016)	(9,723,016)

Balance, at December 31, 2001	12,856	128	357,280	3,572	9,585,948	9,586	—	38,252,973	(29,093,313)	9,172,946

Stock option compensation	—	—	—	—	—	—	—	73,870	—	73,870
Issuance of warrants for services	—	—	—	—	—	—	—	322,000	—	322,000
Issuance of options in settlement of lawsuit	—	—	—	—	—	—	—	806,415	—	806,415
Employee compensation from stock options	—	—	—	—	—	—	—	988,184	—	988,184
Issuance of preferred stock dividend	—	—	40,194	402	—	—	—	(402)	—	—
Conversion of Series B to common stock	—	—	(397,474)	(3,974)	422,316	422	—	3,552	—	—
Beneficial inducement costs for convertible debt converted	—	—	—	—	—	—	—	206,348	—	206,348
Conversion of line of credit with Elan to common stock	—	—	—	—	128,437	128	—	3,082,359	—	3,082,487
Conversion of line of credit with entity controlled by director of company to common stock	—	—	—	—	2,314,815	2,315	—	2,497,685	—	2,500,000
Retirement of common stock returned in shareholder transaction (Note 6(f))	—	—	—	—	(5,137,109)	(5,137)	—	(12,221,182)	—	(12,226,319)
Issuance of common stock for cash	—	—	—	—	8,823,058	8,823	—	9,133,078	—	9,141,901
Net income for the year ended December 31, 2002	—	—	—	—	—	—	—	—	348,119	348,119

Balance, at December 31, 2002	12,856	$128	—	$—	16,137,465	$16,137	$—	$43,144,880	$(28,745,194)	$14,415,951

See accompanying notes to consolidated financial statements.

Photogen Technologies, Inc.

Consolidated Statements of Cash Flows

	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2002	Cumulative Amounts From November 3, 1996 (Inception) to December 31, 2002
Cash Flows From Operating Activities
Net income (loss)	$(10,787,062)	$(9,723,016)	$348,119	$(28,745,194)
Loss from discontinued operations	2,642,863	2,909,820	1,496,430	10,679,101
Depreciation and amortization	416,511	442,191	371,319	1,677,904
Loss (gain) on disposal of equipment and leasehold improvements	43,041	(4,617)	—	38,424
Gain on sale of marketable securities	—	—	—	(18,503)
United States Treasury Notes amortization	(41,437)	(1,029)	—	12,586
Gain on sale of therapeutic business	—	—	(11,779,752)	(11,779,752)
Stock option compensation	125,020	64,729	1,062,054	1,678,570
Beneficial inducement costs for convertible notes	—	—	206,348	206,348
Issuance of warrants in exchange for services rendered	2,191,262	760,363	322,000	4,317,091
Issuance of stock options in settlement of lawsuit	—	—	806,415	806,415
Loss from investment in affiliate	1,203,392	1,952,758	3,452,837	6,915,016
Changes in operating assets and liabilities
Prepaid expenses	408,595	152,340	(663,538)	(693,313)
Interest receivable	(8,892)	93,219	—	—
Accounts payable	(141,444)	(267,945)	531,229	905,003
Accrued expenses	579,452	(11,278)	(298,465)	269,709
Accrued equipment lease	—	1,123,740	10,237	1,133,977

Net cash used in continuing operating activities	(6,011,562)	(5,418,545)	(5,631,197)	(23,275,719)

Net cash used in discontinued operations	(2,642,863)	(2,909,820)	(1,496,430)	(10,679,101)

Cash Flows From Investing Activities
Sale of marketable securities	—	—	—	2,164,464
Purchases of marketable securities	—	—	—	(2,182,967)
Purchases of United States Treasury Notes	(11,749,970)	(4,870,000)	—	(38,656,973)
Sales of United States Treasury Notes	12,320,000	9,815,000	—	39,778,548
Purchase of equipment and leasehold Improvements	(516,186)	(45,938)	—	(636,927)
Proceeds from sale of equipment	—	145,551	—	145,551
Costs to acquire patent	(50,000)	—	—	(237,335)
Investment in and advances to affiliate	93,548	(2,245,948)	(650,609)	(15,107,468)
Increase in note receivable	—	—	(1,255,000)	(1,255,000)
Decrease in restricted cash	100,000	—	—	—
Decrease (increase) in deposit	(500,000)	(14,383)	100,000	(443,753)

Net cash provided by (used in) investing activities	(302,608)	2,784,282	(1,805,609)	(17,738,486)

Net cash used in investing activities of discontinued operations	—	—	—	(1,306,626)

Cash Flows From Financing Activities
Principal payments on capital leases	$(21,148)	$(18,356)	$—	$(291,704)
Net proceeds from issuance of equity	5,276,340	1,068,723	9,141,901	40,509,340
Proceeds from capital contributions by shareholders	—	—	—	1,911,674
Proceeds from issuance of debt	—	2,314,005	3,032,905	5,346,910
Cost of recapitalization	—	—	—	(371,111)

Net cash provided by financing activities	5,255,192	3,364,372	12,174,806	47,105,109

Net Increase (Decrease) in Cash and Cash Equivalents	(1,058,978)	730,109	4,738,000	6,090,904
Cash and Cash Equivalents, at beginning of year	1,681,773	622,795	1,352,904	—

Cash and Cash Equivalents, at end of year	$622,795	$1,352,904	$6,090,904	$6,090,904

Supplemental Schedule of Noncash Investing and Financing Activities

        2002

    Payments due on the accrued equipment lease were made through a reduction in deposits due to the Company in the amount of $330,649.

    Debt of $5,346,910 and accrued interest of $235,577 were converted to common stock.

    Split-off of the therapeutic business which included equipment and leasehold improvements of $516,567 and accounts payable of $70,000 in exchange for the Company's common stock valued at $12,226,319.

See accompanying notes to consolidated financial statements.

Photogen Technologies, Inc.

Notes to Consolidated Financial Statements

1.    Organization and Significant Accounting Policies

Nature of Operations

        Photogen Technologies, Inc. (the "Company"), through its subsidiary Photogen, Inc., successor to Photogen, L.L.C., is a development stage biopharmaceutical company that is focusing on developing a novel contrast agent with potential applications (1) as a blood pool agent to diagnose diseased tissue in the cardiovascular system and other organs and (2) to diagnose cancer metastasizing into the lymphatic system. The Company also has in development certain minimally invasive products for the treatment of psoriasis and other topical diseases and cancer and certain laser device technology (the therapeutic business). The Company also has an investment in a joint venture (Note 3). In November 2002, the Company split off the therapeutic business to its original shareholders (see Note 13).

Principles of Consolidation

        Intercompany balances and transactions have been eliminated in consolidation.

Liquidity and Basis of Presentation

        The accompanying financial statements are prepared assuming the Company is a going concern. The Company believes it lacks sufficient working capital to fund operations for the entire fiscal year ending December 31, 2003. Therefore, substantial additional capital resources will be required to fund the ongoing operations related to the Company's research and business development activities. Management believes there are a number of potential alternatives available to meet the continuing capital requirements such as public or private financings or collaborative agreements. The Company is taking continuing actions to reduce its ongoing expenses. If adequate funds are not available, the Company will be required to significantly curtail its operating plans and may have to sell or license out significant portions of the Company's technology or potential products. The 2002 financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

Estimates

        The financial statements include estimated amounts and disclosures based on management's assumptions about future events. Actual results may differ from those estimates.

Cash Equivalents

        Highly liquid investments with a maturity of three months or less when purchased are classified as cash equivalents.

Equipment and Leasehold Improvements

        Equipment and leasehold improvements are stated at cost. Depreciation and amortization of equipment are provided for using the straight-line method over the estimated useful lives of the assets. Computers and laboratory equipment are being depreciated over five years, furniture and fixtures are being depreciated over seven years and leasehold improvements are being amortized over five years. Leasehold improvements are being amortized on a straight-line basis over the lives of the respective leases or the service lives of the improvements, whichever is shorter. Depreciation expense was

$374,845, $400,525 and $329,653 for 2000, 2001 and 2002, respectively. All equipment and leasehold improvements, except a net amount of $36,000, were transferred in the split-off of the therapeutic business.

Long-Lived Assets

        The Company reviews the carrying values of its long-lived assets for possible impairment whenever an event or change in circumstances indicates that the carrying amount of the assets may not be recoverable. Any long-lived assets held for disposal are reported at the lower of their carrying amounts or fair value less cost to sell.

Patent Costs

        Internal patent costs are expensed in the period incurred. Patents purchased are capitalized and amortized over the life of the patent. Amortization expense was $41,666 for 2000, 2001 and 2002. Amortization of patent costs is expected to be $41,666 over the remaining life of the patent.

Research and Development

        Research and development costs are charged to expense when incurred.

Income Taxes

        The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax basis and financial reporting basis of certain assets and liabilities based upon currently enacted tax rates expected to be in effect when such amounts are realized or settled.

Basic and Diluted Loss Per Common Share

        Basic and diluted loss per common share is computed based on the weighted average number of common shares outstanding. Loss per share excludes the impact of outstanding options, warrants and convertible preferred stock as they are antidilutive. Potential common shares excluded from the calculation at December 31, 2002 are 4,535,481 options, 237,431 warrants and 151,819 shares issuable upon the conversion of Series A Preferred Stock. Basic and diluted loss per common share includes 124,627 shares of common stock subject to rescission (Note 6(f)).

Financial Instruments

        The carrying amounts reported in the consolidated balance sheets for cash, accounts payable and accrued expenses approximate fair value because of the short-term nature of these amounts. The Company's note receivable approximates fair value based on instruments with similar terms.

Stock Options

        The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" (SFAS No. 123), but applies the intrinsic value method set forth in Accounting Principles Board Opinion No. 25 for stock options granted to employees and directors. The Company expenses the fair value of stock options granted to nonemployees. In 2002, the Company issued stock options to employees with an exercise price less than the market price on the date of grant. Accordingly, compensation expense of $988,184 has been recorded.

        For stock options granted to employees and directors, the Company has estimated the fair value of each option granted using the Black-Scholes option pricing model with the following assumptions:

	2000	2001	2002
Weighted average fair value per options granted	$18.68	$3.64	$1.31
Significant assumptions (weighted average)
Risk-free interest rate at grant date	6.2%	4.8%	2.8%
Expected stock price volatility	94.3%	95.5%	98.0%
Expected option life (years)	5	5	5

        If the Company had elected to recognize compensation expense based on the fair value at the grant dates, consistent with the method prescribed by SFAS No. 123, net loss per share would have been changed to the pro forma amount indicated below:

	2000	2001	2002
Net income (loss), as reported	$(13,491,813)	$(12,666,771)	$(1,649,604)
Add stock based employee compensation expense included in reported net income	—	—	988,184
Less total stock-based employee compensation expense determined under the fair value based method for all awards	(8,356,534)	(11,314,458)	(6,084,842)

Pro forma net loss	$(21,848,347)	$(23,981,229)	$(6,746,262)

Basic and diluted loss per common share, as reported	$(1.44)	$(1.33)	$(0.16)
Basis and diluted loss per common share, pro forma	$(2.34)	$(2.52)	$(0.66)

Reclassification

        Certain 2001 amounts have been reclassified to conform with the 2002 presentation.

Recent Accounting Pronouncements

        In October 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business. The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001. The Company has recorded the split-off of its therapeutic business as a discontinued operation in accordance with SFAS 144.

        In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination cost and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" is replaced by this Statement. Statement 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

        In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others" ("Interpretation"). This Interpretation elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair market value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of the Interpretation apply on a prospective basis to guarantees issued or modified after December 31, 2002.

        In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities." The objective of this interpretation is to provide guidance on how to identify a variable interest entity ("VIE") and determine when the assets, liabilities, noncontrolling interests and results of operations of a VIE need to be included in a company's consolidated financial statements. A company that holds variable interests in an entity may need to consolidate the entity if the Company's interest in the VIE is such that the Company will absorb a majority of the VIE's expected losses and/or receive a majority of the entity's expected residual returns, if they occur. Interpretation No. 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of this interpretation became effective upon issuance. The Company believes that Sentigen will be considered a VIE; however, the Company does not expect its accounting for its interest in Sentigen to change.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based compensation and requires pro forma disclosures of the effect on net income and earnings per share had the fair value method been used to be included in annual and interim reports and disclosure of the effect of the transition method used if the accounting method was changed, among other things. SFAS No. 148 is effective for annual reports of fiscal years ending after December 15, 2002 and interim reports beginning after December 15, 2002. The Company plans to continue using the intrinsic value method of accounting for stock-based compensation and, therefore, the new rule will have no effect on the Company's financial condition or results of operations. The Company adopted the disclosure requirements effective December 15, 2002.

2.    Recapitalization and Merger

        On May 16, 1997, MT Financial Group, Inc. (an inactive public company), through its wholly owned subsidiary, effected a reverse merger with Photogen, Inc. ("Photogen"), successor to Photogen, L.L.C. Photogen, L.L.C. was formed on September 10, 1996 and commenced operations November 3, 1996. Photogen, L.L.C. was formed to develop proprietary laser-based technologies related to photodynamic therapy. Legally, Photogen was a wholly owned subsidiary of Photogen Technologies, Inc. (formerly known as MT Financial Group, Inc.).

        For financial reporting purposes, Photogen was deemed to be the acquiring entity. The transaction has been reflected in the accompanying financial statements as (1) a recapitalization of Photogen (consisting of a 48,000-for-one stock split and change in par value) and (2) an issuance of shares by Photogen in exchange for all of the outstanding shares of MT Financial Group, Inc.

        As part of the recapitalization, the Company sold 1,578,208 shares of common stock for a total purchase price of approximately $1,803,450. Legal and brokerage fees of approximately $371,000 were charged to additional paid-in capital as costs of the recapitalization and merger. Included in the paid-in capital is the net cash of approximately $109,000 from MT Financial Group, Inc.

3.    Joint Venture/Investment in Affiliate

        On October 7, 1999, the Company formed a joint venture with Elan International Services, Ltd. ("Elan") to develop and commercialize nanoparticulate diagnostic imaging agents for the detection and treatment of cancer through lymphography.

        Sentigen Ltd. ("Sentigen") was formed to hold the operations, assets and liabilities of the joint venture. Elan purchased 2,980 shares of Sentigen nonvoting convertible preferred stock for $2,985,000 representing a 19.9% ownership interest. Elan also purchased 12,015 shares of the Company's Series A convertible exchangeable preferred stock for $12,015,000. In connection with the issuance of the preferred stock to Elan, the Company granted warrants to Elan to purchase 100,000 shares of the Company's common stock at $84.68 per share which was valued at $678,000. As a result, a preferred stock dividend of $436,041 was recorded for the accretion of the preferred stock to its face value of $12,015,000 over the period until it is first convertible. Beginning in 2000, in accordance with EITF 00-27, the Company recorded an additional preferred stock dividend to represent the beneficial conversion feature associated with the intrinsic value of the Series A Preferred conversion option. As a result, an additional preferred stock dividend of $436,041 was recorded over the period until it is first convertible. As of December 31, 2001, the beneficial conversion feature was fully recorded.

        The Company purchased 12,000 shares of Sentigen's common stock for $12,015,000 representing an 80.1% ownership interest.

        Sentigen used the $15,000,000 received from the Company and Elan to purchase from Elan a worldwide license to certain patented Elan technology related to the joint venture. Expenses incurred by the Company and Elan, which relate to the development of the diagnostic imaging agents, are charged to Sentigen.

        Elan granted the Company a line of credit of $4,806,000 to be used by the Company to fund their portion of Sentigen's research and development. Principal and interest under the line of credit, if any, become due and payable in 2005 or, at the option of Elan, can be converted into the Company's common stock at $72.60 per share. Any borrowings under the line of credit would bear interest at 8%. At December 31, 2001, borrowings on this line of credit were $2,314,005 and accrued interest was $48,429. During 2002, the Company borrowed an additional $532,905 and incurred additional accrued interest of $187,148. On November 12, 2002, the total borrowings of $2,846,910 and accrued interest of $235,577 were converted to common stock at a conversion price of $24 per share. A beneficial conversion amount of $206,348 was recorded as a result of the decrease in the original conversion price.

        In connection with the joint venture agreement, Elan also purchased 115,385 shares of the Company's common stock for $6,000,000. If in the Company's next third-party offering after the issuance of the Series A Preferred, it sells common stock at a price less than $52 per share, the Company must issue additional shares to Elan so that Elan's overall price for its common stock equals the effective price in that third-party offering. During 2001, the Company issued 190,857 shares of common stock to satisfy this requirement.

        The total cash proceeds from the equity issuance to Elan of $18,015,000 were allocated to the common stock, preferred stock and the warrants.

        Elan has substantive participating rights in Sentigen, including the requirement for approval of the business plan and budgets and equal representation on the management committee which decides all day-to-day functions. As a result, the Company's investment in Sentigen is recorded under the equity method.

        Following is summarized financial information for Sentigen at December 31, 2001 and 2002:

	2001	2002
Cash	$9,345	$410
License purchased from Elan, net of amortization of $1,222,829 and $2,201,093, respectively	13,777,171	10,298,907

Total assets	$13,786,516	$10,299,317

Due to affiliates	$210,596	$378,099
Total shareholders' equity	13,575,920	9,921,218

Total liabilities and equity	$13,786,516	$10,299,317

Research and development expense	$1,450,291	$823,409
General and administrative expense	—	18,329
Amortization of license	978,264	978,264
Impairment of license	—	2,500,000

Net loss	$(2,428,555)	$(4,320,002)

4.    Accruals

        Accrued expenses consist of the following:

December 31,	2001	2002
Accrued salaries	$93,963	$—
Accrued bonuses	251,850	—
Accrued interest (Note 3)	48,429	—
Accrued restructuring (Note 9)	173,932	—
Payroll liabilities	—	34,132

	$568,174	$34,132

5.    Commitments

(a)
At December 31, 2002, the Company has a lease for office space in New Hope, Pennsylvania, expiring in August 2004.

  The Company also has an operating lease for laboratory equipment expiring in 2004. During 2001, the Company determined that equipment leased by the Company under this operating lease would no longer be used by the Company in its research. As a result, in 2001, the Company recorded a provision for all future lease payments of $1,264,208. $568,138 of this provision was recorded in the fourth quarter. At December 31, 2002, $803,328 remains to be paid. In conjunction with this operating lease, the Company provided $500,000 as cash collateral to be refunded over the term of the lease. In 2002, $100,000 was refunded and, accordingly, this amount was recorded as a current deposit at December 31, 2001. The Company and the lessor agreed to offset certain remaining lease payments with the remaining $400,000 deposit. In 2002, lease payments of approximately $331,000 were offset with the deposit.

  Total rental expense charged to operations for the years ended December 31, 2000, 2001 and 2002 aggregated approximately $352,000, $358,000 and $227,000, respectively.

  Minimum future rental payments under these leases are as follows:

Year ending December 31,	Operating Leases
2003	$574,000
2004	502,000

Total	$1,076,000

(b)
The Company has entered into employment agreements with certain officers and employees. The officers and employees are each entitled to severance ranging from six months to one year of their annual salary if terminated without cause. Total severance commitments are $500,000 under these agreements.

6.    Equity Transactions

(a)
The Company applies the recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," in accounting for stock options issued to nonemployees. The Company has issued options and warrants in exchange for consulting services rendered. The Company issued 10,000 options in 1998, 2,500 options and 125,500 warrants in 1999, 5,250 options and 128,750 warrants in 2000, 7,500 options in 2001 and 200,000 warrants in 2002. In addition, there were 190,000 contingent warrants issued for which no expense has been recognized as of December 31, 2002. As the fair market value of these services was not readily determinable, these services were valued based on the fair market value, determined using the Black-Scholes option pricing model. Fair market value for options and warrants ranged from $5.36 to $38.04 in 2000, $3.08 in 2001 and $1.01 to $1.81 in 2002. Consulting costs charged to operations were $2,316,282 in 2000, $825,092 in 2001 and $395,870 in 2002. In 2002, the Company also issued 390,556 options in settlement of a lawsuit associated with restructuring costs (Note 9). The value of these options was $806,415 which was recorded as restructuring charges in 2002.

(b)
In August 1999, the Company purchased patents for $500,000 which were satisfied by the issuance of 10,832 shares of the Company's common stock valued at $300,000 and cash of $200,000.

(c)
In 1999, the Company issued 185,000 variable stock options to employees which would vest upon completion of performance milestones. Exercise prices ranged from $37.52 to $72.52 and expired in 10 years. As of December 31, 1999, 18,750 of these shares had vested. Compensation charged to operations was $225,000 in 1999. In 2000, all of these variable stock options were cancelled.

(d)
Series A Preferred Stock—The Company originally designated 12,015 shares of preferred stock as Series A Preferred Stock ("Series A Preferred"). For the first six years from issuance, the preferred stock has a mandatory dividend of 7%. Such dividends are cumulative and compound on a semiannual basis and are payable semiannually solely by the issuance of additional preferred Series A stock. The Company has a deficit and, as a result, the dividends have been recorded against paid-in capital. In accordance with the provisions of the agreement, the Company issued additional preferred shares of 841 in 2000 in settlement of dividend requirements. Therefore, at December 31, 2002, there were 12,856 shares of Series A Preferred outstanding. The Company has accrued and will issue 1,914 preferred shares in fulfillment of the 2001 and 2002 dividend requirement. The Series A Preferred shall rank senior to any future series of preferred stock unless the majority of the Series A shareholders agree to rank pari passu with any future issuances. The liquidation preference is $1,000 per share. The Series A Preferred is convertible, after two years but before six years from issuance, into common stock of the Company with an initial conversion price of $84.68. The conversion price is subject to adjustment for certain dilutive events. Alternatively, the holder of the Series A Preferred can elect to exchange the Series A preferred shares for the number of shares in Sentigen which would allow the Series A holder to then own a total of 50% of Sentigen. The Series A holder is currently the minority shareholder in Sentigen. The exchange right is not available for any shares which have been converted to common stock. The exchange right terminates six years from the issuance of the Series A Preferred. The Series A Preferred was issued in October 1999.

  The holder of Series A Preferred is only entitled to vote on matters that adversely affect or change the rights of holders of Series A Preferred and does not have the right to vote on the election of directors of the Company. The holder of Series A Preferred also has a preemptive right until October 2003 to participate in any offering of the Company.

(e)
Series B Preferred Stock—In February 2000, the Company completed a private placement of its Series B Convertible Preferred Stock ("Series B Preferred"). The Company received cash proceeds, net of related expenses, of $5,276,340 in exchange for 337,056 shares of the Series B Preferred. The Series B Preferred has an annual dividend rate of 6%. Such dividends are cumulative, shall compound on an annual basis and are payable annually by the issuance of additional preferred Series B stock. The Company has a deficit and, as a result, the dividends will be recorded against paid-in capital. In accordance with the provisions of the agreement, the Company issued additional preferred shares of 20,224 in 2001 and 40,194 in 2002 in settlement of dividend requirements.

  Subject to the senior liquidation preference of the Series A Preferred stockholder, and the liquidation preference of any senior or pari passu securities created by the Company in the future with the requisite consent of the holders of Series B Preferred, each share of Series B Preferred is entitled to a liquidation preference equal to $16.88 per share, before any amounts are paid on the common stock on liquidation. If the Company is acquired by another entity or sells all or substantially all of its assets, and if it pays an amount equal to the liquidation preference of the Series A Preferred and any other senior security, holders of Series B Preferred will be entitled to receive the liquidation preference unless the stockholders prior to the transaction hold at least 50% of the voting power of the surviving or acquiring entity or if the holders of a majority of Series B Preferred agree by vote or written consent to exclude the acquisition or sale from this provision.

  Each share of Series B Preferred has the number of votes equal to the number of shares of common stock into which the share of Series B Preferred would be convertible, and is entitled to vote together with the common stock. Certain matters, such as an amendment to the terms of the Series B Preferred Certificate of Designation or a change in the preferences or any relative or other rights of the Series B Preferred (except for issuance of a special senior security), may have to be approved by a majority of the holders of Series B Preferred voting as a separate class. This right is subject to the Company's ability to require mandatory conversion of Series B Preferred if a special senior security (discussed below) is not approved.

  Holders of Series B Preferred may convert shares of Series B Preferred into 0.36 shares of common stock at any time.

  The Series B Preferred contains beneficial conversion features. Emerging Issues Task Force Issue 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios," requires the issuer to assume that the holder will not convert the instrument until the time of the most beneficial conversion, which would occur after January 1, 2002. Using the conversion ratio at January 1, 2002 of 0.36 shares of common stock and the stock price at the date of issuance, the maximum beneficial conversion amount is $2,322,316. This amount was recorded as additional preferred stock dividends over the period from issuance until January 1, 2002. Through December 31, 2001, this full amount has been recorded as additional dividends.

  The conversion ratio is subject to adjustment for certain dilutive events, including issuance of common stock or equivalent securities at less than $16.88 per share. In 2001, the Company issued common stock at less than $16.88. As a result, the revised conversion ratio for the number of shares of common stock issuable upon conversion of Series B Preferred is 0.36175.

  The Company may require holders of Series B Preferred to convert their shares into common stock (at the same ratios that would apply for a voluntary conversion, except as described in the second and third bullet points below) in connection with any of the following events:

  •
  If the holders of a majority of the Series B Preferred approve a mandatory conversion;

  •
  Immediately prior to a firm commitment, underwritten public offering of the Company's common stock in which they receive $20 million or more in gross proceeds;

  •
  If the holders of a majority of Series B Preferred do not approve any transaction to issue a security senior or pari passu to the Series B Preferred in a transaction involving any vendor, licensor or joint venturer or other commercial transaction (a "special senior security"), the purpose of which is not solely to provide financing, and which the Board has approved and recommended;

  •
  At any time after January 1, 2005.

  In conjunction with the financing on November 12, 2002 (see Note 6(f)), all of the Series B Preferred was converted into common stock. In exchange for this conversion, the conversion ratio of 0.36175 was changed to 1.0625. As a result, the Series B Preferred was converted into 422,316 shares of common stock and a beneficial conversion amount of $668,464 has been recorded. The Series B Preferred is no longer outstanding, nor is there any liquidation preference associated with the Series B Preferred.

(f)
Common Stock—The Company is subject to six sets of registration rights agreements covering an aggregate of 11,912,779 shares of the Company's common stock, warrants that have vested covering the Company's common stock and common stock issuable upon conversion of the Company's Series A Preferred. All of the agreements contain piggyback registration rights and two contain demand registration rights upon the occurrence of certain events and subject to various terms and conditions. Of the 11,912,779 shares, 1,000,000 shares are entitled to piggyback registration only, 50,000 shares are entitled to both demand and piggyback registration and 10,862,779 shares will be registered by the Company within the time frames set forth in the respective registration agreements. Warrants that have vested covering 237,431 shares of the Company's common stock have weighted average anti-dilution rights.

  On March 13, 1998, the Company completed a private placement of 218,755 shares of common stock for $32 per share to a number of accredited investors. The Company received $7,000,000 in gross proceeds from this offering.

  On February 9, 2001, the Company's shelf registration on Form S-3 was declared effective. Under the shelf registration, the Company could have issued up to $40,000,000 of common stock. As of December 31, 2002, 173,872 shares have been issued under the shelf registration for cash proceeds of $1,068,723, net of related expenses of $56,252. The Company's registration statement is no longer effective.

  As of April 2, 2001, the Company no longer met the eligibility requirements to continue selling shares under the S-3. Prior to realizing it was ineligible to continue using the S-3, the Company sold 124,627 shares of common stock for $650,000. This amount has been reclassified from permanent equity to mezzanine equity as the Company could be required to repay a portion of this amount to the purchaser.

  On November 12, 2002, the Company completed a private placement of 8,333,334 shares of common stock for $1.08 per share to a number of accredited investors. The Company received proceeds of $8,677,000, net of related expenses of $387,000. Proceeds included cash of $6,113,000 and the conversion of a credit facility with an entity controlled by a director of the Company with borrowings of $2,500,000 which converted into 2,314,815 shares of common stock.

        In December 2002, the Company completed a second closing of the November 12, 2002 private placement in which 2,804,539 shares of common stock were sold for $1.08 per share for proceeds of $3,028,902.

        On November 12, 2002, the Company also effected the split-off of Photogen, Inc. and the assets and liabilities related to the Company's therapeutic line of business to the five founding stockholders of the Company (the "Tennessee Stockholders") in exchange for all of their common stock in the Company. The Tennessee Stockholders owned 5,137,109 shares of the Company and those shares were cancelled prior to December 31, 2002. The market value of the 5,137,109 shares on the date of the split-off was $12,226,319.

        In conjunction with the November 12, 2002 transactions, the Company implemented a one-for-four reverse split of its common stock. All amounts have been retroactively stated to reflect this reverse stock split.

7.    Stock Incentive Plans and Warrants

        The Company maintains three long-term incentive compensation plans, which are described as follows:

  •
  The 1998 Long-Term Incentive Compensation Plan, which provides for the granting of up to 500,000 stock options to key employees, directors and consultants;

  •
  The 2000 Long-Term Incentive Compensation Plan, which provides for the granting of up to 4,568,750 stock options to key employees, directors and consultants;

  •
  The 2000 Senior Executive Long-Term Incentive Compensation Plan, which provides for the granting of up to 1,000,000 stock options to senior executives.

        Options granted under these plans may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, or nonqualified options.

        The stock options are exercisable over a period determined by the Board of Directors (through its Compensation Committee), but generally no longer than 10 years after the date they are granted.

        Information with respect to the plans follows:

Year ended December 31,	2000	2001	2002
Options outstanding at beginning of year	301,375	1,411,000	1,629,750
Options granted	1,386,500	218,750	2,914,356
Options forfeited	(276,875)	—	(8,625)

Options outstanding at end of year	1,411,000	1,629,750	4,535,481

Option prices per share granted	$11.00 - 60.00	$4.56 - 21.24	$1.08 - 4.20

Weighted average exercise price
Options granted	$41.52	$8.12	$1.14
Options granted at less than market price	—	—	1.08
Options granted at the market price	41.52	8.12	1.55
Options forfeited	47.28	—	18.41
Options outstanding at end of year	41.88	37.16	14.05
Options exercisable at end of year	25.48	43.04	19.85
Number of shares exercisable	28,125	458,333	2,057,208

        In 2002, all stock options granted, except for 390,556 options granted in settlement of a lawsuit, were granted to employees at an exercise price less than the market value at grant date. The weighted average fair value of the options issued below market is $1.31.

Options Outstanding				Options Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2002	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number Outstanding at December 31, 2002	Weighted Average Exercise Price
$ 1.08	2,876,856	$1.08	9.5	1,044,416	$1.08
$ 4.20 - 4.56	81,250	$4.39	7.8	71,875	$4.37
$ 6.80 - 8.52	157,500	$8.15	8.1	45,000	$7.98
$11.00	381,625	$11.00	7.9	200,375	$11.00
$21.25 - 27.50	16,250	$22.69	8.1	6,875	$24.66
$33.00 - 44.50	259,500	$33.42	7.6	176,167	$33.62
$51.00 - 53.00	10,000	$52.50	5.8	10,000	$52.50
$60.00 - 60.25	752,500	$60.00	7.5	502,500	$60.00

        Information with respect to the plans follows:

Year ended December 31,	2000	2001	2002
Warrants outstanding at beginning of year	150,500	287,431	287,431
Warrants granted	136,931	—	390,000
Warrants forfeited	—	—	(250,000)

Warrants outstanding at end of year	287,431	287,431	427,431

Warrant prices per share outstanding	$37.80 - 84.68	$37.80 - 84.68	$1.08 - 84.68

Weighted average exercise price
Warrants granted	$40.24	$—	$1.78
Warrants forfeited	$—	$—	$37.80
Warrants outstanding at end of year	$43.08	$43.08	$7.94
Warrants exercisable at end of year	$43.08	$43.08	$12.27
Number of warrants exercisable	287,431	287,431	237,431
Warrants Outstanding				Warrants Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2002	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Number Outstanding at December 31, 2002	Weighted Average Exercise Price
$ 1.08 - 2.52	390,000	$1.78	4.5	200,000	$1.08
$44.20 - 47.78	12,431	$46.67	3.8	12,431	$46.67
$84.68	25,000	$84.68	1.7	25,000	$84.68

8.    Dividends

        Dividends are comprised of the following:

Year ended December 31,	2000	2001	2002
Accrual of dividend on Series A Convertible Preferred	$868,248	$930,090	$996,335
Deemed dividend associated with beneficial conversion feature of Series A Convertible Preferred	480,928	391,154	—
Accrual of dividend on Series B Convertible Preferred	296,478	359,292	332,924
Deemed dividend associated with beneficial conversion feature of Series B Convertible Preferred	1,059,097	1,263,219	—
Deemed dividend associated with beneficial conversion of Series B Convertible Preferred to Common Stock	—	—	668,464

Total	$2,704,751	$2,943,755	$1,997,723

9.    Restructuring

        In 2000, the Company recorded a restructuring charge of $597,025, included in operating expenses, relating to the closure of its operations in Westborough, Massachusetts. The restructuring charge includes accruals related to estimated lease termination costs and accruals related to employee severance and related expenses in connection with their termination. All employees at the Westborough facility were terminated. The activities previously performed at the Westborough facility were continued at other company locations or with outside consultants. In 2002, the Company recorded an additional restructuring charge related to additional termination costs for one of the Westborough employees. As of December 31, 2002, all restructuring costs have been settled. The restructuring charge is summarized as follows:

	Charged in 2000	Utilized in 2000	Balance at December 31, 2000	Utilized in 2001	Balance at December 31, 2001	Charged in 2002	Utilized in 2002	Balance at December 31, 2002
Employee costs	$395,223	$65,223	$330,000	$156,068	$173,932	$807,483	$981,415	$—
Lease costs	201,802	201,802	—	—	—	—	—	—

Total	$597,025	$267,025	$330,000	$156,068	$173,932	$807,483	$981,415	$—

10.    Income Taxes

      In 2002, the Company had taxable income due to the gain from the split-off of the therapeutic business (Note 13). This resulted in current income tax expense of approximately $2,300,000 which was completely off-set by net operating losses.

        The Company has not recorded an income tax benefit for net operating losses remaining of approximately $14,000,000, primarily expiring in 2018 through 2021, or for equity losses in affiliate of approximately $7,000,000. The Company is in the development stage and realization of the losses is not considered more likely than not. An income tax valuation allowance has been provided for the deferred tax assets related to the net operating loss carryforwards and the losses in affiliate.

        A portion of the net operating loss carryforwards will not remain with the Company as a result of the split-off of the therapeutic business. However, the amount of these net operating losses is not known.

11.    Notes Receivable

        The Company has executed a term sheet with Alliance Pharmaceutical Corp. ("Alliance") to buy certain assets of Alliance. As of December 31, 2002, the Company has loaned to Alliance $1,255,000 for Alliance's working capital purposes. These loans are evidenced by 8% convertible secured promissory notes which are secured by certain assets of Alliance. Based on the nature of the Company's security interest in the collateral and the estimated value of the collateral, management has determined that a reserve for doubtful collection of the notes receivable is not necessary at December 31, 2002.

12.    Selected Quarterly Financial Data (Unaudited)

        Summarized quarterly financial data for 2002 and 2001 is as follows:

	Quarter
2002
	First	Second	Third	Fourth
Operating expenses(a)	$1,208,285	$906,957	$1,218,083	$2,732,138
Loss from continuing operations(b)	(1,813,246)	(1,341,652)	(1,594,897)	(5,185,408)
Income (loss) from discontinued operations(c)	(502,449)	(544,657)	(244,719)	11,575,147
Net income (loss)	(2,315,695)	(1,886,309)	(1,839,616)	6,389,739
Basic and diluted loss per share from continuing operations	(0.23)	(0.17)	(0.20)	(0.51)
Basic and diluted income (loss) per share from discontinued operations	(0.05)	(0.06)	(0.03)	0.96
Basic and diluted income (loss) per share	(0.28)	(0.23)	(0.23)	0.45

	Quarter
2001
	First	Second	Third	Fourth
Operating expenses	$1,930,626	$714,271	$931,288	$1,346,565
Loss from continuing operations	(2,346,978)	(1,375,848)	(1,264,813)	(1,825,557)
Loss from discontinued operations	(680,134)	(698,149)	(738,562)	(792,975)
Net loss	(3,027,112)	(2,073,997)	(2,003,375)	(2,618,532)
Basic and diluted loss per share from continuing operations	(0.33)	(0.23)	(0.31)	(0.26)
Basic and diluted loss per share from discontinued operations	(0.07)	(0.07)	(0.08)	(0.08)
Basic and diluted loss per share	(0.40)	(0.30)	(0.29)	(0.34)

(a)
Operating expenses for the fourth quarter 2002 includes a charge of $988,184 from the issuance of stock options to employees.

(b)
Loss from continuing operations for the fourth quarter 2002 includes an increase in loss from joint venture of $2,000,000 resulting from the impairment of the joint venture's licensed technology.

(c)
Income (loss) from discontinued operations for the fourth quarter 2002 includes a gain of $11,779,752 from the sale of the therapeutic business.

(d)
Earnings per share calculations for each of the quarters are based on the weighted average shares outstanding for each period. The sum of the quarters may not necessarily be equal to the full year earnings per share amounts.

13.    Discontinued Operations

        On November 12, 2002, the Company split off its therapeutic business to the Tennessee Stockholders in exchange for all of the Tennessee Stockholders' stock in the Company which totaled 5,137,109 shares. Net assets transferred in the split-off included fixed assets with net book value of

$516,567 and accounts payable of $70,000. At December 31, 2001, the net book value of the fixed assets transferred was $882,220 and the related payable was $70,000.

        The Company has reviewed the provisions of SFAS 144 and has determined that the sale of therapeutic business meets the two conditions necessary for presentation as discontinued operations. Those conditions are (a) the operations and cash flow of the component have been or will be eliminated from the ongoing operations of the entity as a result of the disposal transaction and (b) the entity will not have any significant continuing involvement in the operations of the component after the disposal transaction.

        The split-off of the therapeutic business was effective on November 12, 2002 and, as such, the consolidated balance sheet of the Company at December 31, 2002 does not include the assets or liabilities of the therapeutic business. The Company recorded a loss from operations of the therapeutic business of $1,454,430 and a gain on the sale of the therapeutic business of $11,779,752 for the year ended December 31, 2002. There were no revenues from the therapeutic business since its inception.

Independent Auditors' Report

Board of Directors
Sentigen Ltd.
Bermuda

        We have audited the accompanying balance sheets of Sentigen Ltd., a development stage company, as of December 31, 2002 and 2001, and the related statements of operations, shareholders' equity and cash flows for the period from October 7, 1999 (inception) to December 31, 2002 and for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sentigen Ltd. at December 31, 2002 and 2001, and the results of its operations and its cash flows for the period from October 7, 1999 (inception) to December 31, 2002 and each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ BDO SEIDMAN, LLP Chicago, Illinois April 8, 2003

Sentigen Ltd.

Balance Sheets

December 31,	2002	2001
Assets
Current Assets
Cash	$410	$9,345

License of Elan Technology, net of amortization of $2,201,093 and $1,222,829, respectively	10,298,907	13,777,171

	$10,299,317	$13,786,516

Liabilities and Shareholders' Equity
Current Liabilities
Due to shareholders	$378,099	$210,596

Shareholders' Equity
Preferred stock; par value $1.00 per share; 2,980 shares authorized, issued and outstanding	2,980	2,980
Common stock; par value $1.00 per share; 12,000 shares authorized, issued and outstanding	12,000	12,000
Additional paid-in capital	18,539,215	17,873,915
Deficit accumulated during the development stage	(8,632,977)	(4,312,975)

Total Shareholders' Equity	9,921,218	13,575,920

	$10,299,317	$13,786,516

See accompanying notes to financial statements.

Sentigen Ltd.

Statements of Operations

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000	Cumulative Amounts From October 7, 1999 (Inception) to December 31, 2002
Operating Expenses
Research and development	$823,409	$1,450,291	$1,257,815	$3,913,555
General and administrative	18,329	—	—	18,329
Amortization of license	978,264	978,264	244,565	2,201,093
Impairment of license	2,500,000	—	—	2,500,000

Net Loss	$(4,320,002)	$(2,428,555)	$(1,502,380)	$(8,632,977)

See accompanying notes to financial statements.

Sentigen Ltd.

Statements of Shareholders' Equity

						Deficit Accumulated During the Development Stage
	Preferred Stock		Common Stock
					Additional Paid-in Capital
	Shares	Amount	Shares	Amount			Total
Issuance of common stock	—	$—	12,000	$12,000	$12,003,000	$—	$12,015,000
Issuance of preferred stock	2,980	2,980	—	—	2,982,020	—	2,985,000
Net loss for the period October 7, 1999 to December 31, 1999	—	—	—	—	—	(382,040)	(382,040)

Balance, at December 31, 1999	2,980	2,980	12,000	12,000	14,985,020	(382,040)	14,617,960
Net loss for the year ended December 31, 2000	—	—	—	—	—	(1,502,380)	(1,502,380)

Balance, at December 31, 2000	2,980	2,980	12,000	12,000	14,985,020	(1,884,420)	13,115,580
Contribution of capital	—	—	—	—	2,888,895	—	2,888,895
Net loss for the year ended December 31, 2001	—	—	—	—	—	(2,428,555)	(2,428,555)

Balance, at December 31, 2001	2,980	2,980	12,000	12,000	17,873,915	(4,312,975)	13,575,920
Contribution of capital	—	—	—	—	665,300	—	665,300
Net loss for the year ended December 31, 2002	—	—	—	—	—	(4,320,002)	(4,320,002)

Balance, at December 31, 2002	2,980	$2,980	12,000	$12,000	$18,539,215	$(8,632,977)	$9,921,218

See accompanying notes to financial statements.

Sentigen Ltd.

Statements of Cash Flows

	Year ended December 31, 2002	Year ended December 31, 2001	Year ended December 31, 2000	Cumulative Amounts From October 7, 1999 (Inception) to December 31, 2002
Cash Flows From Operating Activities
Net loss	$(4,320,002)	$(2,428,555)	$(1,502,380)	$(8,632,977)
Amortization	978,264	978,264	244,565	2,201,093
Impairment of license	2,500,000	—	—	2,500,000
Changes in operating assets and liabilities Due to shareholders	167,503	(1,429,259)	1,257,815	378,099

Net cash used in operating activities	(674,235)	(2,879,550)	—	(3,553,785)

Cash Flows From Investing Activities
Cost to acquire license	—	—	—	(15,000,000)

Net cash used in investing activities	—	—	—	(15,000,000)

Cash Flows From Financing Activities
Proceeds from issuance of equity	—	—	—	15,000,000
Contribution of capital	665,300	2,888,895	—	3,554,195

Net cash provided by financing activities	665,300	2,888,895	—	18,554,195

Net (Decrease) Increase in Cash	(8,935)	9,345	—	410
Cash, at beginning of period	9,345	—	—	—

Cash, at end of period	$410	$9,345	$—	$410

See accompanying notes to financial statements.

Sentigen Ltd.

Notes to Financial Statements

1.    Organization and Significant Accounting Policies

Nature of Operations

        Sentigen Ltd. (the "Company") was incorporated on October 7, 1999 in Bermuda. The Company is owned jointly by Photogen Technologies, Inc. ("Photogen") and Elan International Services, Ltd. ("EIS"), a wholly owned subsidiary of Elan Corporation plc ("Elan"), holding 80.1% and 19.9% (nonvoting shares) of the shares, respectively. The primary objective of the Company is to develop and commercialize nanoparticulate diagnostic imaging agents for the detection and treatment of cancer through lymphography.

Basis of Presentation

        The Company's ability to continue as a going concern is entirely dependent upon the funds it receives from its shareholders per the Subscription, Joint Development and Operating Agreement.

Estimates

        The financial statements include estimated amounts and disclosures based on management's assumptions about future events. Actual results may differ from those estimates.

Research and Development

        Research and development costs are charged to expense when incurred.

Income Taxes

        Under current Bermuda law, the Company is not required to pay any taxes in Bermuda on either income or capital gains.

Recent Accounting Pronouncements

        In October 2001, the Financial Accounting Standards Board issued SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FASB Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business. The provisions of SFAS 144 will be effective for fiscal years beginning after December 15, 2001. The Company has recorded an impairment of its Elan license in accordance with SFAS 144 (Note 3).

2.    Related Party Transactions

        The amount due to shareholders represents costs for research and development that are subcontracted to Photogen and Elan. The amount due to shareholders is unsecured, and interest free with no set terms of repayment. Research and development expense represents costs under the subcontract agreements with Photogen and Elan. These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

3.    License of Elan Technology

        In 1999, the Company paid a license fee to Elan in the amount of $15,000,000 to acquire rights to certain Elan intellectual property. This license is being amortized on a straight-line basis over 184 months, which is the end of the life of the latest licensed patent.

        The Company reviews the carrying values of its license for possible impairment whenever an event or change in circumstances indicates that the carrying amount of the asset may not be recoverable.

        During 2002, management assessed the recoverability of the carrying value of the Elan license. Based on discounted cash flows and changing priorities of the joint venture partners, management has determined that an impairment of $2,500,000 is appropriate.

4.    Shareholders' Equity

Preferred Stock

        In October 1999, the Company issued 2,980 shares of nonvoting convertible preferred stock to EIS for $2,985,000 with a par value of $1.00 per share. At any time after October 2002, the holder of the preferred stock has the right to convert the preferred stock on a one-to-one basis into common shares. Additionally, there exists an exchange right which upon exercise, could increase EIS's ownership to 50% of Sentigen Ltd.

Common Stock

        In October 1999, the Company issued 12,000 voting common shares to Photogen for $12,015,000 with a par value of $1.00 per share.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

        None.

PART III.

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

        Directors.    The table below sets forth our six directors and information concerning their age and position with the company as of March 30, 2003. None of the directors, except for Mr. McKeever (a director of People's Energy Corporation and The Lou Holland Trust-Growth Fund), is a director of any other company subject to the reporting requirements under the federal securities laws.

Name	Age	Position
Taffy J. Williams, Ph.D.(1)	53	Director, President and Chief Executive Officer
Robert J. Weinstein, M.D.(1)(3)	57	Director
Lester H. McKeever, Jr.(2)(3)	68	Director, Chairman of the Audit Committee
Gene Golub(2)	72	Director
William D. McPhee(1)(2)(3)	49	Director
Alan D. Watson	50	Director

        (1)   Member of the Executive Committee

        (2)   Member of the Audit Committee

        (3)   Member of the Compensation Committee

        A brief discussion of the business experience of each director during the past five years is set forth below.

        Taffy J. Williams, Ph.D. has served as our President, Chief Executive Officer and a director since May 17, 2000. Prior to joining the company, Dr. Williams served as CEO and President of PANAX Pharmaceuticals for two and half years and President of InKine Pharmaceuticals for two years. He received his Bachelor of Science in Chemistry from the University of Notre Dame and his Ph.D. in Chemistry from the University of South Carolina.

        Robert J. Weinstein, M.D. has served as one of our directors since May 16, 1997. He is currently a private investor. During the last five years, Dr. Weinstein served as Chief Executive Officer of HMO America, Inc. and subsequently held the same position in United HealthCare of Illinois when United HealthCare acquired HMO America in 1993. On January 1, 1996, he became a consultant to United HealthCare Corporation. He received his medical degree from Chicago Medical School and received a B.A. from Hunter College in New York.

        Lester H. McKeever, Jr. has served as one of our directors since June 17, 1998. Mr. McKeever is Managing Principal of the firm of Washington, Pittman & McKeever, LLC, a Chicago, Illinois firm of certified public accountants and consultants providing a broad range of professional services, and has held a similar position with that firm since 1976. Mr. McKeever is a former Chairman of the Federal Reserve Bank of Chicago, a position Mr. McKeever held for three years ending December 31, 1999, and he serves as a director of MBIA Insurance Corp. of Illinois, Worldwide Broadcasting, Inc., People's Energy Corporation, and Printing Specialties, Inc. Mr. McKeever also serves on several not-for-profit boards and councils, including the Chicago Urban League (formerly Chairman of the Board), Business Advisory Counsel University of Illinois College of Commerce at Urbana-Champaign, and the Chicago Symphony Orchestra Association. Mr. McKeever received his B.S. degree in accounting from the

University of Illinois at Urbana-Champaign and his J.D. with distinction from the IIT-Chicago Kent College of Law.

        Gene Golub has served as one of our directors since May 17, 2000. Mr. Golub has also served as Chairman of Golub & Company, a company he founded in 1961, which with its affiliates has been involved in more than $2 billion in real estate transactions. Under Mr. Golub's leadership, the Golub companies have owned, developed or operated more than 25 million square feet of office, residential and mixed-use properties in the United States and abroad. Mr. Golub is active in numerous Chicago based charitable organizations and was inducted into the Chicago Association of Realtors Hall of Fame in 1999.

        William D. McPhee has served as one of our directors since November 12, 2002. Mr. McPhee received his B.S. degree in pre-med and an L.L.B. degree in law, both from McGill University. Since 1998, he has been Managing General Partner of Mi3, L.P. where he has been responsible for managing the venture fund. Prior to that, he was Chief Executive Officer of Praxis Advisors, Inc., a strategy consulting firm.

        Alan D. Watson, Ph.D. has served as one of our directors since November 12, 2002. Mr. Watson received his B.S. from the University of N.S.W., his Ph.D. in Chemistry from Australian National University, and his M.B.A. from Northeastern University. Since 2002, Mr. Watson has served as Executive Vice President and Chief Business Officer of Elixir Pharmaceuticals, Inc. Prior to that, he was the Senior Vice President, Corporate Development of Cubist Pharmaceuticals, Inc. from 1999 to 2002. From 1997 to 1999, he was Senior Vice President, Licensing and Intellectual Property of Nycomed Amersham plc.

        There is a seventh directorship which is currently vacant and will remain so until filled by the Board in accordance with the Voting Agreement described in "Recent Transactions—Financing" above. Specifically, as part of the institutional financing transaction that closed on November 12, 2002, the holders of over 61.9% (on a fully diluted basis) of our common stock entered into the Voting Agreement. The Voting Agreement requires the parties to vote for certain director nominees.

        Executive Officers and Significant Employees.    The recent business experience of our other executive officers and significant employees follows.

        Brooks Boveroux, age 59, has served as our Senior Vice President—Finance, Chief Financial Officer and Treasurer since August 1, 2000. He has also served as the company's Secretary since November 12, 2002. For the five years prior to joining the company, Mr. Boveroux served as Chief Financial Officer and Vice President of Investor Relations for The Liposome Company, Inc., Chief Financial Officer of Synergy Pharmaceuticals, Inc. and as a consultant advising corporations in the area of corporate finance. He is a graduate of Hamilton College and received his Masters of Business Administration in Finance from the Wharton School of the University of Pennsylvania.

        Reinhard Koenig, Ph.D., M.D., RAC, age 42, has served as our Senior Vice President of Medical and Regulatory Affairs since January 4, 2001. He is primarily responsible for regulatory affairs and clinical development activities. From 1996 through 1999, Dr. Koenig held various positions at Collagen Aesthetics, Inc. including Vice President—Medical Affairs, Vice President—Medical and Regulatory Affairs and Chief Scientific Officer. From 1999 until he joined the company, Dr. Koenig was a principal in Biosciences Corporation where he provided consulting services in Phase 2 though Phase 4 product development for pharmaceutical drugs, biological and medical devices. Dr. Koenig received his bachelor and doctorate degrees in Toxicology and Pharmacology at Philipps University in Marburg, Germany.

        Compliance with Section 16(a) of the Exchange Act.    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the SEC.

        Those persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of those reports furnished to us during the fiscal year ended December 31, 2002, we believe that our executive officers, directors and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements, except as follows: Dr. Weinstein, one of our directors, and Mr. Levine inadvertently failed to timely file Form 4s reporting a transfer of shares from the Theodore Tannebaum Trust (of which they were co-trustees) to Tannebaum, LLC (of which they were co-managers) due to an oversight by company counsel; they filed Form 4s for this transaction on October 18, 2002 and the company has modified its reporting compliance procedures to avoid such oversights in the future.

ITEM 11. EXECUTIVE COMPENSATION.

        Compensation Committee Interlocks and Insider Participation.    During the 2002 fiscal year, executive compensation was administered by the Compensation Committee comprised of three outside directors of the Board of Directors, Messrs. McKeever and McPhee and Dr. Weinstein.

        Executive Compensation.    The following table sets forth compensation we paid to our executive officers (the "Named Officers") for services rendered us in all capacities during the year ended December 31, 2002.

SUMMARY COMPENSATION TABLE

Long Term Compensation
							Awards		Payouts
	Annual Compensation					Other Annual Compen- sation ($)				All Other Compen- sation ($)
							Restricted Stock Award(s) ($)	Securities Underlying Options (#)(4)
Name and Principal Position	Year	Salary ($)		Bonus ($)					LTIP Payouts ($)
Taffy J. Williams, Ph.D(1) Director, President and Chief Executive Officer	2002 2001 2000	$ $ $	265,000 260,000 265,000	$ $ $	60,000 30,000 66,250	$0 — —	0 — —	1,233,450 — 1,050,000	0 — —		$0 — —
Brooks Boveroux(1) Senior Vice President— Finance, Chief Financial Officer, Treasurer and Secretary	2002 2001 2000	$ $ $	216,250 215,000 215,000	$ $ $	32,250 32,250 32,250	$0 — —	0 — —	550,875 — 312,500	0 — —		$0 — —
Reinhard Koenig, Ph.D., M.D.(1) Senior Vice President—Medical and Regulatory Affairs	2002 2001 2000	$ $	280,625 200,020 —		$0 — —	$0 — —	0 — —	513,375 100,000 —	0 — —	$ $	0 50,000	(2)
Timothy Scott, Ph.D.(3) Former Senior Scientist, Vice President—Chief Operating Officer	2002 2001 2000	$ $ $	86,300 100,000 100,000	$ $ $	0 0 17,000	$0 — —	0 — —	0 — —	0 — —		$0 — —
Eric A. Wachter, Ph.D.(3) Former Director, Vice President, Secretary, Senior Scientist	2002 2001 2000	$ $ $	86,300 100,000 100,000	$ $ $	0 0 11,000	$0 — —	0 — —	0 — —	0 — —		$0 — —

        (1)   Drs. Williams and Koenig and Mr. Boveroux are entitled to severance if their employment is terminated without cause, as discussed below.

        (2)   Reimbursement of moving expenses.

        (3)   Drs. Scott and Wachter resigned as officers and directors of the company in November, 2002 in connection with the corporate separation transaction.

        (4)   Reflects a one-for-four reverse split which occurred in November, 2002.

Stock Options.

        The following table contains information concerning the grant of stock options during the 2002 fiscal year under our 1998 and 2000 Long Term Incentive Compensation Plans to the Named Officers. To date, none of these options have been exercised.

2002 Stock Option Grants

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in 2002	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(2)
Taffy J. Williams, Ph.D.	1,233,450	50%	$1.08	11/12/2012	$1,615,820
Brooks Boveroux	550,875	22%	$1.08	11/12/2012	$721,646
Timothy Scott, Ph.D.	0	0	N/A	N/A	N/A
Eric Wachter, Ph.D.	0	0	N/A	N/A	N/A
Reinhard Koenig, Ph.D., M.D.	513,375	21%	$1.08	11/12/2012	$672,521

        (1)   The options were granted at an exercise price equal to the purchase price paid by the institutional investors in the institutional financing which closed on November 12, 2002. The market price of our common stock on the date of the option grants was $2.52. A portion of the options becomes exercisable on various dates in accordance with the terms of the respective Award Agreements covering the options.

        (2)   In accordance with SEC rules, grant date present value is determined using the Black-Scholes Model. The Black-Scholes Model is a complicated mathematical formula widely used to value exchange-traded options. However, stock options granted by the company are long-term, non-transferable and subject to vesting restrictions, while exchange-traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes Model relies on several key assumptions to estimate the present value of options, including the market price, volatility of, and dividend yield on, the security underlying the option, the risk-free rate of return on the date of grant and the estimated time period until exercise of the option. The shares subject to the options granted are identical to the publicly-traded securities of the company except for restrictions on trading. Due to these restrictions the shares subject to the options granted are worth less than their publicly-traded counterparts. The actual value, if any, that an executive officer may realize will depend on his continued employment through the options vesting period, and the excess of the market price over the exercise price on the date the option is exercised so that there is no assurance that the value realized by an executive officer will be at or near the value estimated by the Black-Scholes Model.

        The following table sets forth information about the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the 2002 fiscal year.

2002 Option Exercises and Year-End Values

			Number of Securities Underlying Unexercised Options at Year End 2002 (#)
	Shares Acquired On Exercise (#)				Fair Value of Unexercised In-the-Money Options at Year End 2002 ($)(1)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Taffy J. Williams, Ph.D.	0	0	1,020,035	1,263,415	0	0
Brooks Boveroux	0	0	363,180	500,195	0	0
Timothy Scott, Ph.D.	0	0	0	0	0	0
Eric A. Wachter, Ph.D.	0	0	0	0	0	0
Reinhard Koenig, Ph.D., M.D.	0	0	178,344	435,031	0	0

        (1)   For purposes of this table, the "value" of stock options was determined by the difference between the exercise price and $0.99, the closing price for common stock on the last business day of the fiscal year. Shares acquired on exercise of these options are not registered under the Securities Act of 1933 and are not freely saleable except in compliance with exemptions from registration, including the holding period and other requirements of Rule 144 thereunder. Consequently, the values set forth in the table are only theoretical values and may not accurately represent actual market value.

        We have employment agreements with Drs. Williams and Koenig and with Mr. Boveroux (the employment agreements with Drs. Scott and Wachter were terminated in November, 2002 in connection with the corporate separation transaction). Each of these employment agreements is terminable at-will and can be terminated by either party at any time with or without cause. In addition, Drs. Williams and Koenig and Mr. Boveroux are bound by their respective Employee Confidentiality, Inventions and Noncompetition Agreements, as amended (each of these agreements is referred to as a "Confidentiality Agreement"). Each Confidentiality Agreement provides that while we employ the respective individual and for a period of two years after termination he will not engage in activities that compete with our business. Each Confidentiality Agreement also requires the respective employee to disclose to our Board of Directors all inventions or other intellectual property discovered or made by the employee during his employment and twelve months thereafter, if those inventions are related to or useful in our business, or result from duties assigned to that individual or from the use of any of our assets or facilities.

        Drs. Williams and Koenig and Mr. Boveroux each receive typical health, life and disability insurance benefits that are available to our other salaried employees. These individuals are also eligible to defer a portion of their salary through our 401(k) plan, but the company did not match or make any contributions to the 401(k) plan during the 2002 fiscal year nor does the company maintain a pension plan.

        We have a consulting agreement with Dr. Watson pursuant to which he provides business and product development services to us. The consulting agreement commenced in November, 2002 and continues on a month-to-month basis (unless terminated earlier by notice or cause). The consulting agreement provides that Dr. Watson will be paid $175 per hour of service, be reimbursed for all reasonable out-of-pocket expenses, and receive non-qualified stock options to purchase up to ten thousand (10,000) shares of the company's common stock on February 3, 2003 and on January 1 of each year so long as the consulting agreement is in effect.

        Officers generally serve at the discretion of the Board of Directors. We do not have any compensatory plans or arrangements resulting from resignation, retirement or any other termination of an executive officer's employment with us. However, the employment agreements for Drs. Williams and

Koenig and Mr. Boveroux each provide for severance in the event we terminate their employment without cause. Upon termination without cause, Dr. Williams would be entitled to a severance payment equal to one year's salary. If terminated without cause, Mr. Boveroux and Dr. Koenig would each be entitled to receive six month's salary.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

        Security Ownership of Certain Beneficial Owners and Management.    The following table sets forth the approximate beneficial ownership of our common stock as of March 30, 2003 by directors and executive officers of the company who have held such position at any time during the 2002 fiscal year, and any person or group known to us to be the owner of more than five percent of our common stock. Shares beneficially owned by the individuals below through family partnerships or other entities they control are included in the number of shares listed in the table below for that individual.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned (2)		Percent of Class Outstanding (3)
EXECUTIVE OFFICERS AND DIRECTORS:
Brooks Boveroux	363,180	(4)	1.9
Gene Golub 625 North Michigan Ave., Ste 2000 Chicago, IL 60611	123,015	(5)	*
Reinhard Koenig, Ph.D., M.D.	199,844	(6)	*
Lester H. McKeever, Jr. 819 South Wabash Avenue Chicago, IL 60605	36,250	(7)	*
William D. McPhee One Hollis Street, Suite 232 Wellesley, MA 02482	462,963	(8)	2.4
Timothy Scott, Ph.D. 7327 Oak Ridge Highway Knoxville, TN 37931	0	(9)	*
Eric A. Wachter, Ph.D. 7327 Oak Ridge Highway Knoxville, TN 37931	0	(9)	*
Alan D. Watson, Ph.D. One Kendall Square Building 1000, Fifth Floor Cambridge, MA 02139	25,000	(10)	*
Robert J. Weinstein, M.D. and Lois Weinstein 500 Lake Cook Road, Suite 130 Deerfield, IL 60015	4,182,901	(11)	21.9
Taffy J. Williams, Ph.D.	1,274,285	(12)	6.7
All directors and executive officers as a group (10 persons)	6,667,437		34.9

OTHER SHAREHOLDERS:
Stuart P. Levine 500 Lake Cook Road, Suite 130 Deerfield, IL 60015	4,098,150	(11)	21.4
Mi3 L.P. One Hollis Street, Suite 232 Wellesley, MA 02482	462,963	(13)	2.4
MRNA Fund II L.P. 225 Berkeley Street, Suite 1650 Boston, MA 02216	64,385	(14)	*
Oxford Bioscience Partners IV L.P. 225 Berkeley Street, Suite 1650 Boston, MA 02216	6,481,482	(15)	33.9
Tannebaum, LLC 875 N. Michigan Avenue Suite 2930 Chicago, IL 60611-1901	3,344,045	(16)	17.5
Parties to Voting Agreement (6 persons)	11,881,451	(17)	62.2

            *  Constitutes one percent or less of the percent of class outstanding.

         (1)  Unless otherwise indicated, the address of each person named in the table is c/o: Photogen Technologies, Inc., 140 Union Square Drive, New Hope, PA 18938.

         (2)  With respect to directors and executive officers, based on information furnished by the director or executive officer listed.

         (3)  The percent of class outstanding includes common stock outstanding as of March 30, 2003 and the shares subject to options exercisable within 60 days of March 30, 2003.

         (4)  Includes 363,180 options exercisable within 60 days of March 30, 2003.

         (5)  Includes 108,015 shares of common stock and 15,000 options exercisable within 60 days of March 30, 2003.

         (6)  Includes 21,500 shares of common stock and 178,344 options exercisable within 60 days of March 30, 2003.

         (7)  Includes 16,250 shares of common stock and 20,000 options exercisable within 60 days of March 30, 2003.

         (8)  Includes 462,963 shares held by Mi3, L.P., which Mr. McPhee may be deemed to control. Mr. McPhee disclaims beneficial ownership of Mi3, L.P.'s shares for all other purposes.

         (9)  Pursuant to the corporate separation which closed on November 12, 2002, the shares held by the Tennessee Stockholders were redeemed by the company and cancelled. Also, Dr. Wachter resigned as an officer and director of the company and Dr. Scott resigned as an officer on November 12, 2002.

       (10)  Includes 25,000 shares of common stock.

       (11)  Includes 3,344,045 shares held by Tannebaum, LLC, which Dr. Weinstein and Mr. Levine may be deemed to control. Dr. Weinstein and Mr. Levine disclaim beneficial ownership of Tannebaum,

LLC's shares for all other purposes. As of March 31, 2003, Tannebaum Ventures, LLC will be the manager of Tannebaum, LLC and Dr. Weinstein and Mr. Levine will no longer be deemed to control the shares held by Tannebaum, LLC. Dr. Weinstein and Mr. Levine are parties to the Voting Agreement described in footnote 17 below. The shares held by the other parties to the Voting Agreement are not included here.

       (12)  Includes 4,250 shares of common stock and 1,270,035 options exercisable within 60 days of March 30, 2003.

       (13)  Includes 462,963 shares of common stock. Note that Mr. McPhee is the President of Mi3 Services L.L.C. which is the general partner of Mi3, L.P. Mi3, L.P. is a party to the Voting Agreement described in footnote 17 below. The shares held by the other parties to the Voting Agreement are not included here.

       (14)  Includes 64,385 shares of common stock. MRNA Fund II L.P. is a party to the Voting Agreement described in footnote 17 below. The shares held by the other parties to the Voting Agreement are not included here.

       (15)  Includes 64,385 shares held by MRNA Fund II L.P., which Oxford Bioscience Partners IV L.P. may be deemed to control. Oxford disclaims beneficial ownership of such shares for all other purposes. Oxford Bioscience Partners IV L.P. is a party to the Voting Agreement described in footnote 17 below. The shares held by the other parties to the Voting Agreement are not included here.

       (16)  Includes 3,344,045 shares of common stock. Tannebaum, LLC is a party to the Voting Agreement described in footnote 17 below. The shares held by the other parties to the Voting Agreement are not included here.

       (17)  Dr. Weinstein, Mr. Levine, Mi3, L.P., MRNA Fund II, L.P., Oxford Bioscience Partners IV L.P., and Tannebaum, LLC are parties to the Voting Agreement described above at page 8. The parties to the Voting Agreement may be deemed to be a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. The provisions of the Voting Agreement include an agreement by the parties to vote their shares for the election of certain directors nominated by the parties to the Voting Agreement.

        Change in Control Agreements.    We know of no arrangements which could result in a change of control of Photogen Technologies, Inc.

        Securities Authorized for Issuance Under Equity Compensation Plans.

        The information provided in the following table is as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	4,144,925	$14.05	1,922,700
Equity compensation plans not approved by security holders	427,431	$7.94	0

        We have issued the following warrants to purchase shares of our common stock without the prior approval of our stockholders:

  •
  a warrant to purchase 150,000 shares at $1.08 per share to Broadmark Capital, LLC in connection with a Settlement Agreement and Mutual Release dated as of September 23, 2002 which related to our engagement of Broadmark Capital, LLC as a placement agent.

  •
  a warrant to purchase 190,000 shares at $2.52 per share to Clinical Regulatory Strategies, LLC in connection with our August 12, 2002 engagement of Clinical Regulatory Strategies, LLC to provide us with certain clinical, regulatory and new product development services.

  •
  a warrant to purchase 25,000 shares at $84.68 per share to Elan International Services, Ltd. on October 20, 1999 in connection with our joint venture with Elan.

  •
  a warrant to 3,750 shares at $44.23 to a consultant as of January 24, 2000 in connection with certain consulting services provided by the consultant.

  •
  warrants to purchase an aggregate of 8,181 shares at $47.78 to Gilford Securities Incorporated and certain of its employees in connection with certain placement agent services provided to us by Gilford Securities Incorporated in February, 2000.

  •
  a warrant to purchase 500 shares at $47.04 to Aqua Partners, Inc. in connection with certain investor services provided by Aqua Partners, Inc. in November, 1999.

  •
  warrants to purchase an aggregate of 50,000 shares at $1.08 to Farcap Group, LLC in connection with certain consulting services provided by Farcap Group, LLC in August, 1999.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

        Certain Relationships and Related Transactions.    We are involved in a joint venture transaction with affiliates of Elan Corporation, plc ("Elan"). Aidan King (one of our former directors who served during the 2002 fiscal year) is employed as Vice President, Business Development for Elan. That joint venture, called Sentigen Ltd., is involved in the development of lymphography diagnostic products and is described above under the heading "Sentigen Ltd.—Joint Venture with Elan Corporation," and in Note 3 to our Financial Statements.

        During the 2002 fiscal year, Dr. Weinstein (one of our current directors) was deemed to control Tannebaum, LLC (after March 30, 2003, Dr. Weinstein no longer controls such shares). William McPhee (another one of our current directors) is President of Mi3 Services L.L.C. which is the general partner of Mi3, L.P. Mi3, L.P. purchased shares in the institutional financing which closed on November 12, 2002 and is one of the investors that may receive a benefit under the Agreement (the "Elan Agreement") dated November 12, 2002. Pursuant to the Elan Agreement, Elan will pay the amounts that certain investors otherwise would have received on liquidation of the company if the liquidation preference of the Series A Preferred Stock had been eliminated. Tannebaum, LLC also acquired shares of our common stock in the financing which closed on November, 12, 2002 through the conversion of outstanding debt into shares of our common stock.

ITEM 14. CONTROLS AND PROCEDURES

        Disclosure controls and procedures are defined by the SEC as those controls and other procedures that are designed to ensure that information required to be disclosed in the company's filings under the Securities Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms. The company's Chief Executive Officer and Chief Financial Officer have evaluated the company's disclosure controls and procedures within 90 days prior to the filing of this Annual Report on Form 10-K and have determined that such disclosure controls and procedures are effective.

        Subsequent to the company's evaluation, there were no significant changes in internal controls or other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

Exhibits.

        The following is a list of exhibits filed as part of this Form 10-K. Exhibits that were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filings is indicated in parentheses.

EXHIBIT NO.	DESCRIPTION
3.1	Articles of Incorporation of Photogen Technologies, Inc., as amended (Filed as Exhibit E to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
3.2
Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock. (Filed as Exhibit 3.5 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
3.4	Amended and Restated Bylaws of Photogen Technologies, Inc. (Filed as Exhibit C to the company's Information Statement on Form DEF 14C dated December 23, 2002 and incorporated herein by reference.)
9.1
Voting, Drag-Along and Right of First Refusal Agreement entered into as of November 12, 2002 by and among Robert J. Weinstein, M.D., Stuart P. Levine, Tannebaum, LLC, Mi3 L.P., Oxford Bioscience Partners IV L.P. and MRNA Fund II L.P. (Filed as Exhibit G to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
10.1
Common Stock Purchase Agreement dated as of August 2, 2002 by and among Photogen Technologies, Inc., Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., New England Partners Capital, L.P. and Tannebaum LLC. (Filed as Exhibit C to the company's DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
10.2
Amendment No. 1 to the Common Stock Purchase Agreement dated as of August 2, 2002 by and among Photogen Technologies, Inc., Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., New England Partners Capital, L.P. and Tannebaum LLC. (Filed as Exhibit A to the company's DEFR 14A Proxy Supplement dated October 18, 2002 and incorporated herein by reference.)
10.3
Separation Agreement dated as of July 29, 2002 by and among the following: Craig Dees, Ph.D. and Dees Family Foundation, Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott, Ph.D. and Scott Family Investment Limited Partnership, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik and Smolik Family LLP, Photogen Technologies, Inc., Photogen, Inc., Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (Filed as Exhibit A to the company's DEFM 14A dated September 12, 2002 and incorporate herein by reference.)

10.4
Registration Rights Agreement entered into as of November 12, 2002 by and among Photogen Technologies, Inc., Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Tannebaum, LLC (Filed as Exhibit D to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
10.5
Letter Agreement entered into as of August 29, 2002 by and between Photogen Technologies, Inc. and Clinical Regulatory Strategies, LLC (Filed as Exhibit 10.2 to the company's quarterly report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference.)
10.6
Office Lease dated February 19, 2001 by and between Photogen, Inc. and Union Square, Limited Partnership. (Filed as Exhibit 10.5 to the company's Annual Report on Form 10-K for the year ended December 31, 2000 and incorporated herein by reference.)
10.7
Form of Registration Rights Agreement dated as of December 30, 2002 entered into by and between Photogen Technologies, Inc. and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., DMG Legacy Institutional Fund LLC, DMG Legacy Fund LLC, and DMG Legacy International Ltd.
10.8	Employment Agreement entered into by the company and Taffy J. Williams, Ph.D., dated October 28, 2002.
10.9	Employment Agreement entered into by the company and Brooks Boveroux, dated October 28, 2002.
10.10	Employment Agreement with Reinhard Koenig, Ph.D., M.D., RAC dated October 28, 2002.
10.11
Incentive Stock Option Award Agreement entered into by and between the company and Taffy J. Williams, Ph.D. dated May 17, 2000. (Filed as Exhibit 10.4 to the company's Current Report on Form 8-K dated May 17, 2001 and incorporated herein by reference.)
10.12
Incentive Stock Option Award Agreement entered into by the company and Brooks Boveroux dated August 1, 2000. (Filed as Exhibit 10.13 to the company's Annual Report on Form 10-K dated December 31, 2000 and incorporated herein by reference.)
10.13	Form of Indemnification Agreement entered into by and between the company and each Director and Senior Vice President of the company.
10.14
Tufts University Sponsored Research Agreement dated August 1, 1999 by and between Photogen, Inc. and Tufts University, a/k/a Trustees of Tufts College. (Filed as Exhibit 10.3 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
10.15	Amended Warrant Certificates between Photogen Technologies, Inc. and Farcap Group LLC dated as of January 31, 2003.
10.16
License Agreement effective as of September 30, 1999 between The General Hospital Corporation and Photogen, Inc. (Filed as Exhibit 10.7 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.

10.17
Securities Purchase Agreement dated as of October 20, 1999, among Photogen Technologies, Inc. and Elan International Services, Ltd. (Filed as Exhibit 10.8 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
10.18
Warrant to Purchase Shares of Common Stock dated October 20, 1999 between Photogen Technologies, Inc. and Elan International Services, Ltd. (Filed as Exhibit 10.9 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
10.19
License Agreement dated October 20, 1999 between Photogen Technologies, Inc, Photogen Newco Ltd. and Elan Pharma International Limited. (Filed as Exhibit 10.13 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
10.20
License Agreement dated October 20, 1999 between Elan Pharma International Limited, Photogen Newco Ltd. and Photogen Technologies, Inc. (Filed as Exhibit 10.14 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
10.21
Subscription, Joint Development and Operating Agreement dated October 20, 1999 between Elan Pharma International Limited, Elan International Services, Ltd., Photogen Technologies, Inc. and Photogen Newco Ltd. (Filed as Exhibit 10.15 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
10.22
Equipment Lease between Picker Financial Group, L.L.C. and Photogen, Inc. dated October 25, 1999. (Filed as Exhibit 10.37 to the company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and incorporated herein by reference.)
10.23	Standstill and Make-Whole Agreement dated as of December 30, 2002 among Xmark Fund, L.P., Xmark Fund, Ltd., Alliance Pharmaceutical Corp. and Photogen Technologies.
10.24	Convertible Secured Note Purchase Agreement dated as of October 4, 2002 by and between Alliance Pharmaceutical Corp. and Photogen Technologies, Inc.
10.25	Form of 8% Convertible Secured Promissory Note by Alliance Pharmaceutical Corp. for the benefit of Photogen Technologies, Inc.
10.26
Amendment to the 8% Convertible Secured Note Purchase Agreement, 8% Convertible Secured Notes and Related Security Agreements dated as of February 26, 2003 by and among Alliance Pharmaceutical Corp., Photogen Technologies, Inc. and the other noteholders.
10.27	Warrant Agreement dated as of November 12, 2002 between Broadmark Capital LLC and Photogen Technologies, Inc.
21	Subsidiaries of Registrant
99.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Reports On Form 8-K.

        During the quarter ended December 31, 2002, we filed the following reports on Form 8-K:

  1.
  On October 16, 2002 we filed a Current Report on Form 8-K announcing the restructuring of our equity financing with a group of institutional investors.

  2.
  On October 31, 2002 we filed a Current Report on Form 8-K with respect to our annual meeting of stockholders.

  3.
  On November 19, 2002 we filed a Current Report on Form 8-K with respect to the consummation of a series of transactions resulting in a change of control, the disposition of certain assets, a one-for four reverse split of our common stock, the resignation and appointment of certain directors and the sale of our common stock.

  4.
  On November 25, 2002, we filed a Current Report on Form 8-K announcing that we entered into a term sheet with respect to our acquisition of certain assets of Alliance.

  5.
  On December 31, 2002, we filed a Current Report on Form 8-K announcing that we consummated the second closing of the sale of our common stock to a group of institutional and individual accredited investors.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 14, 2003	Photogen Technologies, Inc.
	By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D., President and Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D.	President, Chief Executive Officer and Director, Chairman of the Board (principal executive officer)	April 14, 2003
By:	/s/ BROOKS BOVEROUX Brooks Boveroux	Senior Vice President—Finance, Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)	April 14, 2003
By:	/s/ ALAN D. WATSON Alan D. Watson, Ph.D.	Director	April 14, 2003
By:	/s/ ROBERT J. WEINSTEIN Robert J. Weinstein, M.D.	Director	April 14, 2003
By:	/s/ LESTER H. MCKEEVER, JR. Lester H. McKeever, Jr.	Director	April 14, 2003
By:	/s/ GENE GOLUB Gene Golub	Director	April 14, 2003
By:	/s/ WILLIAM D. MCPHEE William D. McPhee	Director	April 14, 2003

S-I

CERTIFICATION

I, Taffy J. Williams, Ph.D., certify that:

1.
I have reviewed this annual report on Form 10-K of Photogen Technologies, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a)
designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)
presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.
The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 14, 2003	/s/ TAFFY J. WILLIAMS Taffy J. Williams President and Chief Executive Officer

S-II

CERTIFICATION

I, Brooks Boveroux, certify that:

1.
I have reviewed this annual report on Form 10-K of Photogen Technologies, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a)
designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)
presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.
The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 14, 2003	/s/ BROOKS BOVEROUX Brooks Boveroux Chief Financial Officer, Treasurer, Secretary and Senior Vice President—Finance

S-III

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
+3.1	Articles of Incorporation of Photogen Technologies, Inc., as amended (Filed as Exhibit E to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+3.2
Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock. (Filed as Exhibit 3.5 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
+3.4	Amended and Restated Bylaws of Photogen Technologies, Inc. (Filed as Exhibit C to the company's Information Statement on Form DEF 14C dated December 23, 2002 and incorporated herein by reference.)
+9.1
Voting, Drag-Along and Right of First Refusal Agreement entered into as of November 12, 2002 by and among Robert J. Weinstein, M.D., Stuart P. Levine, Tannebaum, LLC, Mi3 L.P., Oxford Bioscience Partners IV L.P. and MRNA Fund II L.P. (Filed as Exhibit G to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+10.1
Common Stock Purchase Agreement dated as of August 2, 2002 by and among Photogen Technologies, Inc., Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., New England Partners Capital, L.P. and Tannebaum LLC. (Filed as Exhibit C to the company's DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+10.2
Amendment No. 1 to the Common Stock Purchase Agreement dated as of August 2, 2002 by and among Photogen Technologies, Inc., Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., New England Partners Capital, L.P. and Tannebaum LLC. (Filed as Exhibit A to the company's DEFR 14A Proxy Supplement dated October 18, 2002 and incorporated herein by reference.)
+10.3
Separation Agreement dated as of July 29, 2002 by and among the following: Craig Dees, Ph.D. and Dees Family Foundation, Eric A. Wachter, Ph.D. and Eric A. Wachter 1998 Charitable Remainder Unitrust, Timothy D. Scott, Ph.D. and Scott Family Investment Limited Partnership, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, and Walt Fisher 1998 Charitable Remainder Unitrust, and John A. Smolik and Smolik Family LLP, Photogen Technologies, Inc., Photogen, Inc., Robert J. Weinstein, M.D., Stuart P. Levine and Tannebaum, LLC (Filed as Exhibit A to the company's DEFM 14A dated September 12, 2002 and incorporate herein by reference.)
+10.4
Registration Rights Agreement entered into as of November 12, 2002 by and among Photogen Technologies, Inc., Mi3 L.P., Oxford Bioscience Partners IV L.P., MRNA Fund II L.P. and Tannebaum, LLC (Filed as Exhibit D to the company's Proxy Statement on Form DEFM 14A dated September 12, 2002 and incorporated herein by reference.)
+10.5
Letter Agreement entered into as of August 29, 2002 by and between Photogen Technologies, Inc. and Clinical Regulatory Strategies, LLC (Filed as Exhibit 10.2 to the company's quarterly report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference.)
+10.6
Office Lease dated February 19, 2001 by and between Photogen, Inc. and Union Square, Limited Partnership. (Filed as Exhibit 10.5 to the company's Annual Report on Form 10-K for the year ended December 31, 2000 and incorporated herein by reference.)

*10.7
Form of Registration Rights Agreement dated as of December 30, 2002 entered into by and between Photogen Technologies, Inc. and each of Oxford Bioscience Partners IV L.P., MRNA Fund II L.P., DMG Legacy Institutional Fund LLC, DMG Legacy Fund LLC, and DMG Legacy International Ltd.
*10.8	Employment Agreement entered into by the company and Taffy J. Williams, Ph.D., dated October 28, 2002.
*10.9	Employment Agreement entered into by the company and Brooks Boveroux, dated October 28, 2002.
*10.10	Employment Agreement with Reinhard Koenig, Ph.D., M.D., RAC dated October 28, 2002.
+10.11
Incentive Stock Option Award Agreement entered into by and between the company and Taffy J. Williams, Ph.D. dated May 17, 2000. (Filed as Exhibit 10.4 to the company's Current Report on Form 8-K dated May 17, 2001 and incorporated herein by reference.)
+10.12
Incentive Stock Option Award Agreement entered into by the company and Brooks Boveroux dated August 1, 2000. (Filed as Exhibit 10.13 to the company's Annual Report on Form 10-K dated December 31, 2000 and incorporated herein by reference.)
*10.13	Form of Indemnification Agreement entered into by and between the company and each Director and Senior Vice President of the company.
+10.14
Tufts University Sponsored Research Agreement dated August 1, 1999 by and between Photogen, Inc. and Tufts University, a/k/a Trustees of Tufts College. (Filed as Exhibit 10.3 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
*10.15	Amended Certificates between Photogen Technologies, Inc. and Farcap Group LLC dated as of January 31, 2003.
+10.16
License Agreement effective as of September 30, 1999 between The General Hospital Corporation and Photogen, Inc. (Filed as Exhibit 10.7 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.17
Securities Purchase Agreement dated as of October 20, 1999, among Photogen Technologies, Inc. and Elan International Services, Ltd. (Filed as Exhibit 10.8 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.18
Warrant to Purchase Shares of Common Stock dated October 20, 1999 between Photogen Technologies, Inc. and Elan International Services, Ltd. (Filed as Exhibit 10.9 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.)
+10.19
License Agreement dated October 20, 1999 between Photogen Technologies, Inc, Photogen Newco Ltd. and Elan Pharma International Limited. (Filed as Exhibit 10.13 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.

+10.20
License Agreement dated October 20, 1999 between Elan Pharma International Limited, Photogen Newco Ltd. and Photogen Technologies, Inc. (Filed as Exhibit 10.14 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.21
Subscription, Joint Development and Operating Agreement dated October 20, 1999 between Elan Pharma International Limited, Elan International Services, Ltd., Photogen Technologies, Inc. and Photogen Newco Ltd. (Filed as Exhibit 10.15 to the company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999 and incorporated herein by reference.) Confidential portions of this exhibit were redacted.
+10.22
Equipment Lease between Picker Financial Group, L.L.C. and Photogen, Inc. dated October 25, 1999. (Filed as Exhibit 10.37 to the company's Annual Report on Form 10-KSB for the year ended December 31, 1999 and incorporated herein by reference.)
*10.23	Standstill and Make-Whole Agreement dated as of December 30, 2002 among Xmark Fund, L.P., Xmark Fund, Ltd., Alliance Pharmaceutical Corp. and Photogen Technologies.
*10.24	Convertible Secured Note Purchase Agreement dated as of October 4, 2002 by and between Alliance Pharmaceutical Corp. and Photogen Technologies, Inc.
*10.25	Form of 8% Convertible Secured Promissory Note by Alliance Pharmaceutical Corp. for the benefit of Photogen Technologies, Inc. dated November 15, 2002.
*10.26
Amendment to the 8% Convertible Secured Note Purchase Agreement, 8% Convertible Secured Notes and Related Security Agreements dated as of February 26, 2003 by and among Alliance Pharmaceutical Corp., Photogen Technologies, Inc. and the other noteholders.
*10.27	Warrant Agreement dated as of November 12, 2002 between Broadmark Capital LLC and Photogen Technologies, Inc.
*21	Subsidiaries of Registrant
*99.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
*99.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Filed herewith

+
Incorporated herein by reference

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Fiscal Year Ended December 31, 2002
/ /	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Transition Period From to

Commission File No. 0-23553

PHOTOGEN TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

NEVADA
(State or other jurisdiction of
incorporation or organization)

62-1742885
(I.R.S. Employer Identification No.)

140 UNION SQUARE DRIVE
NEW HOPE, PA 18938
(Address of principal executive offices) (Zip Code)

(215) 862-6860
(Registrant's telephone number, including area code)

        Securities registered pursuant to Section 12(b) of the Act: None

        Securities registered pursuant to Section 12(g) of the Act: common stock, par value $.001 per share

        Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

        Indicate by checkmark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

        Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes☐    No ☒

        The approximate aggregate market value of voting and non-voting common stock held by non-affiliates computed as of June 28, 2002 and March 5, 2003, based upon the last sale price of the common stock reported on the Nasdaq SmallCap Market was approximately $27,738,961 and $13,555,713, respectively. For purposes of this calculation only, the registrant has assumed that its directors and executive officers, and any person known to the issuer to hold 10% or more of the outstanding common stock, are affiliates.

        The number of shares outstanding of each of the registrant's classes of common stock, as of March 5, 2003: 17,114,868.

        Photogen Technologies, Inc. ("we," "us," or the "Company") amends the Consolidated Statements of Cash Flows set forth in Item 8 of Part I of our Form 10-K for the fiscal year ended December 31, 2002 to correct a mathematical error in the amounts shown in the "Net cash used in continuing operating activities" line item under the heading "Cash Flows from Operating Activities." In addition, Item 14 of Part III and the Exhibit Index are amended to reflect the filing of the certificates required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The amended Items are set forth below.

ITEM 8. FINANCIAL STATEMENTS.

Photogen Technologies, Inc.

Consolidated Statement of Cash Flows

	Year Ended December 31, 2000	Year Ended December 31, 2001	Year Ended December 31, 2002	Cumulative Amounts From November 3, 1996 (Inception) to December 31, 2002
Cash Flows From Operating Activities
Net income (loss)	$(10,787,062)	$(9,723,016)	$348,119	$(28,745,194)
Loss from discontinued operations	2,642,863	2,909,820	1,496,430	10,679,101
Depreciation and amortization	416,511	442,191	371,319	1,677,904
Loss (gain) on disposal of equipment and leasehold improvements	43,041	(4,617)	—	38,424
Gain on sale of marketable securities	—	—	—	(18,503)
United States Treasury Notes amortization	(41,437)	(1,029)	—	12,586
Gain on sale of therapeutic business	—	—	(11,779,752)	(11,779,752)
Stock option compensation	125,020	64,729	1,062,054	1,678,570
Beneficial inducement costs for convertible notes	—	—	206,348	206,348
Issuance of warrants in exchange for services rendered	2,191,262	760,363	322,000	4,317,091
Issuance of stock options in settlement of lawsuit	—	—	806,415	806,415
Loss from investment in affiliate	1,203,392	1,952,758	3,452,837	6,915,016
Changes in operating assets and liabilities
Prepaid expenses	408,595	152,340	(663,538)	(693,313)
Interest receivable	(8,892)	93,219	—	—
Accounts payable	(141,444)	(267,945)	531,229	905,003
Accrued expenses	579,452	(11,278)	(298,465)	269,709
Accrued equipment lease	—	1,123,740	10,237	1,133,977

Net cash used in continuing operating activities	(3,368,699)	(2,508,725)	(4,134,767)	(12,596,618)

Net cash used in discontinued operations	(2,642,863)	(2,909,820)	(1,496,430)	(10,679,101)

Cash Flows From Investing Activities
Sale of marketable securities	—	—	—	2,164,464
Purchases of marketable securities	—	—	—	(2,182,967)
Purchases of United States Treasury Notes	(11,749,970)	(4,870,000)	—	(38,656,973)
Sales of United States Treasury Notes	12,320,000	9,815,000	—	39,778,548
Purchase of equipment and leasehold improvements	(516,186)	(45,938)	—	(636,877)
Proceeds from sale of equipment	—	145,551	—	145,551
Costs to acquire patent	(50,000)	—	—	(237,335)
Investment in and advances to affiliate	93,548	(2,245,948)	(650,609)	(15,107,468)
Increase in note receivable	—	—	(1,255,000)	(1,255,000)
Decrease in restricted cash	100,000	—	—	—
Decrease (increase) in deposit	(500,000)	(14,383)	100,000	(443,753)

Net cash (used in) provided by investing activities	(302,608)	2,784,282	(1,805,609)	(16,431,810)

Net cash used in investing activities of discontinued operations	—	—	—	(1,306,676)

Cash Flows From Financing Activities
Principal payments on capital leases	$(21,148)	$(18,356)	$—	$(291,704)
Net proceeds from issuance of equity	5,276,340	1,068,723	9,141,901	40,509,340
Proceeds from capital contributions by shareholders		—	—	1,911,674
Proceeds from issuance of debt	—	2,314,005	3,032,905	5,346,910
Cost of recapitalization	—	—	—	(371,111)

Net cash provided by financing activities	5,255,192	3,364,372	12,174,806	47,105,109

Net Increase (Decrease) in Cash and Cash Equivalents	(1,058,978)	730,109	4,738,000	6,090,904
Cash and Cash Equivalents, at beginning of year	1,681,773	622,795	1,352,904	—

Cash and Cash Equivalents, at end of year	$622,795	$1,352,904	$6,090,904	$6,090,904

1

Supplemental Schedule of Noncash Investing and Financing Activities

        2002

    Payments due on the accrued equipment lease were made through a reduction in deposits due to the Company in the amount of $330,649.

    Debt of $5,346,910 and accrued interest of $235,577 were converted to common stock.

    Split-off of the therapeutic business which included equipment and leasehold improvements of $516,567 and accounts payable of $70,000 in exchange for the Company's common stock valued at $12,226,319.

See accompanying notes to consolidated financial statements.

2

ITEM 14. EXHIBITS AND REPORTS ON FORM 8-K.

        Exhibits.

        The following exhibits are added to this Form 10-K/A.

EXHIBIT NO.	DESCRIPTION
99.1	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

3

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 12, 2003	Photogen Technologies, Inc.
	By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D., President and Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ TAFFY J. WILLIAMS Taffy J. Williams, Ph.D.	President, Chief Executive Officer and Director, Chairman of the Board (principal executive officer)	May 12, 2003
By:	/s/ BROOKS BOVEROUX Brooks Boveroux	Senior Vice President—Finance, Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)	April 24, 2003
By:	/s/ ALAN D. WATSON Alan D. Watson, Ph.D.	Director	April 24, 2003
By:	/s/ ROBERT J. WEINSTEIN, M.D. Robert J. Weinstein, M.D.	Director	April 22, 2003
By:	/s/ LESTER H. MCKEEVER, JR. Lester H. McKeever, Jr.	Director	April 22, 2003
By:	/s/ GENE GOLUB Gene Golub	Director	April 22, 2003
By:	/s/ WILLIAM D. MCPHEE William D. McPhee	Director	May 5, 2003

4

CERTIFICATION

I, Taffy J. Williams, Ph.D., certify that:

1.
I have reviewed this annual report on Form 10-K of Photogen Technologies, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a)
designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)
presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.
The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: May 12, 2003	/s/ TAFFY J. WILLIAMS Taffy J. Williams President and Chief Executive Officer

5

CERTIFICATION

I, Brooks Boveroux, certify that:

1.
I have reviewed this annual report on Form 10-K of Photogen Technologies, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a)
designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)
presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.
The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 24, 2003	/s/ BROOKS BOVEROUX Brooks Boveroux Chief Financial Officer, Treasurer, Secretary and Senior Vice President—Finance

6

EXHIBIT INDEX

        The following exhibits are added to the Exhibit Index.

EXHIBIT NO.	DESCRIPTION
*99.1	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
*99.2	Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*
Filed herewith.

7

Exhibit H

CHARTER OF
IMCOR PHARMACEUTICAL CO.
AUDIT COMMITTEE

Mission Statement

        The Board of Directors has established a committee of its members known as the Audit Committee. The Audit Committee ("Committee") will assist the Board of Directors of IMCOR Pharmaceutical Co. (the "Company") in fulfilling its oversight responsibilities regarding the Company's financial reporting process. The Committee will review the financial reporting process, the system of internal control, the audit process and the Company's process for monitoring compliance with laws and regulations and with the Company's standard operating procedures and policies ("Compliance Policies"). In performing its duties, the Committee will maintain effective working relationships with the Company's Board of Directors, management, external independent public accountants ("External Auditors"), counsel, and internal auditors, if any. To effectively perform his role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations and risks.

I.     Organization

  A.
  The Committee shall consist of three (3) or more members to be selected by the Company's Board of Directors.

  B.
  All of the members shall be "independent directors" or qualify under the exceptions thereto, as such are described by National Association of Securities Dealers ("NASD") rule making, as amended from time to time, and the Sarbanes-Oxley Act of 2002 (the "Act"). In order to be considered independent under the Act, each member of the Committee (i) may not, other than in his or her capacity as a member of the Committee, the Company's Board of Directors or another committee of the Board, accept any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any of its subsidiaries, and (ii) shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment.

  C.
  The Board of Directors shall certify and appoint one (1) member who possesses accounting or related financial management experience and is a "financial expert" having the following attributes, as required by Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC"): (i) an understanding of generally accepted accounting principles ("GAAP") and financial statements, (ii) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves, (iii) some experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting, and (v) an understanding of audit committee functions. The "financial expert" may also be chairman of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheets, income statements and cash flow statements.

  D.
  The Committee will disclose in the Company's SEC reports whether the Committee includes at least one member who is a "financial expert" and if not, why not.

  E.
  The Committee shall have at least the following meetings: a meeting prior to the initiation of the audit of the Company's fiscal year statements; a meeting following the Company's independent auditors' preparation of the Company's fiscal year statements; and meetings at such other times as deemed necessary by the Company's Board of Directors or the Chairman of the Committee.

II.    Roles and Responsibilities

        The Committee's functions and responsibilities shall encompass those matters required to be performed by audit committees by applicable law, SEC regulations or NASD rules and any other matters customarily performed by audit committees. Unless a separate committee of the Board is established for such purpose, the Committee shall also be and function as the Company's qualified legal compliance committee, and shall perform all acts required by applicable law, SEC regulations or NASD rules of such a committee. Without limiting the generality of the foregoing, the Committee shall do the following:

  A.
  Internal Control

  1.
  The Committee shall evaluate whether management is setting the appropriate tone by communicating the importance of internal controls and ensuring that all individuals possess an understanding of their roles and responsibilities;

  2.
  Consider and review with the External Auditor the adequacy of the Company's internal controls, including computerized information systems and security;

  3.
  Gain an understanding of whether internal control recommendations made by either any internal auditors or External Auditors have been implemented by the management; and

  4.
  Ensure that External Auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control and certain other matters.

  B.
  Financial Reporting

  1.
  General Responsibilities of the Committee:

  (a)
  Review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the financial statements; and

  (b)
  Inquire of management, External Auditors and internal auditors, if any, about significant risks and exposures and the plans to minimize such risks.

  2.
  With respect to annual financial statements the Committee shall:

  (a)
  Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members;

  (b)
  Discuss with the External Auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices adopted by the Company;

  (c)
  Meet with management and the External Auditors to review the financial statements and the results of the audit;

  (d)
  Discuss with the External Auditors any significant estimates made by management;

  (e)
  Review management's handling of proposed audit adjustments identified by the External Auditors and the resolution thereof;

      (f)
      Review the MD&A and other sections of the Company's annual report before its release to determine if the information is adequate and consistent with members' knowledge about the Company and its operations; and

      (g)
      Ensure that the External Auditors communicate certain required matters to the Committee.

    3.
    With respect to interim financial statements the Committee shall:

    (a)
    Determine how management develops and summarizes quarterly financial information, the extent of internal audit involvement, if any, in the preparation of the financial statements and confirm that External Auditors review quarterly financial information prior to filing the Company's 10-Q;

    (b)
    As a whole, or the Chairman alone, shall meet with management and with the External Auditors, either telephonically or in person, to review the interim financial statements and the results of the review;

    (c)
    Seek to determine the fairness of the interim statements and disclosures, obtaining explanations from management, the External Auditors and the internal auditors, if any, with respect to:

    i.
    Circumstances where the actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

    ii.
    Ensuring that the Company's compliance with generally accepted accounting principles has been consistently applied;

    iii.
    Any actual or proposed changes in accounting or financial reporting practices;

    iv.
    Any significant or unusual events or transactions;

    v.
    Confirming that the Company's financial and operating controls are functioning effectively; and

    vi.
    Confirming that the interim financial statements contain adequate and appropriate disclosures.

    (d)
    Ensure that the External Auditors communicate certain required matters to the Committee.

  C.
  With respect to compliance with laws and regulations and the Committee's function as the Company's qualified legal compliance committee, the Committee shall:

  1.
  Consist of at least two or more members of the Company's Board of Directors who are not employed, directly or indirectly, by the Company.

  2.
  Adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation under §205.3 of Part 205 of the Code of Federal Regulations (which is incorporated herein by reference).

  3.
  Have been duly established by the Company's Board of Directors with the authority and responsibility:

  (a)
  To inform the Company's chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation (except in the circumstances described in §205.3(b)(4) of Part 205 of the Code of Federal Regulations).

      (b)
      To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:

      (i)
      Notify the full Board of Directors.

      (ii)
      Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys.

      (iii)
      Retain such additional expert personnel as the Committee deems necessary.

      (c)
      At the conclusion of any such investigation, to:

      (i)
      Recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation.

      (ii)
      Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of Directors of the results of any such investigation under this paragraph C and the appropriate remedial measures to be adopted.

    4.
    Have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended the Company to take.

    5.
    Review the effectiveness of the Company's system for monitoring compliance with laws and regulations and the results of management's investigation and action (including disciplinary action) on any fraudulent acts or accounting irregularities;

    6.
    Periodically obtain updates from management, the Company's counsel and the chief financial officer regarding compliance;

    7.
    Make reasonable inquiry to determine that all regulatory compliance matters have been considered in the preparation of the financial statements;

    8.
    Review the findings of any examinations by legal or regulatory agencies, including Nasdaq and the SEC, that have a material effect on the Company's financial statements or related Company compliance policies;

    9.
    Investigate any matter brought to the Committee's attention within the scope of its duties, with the power to retain outside counsel or experts for this purpose if, in its judgment, that is appropriate.

  D.
  With respect to compliance with the Company's Compliance Policies the Committee shall:

  1.
  Ensure that the Company's Compliance Policies are disseminated to all employees, including at the initiation of employment of all new employees;

  2.
  Evaluate whether management is properly communicating the importance of the Compliance Policies and the guidelines for acceptable business practices;

  3.
  Review the Company's monitoring for compliance with the Compliance Policies; and

  4.
  Periodically obtain updates from management and counsel regarding compliance.

  E.
  With respect to internal audits the Committee shall monitor and implement an internal audit when appropriate that shall:

  1.
  Review the activities and organizational structure of the Company's internal audit function;

    2.
    Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment or dismissal of the senior person responsible for any internal audit; and

    3.
    Review whether an internal audit function is necessary in light of the Company's business and operations, and review the effectiveness of any internal audit function implemented.

  F.
  External Audit and non-audit services, with respect thereto, the Committee shall:

  1.
  Prior to the commencement of the fiscal year audit, review the External Auditors' proposed audit scope and approach;

  2.
  Provide sufficient opportunity, including direct separate contact, for the External Auditors to meet or communicate with members of the Committee without members of management present. Among the items to be discussed in these meetings are the External Auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the External Auditors received during the course of their audit;

  3.
  Be solely and directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of any disagreements between management and the External Auditor regarding financial reporting) for purposes of preparing or issuing an audit report. The Company's External Auditor shall report directly to the Committee;

  4.
  Review and confirm the independence and effectiveness of the External Auditor and determine and provide for the payment of the External Auditor's fees and other compensation. The Committee shall oversee the independence of the External Auditor consistent with the Act, the Securities Act of 1933, the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Public Company Accounting Oversight Board (the "Oversight Board"), the Financial Accounting Standards Board, the NASD, as the same may be amended from time to time, and shall actively engage in a dialogue with the External Auditor with respect to any disclosed relationships or services that may affect the External Auditor's objectivity and independence;

  5.
  Preapprove all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services proposed to be provided by the Company's External Auditor, except for non-audit services within the de minimus exception under Section 10A(i)(B) of the Exchange Act. In this connection, the Committee shall have the authority to appoint one or more members to approve services, provided that the decisions made by such designees between meetings of the Committee shall be presented to the full Committee at the next meeting thereof; and

  6.
  Monitor, and shall have authority to designate employees of the Company or engage agents to act on its behalf to monitor, the non-audit services being performed by the Company's External Auditor to ensure that the External Auditor is not performing services that the Committee does not preapprove or are otherwise prohibited under Section 10A(g) of the Exchange Act, including (i) bookkeeping and related services, (ii) financial systems design and implementation, (iii) appraisal or valuation services and fairness opinions, (iv) actuarial services, (v) internal audit outsourcing services, (vi) management and human resource functions, (vii) broker or dealer, investment advisor or investment banking services, (viii) legal or expert services unrelated to the audit, or (ix) such services as the Oversight Board may determine to be impermissible.

  G.
  The Committee shall include a Committee report in the Company's proxy statement, including whether the Committee has:

  1.
  Reviewed and discussed the Company's audited financial statements with management;

  2.
  Discussed with the External Auditor the matters required to be discussed by Statement of Financial Accounting Standards No. 61;

  3.
  Received the written disclosures and letter from the Company's External Auditor relating to their independence as required by Independent Standards Board Standard No. 1, and has discussed with the External Auditor its independence; and

  4.
  Recommended to the Board of Directors, based upon the reviews and discussions referenced above, that the Company's audited financial statements be included in the Company's annual report on Form 10-K.

  H.
  The Committee shall perform the following additional responsibilities:

  1.
  Meet with the External Auditors, chief financial officer, and management in separate executive sessions to discuss any matters that the Committee or these parties believe should be discussed privately;

  2.
  Ensure that significant findings and recommendations made by the External Auditors and then by the internal auditors, if any, are received and discussed on a timely basis;

  3.
  Review, with Company's outside counsel, any legal matters that could have a significant impact on the Company's financial statements;

  4.
  Review the policies and procedures in effect for considering officers' expenses and management perquisites;

  5.
  Maintain the authority to conduct or authorize special investigations and to engage independent counsel and other advisors, as the Committee determines necessary to carry out its duties;

  6.
  Perform other oversight functions as requested by the Board of Directors;

  7.
  Establish procedures for (i) receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) enabling employees to submit on a confidential, anonymous basis their concerns regarding questionable accounting or auditing matters;

  8.
  Review the Committee's report, containing the information required to be stated therein by the rules of the SEC, to be set forth in the proxy statement for the Company's annual meeting of shareholders, and review other Company disclosures relating to the Committee required to be set forth in such proxy statements;

  9.
  Prior to any event involving a related party transaction, review and approve such transaction, or notify and request action on the related party transaction by the full Board of Directors of the Company; and

  10.
  Periodically review and update this Charter, which amendments shall require the approval of the Board of Directors.

III.  Reporting Responsibilities

  A.
  The Committee shall report regularly to the Board of Directors about Committee activities, including but not limited to, quarterly and annual financial reporting, and make appropriate recommendations to the Board of Directors, management, the External Auditors and the internal auditors, if any.

IMCOR PHARMACEUTICAL CO.

ANNUAL MEETING OF STOCKHOLDERS

May 27, 2004

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Taffy J. Williams, Ph.D. and Brooks Boveroux, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy and proxies of the undersigned to vote the shares of Common Stock, par value $.001 per share, of IMCOR Pharmaceutical Co. (the "Company"), which the undersigned could vote, and with all power the undersigned would possess, if personally present at the Annual Meeting of Stockholders of the Company to be held at the Union League Club of Chicago, 65 West Jackson Boulevard, Chicago, Illinois, on May 27, 2004, at 10:00 a.m., Chicago Time, and any adjournment thereof, all as set forth in the accompanying Proxy Statement:

^ FOLD AND DETACH HERE ^

IMCOR PHARMACEUTICAL CO.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY / /

1.	Approve the Company issuing more than 20% of its outstanding common stock in connection with a financing transaction and conversion of notes	For / /	Against / /	Abstain / /
2.	Amend the 2000 Long Term Incentive Compensation Plan to increase the number of shares of Common Stock reserved for issuance from 4,568,750 to 12,000,000 shares	For / /	Against / /	Abstain / /
3.	Election of Directors	For	Withhold	Except as noted
		All	All
		/ /	/ /	/ /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

01 Richard T. Dean, Ph.D.	04 Alan D. Watson, Ph.D., M.B.A.
02 Jonathan Fleming	05 Taffy J. Williams, Ph.D.
03 William D. McPhee

4.	In their discretion, the proxies are authorized to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting, or any adjournment thereof.	For / /	Against / /	Abstain / /

        This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4 above and in the discretion of the appointed proxies upon such other business as may properly come before the meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.
Dated , 2004
Signature(s)

(Please date this proxy and sign it exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder must sign. When signing as an attorney, executor, administrator, or guardian, please give full title as such.)

^ FOLD AND DETACH HERE ^

PLEASE VOTE, SIGN, DATE AND RETURN
THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED.

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TABLE OF CONTENTS
EXHIBIT LIST
PROXY STATEMENT FOR 2003/2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2004
INTRODUCTION
PRO FORMA INFORMATION
FORWARD LOOKING STATEMENTS
PROPOSAL 1 Approve Issuance of More Than 20% of Our Outstanding Stock in a Financing Transaction and Conversion of Notes
PROPOSAL 2 Amend the 2000 Long Term Incentive Compensation Plan
PROPOSAL 3 Election of Five Directors to the Company's Board of Directors
Stock Performance Graph
Financial and Other Information
Other Matters
Information Incorporated By Reference
  Exhibit A
SECURITIES PURCHASE AGREEMENT
Schedule I
  Exhibit B
WARRANT AGREEMENT
  Annex A
[Form of Warrant Certificate]
  Exhibit C
REGISTRATION RIGHTS AGREEMENT
  Annex A
Plan of Distribution
  Annex B
Selling Securityholder Notice and Questionnaire
  Exhibit D
VOTING AGREEMENT
AMENDMENT NO. 1 TO VOTING AGREEMENT
  Exhibit E
IMCOR Pharmaceutical Co. 2000 LONG TERM INCENTIVE COMPENSATION PLAN
  Exhibit F
  PART I
  ITEM 1. DESCRIPTION OF BUSINESS.
  ITEM 2. DESCRIPTION OF PROPERTY.
  ITEM 3. LEGAL PROCEEDINGS.
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
  PART II.
  ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS, AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES.
  ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.
  ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
  ITEM 8A. CONTROLS AND PROCEDURES.
  PART III.
  ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; AND COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.
  ITEM 10. EXECUTIVE COMPENSATION.
  ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
  ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
  ITEM 13. EXHIBITS, LIST AND REPORTS ON FORM 8-K.
  ITEM 14. Principal Accountant Fees and Services.
SIGNATURES
EXHIBIT INDEX
  ITEM 7. FINANCIAL STATEMENTS.
  Report of Independent Certified Public Accountants
  Report of Independent Certified Public Accountants
IMCOR Pharmaceutical Co. (A Development Stage Company) Consolidated Balance Sheets
IMCOR Pharmaceutical Co. Consolidated Statements of Operations
IMCOR Pharmaceutical Co. Consolidated Statement of Shareholders' Equity
IMCOR Pharmaceutical Co. Consolidated Statements of Cash Flows
IMCOR Pharmaceutical Co. Notes to Consolidated Financial Statements
  ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.
  Exhibit G
PART I
  ITEM 1. BUSINESS.
  ITEM 2. PROPERTIES.
  ITEM 3. LEGAL PROCEEDINGS.
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
PART II.
  ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.
  ITEM 6. SELECTED FINANCIAL DATA.
  ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
  ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.
  ITEM 8. FINANCIAL STATEMENTS.
  Report of Independent Certified Public Accountants
Photogen Technologies, Inc. Consolidated Balance Sheets
Photogen Technologies, Inc. Consolidated Statements of Operations
Photogen Technologies, Inc. Consolidated Statement of Shareholders' Equity
Photogen Technologies, Inc. Consolidated Statements of Cash Flows
Photogen Technologies, Inc. Notes to Consolidated Financial Statements
  Independent Auditors' Report
Sentigen Ltd. Balance Sheets
Sentigen Ltd. Statements of Operations
Sentigen Ltd. Statements of Shareholders' Equity
Sentigen Ltd. Statements of Cash Flows
Sentigen Ltd. Notes to Financial Statements
  ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
PART III.
  ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.
  ITEM 11. EXECUTIVE COMPENSATION.
  ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
  ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
  ITEM 14. CONTROLS AND PROCEDURES
  ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.
SIGNATURES
CERTIFICATION
EXHIBIT INDEX
  ITEM 8. FINANCIAL STATEMENTS.
Photogen Technologies, Inc. Consolidated Statement of Cash Flows
  ITEM 14. EXHIBITS AND REPORTS ON FORM 8-K.
SIGNATURES
CERTIFICATION
EXHIBIT INDEX
  Exhibit H
CHARTER OF IMCOR PHARMACEUTICAL CO. AUDIT COMMITTEE